PACIFIC SELECT EXEC V-NY PROSPECTUS MAY 1, 2022

Pacific Select Exec V-NY is a flexible premium variable universal life insurance policy issued by Pacific Life & Annuity Company (“PL&A”) through the Pacific Select Exec Separate Account of PL&A.

• Flexible premium means you can vary the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing costs of Policy benefits.

• Variable means the Policy’s value depends on the performance of the Investment Options you choose.

• Universal life insurance means you can accumulate cash value and the Policy provides a Death Benefit to the Beneficiary you choose.

You should be aware that the Securities and Exchange Commission (SEC) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable life insurance, has been prepared by the SEC’s staff and is available at Investor.gov.

This Policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Policy. The Policy is described in detail in this prospectus and its Statement of Additional Information (SAI). Each Fund is described in its prospectus and in its SAI. No one has the right to describe the Policy or any Fund any differently than they have been described in these documents.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. PL&A, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

This Policy is no longer offered for sale.

Where To Go For More Information back cover

SPECIAL TERMS

In this prospectus, you or your mean the policyholder or Owner. PL&A, we, us or our refer to Pacific Life & Annuity Company. Policy means a Pacific Select Exec V-NY variable life insurance policy, unless we state otherwise.

We have tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We have identified some of these below.

If you have any questions, please ask your life insurance producer or call us at (888) 595-6997.

Accumulated Value – the total amount of your Policy’s value allocated to the Variable Investment Options and any available Fixed Options, plus the amount in the Loan Account, on any Business Day.

Additional Coverage – is one of the Coverage Components under this policy and provides term life insurance coverage on the Insured.

Age – the Insured’s age on his/her birthday nearest the Policy Date. We add one year to this Age on each Policy Anniversary.

Basic Coverage – is one of the Coverage Components under this policy and provides life insurance coverage on the Insured.

Beneficiary – the person, people, entity or entities you name to receive the Death Benefit Proceeds.

Business Day – any day that the New York Stock Exchange and our Life Insurance Division are open. It usually ends at 4:00 p.m. Eastern time. A Business Day is called a valuation day in your Policy.

Cash Surrender Value – the Policy’s Accumulated Value less any surrender charge.

Cash Value Accumulation Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(b) of the Tax Code.

Class – a subgroup of Insureds determined by a number of factors, including, but not limited to, the Death Benefit, Face Amount, Policy Date, policy duration, the Insured's Age and Risk Class, and the presence of optional riders and benefits.

Code or Tax Code – is the U.S. Internal Revenue Code of 1986, as amended.

Coverage – insurance coverage on the Insured as provided by the Policy or other Coverage Components.

Coverage Components – provide life insurance coverage on the Insured. There are three coverage components: Basic Coverage, Additional Coverage and SVER Coverage. Basic Coverage is a required Coverage Component. Additional Coverage and SVER Coverage are optional Coverage Components.

Coverage Layer – is the amount of coverage purchased at a given time for a Coverage Component. Each Coverage Component may have one or more Coverage Layers. Each Coverage Layer has an associated Face Amount, Risk Class, effective date, and charges.

Death Benefit – the amount which is payable on the date of the Insured's death.

Death Benefit Proceeds – the amount which is payable to the Beneficiary on the date of the Insured's death, adjusted as provided in the Policy.

Death Benefit Qualification Test – either the Cash Value Accumulation Test or the Guideline Premium Test. This test determines what the lowest Minimum Death Benefit should be in relation to a Policy’s Accumulated Value. Each test available under the Policy is defined in Section 7702 of the Tax Code.

Face Amount – is the Face Amount of each Coverage Component.

Fixed Account – an account that is part of our General Account to which all or a portion of Net Premium payments may be allocated for accumulation at a fixed rate of interest declared by us. This account may earn a lower declared interest rate and has more flexible allocation rules than the Fixed LT Account.

Fixed Accumulated Value – the total amount of your Policy’s value allocated to the Fixed Accounts.

Fixed LT Account – an account that is part of our General Account to which all or a portion of Net Premium payments may be allocated for accumulation at a fixed rate of interest declared by us. This account may earn a higher declared interest rate but has stricter allocation rules than the Fixed Account.

Fixed Options – consist of one or more Fixed Accounts available under this policy, and are part of our General Account. The Fixed Accounts available as of the Policy Date are the Fixed Account and the Fixed LT Account. Net premiums and Accumulated Value under this policy may be allocated to one or more Fixed Accounts.

Free Look Right – your right to cancel (or refuse) your Policy and return it for a refund.

Fund – one of the funds providing underlying portfolios for the Variable Investment Options offered under the Policy.

General Account – includes all of our assets, except for those held in the Separate Account, or any of our other separate accounts.

Grace Period – a 61-day period, beginning on the date we send you, and anyone to whom you have assigned your Policy, notice that your Policy’s Accumulated Value less Standard Policy Debt is insufficient to pay the Monthly Deduction. The Grace Period gives you 61 days in which to pay sufficient premium to keep your Policy In Force and prevent your Policy from lapsing.

Guideline Premium Limit – the maximum amount of premium or premiums that can be paid for any given Face Amount in order to qualify the Policy as life insurance for tax purposes as specified in the Guideline Premium Test.

Guideline Premium Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(a)(2) of the Tax Code.

Illustration – a display of hypothetical future Policy benefits based on the assumed Age and Risk Class of an Insured, Face Amount of the Policy, Death Benefit Option, premium payments, any Rider requested, and historical or hypothetical gross rate(s) of return.

In Force – the Policy is in effect and provides a death benefit on the Insured.

In Proper Form – is when we will process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. In Proper Form may require, among other things, a notarized signature or some other proof of authenticity. We do not generally require such proof, but we may ask for proof if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us. Call us or contact your life insurance producer if you have questions about the In Proper Form requirement for a request.

Insured – the person on whose life the Policy is issued.

Investment Option – consist of the Variable Options, any available Fixed Options, and any additional investment options that may be added.

Loan Account – an account which holds amounts transferred from the Investment Options as collateral for Policy loans.

Loan Accumulated Value – the total amount of your Policy’s Accumulated Value allocated to the Loan Account.

Minimum Death Benefit – is based on the Death Benefit Qualification Test for the Policy and at any time will be no less than the minimum amount we determine to be required for this Policy to qualify as life insurance under the Code.

Modified Endowment Contract – a type of life insurance policy as described in Section 7702A of the Tax Code, which receives less favorable tax treatment on distributions of cash value than conventional life insurance policies. Classification of a Policy as a Modified Endowment Contract is generally dependent on the amount of premium paid during the first seven Policy Years, or after a material change has been made to the Policy.

Monthly Deduction End Date – the Policy Anniversary on and after which we do not deduct a monthly charge. The Monthly Deduction End Date for your Policy is shown in the Policy Specifications and does not change for the life of the Insured. This date is the Policy Anniversary when the Insured attains age 121.

Monthly Payment Date – the day we deduct monthly charges from your Policy’s Accumulated Value. The first Monthly Payment Date is your Policy Date, and it is the same day each month thereafter.

Net Accumulated Value – the Accumulated Value less any Policy Debt.

Net Amount At Risk – the difference between the Death Benefit payable if the Insured died and the Accumulated Value of your Policy. We use a Net Amount At Risk to calculate the Cost of Insurance Charge. For Cost of Insurance Charge purposes, the Net Amount At Risk is equal to the Death Benefit as of the most recent Monthly Payment Date divided by 1.0020598, reduced by the Accumulated Value of your Policy.

Net Cash Surrender Value – the Cash Surrender Value less any Policy Debt.

Net Premium – premium paid less any premium load deducted.

Net Single Premium – the amount of premium needed to fund future benefits under the Policy as specified in the Cash Value Accumulation Test.

Owner – the person named on the application who makes the decisions about the Policy and its benefits while it is In Force. Two or more Owners are called Joint Owners.

Policy Anniversary – the same day as your Policy Date every year after we issue your Policy.

Policy Date – the date upon which life insurance coverage under the Policy becomes effective. The Policy date is used to determine the Monthly Payment Date, Policy months, Policy Years, and Policy monthly, quarterly, semi-annual and annual anniversaries.

Policy Debt – the amount in the Loan Account, plus any interest you owe.

Policy Specifications – summarizes information specific to your Policy at the time the Policy is issued. We will send you updated Policy Specification pages or supplemental schedules if you change your Policy’s Face Amount or any of the Policy’s other benefits.

Policy Year – starts on your Policy Date and each Policy Anniversary, and ends on the day before the next Policy Anniversary.

Riders – provide extra benefits, some at additional cost.

Risk Class – is determined during the underwriting process and is used to determine certain Policy charges. The Risk Class of each Insured is shown in the Policy Specifications. The Risk Class of each Insured for any additional coverage added after issue will be shown in the Supplemental Schedule of Coverage.

Separate Account – the Pacific Select Exec Separate Account, a separate account of ours registered as a unit investment trust under the Investment Company Act of 1940.

Supplemental Schedule of Coverage – is the written notice we will provide you reflecting certain changes made to your Policy after the Policy Date.

SVER Coverage – is one of the Coverage Components under this policy and provides term life insurance coverage on the Insured.

Total Face Amount – is the sum of Face Amounts of all Coverage Layers of all Coverage Components. The Total Face Amount is used in determining the Death Benefit under this policy.

Variable Account – a subaccount of the Separate Account which invests in shares of a corresponding underlying Fund.

Variable Investment Option – one or more Variable Accounts available under this policy, and are part of the Separate Account.

Written Request – your signed request in writing, which may be required on a form we provide, and received by us at our Administrative Office In Proper Form, containing information we need to act on the request. Written Request includes an electronic request provided in a form acceptable to us.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If you surrender your Policy within the first 5 years of any Coverage Layer added to the Policy (each Coverage Layer will have its own 5-year period from the date it went into effect) you will be assessed a surrender charge of up to a maximum of 4.500% ($45.00) per $1,000 of Face Amount. This charge will vary based on upon the individual characteristics of the Insured and other options chosen.

For example, if you surrender your Policy within the first 5 years of Policy issue, you could pay a surrender charge up to $4,500 on a $100,000 of Face Amount.

Fee Tables Surrendering Your Policy
Transaction Charges

In addition to surrender charges, you may also be charged for other transactions. These other charges may include charges for each premium paid, withdrawal charge for partial withdrawals, transfer fees for transfers among the Investment Options, audits of premium/loan, duplicate Policy fee, Illustration request fee, Face Amount increases, Risk Class change fees and for additions of optional Riders.

Fee Tables Deductions From Your Premiums Making Withdrawals
Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of optional benefits available under the Policy, including charges on any Policy loan and such fees and expenses (excluding Policy loan charges) are set based on characteristics of the Insured (e.g. age, sex, and rating classification). Please review the Policy Specifications page of your Policy for rates applicable to your Policy.

You will also bear expenses associated with the Funds you choose under the Policy, as shown in the following table:

Fee Tables Monthly Deductions Appendix: Funds Available Under the Policy
	ANNUAL FEE	MINIMUM	MAXIMUM

FEES AND EXPENSES			LOCATION IN PROSPECTUS
Investment Options (Fund fees and expenses)	0.27%[1]	1.64%[1]

1 As a percentage of Fund assets.

RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Policy, including loss of principal.	Principal Risks of Investing in the Policy
Not a Short-Term Investment

This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Policy is designed to provide a death benefit. This Policy may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs.

Surrender charges apply for up to 5 years for each Coverage Layer added to the Policy and any withdrawals may be subject to income tax.

Principal Risks of Investing in the Policy Surrendering Your Policy
Risks Associated with Investment Option

An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Policy (e.g. Funds).

Each Investment Option (including any Fixed Option) will have its own unique risks.

You should review, working with your life insurance producer, the Investment Options before making an investment decision.

Principal Risks of Investing in the Policy Investment Options - Fixed Options Appendix: Funds Available Under the Policy
Insurance Company Risks

Investment in the Policy is subject to the risks related to us, and any obligations (including any Fixed Option), guarantees, or benefits are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about us, including our financial strength ratings, is available upon request by calling us at (800) 347-7787 or visiting our website at www.PacificLife.com.

Principal Risks of Investing in the Policy About Pacific Life
Contract Lapse

Your Policy remains In Force as long as you have sufficient Net Accumulated Value to cover your Policy’s monthly deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means no death benefit will be paid. There are costs associated with reinstating a lapsed Policy.

Principal Risks of Investing in the Policy Lapsing and Reinstatement

RESTRICTIONS	LOCATION IN PROSPECTUS
Investments

Transfers between Investment Options are limited to 25 each calendar year. Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. Additional Fund transfer restrictions apply.

Under the Fixed Options, there are frequency, amount and/or percentage limits on the amount that may be transferred into or out of the Fixed Options. These limits are significantly more restrictive than those that apply to transfers into or out of the Variable Investment Options. It may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options to the Variable Investment Options. Additional Fixed Option transfer restrictions apply.

Certain Funds may stop accepting additional investments into their Fund or may liquidate a Fund. In addition, if a Fund determines that excessive trading has occurred, they may limit your ability to continue to invest in their Fund for a certain period of time.

We reserve the right to remove, close to new investment, or substitute Funds as Investment Options.

Transferring Among Investment Options and Market-Timing Restrictions Transfer Services Appendix: Funds Available Under the Policy
Optional Benefits

We offer several optional benefits in the form of a rider to the Policy. Various optional benefits are available and some have an additional charge. Not all riders are available in every state and some riders may only be added when you apply for your Policy. We may stop offering an optional benefit at any time for new purchases.

Certain optional benefits limit or restrict the Investment Options that you may select under the Contract.

Optional Riders and Benefits Appendix: Funds Available Under the Policy

TAXES	LOCATION IN PROSPECTUS
Tax Implications

Consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy. Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. There is no additional tax benefit to you if the Policy is purchased through a tax-qualified plan.

Variable Life Insurance and Your Taxes

CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation

Some life insurance producers may receive compensation for selling this Policy to you in the form of commissions, additional cash compensation, and non-cash compensation. We may also provide additional payments in the form of cash, other special compensation or reimbursement of expenses to the life insurance producer’s selling broker dealer. These life insurance producers may have a financial incentive to offer or recommend this Policy over another investment.

Distribution Arrangements
Exchanges

Some life insurance producers may have a financial incentive to offer you a new policy in place of the one you already own.

You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.

Policy Exchange Distribution Arrangements

OVERVIEW OF THE POLICY

Purpose

This primary purpose of the Policy is to provide life insurance protection and flexibility for premium payments, the death benefit, and investment selections to meet your specific life insurance needs. This Policy may be appropriate if you are looking to provide a death benefit for family members or others. Discuss with your life insurance producer whether this Policy, optional benefits and underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and relevant information. Together you can decide if this Policy is right for you. Also, before you purchase this Policy, you may request a personalized illustration of your hypothetical future benefits under the Policy based on your personal characteristics (e.g. age and risk class), Face Amount of your Policy, Death Benefit Option, planned periodic premium, any Rider requested, and historical or hypothetical gross rate(s) of return.

Premiums

After you pay the first premium payment, the Policy gives you the flexibility to choose the amount and frequency of your additional premium payments within certain limits. You may schedule your premium payments, referred to as planned periodic premium, on an annual, semi-annual, quarterly, or monthly basis. You are not required to pay any planned premiums. However, payment of insufficient premiums may result in a lapse of the Policy. There is no guarantee that your Policy will not lapse even if you pay your planned premium. Your Policy will lapse if the Accumulated Value, less Policy Debt, is not enough to cover the monthly charge on the day we make the deduction. If this occurs, your Policy will enter its Grace Period. The Grace Period is 61 days from the date we send you a notice that explains the sufficient amount to pay to keep your Policy In Force. During the Grace Period, your Policy will remain In Force and continue to provide a death benefit. If sufficient premium has not been made within the Grace Period, your Policy will lapse. You should consider a periodic review of your coverage with your life insurance producer.

Your net premium payments may be allocated to Variable Investment Options (each of which invests in a corresponding Fund) and/or Fixed Options which provide a guaranteed minimum interest rate.

Additional information about the Funds is provided in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY to this Prospectus.

Federal tax law puts limits on the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances, for example, if the amount of premium you paid would result in your Policy no longer qualifying as life insurance or becoming a Modified Endowment Contract under the Tax Code.

Policy Features

Death Benefit

While the Policy is In Force, we will pay death benefit proceeds to the Beneficiary upon the death of the Insured. The death benefit proceeds equal the death benefit plus any additional benefit provided by a rider less any outstanding loan or unpaid Policy charges. You may choose between three Death Benefit Options:

• Option A – the Total Face Amount of the Policy,

• Option B – the Total Face Amount of the Policy plus the Accumulated Value, or

• Option C – the Total Face Amount of the Policy plus the total premiums that have been paid, less any withdrawals or distributions that reduce your Accumulated Value.

Policy charges vary depending on which Death Benefit Option is selected.

Withdrawals

You can withdraw part of the Accumulated Value starting on your Policy’s first anniversary (no withdrawals may be made during the first year of the Policy). Each withdrawal must be at least $200 and after a withdrawal, the remaining Accumulated Value less any loan amount must be at least $500. Making a withdrawal may have tax consequences, increase the risk of the Policy lapsing, and reduce Policy values and the Death Benefit. Withdrawals may also be subject to a charge of $25 per withdrawal, but we are not currently imposing this charge.

Surrender

You can surrender your Policy at any time while the Insured is alive. Any outstanding loan, loan interest, or surrender charge will be deducted and surrender proceeds will be paid in a single lump sum check. Upon surrender, you will have no life insurance coverage under this Policy. A surrender may have tax consequences.

Loans

You can borrow money from us any time after the Free Look Transfer Date to gain access to the Accumulated Value in the Policy. The maximum amount available to borrow is less than 100% of your Accumulated Value. The minimum amount you can borrow is

$200. Loans may have tax consequences. A loan is available based on the Accumulated Value allocated to any of the Investment Options. When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow which is due on your Policy Anniversary. The Accumulated Value set aside to secure your loan is transferred to a Loan Account which earns interest daily. Taking out a loan, whether or not you repay it, will affect the growth of your Policy’s Accumulated Value since the amount used to secure the loan will not participate in the investment experience of the Investment Options, will not be available to pay any Policy charges, may increase the risk of the Policy lapsing, and could reduce the amount of the Death Benefit.

Optional Benefits

The Policy offers the following Investment Option transfer services at no additional cost: dollar cost averaging, portfolio rebalancing, first year transfer, and the Fixed Option interest sweep. You may only participate in one transfer service at any time. You can find additional information about the transfer services in the OTHER BENEFITS AVAILABLE UNDER THE POLICY section.

The Policy offers several riders (some for an additional charge) that provide supplemental benefits under the Policy. Any charges associated with each rider are presented in the FEE TABLES section below. You can find additional information about the Riders in the OTHER BENEFITS AVAILABLE UNDER THE POLICY and OPTIONAL RIDERS AND BENEFITS sections. Speak with your life insurance producer or contact us to determine which Riders were added to your Policy.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender or make withdrawals from the Policy, or transfer Accumulated Value between Investment Options.

TRANSACTION FEES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Maximum Sales Charge Imposed on Premiums (Load)	Upon receipt of premium	6.95% of premium
Maximum surrender charge Basic Coverage	Upon full surrender of Policy during the first 5 Policy Years	$0.71-$45.00 per $1,000 of Face Amount[1]
Additional Coverage		No surrender charge
SVER Coverage		No surrender charge
Withdrawal charge (including any withdrawals under the Automated Income Program)[2]	Upon partial withdrawal of Accumulated Value	$25 per withdrawal
Transfer fees[2]	Upon transfer of Accumulated Value between Investment Options	$25 per transfer in excess of 12 per Policy Year
Audits of premium/loan[2]	Upon request of audit of 2 years or more	$25 per request
Duplicate Policy[2,3]	Upon request of duplicate Policy	$50 per request
Illustration request[2]	Upon request of Policy illustration in excess of 1 per year	$25 per request
Face Amount increase[2]	Upon effective date of requested Face Amount increase	$100 per request
Risk Class change[2]	Upon request for Risk Class change	$100 per request
Annual Renewable Term Rider – Additional Insured[2]	Upon effective date of the addition of a covered person	$100 per request

1 The surrender charge is based on Sex, Age and Risk Class of the Insured on the Policy Date or on the effective date of a later Coverage Layer as well as the Face Amount of the effected Coverage Layer(s). The surrender charge decreases monthly until it is reduced to $0 in Policy Year 6 and thereafter. The surrender charge shown in the table may not be typical of the surrender charge you will pay. Ask your life insurance producer for information on this charge for your Policy. The surrender charge for your Policy will be stated in the Policy Specifications.

2 We currently do not impose this charge.

3 Certificate of Coverage is available without charge.

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Base Policy Charges:
Administrative charge[1]
Maximum and current charge	Monthly Payment Date	$7.50
Asset charge[1]
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	0.45% annually (0.0375% monthly) of first $25,000 of Accumulated Value in Investment Options, plus 0.05% annually (0.0042% monthly) of Accumulated Value in excess of $25,000 in Investment Options
Basic Coverage
Cost of Insurance[1,2]
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.02–$83.34 per $1,000 of Net Amount At Risk
Minimum and Maximum current charge		$0.02–$67.13 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.23 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue[3]
Current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue[3]
Coverage charge[1,4]
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.03–$1.68 per $1,000 of Coverage Layer Face Amount
Minimum and Maximum current charge		$0.00–$0.92 per $1,000 of Coverage Layer Face Amount
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.41 per $1,000 of Coverage Layer Face Amount for a male non-smoker who is Age 45 at Policy issue[3].
Additional Coverage
Cost of Insurance[1,2]
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.02–$83.34 per $1,000 of Net Amount At Risk
Minimum and Maximum current charge		$0.02–$67.05 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.23 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue[3]
Current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue[3]
Coverage charge[1,4]
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.29–$3.84 per $1,000 of Coverage Layer Face Amount
Minimum and Maximum current charge		$0
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $1.03 per $1,000 of Coverage Layer Face Amount for a male non-smoker who is Age 45 at Policy issue[3]
Current charge during Policy Year 1 is $0.00 per $1,000 of Coverage Layer Face Amount for a male non-smoker who is Age 45 at Policy issue[3]

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
SVER Coverage
Cost of Insurance[1,2]
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.02–$83.34 per $1,000 of Net Amount At Risk
Minimum and Maximum current charge		$0.02–$67.05 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.23 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue[3]
Current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue[3]
Coverage charge[1,4]
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.00–$7.38 per $1,000 of Coverage Layer Face Amount
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.00 per $1,000 of Coverage Layer Face Amount for a male non-smoker who is Age 45 at Policy issue[3]
Optional Benefit Charges[6]:
Loan interest charge
Maximum guaranteed and current charge	Policy Anniversary	2.75% of Policy’s Loan Account balance annually[5]
Overloan Protection II Rider
Minimum and Maximum guaranteed and current charge	At exercise of benefit	1.12%–4.52% of Accumulated Value on date of exercise[8]
Charge for a representative Insured		Maximum guaranteed and current charge for a male non-smoker who exercises the Rider at Age 85 is 2.97% of Accumulated Value on date of exercise
Annual Renewable Term Rider–Additional Insured
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.02–$83.34 per $1,000 of Rider Face Amount
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.16 per $1,000 of Rider Face Amount for a female non-smoker who is Age 45 at Policy issue[3]
Current charge during Policy Year 1 is $0.08 per $1,000 of Rider Face Amount for a female nonsmoker who is Age 45 at Policy issue[3]
Children’s Term Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.75–$1.05 per $1,000 of insurance Coverage on each child
Disability Benefit Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.40–$1.00 per $10 of monthly benefit
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.45 per $10 of monthly benefit for a male non-smoker who is Age 45 at Policy issue[3]
Guaranteed Insurability Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.10–$0.29 per $1,000 of monthly benefit
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.28 per $1,000 of monthly benefit for a male non-smoker who is Age 35 at Policy issue[3,7]
Waiver of Charges Rider
Minimum and Maximum guaranteed and current	Monthly Payment Date	$0.04–$0.55 per $1,000 of Net Amount At Risk plus

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
charge		the ARTR-AI Face Amount (if any)
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk plus the ARTR-AI Face Amount (if any) for a male non-smoker who is Age 45 at Policy issue[3]

1 This charge is not deducted on and after your Policy’s Monthly Deduction End Date.

2 Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the guaranteed cost of insurance rates applicable to your Policy, and more detailed information about your cost of insurance rates is available on request from your life insurance producer or us. Also, before you purchase the Policy, you may request personalized Illustrations. Cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated using the Net Amount At Risk. For an example of how the cost of insurance rates of the Coverage Components work together to affect your monthly deduction for this charge, see Appendix: Coverage Components.

3 Charges shown for this sample Policy may not be typical of the charges you will pay.

4 The Coverage charge rate is based on Sex, the Age and Risk Class of the Insured on the Policy Date, or date Rider is effective. Each Coverage Layer will have a corresponding Coverage charge related to the amount of the increase, based on the Sex, Age and Risk Class of the Insured at the time of the increase. Ask your life insurance producer for information on this charge for your Policy. The Coverage charges shown in the table may not be typical of the charges you will pay. The Coverage charge for your Policy will be stated in the Policy Specifications. For an example of how the Coverage charge rates of the Coverage Components work together to affect your monthly deduction for this charge, see Appendix: Coverage Components.

5 In addition to the loan interest charge, the Loan Accumulated Value that is used to secure Policy Debt will be credited interest at a minimum of 2.50%. Interest on the Loan Account and Policy Debt accrues daily. On each Policy Anniversary, we transfer the excess of the Policy Debt over Loan Accumulated Value from the Investment Options to the Loan Account. If the Loan Accumulated Value is greater than Policy Debt, then such excess is transferred from the Loan Account to the Investment Options.

6 Riders are briefly described under OPTIONAL RIDERS AND BENEFITS. Except for the Childrens Term Rider, Rider charges are based on the Age and Risk Class of the person insured under the Rider on the effective date of the Rider. Ask your life insurance producer for information on optional Rider charges for your Policy. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

7 Guaranteed Insurability Rider is only available to Insureds age 37 and under at Policy issue.

8 The charge to exercise the Overloan Protection II Rider is shown as a table in your Policy Specifications. The charge varies by the Insured’s sex, Risk Class and Age at the time the Rider is exercised. For more information on this Rider, see WITHDRAWALS, SURRENDERS AND LOANS – Overloan Protection II Rider.

The next item shows the minimum and maximum total operating expenses charged by the Fund that you pay periodically during the time that you own the Policy. A complete list of Funds available under the Policy, including their annual expenses, may be found at the back of this document in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY.

Annual Fund Expenses

	Minimum	Maximum
Expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.	0.27%	1.64%

PRINCIPAL RISKS OF INVESTING IN THE POLICY

Risk of Loss

You can lose money by investing in this Policy, including loss of principal. The Policy is not a deposit or obligation of, or guaranteed or endorsed by any bank. It is not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency.

Unsuitable as Short-Term Savings Vehicle

This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Policy is designed to provide a death benefit. This Policy may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. No withdrawals may be made during the first year of the Policy. Surrender charges apply for up to 5 years for each Coverage Layer added to the Policy and any withdrawals may be subject to income tax. Please discuss your insurance needs and financial objectives with your life insurance producer. Together you can decide if the Policy is right for you. We are a variable life insurance policy provider. We are not a fiduciary and therefore do not give advice or make recommendations regarding insurance or investment products.

Policy Lapse

Your Policy remains In Force as long as you have sufficient Net Accumulated Value to cover your Policy’s monthly deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means no death benefit will be paid. There are costs associated with reinstating a lapsed Policy. There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your life insurance producer.

Before your Policy lapses, there is a Grace Period. The Grace Period give you 61 days to pay enough additional premium to keep your Policy In Force and to prevent your Policy from lapsing. The 61-day period begins on the date we send notice that your Policy’s Accumulated Value less any Policy Debt is not enough to pay the total monthly charge.

Limitations on Access to Accumulated Value through Withdrawals

Withdrawals under the Policy are available starting on the first Policy Anniversary. Each withdrawal must be at least $200. We will not accept a withdrawal request if the withdrawal will cause the Policy to become a Modified Endowment Contract (MEC), unless you have told us in writing that you desire to have your Policy become a MEC. See Tax Implications below for additional information on MECs.

Risks Associated with Variable Investment Options

You should consider the Policy’s investment as well as its costs. Your investment is subject to the risk of poor investment performance and can vary depending on the performance of the Variable Investment Options you have chosen. Each Variable Investment Option will have its own unique risks. The value of each Variable Investment Option will fluctuate with the value of the investments it holds, and returns are not guaranteed. You can lose money by investing in the Policy, including loss of principal. You bear the risk of any Variable Investment Options you choose. You should read each Fund prospectus carefully before investing. You can obtain a Fund prospectus by contacting your life insurance producer or by visiting https://www.pacificlife.com/home/products/life-insurance/variable-universal-life-insurance/prospectuses-and-other-reports.html. No assurance can be given that a Fund will achieve its investment objectives.

Risks Associated with Fixed Options

Under the Fixed Options, there are frequency, amount and/or percentage limits on how much may be transferred from the Fixed Options. These limits are significantly more restrictive than those that apply to transfers out of the Variable Investment Options and it may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options to Variable Investment Options. Such restrictions on transfers from the Fixed Options may prevent you from reallocating your Accumulated Value at the times and in the amounts that you desire and may result in lower investment performance than if you allocated to Variable Investment Options. See YOUR INVESTMENT OPTIONS – Transferring Among Investment Options and Market-timing Restrictions.

Insurance Company Risks

Investment in the Policy is subject to the risks related to us, and any obligations (including under any Fixed Options), guarantees, or benefits are backed by our claims paying ability and financial strength. You must look to our strength with regard to such guarantees.

Tax Implications

We believe the Policy meets the statutory definition of life insurance for federal income tax purposes. We do not know whether the current treatment of life insurance policies under current federal income tax, estate, or gift tax laws will continue. We also do not know if the current interpretations of the laws by the IRS or the courts will remain the same. Also, future legislation may adversely change the tax treatment of life insurance policies.

Death benefits from a life insurance policy may generally be excluded from income under the Tax Code. Also, you generally are not subject to taxation on any increase in the Accumulated Value until it is withdrawn. You may be subject to income tax if you take withdrawals or surrender your Policy, or if your Policy lapses and you have not repaid any outstanding Policy Debt. If your Policy becomes a MEC, distributions you receive beginning on the date the Policy becomes a MEC may be subject to tax and a 10% penalty.

Cybersecurity and Business Continuity Risks

Our business is highly dependent upon the effective operation of our computer systems and those of our business partners. As a result, our business is potentially susceptible to operational and information security risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third-party administrator, the underlying Funds, intermediaries, and other affiliated or third-party service providers may adversely affect us and your Policy Accumulated Value. For instance, cyber-attacks may interfere with Policy transaction processing, including the processing of orders from our website or with the underlying Funds; impact our ability to calculate Accumulated Unit Values, Subaccount Unit Values or an underlying Fund to calculate a net asset value; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Policy to lose value. The constant change in technologies and increased sophistication and activities of hackers and others, continue to pose new and significant cybersecurity threats. While measures have been developed that are designed to reduce cybersecurity risks, there can be no guarantee or assurance that we, the underlying Funds, or our service providers will not suffer losses affecting your Policy due to cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters or other events, including (but not limited to) earthquakes, fires, floods, storms, epidemics and pandemics (such as COVID-19), terrorist acts, civil unrest, malicious acts and/or other events that could adversely affect our ability to conduct business. The risks from such events are common to all insurers. To mitigate such risks, we have business continuity plans in place that include remote workforces, remote system and telecommunication accessibility, and other plans to ensure availability of critical resources and business continuity during an event. Such events can also have an adverse impact on financial markets, U.S. and global economies, service providers, and Fund performance for the Funds available through your Contract. There can be no assurance that we, the Funds, or our service providers will avoid such adverse impacts due to such events and some events may be beyond control and cannot be fully mitigated or foreseen.

POLICY BASICS

Pacific Select Exec V-NY is a flexible premium variable life insurance policy that insures the life of one person and pays Death Benefit Proceeds after that person has died.

When you buy a Pacific Select Exec V-NY life insurance Policy, you are entering into a contract with Pacific Life & Annuity Company. Your contract with us is made up of your application, your Policy, applications to change or reinstate the Policy, any amendments, Riders or endorsements to your Policy, and Policy Specifications.

Issuing the Policy

Your life insurance producer will assist you in completing your application for the Policy. Your life insurance producer’s broker-dealer firm has up to 7 business days to review the application before it is sent to us. If we approve your application, we will issue your Policy. If your application does not meet our underwriting and administrative requirements, we can reject it or ask you for more information. When your Policy is sent to you, you will be asked to sign a policy delivery receipt. For Policy delivery status, check with your life insurance producer.

Our obligations to you under the Policy begin when it is In Force. We consider your Policy In Force when the following requirements are met:

• all necessary contractual and administrative requirements are met, and

• we receive and apply the initial premium to the Policy.

If there are any outstanding contractual or administrative requirements that prevent your Policy from being placed In Force, your life insurance producer will review them with you no later than when the Policy is delivered. See HOW PREMIUMS WORK – Your Initial Premium for more information.

Your Policy will be In Force until one of the following happens:

• the Insured dies

• the Grace Period expires and your Policy lapses, or

• you surrender your Policy.

If your Policy is not In Force when the Insured dies, we are not obligated to pay the Death Benefit Proceeds to your Beneficiary.

Owners, the Insured, and Beneficiaries

Owners

You can own a Policy by yourself or with someone else. You need the signatures of all Owners for all Policy transactions.

If one of the Joint Owners dies, the surviving Owner will hold all rights under the Policy. If the Owner or the last Joint Owner dies, his or her estate will own the Policy unless you have given us other instructions.

You can change the Owner of your Policy by completing a Change of Owner Form. Please contact us or your life insurance producer for a Change of Owner Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Owner Form. You should consult your life insurance producer or legal counsel about designating ownership interests.

The Insured

This Policy insures the life of one person who is Age 85 or younger at the time you apply for your Policy, and who has given us satisfactory evidence of insurability. The Policy pays Death Benefit Proceeds after the Insured has died.

The Insured is assigned an underwriting or insurance Risk Class which we use to calculate cost of insurance and other charges. Most insurance companies use similar risk classification criteria. We normally use the medical or paramedical underwriting method to assign underwriting or insurance Risk Classes, which may require a medical examination. We may, however, use other forms of underwriting if we think it is appropriate.

When we use a person’s Age in Policy calculations, we generally use his or her Age as of the nearest Policy Date, and we add one year to this Age on each Policy Anniversary. For example, when we talk about someone “reaching Age 100”, we are referring to the Policy Anniversary closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Beneficiaries

Here are some things you need to know about naming Beneficiaries:

• You can name one or more primary Beneficiaries who each receive an equal share of the Death Benefit Proceeds unless you tell us otherwise. If one Beneficiary dies, his or her share will pass to the surviving primary Beneficiaries in proportion to the share of the Death Benefit Proceeds they’re entitled to receive, unless you tell us otherwise.

• You can also name one or more contingent Beneficiaries. If no primary Beneficiaries survive the Insured, then the Death Benefit Proceeds will be distributed to each contingent Beneficiary equally, unless you tell us otherwise.

• You can choose to make your Beneficiary permanent (sometimes called irrevocable). You cannot change a permanent Beneficiary’s rights under the Policy without his or her permission.

If no Beneficiary (primary or contingent) is living when the Death Benefit Proceeds are payable, you, as the Policy Owner, will receive the Death Benefit Proceeds. If you are no longer living, the Death Benefit Proceeds will go to your estate.

You can change your Beneficiary at any time while the Insured is alive, and while the Policy is In Force. If you would like to change your Policy’s Beneficiary, please contact us or your life insurance producer for a Change of Beneficiary Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Beneficiary Form.

Policy Date

Your Policy Date

This is the date upon which life insurance coverage under the Policy becomes effective. It is also the beginning of your first Policy Year. Your Policy’s monthly, quarterly, semi-annual and annual anniversary dates are based on your Policy Date.

The Policy Date is set so that it never falls on the 29th, 30th or 31st of any month.

You or your life insurance producer may request that multiple applications have the same Policy Date and be placed In Force on a common date. For multilife or employer sponsored cases, please contact your life insurance producer for additional details.

Backdating your Policy

You can have your Policy backdated up to 6 months, as long as we approve it.

Backdating in some cases may lower your cost of insurance rates since these rates are based on the Age of the Insured. Your first premium payment must cover the premium load and monthly charges for the period between the backdated Policy Date and the day your Policy is issued.

Re-dating your Policy

Once your Policy is issued, you may request us to re-date your Policy. This means your Policy will have a new Policy Date. Re-dating will only be allowed back to the date money is received on your Policy, and can be the earlier of:

• the date your Policy is delivered to you and you paid initial premium, or

• the date we received the initial premium, if earlier than the delivery date.

If your delivery date is the 29th, 30th or 31st of any month, the Policy will be dated the 28th of that month.

If the Policy is re-dated, no Policy charges will be deducted for any period during which Coverage was not provided under the terms of the Policy and all Policy charges will be calculated from the new Policy Date. There will be no Coverage before the new Policy Date.

It may be disadvantageous to request that the Policy be re-dated. A new Policy Date may cause an Insured’s Age for insurance purposes to change and the cost of insurance rates to increase. It will also affect events based on time elapsed since Policy Date, such as suicide and contestable clauses and surrender charge periods.

We will not re-date Policies that are issued with a temporary insurance premium. Policies with the Policy Date pre-determined under an employer or corporate sponsored plan may not be eligible to re-date.

Illustrations

We will provide you with Illustrations based on different sets of assumptions upon your request.

• Illustrations based on information you give us about the Age of the person to be insured by the Policy, their Risk Class, the Face Amount of all Coverage Layers, the Death Benefit Option, planned periodic premium payments, and any Rider requested.

• Illustrations that show the allocation of premium payments to specified Variable Accounts. These will reflect the expenses of the Fund in which the Variable Account invests.

• Illustrations that use a hypothetical gross rate of return up to 12% are available.

You can request such Illustrations at any time. Such Illustrations reflect assumptions about the Policy’s non-guaranteed elements and about how you will use the Policy’s options. Over time the Policy’s actual non-guaranteed elements, and your actual use of the Policy’s options, are likely to vary from the assumptions used in such Illustrations. For these reasons, actual Policy values will likely be more or less favorable than shown in such Illustrations. You can get one Policy Illustration free of charge per Policy Year. We reserve the right to charge $25 for each additional Illustration.

Your Free Look Right

Your Policy provides a free look period once the Policy is delivered to you and you sign the Policy delivery receipt. During the free look period, you have the Free Look Right to cancel (or refuse) your Policy and return it with instructions to us or your life insurance producer for a refund.

You will find a complete description of the free look period that applies to your Policy on the Policy’s cover sheet, or on a notice that accompanies your Policy. The free look period ends 10 days after you receive your Policy. If you are replacing another life insurance policy, your free-look period ends 60 days after you receive your Policy.

Please call us or your life insurance producer if you have questions about your Free Look Right.

The amount of your refund is the greater of premium payments received during the Free-Look Period or the Policy’s Accumulated Value, plus any Policy charges and fees deducted, less Policy debt.

If you exercise your Free Look Right, the amount we refund to you depends on whether your policy is issued as a replacement of existing insurance or not. Your initial Net Premium is first allocated to the Fidelity® VIP Government Money Market Variable Account, then once all requirements to place your policy in force have been satisfied, we transfer the Accumulated Value in the Fidelity® VIP Government Money Market Variable Account to the Investment Options you have chosen, provided that if we are required to refund your premium if you exercise your Free Look Right, such transfer will be delayed until 15 days after we issue your Policy.

If you exercise your Free Look Right and your policy is not issued as a replacement of existing insurance, we will refund your premium. If you exercise your Free Look Right and your policy is issued as a replacement of existing insurance, we will refund

• any charges or taxes we have deducted from your premiums

• the Net Premiums allocated to the Fixed Options

• the Accumulated Value allocated to the Variable Investment Options

• any monthly charges and fees we have deducted from your Policy’s Accumulated Value in the Variable Investment Options.

Timing of Payments, Forms and Requests

Effective date

Once your Policy is In Force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item In Proper Form.

You may reach our service representatives on any Business Day at (888) 595-6997 between the hours of 5 a.m. through 5 p.m. Pacific time.

Please send your forms and written requests or questions to:

Pacific Life & Annuity Company

P.O. Box 2030

Omaha, NE 68103

We accept faxes for variable transaction requests (transfers, allocation changes, rebalancing and loans) at: (866) 398-0467

You may also submit variable transaction requests electronically at: Transactions@pacificlife.com

Sending any application, premium payment, form, request or other correspondence to any other address will not be considered In Proper Form and will result in a processing delay.

Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive In Proper Form on a Business Day will be effective as of the end of that day, unless the transaction is scheduled to occur on another Business Day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a Business Day, your payment or request will be effective as of the end of the next Business Day. If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day.

Other forms, notices and requests are normally effective as of the next Business Day after we receive them In Proper Form, unless the transaction is scheduled to occur on another Business Day. Change of Owner and Beneficiary Forms are effective as of the day you sign the change form, once we receive them In Proper Form.

Electronic Information Consent

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, reports, annual statements, statements and immediate confirmations, tax forms, proxy solicitations, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by accessing the Policy Owner website, My Life Insurance Account, at https://Life.MyAccount.PacificLife.com. Not all Policy documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. In addition, you will continue to receive paper copies of annual statements if required by state or federal law. For jointly owned Policies, both Owners are consenting to receive information electronically. Documents will be available on our Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

• There is no charge for electronic delivery, although your Internet provider may charge for Internet access.

• You should provide a current e-mail address and notify us promptly when your e-mail address changes.

• You should update any e-mail filters that may prevent you from receiving e-mail notifications from us.

• You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

• For jointly owned Policies, all information will be provided to the e-mail address that is provided to us.

• Electronic delivery will be cancelled if e-mails are returned undeliverable.

• This consent will remain in effect until you revoke it.

If you are currently enrolled in this service, please access the Policy Owner website, My Life Insurance Account, at https://Life.MyAccount.PacificLife.com, or call (888) 595-6997 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address. You may opt out of electronic delivery at any time.

When we make payments and transfers

We will normally send the proceeds of withdrawals, loans, surrenders, exchanges and Death Benefit payments, and process transfer requests, within seven days after the effective date of the request In Proper Form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the Variable Investment Options under unusual circumstances, for example, if:

• the New York Stock Exchange closes on a day other than a regular holiday or weekend

• trading on the New York Stock Exchange is restricted

• an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a Variable Account’s assets, or

• the SEC permits a delay for the protection of Policy Owners.

We may delay transfers and payments from the Fixed Options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We will pay interest at an annual rate of at least 2.50% on any withdrawals or surrender proceeds from the Fixed Options that we delay for 10 days or more.

Death Benefit Proceeds paid are subject to the conditions and adjustments defined in other Policy provisions, such as General Provisions, Withdrawals, Policy Loans, and Timing of Payments. We will pay interest on the Death Benefit Proceeds from the date of death at a rate not less than the rate payable for funds left on deposit. If payment of Death Benefit Proceeds is delayed more than 31 calendar days after we receive the above requirements needed to pay the claim, we will pay additional interest at a rate of 10% annually beginning with the 31st calendar day. Death Benefit Proceeds are paid as a lump sum unless you choose another payment method, as described in GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit. Contact us, your life insurance producer, or refer to your Policy or Rider to determine if state specific differences apply.

Statements and Reports We Will Send You

We send the following statements and reports to policy owners:

• a confirmation for certain financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer services are reported on your quarterly Policy statement.

• a quarterly Policy statement. The statement will tell you the Accumulated Value of your Policy by Investment Options, Cash Surrender Value, the amount of the Death Benefit, the Policy’s Face Amount, and any Policy Debt. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

• an annual Policy statement. The report will provide the same information as the quarterly Policy statement (e.g. Accumulated Value, Cash Surrender Value, etc.) but will include a summary of all transactions that have taken place since the last annual Policy statement.

• supplemental schedules of benefits and planned periodic premiums. We will send these to you if you change your Policy’s Face Amount or change any of the Policy’s other benefits.

• financial statements and related notifications, as required by law, regarding the availability of underlying Fund annual reports, semi-annual reports, and Fund holdings information.

If you identify an error on a confirmation, quarterly or annual statement, you must notify us in writing as soon as possible, preferably within 90 days from the date of the confirmation or statement, to ensure proper accounting to your Policy. When you write us, include your name, Policy number and description of the identified error.

Mail will be sent to you at the mailing address you have provided. If mail is returned to us as undeliverable multiple times, we will discontinue mailing to your last known address. We will, however, regularly attempt to locate your new mailing address, and will resume mailing your policy related materials to you upon confirmation of your new address. You can access the statements referenced above through the Policy Owner website, My Life Insurance Account at https://Life.MyAccount.PacificLife.com, or receive copies of documents from us upon request.

Prospectus and Fund Report Format Authorization

Subject to availability, you may request us to deliver prospectuses, statements, and other information (“Documents”) electronically. You may also elect to receive prospectus and Fund reports, via US mail service. If you wish to receive Documents electronically, you may enroll in this service by accessing the Policy Owner website, My Life Insurance Account, at https://Life.MyAccount.PacificLife.com. We do not charge for this service.

For electronic delivery, you must provide us with a current and active e-mail address and have Internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet website. You may access and print all Documents provided through this service. As Documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the Document. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying us promptly in the event that your e-mail address changes. You may revoke your consent for electronic delivery at any time, provided that we are properly notified, and we will then start providing you with a paper copy of all required Documents. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive required Documents electronically.

Telephone and Electronic Transactions

We may accept telephone or electronic instructions if you completed the appropriate section on your application, or you may give us authorization later by completing a Transaction Authorization Form. As long as we have your signed authorization on file, you may give us instructions regarding the following Policy transactions by telephone or electronically through our website:

• change your premium allocations

• make transfers between Investment Options

• give us instructions regarding the dollar cost averaging or portfolio rebalancing services

• request a Policy loan (by telephone only).

Certain life insurance producers are able to give us instructions electronically if authorized by you. You may appoint anyone to give us instructions on your behalf by completing and filing a Transaction Authorization Form with us.

Here are some things you need to know about telephone and electronic transactions:

• If your Policy is jointly owned, all Joint Owners must sign the Transaction Authorization Form. We will take instructions from any Owner or anyone you appoint.

• We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

• A new Transaction Authorization Form will be required when a registered representative changes to a new Broker-Dealer.

We will send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next Business Day or when service has resumed.

When you authorize us to accept your telephone and electronic instructions, you agree that:

• we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

• neither we, the Administrator, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

• you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

DEATH BENEFITS

The Death Benefit

We will pay Death Benefit Proceeds to your Beneficiary after the Insured dies while the Policy is still In Force. Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds.

Your Policy’s Death Benefit depends on three choices you must make:

• The Total Face Amount

• The Death Benefit Option

• The Death Benefit Qualification Test

The Policy’s Death Benefit is the higher of:

1. The Death Benefit calculated under the Death Benefit Option in effect; or

2. The Minimum Death Benefit according to the Death Benefit Qualification Test that applies to your Policy.

Certain Riders may impact the Policy’s Death Benefit, see Optional Riders and Benefits.

The Face Amount

Your Policy’s initial amount of insurance Coverage is the sum of the Face Amounts of the initial Coverage Components. We determined the Face Amount based on instructions provided in your application.

There are three Coverage Components in a Select Exec V-NY Policy:

• Basic Coverage

• Additional Coverage

• SVER Coverage

The minimum Total Face Amount when a Policy is issued is usually $50,000, but we may reduce this in some circumstances. You choose the proportion of your Policy’s Face Amount that is made up of Basic Coverage, Additional Coverage and SVER Coverage. You will find your Policy’s initial Total Face Amount, including a summary of Face Amount by Coverage Component, in your Policy Specifications.

The Coverage Components provide some flexibility in structuring the Total Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs. Each Coverage Component has its own set of rates for calculating cost of insurance charges, Coverage charges and the surrender charge. The proportion of Coverage Components may affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

You will find examples of how the Coverage Components work together to affect monthly deductions for Policy charges in Appendix: Coverage Components.

Combining Basic Coverage with the Additional Coverage Component may lower costs and may improve Accumulated Value accrual for the same amount of Death Benefit. However, your Basic Coverage has guaranteed maximum charges that are lower than the guaranteed maximum charges of the Additional Coverage Component.

Combining Basic Coverage with the SVER Coverage Component may improve Accumulated Value accrual in the early years of your Policy, but could result in either higher or lower charges than under the Basic Coverage alone. The timing of certain charges for Policies held for certain periods may also be affected.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You should discuss your insurance needs and financial objectives with your life insurance producer before purchasing any life insurance product. Your life insurance producer can provide you with additional Illustrations showing the effects of different proportions of Coverage Components to help you make your decision. You should also consider a periodic review of your Coverage with your life insurance producer.

Changing the Face Amount

You can increase or decrease your Policy’s Face Amount as long as we approve it. If you change the Face Amount, we will send you a supplemental schedule of benefits and premiums.

• You can change the Face Amount as long as the Insured is alive.

• You can only change the Face Amount once in any Policy Year.

• You must send us your Written Request while your Policy is In Force.

• Unless you request otherwise, the change will become effective on the first Monthly Payment Date on or after we receive and approve your request.

• Increasing the Face Amount may increase the Death Benefit, and decreasing the Face Amount may decrease the Death Benefit. The amount the Death Benefit changes will depend, among other things, on the Death Benefit Option you have chosen and whether, and by how much, the Death Benefit is greater than the Face Amount before you make the change.

• Changing the Face Amount can affect the Net Amount At Risk, which affects the cost of insurance charge. An increase in the Face Amount may increase the cost of insurance charge, while a decrease may decrease the charge.

• If your Policy’s Death Benefit is equal to the Minimum Death Benefit, and the Net Amount At Risk is more than three times the Death Benefit on the Policy Date, we may reduce the Death Benefit by requiring you to make a withdrawal from your Policy. If we require you to make a withdrawal, the withdrawal may be taxable. We will not charge you a withdrawal fee for these withdrawals. Please turn to WITHDRAWALS, SURRENDERS AND LOANS for information about making withdrawals.

• We can refuse your request to make the Face Amount less than $1,000.00. We can waive this minimum amount in certain situations, such as group or sponsored arrangements.

Increasing the Face Amount

Here are some additional things you should know about requesting an increase in the Face Amount under the Policy:

• The insured must be Age 85 or less.

• You must give us satisfactory evidence of insurability.

• Each increase you make to the Face Amount must total $25,000 or more.

• You may increase the Face Amount of one or more Coverage Components.

• We may charge you a fee of up to $100 for each increase. We deduct the fee on the day the increase is effective from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

• Each increase in Face Amount creates a new Coverage Layer for that Coverage Component. Each Coverage Layer will have an associated cost of insurance rate, Coverage charge, and surrender charge. Any cost or charge changes will take effect on the next Monthly Payment Date after the Face Amount increase is applied to the Policy.

• You may not increase the Face Amount of any Coverage Component if you have previously requested a decrease in Face Amount.

• We reserve the right to limit Face Amount increases to one per Policy Year.

Decreasing the Total Face Amount

Decreasing the Total Face Amount may affect your Policy’s tax status. To ensure your Policy continues to qualify as life insurance, we might be required to return:

• part of your premium payments to you if you have chosen the Guideline Premium Test, or

• make distributions from the Accumulated Value, which may be taxable. For more information, please see VARIABLE LIFE INSURANCE AND YOUR TAXES.

Here are some additional things you should know about decreasing the Total Face Amount under the Policy:

• The Face Amount of any Coverage Layer is eligible for decrease on or after the first anniversary of its effective date.

• We will apply any decrease in the Face Amount to eligible Coverage Layers in the following order:

• to the most recent eligible increases you made to the Face Amount

• to the initial Face Amount.

• We do not charge you for a decrease in Face Amount.

If any Coverage Layers to be decreased have the same effective date, they will be decreased in the following order:

• Additional Coverage

• SVER Coverage

• Basic Coverage.

• We can refuse your request to decrease the Total Face Amount if making the change means:

• your Policy will no longer qualify as life insurance

• the distributions we will be required to make from your Policy’s Accumulated Value will be greater than your Policy’s Net Cash Surrender Value

• your Policy will become a Modified Endowment Contract and you have not told us in writing that this is acceptable to you.

Death Benefit Options

The Policy offers three Death Benefit Options, Options A, B, and C. The Death Benefit Option you choose will generally depend on which is more important to you: a larger Death Benefit or building the Accumulated Value of your Policy.

Here are some things you need to know about the Death Benefit:

• You must choose your Death Benefit Option and Death Benefit Qualification Test on your Policy application.

• If you do not choose a Death Benefit Qualification Test, we will assume you have chosen the Guideline Premium Test.

• The Death Benefit will always be the greater of the Death Benefit under the Death Benefit Option you choose or the Minimum Death Benefit, calculated using the Death Benefit Qualification Test you have chosen.

• The Death Benefit will never be lower than the Total Face Amount of your Policy if you have chosen Option A or B. The Death Benefit Proceeds will always be reduced by any Policy Debt.

• We will pay the Death Benefit Proceeds to your Beneficiary when we receive proof of the Insureds death.

The Death Benefit Options are:

Option A – the Total Face Amount of your Policy.	Option B – the Total Face Amount of your Policy plus its Accumulated Value.	Option C – the Total Face Amount of your Policy plus the total premiums you have paid minus any withdrawals or distributions that reduce your Accumulated Value.

	The Death Benefit changes as your Policy’s Accumulated Value changes. The better your Investment Options perform, the larger the Death Benefit will be.	The more premiums you pay and the less you withdraw, the larger the Death Benefit will be.

The graphs are intended to show how the Death Benefit Options work and are not predictive of investment performance in your Policy.

Limits on Option C

The following limits apply to Option C:

• To elect Option C, the Insured must be Age 80 or younger at the time the Policy is issued.

• The Death Benefit calculated under Option C will be limited to the amount shown in the Policy Specifications as the “Option C Death Benefit Limit,” an amount which will never exceed four times the Initial Total Face Amount of your Policy on the Policy Date.

Changing Your Death Benefit Option

You can change your Death Benefit Option while your Policy is In Force, subject to the following:

• You can change the Death Benefit Option once in any Policy Year.

• You must send us your Written Request.

• You can change from any Death Benefit Option to Option A or Option B.

• You cannot change from any Death Benefit Option to Option C.

• The change will become effective on the first Monthly Payment Date after we receive your request. If we receive your request on a Monthly Payment Date, we will process it that day.

• The Total Face Amount of your Policy will change by the amount needed to make the Death Benefit under the new Death Benefit Option equal the Death Benefit under the old Death Benefit Option just before the change. We will not let you change the Death Benefit Option if doing so means the Face Amount of your Policy will become less than $1,000.

• Changing the Death Benefit Option can also affect the monthly cost of insurance charge since this charge varies with the Net Amount At Risk.

• The new Death Benefit Option will be used in all future calculations.

We will not change your Death Benefit Option if it means your Policy will be treated as a Modified Endowment Contract, unless you have told us in writing that this would be acceptable to you. Modified Endowment Contracts are discussed in VARIABLE LIFE INSURANCE AND YOUR TAXES.

Choosing a Death Benefit Qualification Test

This Policy offers two ways to calculate the Minimum Death Benefit: the Cash Value Accumulation Test and the Guideline Premium Test. These are called Death Benefit Qualification Tests. The test you choose will generally depend on the amount of premiums you want to pay.

Your Death Benefit Qualification Test affects the following:

• premium limitations

• amount of Minimum Death Benefit

• monthly cost of insurance charges

• flexibility to reduce Face Amount.

Each test determines what the Minimum Death Benefit should be in relation to your Policy’s Accumulated Value. The Death Benefit determined under either test will be at least equal to the amount required for the Policy to qualify as life insurance under the Tax Code.

Cash Value Accumulation Test

If you choose the Cash Value Accumulation Test, your Policy’s Minimum Death Benefit will be the greater of:

• the lowest Death Benefit amount that’s needed for the Policy to qualify as life insurance under the Cash Value Accumulation Test in the Tax Code, or

• 101% of the Policy’s Accumulated Value.

Under this test, a Policy’s Death Benefit must be large enough to ensure that its Cash Surrender Value, as defined in Section 7702 of the Tax Code (and which is based on Accumulated Value, among other things), is never larger than the Net Single Premium that’s needed to fund future benefits under the Policy. The Net Single Premium under your Policy varies according to the Insured’s Age, sex, and Risk Class. It is calculated using an interest rate of at least 4% and the guaranteed mortality charges at the time the Policy is issued. We will use a higher interest rate if we have guaranteed it under your Policy.

An example

For a Policy that insures a male, Age 45 when the Policy was issued, with a standard nonsmoking Risk Class, in Policy Year 6 the Minimum Death Benefit under the Cash Value Accumulation Test is calculated by multiplying the Accumulated Value by a “Net Single Premium factor” of 2.8591.

Guideline Premium Test

Under this test, the Minimum Death Benefit is calculated by multiplying your Policy’s Accumulated Value by a Guideline Premium Death Benefit percentage. The Death Benefit percentage is based on the Age of the Insured, so it varies over time. It is 250% when the Insured is Age 40 or younger, and reduces as the person gets older. You will find a table of Death Benefit percentages in the APPENDIX: DEATH BENEFIT PERCENTAGES of this prospectus and in your Policy.

Under the Guideline Premium Test, the total premiums you pay cannot exceed your Policy’s Guideline Premium Limit. Your Policy’s Guideline Premium Limit is the greater of:

• the guideline single premium or

• the sum of the guideline level annual premiums to date.

Before you buy a Policy, you can ask us or your life insurance producer for a personalized Illustration that shows you the guideline single premium and guideline level annual premiums.

If you increase or decrease your Coverage, the guideline single or level premiums may be increased or decreased. These changes may be more than proportionate.

Comparing the Death Benefit Qualification Tests

The table below shows a general comparison of how features of your Policy may be affected by your choice of Death Benefit Qualification Test. When choosing between the tests, you should consider:

	Cash Value Accumulation Test	Guideline Premium Test
Premium payments[1]	Allows flexibility to pay more premium	Premium payments are limited under the Tax Code
Death Benefit	Generally higher as Policy duration increases	May be higher in early years of Policy
Monthly cost of insurance charges	May be higher, if the Death Benefit is higher	May be lower, except perhaps in early years of Policy
Face Amount decreases	Will not require return of premium or distribution of Accumulated Value	May require return of premium or distribution of Accumulated Value to continue Policy as life insurance

1 We may limit premium payments to prevent your Policy from being classified as a Modified Endowment Contract.

Examples of Death Benefit Calculations

The tables below compare the Death Benefits provided by the Policy’s available Death Benefit Options. The examples are intended only to show differences in Death Benefits and Net Amounts at Risk. Accumulated Value assumptions may not be realistic.

These examples show that each Death Benefit Option provides a different level of protection. Keep in mind that generally, cost of insurance charges, which affect your Policy’s Accumulated Value, increase over time. The cost of insurance is charged at a rate based on the Net Amount At Risk. As the Net Amount At Risk increases, your cost of insurance increases. Accumulated Value also varies depending on the performance of the Investment Options in your Policy.

The example below assumes the following:

• the Insured is Age 45 at the time the Policy was issued and dies at the beginning of the sixth Policy Year

• Face Amount is $100,000

• Accumulated Value at the date of death is $25,000

• total premium paid into the Policy is $30,000

• the Minimum Death Benefit under the Guideline Premium Test is $46,250 (assuming a Guideline Premium Test factor of 185% of the Accumulated Value)

• the Minimum Death Benefit under the Cash Value Accumulation Test is $71,478 (assuming a Net Single Premium factor of 2.8591 of the Accumulated Value).

• Net Amount At Risk Factor is 1.0020598

		If you select the Guideline Premium Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$46,250	$74,794.45
Option B	Total Face Amount plus Accumulated Value	$125,000	$46,250	$99,743.05
Option C	Total Face Amount plus premiums less distributions	$130,000	$46,250	$104,732.78

		If you select the Cash Value Accumulation Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$71,478	$74,794.45
Option B	Total Face Amount plus Accumulated Value	$125,000	$71,478	$99,743.05
Option C	Total Face Amount plus premiums less distributions	$130,000	$71,478	$104,732.78

If the Death Benefit equals the Minimum Death Benefit, any increase in Accumulated Value will cause an automatic increase in the Death Benefit.

Here’s the same example, but with an Accumulated Value of $75,000. Because Accumulated Value has increased, the Minimum Death Benefit is now:

• $138,750 for the Guideline Premium Test

• $214,433 for the Cash Value Accumulation Test.

		If you select the Guideline Premium Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$138,750	$63,464.80
Option B	Total Face Amount plus Accumulated Value	$175,000	$138,750	$99,640.28
Option C	Total Face Amount plus premiums less distributions	$130,000	$138,750	$63,464.80

		If you select the Cash Value Accumulation Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$214,433	$138,991.72
Option B	Total Face Amount plus Accumulated Value	$175,000	$214,433	$138,991.72
Option C	Total Face Amount plus premiums less distributions	$130,000	$214,433	$138,991.72

When We Pay the Death Benefit

We calculate the amount of the Death Benefit Proceeds effective the end of the day the Insured dies. If the Insured dies on a day that is not a Valuation Day, any portion of the Death Benefit Proceeds attributed to the Variable Accumulated Value is determined as of the next Valuation Day.

Your Policy’s Beneficiary must send us proof that the Insured died while the Policy was In Force, along with payment instructions. Your Beneficiary can choose to receive the Death Benefit Proceeds in a lump sum or use it to elect an income benefit. See GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit.

Death Benefit Proceeds equal the total of the Death Benefits provided by your Policy and any Riders you have added, minus any Policy Debt, minus any overdue Policy charges.

It is important that we have a current address, social security number, telephone number and email address for each designated Beneficiary so that we can pay Death Benefit Proceeds promptly. If we cannot pay the Death Benefit Proceeds to the designated Beneficiary within the dormancy period defined by a state's Unclaimed Property laws or regulations, we will be required to pay the Death Benefit Proceeds to the applicable state. Once the Death Benefit Proceeds are paid to a state, any subsequent claim by a designated Beneficiary must be made with the applicable state. For more information, check with the state to whom the Death Benefit Proceeds were paid.

OTHER BENEFITS AVAILABLE UNDER THE POLICY

In addition to the standard death benefits associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the FEE TABLE section.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Brief Description of Restriction/Limitations
Dollar Cost Averaging	Allows you to make scheduled transfers between Variable Investment Options.	Standard

• Each transfer must be for $50 or more.

• Transfers can be scheduled monthly, quarterly, semi-annually or annually.

• The Variable Investment Option must have at least $5,000 to start.

• May not use this service and the Portfolio Rebalancing, First Year Transfer, or Fixed Option Interest Sweep at the same time.

First Year Transfer	Allows you to make monthly transfers from the Fixed Account to the Variable Investment Options during the Policy’s first year.	Standard	• Must enroll when you apply for the Policy. • May not use this service and the Dollar Cost Averaging, Portfolio Rebalancing, or Fixed Option Interest Sweep at the same time.
Fixed Option Interest Sweep	Allows you to make scheduled transfers of the accumulated earnings from the Fixed Account to the Variable Investment Options.	Standard

• Each transfer must be at least $50. If the earnings are not $50 at the time of transfer, the transfer will be held until the next scheduled transfer date when the interest earnings are at least $50.

• May not use this service and the Dollar Cost Averaging, Portfolio Rebalancing, or First Year Transfer at the same time.

Portfolio Rebalancing	Allows you to make automatic transfers among the Variable Investment Options according to your allocation instructions.	Standard

• Transfers can be scheduled monthly, quarterly, semi-annually, or annually.

• If you make transfers out of the Variable Investment Options you selected under the service, the service will end. You will have to wait 30 days before you can re-enroll with new allocation instructions.

• May not use this service and the Dollar Cost Averaging, First Year Transfer, or Fixed Option Interest Sweep at the same time.

Automated Income Option	Allows you to make scheduled withdrawals or loans from the Policy.	Standard

• This option is available for use after the 7th Policy Anniversary.

• The Policy must have a minimum Net Cash Surrender Value of $50,000 to start withdrawals or loans under this option.

• Withdrawals or loans can be scheduled monthly or annually.

• Each withdrawal or loan must be at least $500 for monthly or $1,000 for annual.

• Withdrawals or loans will be taken from each Investment Option in proportion to the Accumulated Value in each Investment Option.

• Any additional withdrawal or loan made that is not part of this option will cause this option to cancel and delay in restarting a new schedule under this option.

Annual Renewable Term Rider – Additional Insured	Provides term insurance on the Insured’s immediate family.	Optional

• Must be elected at Policy issue.

• Additional cost applies.

• Insured’s immediate family must be age 90 or younger at Policy issue.

• Any increase in face amount under the rider will be subject to satisfactory evidence of insurability.

Children’s Term Rider	Provides term insurance until Age 25 on any child of the Insured, including a natural child, step-child or adopted child.	Optional

• Provides term insurance until age 25 on any child of the Insured.

• Insured must be Age 55 or younger.

• The child must be Age 21 or younger at Policy Issue and named in the application for this Rider or born or adopted thereafter.

• The term insurance under the Rider may be converted for a new policy on each child under certain.

Waiver of Charges Rider	Waives certain charges if the Insured becomes totally disabled before age 60.	Optional

• Waives any monthly cost of insurance charges, administrative charges and Coverage charges for the Policy, and any monthly cost of any Rider benefits which fall due while the Insured is totally disabled, under the provisions of the Rider.

• The rider is available for Insureds Age 55 or younger who are not in a substandard Risk Class.

Disability Benefit Rider	Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability, until he or she reaches age 65.	Optional

• Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability as stated in the Rider provisions, until he or she reaches Age 65.

• Only available at Policy issue.

• This Rider is not available if you select a Waiver of Charges Rider.

Overloan Protection II Rider	Provides that after meeting certain conditions, the policy will not lapse.	Standard

• Automatically issued on your Policy if eligibility requirements are met.

• Additional on-time cost at exercise of benefit.

• Benefit cannot be exercised during the first 15 Policy years, before the Insured is Age 75, but there is a minimum premium requirement during the first five Policy Years to keep the Rider in effect prior to exercise.

• The Policy will not lapse if the Accumulated Value is insufficient to cover Policy charges.

Guaranteed Insurability Rider	Gives the right to buy additional insurance on the life of the Insured on certain specified dates without proof of insurability.	Optional

• Gives the right to buy additional insurance on the life of the Insured on specified dates without proof of insurability.

• The Rider is available for an Insured who is not in substandard Risk Class and is Age 37 or younger when the Policy is issued.

• You may have flexibility to change the option dates under certain conditions.

OPTIONAL RIDERS AND BENEFITS

There are optional Riders that provide supplemental benefits under the Policy, some for an additional charge. Any charges associated with each Rider are presented in the FEE TABLES section. Ask your life insurance producer or contact us to determine which Riders were added to your Policy.

Certain restrictions may apply and are described in the rider or benefit. We will add any rider charges to the monthly charge we deduct from your Policy’s Accumulated Value.

Complete information about each Rider is below.

Annual Renewable Term Rider – Additional Insured

Provides annual renewable term insurance on any member of the Insured’s immediate family who is Age 79 or younger at the time the Rider is issued. We refer to each person insured under the Rider as a covered person. You have the flexibility to delete a covered person from the Rider, or, with satisfactory evidence of insurability, you may add a covered person. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any such addition of a covered person. This Rider does not have Accumulated Value and does not have a cash value.

At any time while the Rider is in effect and before any covered person reaches Age 65, you may convert the Rider to a whole life or any higher premium plan we regularly issue at the time of the conversion. The Rider may also be converted during the first two years it is in effect, regardless of the covered person’s Age, or upon the death of the Insured under the Policy. If you convert the Rider, a new Policy will be issued on the covered person and Coverage under the Rider will terminate.

The guaranteed monthly cost of insurance rates for each covered person will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when the last covered person reaches Age 121.

Children’s Term Rider

Provides term insurance until Age 25 on any child of the Insured, including a natural child, step-child or adopted child. To be eligible for Coverage, the Insured must be Age 55 or younger, and the child must be Age 21 or younger at Policy issue and named in the application for this Rider or born or adopted thereafter. Newborn children are covered from 14 days of age. The term insurance under the Rider may be converted for a new policy on each child on the earlier of the child’s 25th birthday or the date the Insured becomes Age 65, as long as the child is still living. If the Insured dies before the conversion date, the term insurance on each child will become paid-up and a separate policy for the paid-up insurance that will expire at child’s Age 25 will be issued with the child as owner. For each child, if you convert the Rider, or if paid-up insurance is issued, Coverage for that child under the Rider will terminate. The monthly charge will be shown in your Policy Specifications.

Disability Benefit Rider

Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability as stated in the Rider provisions, until he or she reaches Age 65. You may purchase the Rider only at Policy issue. The monthly charge for the Rider appears in your Policy Specifications.

This Rider is not available if you select a Waiver of Charges Rider.

The Rider will terminate on the earliest of your Written Request, on termination of this Policy, or when the Insured becomes Age 60.

Overloan Protection II Rider

The Rider After Policy Issue

The Rider cannot be exercised during the first 15 Policy Years or before the Insured is Age 75, but there is a minimum premium requirement during the first five Policy Years to keep the Rider in effect prior to exercise. There is no charge for this Rider unless you exercise it. Please see Rider Termination below for termination conditions of the Rider before and after exercise. You may not pay premiums or take withdrawals from your Policy after exercise of the Rider. The Rider may not be exercised after the Policy has entered the Grace Period.

Premium payments, less Policy loans and withdrawals, must equal or exceed the minimum five-year premium. The minimum five-year premium equals 350% of the lesser of your Policy’s guideline level premium or seven-pay premium at issue and is shown in your Policy Specifications. The minimum five-year premium for your Policy will not change. If enough cumulative premium has not been paid during the first five Policy Years to satisfy this requirement, we will send you a notice stating the amount of additional premium that must be paid to keep the Rider in effect. You will have at least 60 days after the mailing of the notice to pay additional premium to keep this Rider in effect. If we have not received the additional premium by that date, this Rider will terminate.

The Rider At Exercise

The exercise effective date will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise this Rider and all exercise requirements are met. To exercise the Rider, each of the following conditions must be true as of the exercise effective date:

• The minimum five-year premium requirement was met.

• The Death Benefit Option is Option A.

• The Policy must have been In Force for at least 15 years.

• The Insured’s Age is within the range of Ages shown in the Overloan Protection Rider section of the Policy Specifications. The Rider may not be exercised if the Insured is younger than Age 75 or older than Age 120.

• There must be sufficient Accumulated Value to cover the rider exercise charge as described below.

• The Policy Debt is greater than the Face Amount, but less than 99.9% of the Accumulated Value after the charge for this Rider has been deducted from the Accumulated Value.

• There are no projected forced distributions of Accumulated Value for any Policy Year.

• The Guideline Premium Limit for the Policy will remain greater than zero at all times prior to Insured’s Age 100.

• The Policy must not be a Modified Endowment Contract, and exercising this Rider must not cause the Policy to become a Modified Endowment Contract.

• There are no Riders requiring charges after the exercise effective date, other than this Rider and any term insurance Rider on the Insured, and there must not be any change in term insurance Rider Face Amount scheduled to take effect after the exercise effective date. You must terminate any Riders requiring charges and any scheduled changes in term insurance prior to exercise of this Rider.

• The policy must not be in the Grace Period.

Contact us if you have any questions about your eligibility to exercise this Rider.

On the exercise effective date, we:

1. Transfer any Accumulated Value in the Investment Options into the Fixed Account. No transfer charge will be assessed for such transfer, nor will it count against, or be subject to, any transfer limitations that may be in effect.

2. Deduct the charge for this Rider from your Policy’s Accumulated Value.

There is a one-time charge to exercise this Rider. The charge will not exceed the Accumulated Value multiplied by the overloan protection rate shown for the Insured’s Age at exercise in the Policy Specifications, as of the exercise effective date. The charge ranges from 1.12% to 4.52% of the Policy’s Accumulated Value, and is based on the Insured’s sex, Risk Class and Age at the time the Rider is exercised. There is no charge if the Rider is never exercised. After exercise of the Rider, and while it continues in effect, the Policy’s lowest Death Benefit will be the Death Benefit percentage multiplied by the greater of the Accumulated Value or the Policy Debt.

An example

For a male, Standard non-smoker Insured, Age 85 when the Rider is exercised, the charge will be 2.97% of the Policy’s Accumulated Value on the exercise effective date. If the Policy’s Accumulated Value is $25,000, the charge deducted from the Accumulated Value on the exercise effective date is $742.50. ($25,000 × 2.97% = $742.50).

The Rider After Exercise

After the exercise effective date and as long as the Rider stays in effect, the Policy will not lapse if the Accumulated Value is insufficient to cover Policy charges, even if the insufficiency is caused by Policy Debt exceeding Accumulated Value.

After the exercise of the Rider, the Minimum Death Benefit of the Policy will be the Death Benefit percentage multiplied by the greater of the Accumulated Value or the Policy Debt. Calculation of the Death Benefit, Minimum Death Benefit and Death Benefit Proceeds is described in the DEATH BENEFITS section.

Rider Termination

This Rider will terminate on the earliest of the following events:

• You do not pay enough premium to meet the minimum five-year premium requirement;

• The Policy terminates;

• You make a Written Request to terminate this Rider; or

• If, after the exercise effective date:

• any premium is paid

• any withdrawal is taken

• any loan repayment is made, other than for loan interest due

• any Policy benefit is changed or added at your request

• any transfer among the Investment Options is done at your request.

If the Rider terminates after the exercise effective date and while the Policy is In Force, any amount by which the Policy Debt exceeds the Accumulated Value is due and payable to us.

Waiver of Charges Rider

Waives any monthly cost of insurance charges, administrative charges and M&E Risk Face Amount charges for the Policy, and any monthly cost of any Rider benefits which fall due while the Insured is totally disabled, under the provisions of the Rider. We will not waive any charges that are due more than one year before we receive proof of total disability, or which fall due before the Insured’s Age 5. The monthly charge for the Rider appears in your Policy Specifications.

The Rider is available for Insureds Age 55 or younger who are not in a substandard Risk Class. If regular evidence of insurability for new life insurance is being submitted, no additional evidence of insurability for a Waiver of Charges Rider is usually needed. If you apply for an increase in Face Amount under an insurability option or conversion option, and if the Waiver of Charges Rider was included in the original Coverage, the evidence needed to include the Waiver of Charges Rider on the new insurance is a statement that the Insured is not totally disabled. Except as stated above, satisfactory evidence of insurability is required.

This Rider is not available if you select a Disability Benefit Rider.

The Rider will terminate (without affecting any claim for disability occurring before such termination) on the earliest of your Written Request, on lapse or termination of this Policy, or when the Insured reaches Age 60.

Guaranteed Insurability Rider

Gives the right to buy additional insurance on the life of the Insured on specified dates without proof of insurability. The Rider is available for an Insured who is not in a substandard Risk Class and is Age 37 or younger when the Policy is issued. You may have flexibility to change the option dates following the Insured's marriage or the birth or legal adoption of any child of the Insured.

Charges and option dates for this Rider appear in your Policy Specifications. To add the additional insurance, we must receive your Written Request within 31 days of the option date for that additional Coverage. The increase in Face Amount will take effect on the option date if the Insured is then living. Any option not exercised on its option date will expire. You elect to increase the Face Amount of one or more coverage components at the time you exercise an option.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or 31 days after the last option date.

Things to Keep in Mind

Other Variable Life Insurance Policies

We offer other variable life insurance policies which provide insurance protection on the life of one person or the lives of two people. The loads and charges on these policies may be different. Combining a Policy and a Rider, however, may be more economical than adding another Policy. It may also be more economical to provide an amount of insurance Coverage through a Policy alone. Many life insurance policies have some flexibility in structuring the amount of insurance protection, the amount that is payable upon death, and premium payments in targeting the cash values based on your particular needs.

HOW PREMIUMS WORK

Your Policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.

The amount, frequency, and period of time over which you make premium payments may affect whether your Policy will be classified as a Modified Endowment Contract, or no longer qualifies as life insurance for tax purposes. See VARIABLE LIFE INSURANCE AND YOUR TAXES for more information.

We deduct a premium load from each premium payment, and then allocate your Net Premium to the Investment Options you have chosen. Depending on the performance of your Investment Options, and on how many withdrawals, loans or other Policy features you have taken advantage of, you may need to make additional premium payments to cover monthly deductions for Policy charges to keep your Policy In Force. We reserve the right to accept premium payments in amounts less than $50.

Your Initial Premium

We apply your first premium payment to the Policy on the later of the day we receive it or the day we receive all contractual and administrative requirements necessary for your Policy to be In Force. See HOW PREMIUMS WORK – Allocating Your Premiums for more information on when your first Net Premium is allocated to the Investment Options.

If you have outstanding contractual and administrative requirements, your life insurance producer will notify you of a delivery date when any outstanding requirements are due to us, not to exceed 45 days from the date we issue your Policy. If we do not receive your first premium payment and all contractual and administrative requirements on or before the delivery date, we can cancel the Policy and refund any premium payment you have made. We may extend the delivery date in some cases.

Planned Periodic Premium Payments

You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

• You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Electronic Funds Transfer Plan, which is described below.

• We send you a notice to remind you of your scheduled premium payment (except for monthly Electronic Funds Transfer Plan payments, which are paid automatically). If you own more than one Policy, you can request us to send one notice – called a list bill – that reminds you of your payments for all of your Policies. We require at least three participants for a list bill. You can choose to receive the list bill every month.

• If you have any Policy Debt, we will treat any payment you make during the life of your Policy as a loan repayment, not as a premium payment, unless you tell us otherwise in writing. When a payment, or any portion of it, exceeds your Policy Debt, we will treat it as a premium payment.

You do not have to make the premium payments you have scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set for your Policy’s Accumulated Value and Death Benefit, and could cause your Policy to lapse. Even if you pay all your premiums when they’re scheduled, your Policy could lapse if the Accumulated Value, less any Policy Debt, is not enough to pay your monthly charges. Turn to YOUR POLICY’S ACCUMULATED VALUE for more information.

Paying Your Premium

Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

• by personal check, drawn on a U.S. bank

• by cashier’s check, if it originates in a U.S. bank

• by money order in a single denomination of more than $10,000 for in force payments, if it originates in a U.S. bank

• by third party payments, when there is a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

• by temporary check with the ABA routing number and account number pre-printed on the check

• wire transfers that originate in U.S. banks.

We will not accept premium payments in the following forms:

• cash

• credit card or check drawn against a credit card account

• traveler’s checks

• cashier’s check or money order drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank

• money order in a single denomination of $10,000 or less

• third party payments, if there is not a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

• wire transfers that originate from foreign bank accounts.

If your Policy is subject to the Minimum Death Benefit, and you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory evidence of insurability before we can increase the Death Benefit regardless of which Death Benefit Option you have selected. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. For more information, see YOUR POLICY’S ACCUMULATED VALUE on how cost of insurance charges are calculated.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by Electronic Funds Transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your payment has cleared.

Monthly Electronic Funds Transfer Plan

You can make monthly premium payments or loan payments using our Electronic Funds Transfer Plan. Here’s how it works:

• You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month.

• If you do not specify a day for us to make the withdrawal, we will withdraw the payment on your Policy’s monthly anniversary.

• If you make monthly payments by the Electronic Funds Transfer Plan, we will apply the payments as loan repayment unless you have requested that payments be applied as premium payments. Loan payments made by the Electronic Funds Transfer Plan must be at least $50.

Deductions From Your Premiums

We deduct a maximum premium load of 6.95% from each premium payment you make.

This charge helps pay for the cost of distributing our Policies, and is also used to pay state and local premium taxes, any other taxes that may be imposed, and to compensate us for certain costs or lost investment opportunities resulting from our amortization and delayed recognition of certain policy acquisition expenses for federal income tax purposes. These consequences are referred to as the deferred acquisition cost (“DAC tax”).

Like other Policy charges, we may profit from the premium load and may use these profits for any lawful purpose, such as the payment of distribution and administrative expenses. We will notify you in advance if we change our current load rate.

Limits on the Premium Payments You Can Make

We will not accept premium payments after your Policy’s Monthly Deduction End Date.

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations:

• If you have chosen the Guideline Premium Test as your Death Benefit Qualification Test and accepting the premium means your Policy will no longer qualify as life insurance for federal income tax purposes.

• If applying the premium in that Policy Year means your Policy will become a Modified Endowment Contract. You may direct us to accept premium payments or other instructions that will cause your Policy to be treated as a Modified Endowment Contract by signing a Modified Endowment Contract Election Form. You will find a detailed discussion of Modified Endowment Contracts in VARIABLE LIFE INSURANCE AND YOUR TAXES. You should speak to a qualified tax advisor for complete information regarding Modified Endowment Contracts.

• If applying the premium payment to your Policy will increase the Net Amount At Risk. This will happen if your Policy’s Death Benefit is equal to the Minimum Death Benefit or would be equal to it once we applied your premium payment.

You will find more detailed information regarding these situations in the SAI.

Allocating Your Premiums

We generally allocate your Net Premiums to the Investment Options you have chosen on your application on the day we receive them. Please turn to YOUR INVESTMENT OPTIONS for more information about the Investment Options. If we do not have allocation instructions, we will contact you to obtain updated allocation instructions. If we do not have allocation instructions, we will contact you to obtain updated allocation instructions.

We allocate your first premium on the Free Look Transfer Date. We hold your Net Premiums in the Fidelity® VIP Government Money Market Variable Account until the Free Look Transfer Date, and then transfer them to the Investment Options you have chosen.

YOUR POLICY’S ACCUMULATED VALUE

Accumulated Value is the value of your Policy on any Business Day. It is used as the basis for determining Policy benefits and charges.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you will receive if you surrender your Policy. It also affects the amount of the Death Benefit if you choose a Death Benefit Option that’s calculated using Accumulated Value.

The Accumulated Value of your Policy is not guaranteed – it depends on the performance of the Investment Options you have chosen, the premium payments you have made, Policy charges and how much you have borrowed or withdrawn from the Policy.

If your Accumulated Value less any Policy Debt is insufficient to pay for Policy charges, your Policy will enter its Grace Period. We will send you a notice telling you the amount of premium to pay to keep your Policy In Force. The 61-day Grace Period starts on the notice date. If you do not pay sufficient premium during the Grace Period to restore your Policy’s Accumulated Value, your Policy will lapse.

Calculating Your Policy’s Accumulated Value

Your Policy’s Accumulated Value is the total amount allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account. Please see WITHDRAWALS, SURRENDERS AND LOANS – Taking Out a Loan for information about loans and the Loan Account.

We determine the value allocated to the Variable Investment Options on any Business Day by multiplying the number of accumulation units for each Variable Investment Option credited to your Policy on that day, by the Variable Investment Option’s unit value at the end of that day. The process we use to calculate unit values for the Variable Investment Options is described in YOUR INVESTMENT OPTIONS.

Persistency Credit

Your Policy may be eligible for a persistency credit. Here is how it works:

Beginning on your 6th Policy Anniversary and on each Policy Anniversary thereafter, we may credit your Policy with a persistency credit of 0.20% on an annual basis. We calculate the persistency credit amount on your Policy’s average Accumulated Value less any Policy Debt on each Monthly Payment Date during the preceding Policy Year. We add it proportionately to your Investment Options according to your most recent premium allocation instructions.

Beginning on your 16th Policy Anniversary, we may increase your annual persistency credit to 0.35%.

Beginning on your 21st Policy Anniversary, we may increase your annual persistency credit to 0.50%.

Your Policy’s persistency credit is not guaranteed, and we may discontinue the program at any time.

Monthly Deductions

We deduct a monthly charge from your Policy’s Accumulated Value. If there is not enough Accumulated Value to pay the monthly charge, your Policy could lapse. The performance of the Investment Options you choose, the timing and amount of your premium payments, or taking out a withdrawal or a loan all affect the Accumulated Value of your Policy. You will find a discussion about when your Policy might lapse, and what you can do to reinstate it, later in this section.

Unless you tell us otherwise, we deduct the monthly charge from the Investment Options that make up your Policy’s Accumulated Value, in proportion to the Accumulated Value you have in each Investment Option. This charge is made up of five charges:

1. cost of insurance charge

2. administrative charge

3. Coverage charge

4. charges for optional Riders and benefits

5. asset charge

Cost of insurance

This charge is for providing you with life insurance protection. Like other Policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.

We deduct a cost of insurance charge based on the cost of insurance rate and Net Amount At Risk for each Coverage Layer.

There are maximum or guaranteed cost of insurance rates associated with your Policy. These rates are shown in your Policy Specifications.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 2001 Commissioners Standard Ordinary Mortality Tables. The cost of insurance rates take into consideration the Age and sex of the Insured unless unisex rates are required. Rate tables blended by sex are used for unisex cost of insurance rates. They are also used when a Policy is owned by an employer in connection with employment-related or benefit programs.

Our current cost of insurance rates will apply uniformly to all members of the same Class. Any changes in the cost of insurance rates will apply uniformly to all members of the same Class. These rates generally increase as the Insured’s Age increases, and they vary with the number of years the Policy has been In Force. Our current rates do not and will not exceed the guaranteed rates in the future.

How we calculate cost of insurance
We calculate cost of insurance by multiplying the current cost of insurance rate by a Net Amount At Risk at the beginning of each Policy month.

The Net Amount At Risk used in the cost of insurance calculation is the difference between a discounted Death Benefit that would be payable if the Insured died and the Accumulated Value of your Policy at the beginning of the Policy month before the monthly charge is due.

First, we calculate the total Net Amount At Risk for your Policy in two steps:
• Step 1: we divide the Death Benefit that would be payable at the beginning of the Policy month by 1.0020598.
• Step 2: we subtract your Policy’s Accumulated Value at the beginning of the Policy month from the amount we calculated in Step 1.
Next, we allocate the Net Amount At Risk in proportion to the Face Amount of each Coverage Layer that’s In Force as of your Monthly Payment Date.
We then multiply the amount of each allocated Net Amount At Risk by the cost of insurance rate for each Coverage Layer. The sum of these amounts is your cost of insurance charge.

Premiums, Net Premiums, Policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying Funds may affect your Net Amount At Risk, depending on the Death Benefit Option you choose or if your Death Benefit under the Policy is the Minimum Death Benefit.

Guaranteed period

We will guarantee our current cost of insurance rates for five years on Basic Coverage and SVER Coverage. There is no guaranteed period for Additional Coverage.

If you increase the Face Amount, the cost of insurance rates associated with the increase will have a five-year guaranteed period. This will be effective on the day of the increase.

Administrative charge

Currently, we deduct a charge not to exceed $7.50 a month to help cover the costs of administering and maintaining our Policies. We guarantee that this charge will not increase. The administrative charge is $0 on and after the Monthly Deduction End Date.

Coverage charge

We deduct a Coverage charge every month to help cover the costs of distributing our Policies. Each Coverage Layer has its own Coverage charge. The amount deducted monthly is the sum of the Coverage charges calculated for each Coverage Layer in effect. Like other Policy charges, we may profit from the Coverage charge and may use these profits for any lawful purpose such as the payment of administrative costs. The Coverage charge for each Coverage Component at issue is charged at a rate that is based on the Insured’s Age, Sex and Risk Class on the Policy Date. Additional Coverage Layers will have a Coverage charge calculated based on the same criteria, all as of the effective date of the Coverage Layer. The Coverage charge per $1,000 for each Coverage Layer of Basic Coverage will remain level for 10 Policy Years, then is reduced in Policy Year 11 and thereafter. The Coverage charge per $1,000 for each Coverage Layer of SVER Coverage increases each Policy Year through Policy Year 10, then switches to a level rate in Policy Year 11 and thereafter. The Coverage charge per $1,000 for each Coverage Layer of Additional Coverage is guaranteed to remain level all Policy Years. We may charge less than our guaranteed rate. The Coverage charges for your Policy will be shown in your Policy Specifications.

An example

For a Policy that insures a male non-smoker who is Age 45 when the Policy is issued with a total Face Amount of $250,000 comprised of $100,000 of Basic Coverage, $100,000 of SVER Coverage and $50,000 of Additional Coverage, the monthly Coverage charge deducted is:

• $91.85 during Policy Year 1 ($40.70 + $0 + $51.15 = $91.85)
• $139.05 during Policy Year 5 ($40.70 + $47.20 + $51.15 = $139.05)
• $198.05 during Policy Year 10 ($40.70 + $106.20 + $51.15 = $198.05)
• $99.15 during Policy Year 11 and thereafter ($24.40 + $23.60 + $51.15 = $99.15)
Policy Year	Basic Coverage	SVER Coverage	Additional Coverage
1	0.407 per $1,000 ($100,000/1000) × 0.407 = $40.70	$0 per $1,000	1.023 per $1,000 ($50,000/1000) × 1.023 = $51.15
5	0.407 per $1,000 ($100,000/1000) × 0.407 = $40.70	0.472 per $1,000 ($100,000/1000) × 0.472 = $47.20	1.023 per $1,000 ($50,000/1000) × 1.023 = $51.15

10	0.407 per $1,000 ($100,000/1000) × 0.407 = $40.70	1.062 per $1,000 ($100,000/1000) × 1.062 = $106.20	1.023 per $1,000 ($50,000/1000) × 1.023 = $51.15
11+	0.244 per $1,000 ($100,000/1000) × 0.244 = $24.40	0.236 per $1,000 ($100,000/1000) × 0.236 = $23.60	1.023 per $1,000 ($50,000/1000) × 1.023 = $51.15

If you increase the Face Amount, each increase will have a corresponding Coverage charge based on the amount of the increase and the Age and Risk Class of the Insured at the time of the increase. We will specify the charge in a supplemental schedule of benefits at the time of the increase. We will apply each charge from the day of the increase. If you decrease the Face Amount, the charge will remain the same.

The face amount charge is $0 on and after the Monthly Deduction End Date.

Charges for optional riders

For any Riders that you select under your Policy, the charge will be added to your Monthly Deduction. The current charges are discussed for each rider, where applicable in the OPTIONAL RIDERS AND BENEFITS section.

Asset Charge

We deduct an asset charge every month at a guaranteed maximum annual rate of 0.45% annually (0.0375% monthly) on the first $25,000 of your Policy’s Accumulated Value in the Investment Options plus an annual rate of 0.05% (0.0042% monthly) of the Accumulated Value in the Investment Options that exceeds $25,000.

For purposes of this charge, the amount of Accumulated Value is calculated on the Monthly Payment Date before we deduct the monthly charge, but after we deduct any Policy Debt, withdrawals or loans, or allocate any new Net Premium.

The annual rate for the asset charge is 0% on and after the Monthly Deduction End Date.

An example

For a Policy with Accumulated Value of $30,000 in the Investment Options, the maximum monthly asset charge is:

($25,000 × 0.0375%) + ($5,000 × 0.0042%) = $9.38 + $0.21 = $9.59

Transaction Fees

Withdrawal Charge

Under the Policy, there is a $25 withdrawal charge for each partial withdrawal of Accumulated Value (including any withdrawal under the Automated Income Program). Currently, we are not imposing this charge.

Transfer fee

Under the Policy, there is a $25 withdrawal charge for each transfer in excess of 12 transfers per Policy year. Currently, we are not imposing this charge.

Audits of premium/loan

Under the Policy, there is a $25 fee upon the request of an audit of 2 years or more. Currently, we are not imposing this charge.

Duplicate Policy

Under the Policy, there is a $50 fee upon the request of a duplicate policy. Currently, we are not imposing this charge.

Illustration Request

Under the Policy, you can request one Policy Illustration free of charge. After that there is a $25 per request fee for each Illustration. Currently, we are not imposing this charge.

Face Amount Increase

Under the Policy, there is a $100 fee upon effective date of requested Face Amount increase. Currently, we are not imposing this charge.

Risk Class Change

Under the Policy, there is a $100 fee upon request for Risk Class change. Currently, we are not imposing this charge.

Premium Load

Current fee information about premium loads can be found in Deductions From Your Premiums and for surrender charges, see Surrendering Your Policy.

Annual Renewable Term Rider – Additional Insured

Under the Policy, there is a $100 fee upon each request to add a covered person to the Policy to cover costs incurred in evaluating insurability. Currently, we are not imposing this charge.

Loan Interest

Currently, there is a loan interest charge of 2.75% for the amount you borrow. In addition to the loan interest charge, the amount used to secure the loan will be credited interest at a minimum amount of 2.50% to help offset the loan interest charge of 2.75% Loan interest on the Standard Loan Account and Standard Policy Debt accrues daily and any loan interest on each Policy Anniversary will be added to the Standard Loan Account. On each Policy Anniversary, we transfer the excess of the Standard Policy Debt over Standard Loan Account Value from the Investment Options to the Standard Loan Account. If the Standard Loan Account Value from the Investment Options to the Standard Loan Account. If the Standard Loan Account Value is greater than Standard Policy Debt, then such excess is transferred from the Standard Loan Account to the Variable Options or the Fixed Account on a proportionate basis according to your most recent Allocation Instructions.

Fund Charges and Expenses

Each Fund pays advisory fees, any service and distribution (12b-1) fees, and other expenses. These fees and expenses are deducted from the assets of the Fund(s) and may vary from year to year. They are not fixed and are not part of the terms of your Policy. You will find more about Fund fees and expenses in each Fund’s prospectus. If you choose a Variable Investment Option, these fees and expenses affect you indirectly because they reduce Fund returns. Each Fund is governed by its own Board of Trustees or Board of Directors.

Lapsing and Reinstatement

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. Your Policy will lapse if there is not enough Accumulated Value, after subtracting any Policy Debt, to cover the monthly charge on the day we make the deduction.

Your Policy’s Accumulated Value is affected by the following:

• loans or withdrawals you make from your Policy

• certain Rider benefits paid from your Policy

• not making planned periodic premium payments

• the performance of your Investment Options

• charges under the Policy.

If there is not enough Accumulated Value to pay the Monthly Deduction, we deduct the amount that’s available and send you, and anyone you have assigned your Policy to, a notice telling you the amount to pay to keep your Policy In Force. The minimum amount you must pay to keep your Policy In Force is equal to three times the monthly charge that was due on the Monthly Payment Date when there was not enough Accumulated Value to pay the charge, plus premium load. For more information regarding payment due to keep your Policy In Force, please contact our Life Insurance Division.

We will give you a Grace Period of 61 days from the date we send the notice to pay sufficient premium to keep your Policy In Force. Your Policy will remain In Force during the Grace Period.

If we do not receive your payment within the Grace Period, your Policy will lapse with no value. This means we will end your life insurance Coverage.

If you make the minimum payment

If we receive your payment within the Grace Period, we will allocate your Net Premium on the day it is received to the Investment Options you have chosen and deduct the monthly charge from your Investment Options in proportion to the Accumulated Value you have in each Investment Option at the next policy monthly payment date.

If your Policy is in danger of lapsing and you have Policy Debt, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your Policy’s Face Amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your Policy from lapsing, you will have to repay a portion of your Policy Debt.

Remember to tell us if your payment is a premium payment. Otherwise, we will treat it as a loan repayment.

How to avoid future lapsing

To stop your Policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a Policy loan, you may want to repay a portion of it.

Paying Death Benefit Proceeds during the Grace Period

If the Insured dies during the Grace Period, we will pay Death Benefit Proceeds to your Beneficiary. We will reduce the payment by any unpaid monthly charges and any Policy Debt.

Reinstating a lapsed Policy

If your Policy lapses, you have five years from the end of the Grace Period to apply for a reinstatement. We will consider your reinstatement request if you send us the following:

• a written application

• evidence satisfactory to us that the Insured is still insurable

• a Premium payment sufficient to:

• cover all unpaid monthly charges and Policy loan interest that were due in the Grace Period, and

• keep your Policy In Force for three months after the day your Policy is reinstated.

We will reinstate your Policy as of the first Monthly Payment Date on or after the day we approve the reinstatement. When we reinstate your Policy, its Accumulated Value will be the same as it was on the day your Policy lapsed. We will allocate the Accumulated Value according to your most recent premium allocation instructions.

At reinstatement:

• Surrender charges and Policy charges other than Cost of Insurance Charges will resume on their schedule as of the Monthly Payment Date when lapse occurred.

• Cost of Insurance Charges will be calculated using Cost of Insurance Rates that resume their original schedule as if lapse had never occurred, reflecting the Insureds’ Ages at reinstatement and policy duration measured from the original Policy Date.

Reinstating a lapsed Policy with Policy Debt

If you had Policy Debt when your Policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your Policy. There are special rules that apply to reinstating a Policy with Policy Debt:

• If we reinstate your Policy on any Monthly Payment Date other than the Monthly Payment Date that immediately follows the lapse, we will deduct the Policy Debt from your Policy’s Accumulated Value. This means you will no longer have Policy Debt when your Policy is reinstated. However, we will reinstate your Policy Debt if you ask us to in writing.

• Please be advised that reinstatement will not change any tax reporting as a result of the policy lapse. We encourage you to consult with your tax advisor.

YOUR INVESTMENT OPTIONS

You can find a complete list of the Variable Investment Options available under this Policy in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY.

We put your Net Premium in our General Account and Separate Account. We own the assets in our accounts and allocate your Net Premiums, less any charges, to the Investment Options you have chosen. Amounts allocated to any available Fixed Options are held in our General Account. Amounts allocated to the Variable Investment Options are held in our Separate Account. You will find information about when we allocate Net Premiums to your Investment Options in HOW PREMIUMS WORK.

You choose your initial Investment Options on your application. If you choose more than one Investment Option, you must tell us the dollar amount or percentage you want to allocate to each Investment Option. You can change your premium allocation instructions at any time.

You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at (888) 595-6997 or submit a request electronically. Or you can ask your life insurance producer to contact us. You will find more information regarding telephone and electronic instructions in POLICY BASICS.

The Investment Options you choose, and how they perform, will affect your Policy’s Accumulated Value and may affect the Death Benefit. Please review the Investment Options carefully. You may ask your life insurance producer to help you choose the right ones for your goals and tolerance for risk. Any financial firm or representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial representatives make or any allocations or specific transfers they choose to make on your behalf. Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options. Work with your life insurance producer to help you choose the right Investment Options for your investment goals and risk tolerance. Make sure you understand any costs you may pay directly and indirectly on your Investment Options because they will affect the value of your Policy.

Certain of the asset allocation Fund(s), including the Pacific Select Fund asset allocation portfolios, may use futures and options to reduce the Fund(s) equity exposure during periods when market indicators suggest high market volatility. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including periods when specified benchmark indexes are appreciating but market volatility is high. As a result, your Accumulated Value may increase less than it would have without these defensive actions.

We are not responsible for the operation of the underlying Funds or any of their portfolios. We also are not responsible for ensuring that the underlying Funds and their portfolios comply with any laws that apply.

Calculating unit values

When you choose a Variable Investment Option, we credit your Policy with accumulation units. The number of units we credit equals the amount we have allocated divided by the unit value of the Variable Account. Similarly, the number of accumulation units in your Policy will be reduced when you make a transfer, withdrawal or loan from a Variable Investment Option, and when your monthly charges are deducted.

An example

You ask us to allocate $6,000 to the Inflation Managed Investment Option on a Business Day. At the end of that day, the unit value of the Variable Account is $15. We will credit your Policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is the basis for all financial transactions relating to the Variable Investment Options. The value of an accumulation unit is not the same as the value of a share in the underlying Fund. We calculate the unit value for each Variable Account once every Business Day, usually at or about 4:00 p.m. Eastern time.

Generally, for any transaction, we will use the next unit value calculated after we receive your Written Request. If we receive your Written Request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a Business Day, we will use the unit value calculated as of the end of that Business Day. If we receive your request at or after the time of the close of the New York Stock Exchange on a Business Day, we will use the unit value calculated as of the end of the next Business Day.

If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day. For your monthly charge, we will use the unit value calculated on your Monthly Payment Date. If your Monthly Payment Date does not fall on a Business Day, we will use the unit value calculated as of the end of the next Business Day. For information about timing of transactions, see POLICY BASICS.

The unit value calculation is based on the following:

• the investment performance of the underlying Fund

• any dividends or distributions paid by the underlying Fund

• any charges for any taxes that are, or may become, associated with the operation of the Variable Account.

The unit value of a Variable Account will change with the value of its corresponding Fund. Changes in the unit value of a Variable Account will not change the number of accumulation units credited to your Policy. For unit values please go to www.pacificlife.com.

Fixed Options

You can also choose from two Fixed Options: the Fixed Account and the Fixed LT Account. The Fixed Options provide a guaranteed minimum annual rate of interest. The amounts allocated to the Fixed Options are held in our General Account. We have contracted with Pacific Life to manage our General Account assets, subject to investment policies, objectives, directions and guidelines established by our Board.

Here are some things you need to know about the Fixed Options:

• Accumulated Value allocated to the Fixed Options earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 2.50%.

• We may offer a higher annual interest rate on the Fixed Options. If we do, we will guarantee the higher rate until your next Policy Anniversary.

• If we offer a higher annual interest rate on a Fixed Option, we may also pay additional interest on Accumulated Value in excess of $25,000 in that Fixed Option. Ask your life insurance producer for current interest rates.

• There are no investment risks or direct charges. Policy charges still apply. Although the Fixed Account provides a guaranteed minimum interest rate, as a General Account asset, any guarantee is backed by our claims paying ability.

• There are limitations on when and how much you can transfer from the Fixed Options. These limitations are described below, in YOUR INVESTMENT OPTIONS – Transferring Among Investment Options and Market-timing Restrictions. It may take several Policy Years to transfer your Accumulated Value out of the Fixed Account.

• We may place a limit of $1,000,000 for Net Premiums and $100,000 for loan repayments and transfers allocated to the Fixed Options in any 12-month period. This is an aggregate limit for all PL&A policies you own. Any allocations in excess of these limits will be allocated to your other Investment Options according to your most recent instructions. We may increase the limits at any time at our sole discretion. To find out if higher limits are in effect, ask your life insurance producer or contact us.

• We have not registered the Fixed Options with the SEC. Disclosures regarding the Fixed Options, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

• We may add, terminate, or suspend one or more of the Fixed Options at any time. We will notify you before any such changes occur.

Transferring Among Investment Options and Market-timing Restrictions

Transfers

You can transfer among your Investment Options any time during the life of your Policy without triggering any current income tax. If your state requires us to refund your premiums when you exercise your Free Look Right, you can make transfers and use transfer programs only after the Free Look Transfer Date. Your transfer of Accumulated Value on the Free Look Transfer Date does not count as a transfer for purpose of applying the limitations described in this section. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You will find more information about making telephone and electronic transfers in POLICY BASICS.

Transfers will normally be effective as of the end of the Business Day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

• Transfers are limited to 25 for each calendar year.

• If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make 1 transfer of all or a portion of your Policy’s Accumulated Value remaining in the Variable Investment Options into the Fidelity® VIP Government Money Market Variable Account prior to the start of the next calendar year.

• You may only make 2 transfers in any calendar month to or from each of the following Investment Options:

American Funds IS Asset Allocation Fund Class 4	Fidelity® VIP Freedom 2015 Service Class 2	Fidelity® VIP Freedom 2045 Service Class 2	T. Rowe Price Blue Chip Growth Portfolio – II
American Funds IS Growth Fund Class 4	Fidelity® VIP Freedom 2020 Service Class 2	Fidelity® VIP Freedom Income Service Class 2	T. Rowe Price Equity Income Portfolio – II

American Funds IS Growth-Income Fund Class 4	Fidelity® VIP Freedom 2025 Service Class 2	Fidelity® VIP Growth Service Class 2
Fidelity® VIP Contrafund Service Class 2	Fidelity® VIP Freedom 2030 Service Class 2	Fidelity® VIP Mid Cap Service Class 2
Fidelity® VIP Freedom 2010 Service Class 2	Fidelity® VIP Freedom 2035 Service Class 2	Fidelity® VIP Value Strategies Service Class 2

For example, if you transfer from the American Funds IS Asset Allocation Fund Class 4 to the American Funds IS Growth Fund Class 4, that counts as one transfer for each Investment Option. Only one more transfer involving those two Investment Options can occur during the calendar month. If you later transfer from the Fidelity VIP Value Strategies Service Class 2 to the American Funds IS Asset Allocation Fund Class 4, that would be the second transfer in the calendar month involving the American Funds IS Asset Allocation Fund Class 4 and that Investment Option is no longer available for the remainder of the calendar month. All other Investment Options listed above would still be available to transfer into or out of for the remainder of the calendar month.

• Additionally, only 2 transfers in any calendar month may involve any of the following Investment Options:

BlackRock Global Allocation V.I. Fund Class III	Lazard Retirement Global Dynamic Multi-Asset Portfolio Service Shares	Templeton Foreign VIP Fund Class 2	Western Asset Variable Global High Yield Bond Portfolio Class II
Invesco V.I. International Growth Fund Series II	Lazard Retirement International Equity Portfolio Service Shares	Templeton Global Bond VIP Fund Class 2
Invesco V.I. Global Fund Series II	PIMCO Global Managed Asset Allocation Portfolio - Advisor Class	VanEck VIP Global Resources Fund Initial Class
Janus Henderson Overseas Portfolio Service Class	State Street Total Return V.I.S. Fund Class 3	Variable Account I (M International Equity Fund)

For example, if you transfer from the BlackRock Global Allocation V.I. Fund Class III to the Invesco V.I. International Growth Fund Series II, that counts as one transfer for the calendar month. If you later transfer from the Templeton Foreign VIP Fund Class 2 to the Templeton Global Bond VIP Fund Class 2, that would be the second transfer for the calendar month and no more transfers will be allowed for any of the Investment Options listed above for the remainder of the calendar month.

• For the purpose of applying the limitations, multiple transfers that occur on the same day are considered 1 transfer. Transfers into the Standard Loan Account, a transfer of Accumulated Value from the Standard Loan Account into your Investment Options following a loan payment, transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, Fixed Option interest sweep service, approved corporate owned life insurance policy rebalancing programs, the first year transfer service or an approved asset allocation service are excluded from the transfer limitations. Also, allocations of premium payments are not subject to these limitations.

• Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Equity Index Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Fidelity® VIP Government Money Market Variable Account are excluded from this limitation.

• You can make transfers from the Variable Investment Options into the Fixed Account at any time during the policy year. You can make transfers from the Variable Investment Options to the Fixed LT Account 30 days prior to and 30 days after each Policy Anniversary. All transfers are subject to any limitations we place on the Fixed Options for Net Premium, loan repayments or transfers (see YOUR INVESTMENT OPTIONS – Fixed Options).

• You can make one transfer in any 12-month period from each Fixed Option, except if you have signed up for the first year transfer service (see YOUR INVESTMENT OPTIONS – Transfer Services later in this section). Such transfers are limited to the greater of:

• $5,000, 25% of your Policy’s Accumulated Value in the Fixed Account, or the amount transferred from the Fixed Account to the Variable Accounts in the prior year. You may transfer 100% of the value in the Fixed Account to the Fixed LT Account.

• $5,000, 10% of your Policy’s Accumulated Value in the Fixed LT Account, or the amount transferred from the Fixed LT Account to the Variable Accounts or Fixed Account in the prior year.

• We reserve the right, in our sole discretion, to waive the transfer restrictions on the Fixed Options. Please contact us or your life insurance producer to find out if a waiver is currently in effect.

• Currently, there is no charge for making a transfer but we may charge you in the future. The maximum fee we will charge for a transfer is $25 per transfer in excess of 12 per Policy Year.

• There is no minimum required value for the Investment Option you are transferring to or from.

• There is no minimum amount required if you are making transfers between Variable Investment Options.

• You cannot make a transfer if your Policy is in the Grace Period and is in danger of lapsing.

• We can restrict or suspend transfers.

• We will notify you or your representative if we refuse or delay your transfer request.

• We have the right to impose limits on transfer amounts, the value of the Investment Options you are transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all Policy Owners.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, reorganization of underlying Funds, or other extraordinary circumstances.

Market-timing restrictions

The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Policy. Such frequent trading can disrupt management of the underlying Funds and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. As required by SEC regulation (Rule 22c-2 of the 1940 Act), we entered into written agreements with each Fund or its principal underwriter that require us to provide to a Fund, upon Fund request, certain information about the trading activity of individual Contract Owners. The agreement requires us to execute any Fund instructions we receive that restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading or market timing policies established by a Fund. The policies of a Fund may be more restrictive than our policies or the policies of other Funds. See the Fund prospectuses for additional information.

In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the Funds. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such Policy Owners, or by a life insurance producer or other party acting on behalf of one or more Policy Owners, will require preclearance. Frequent trading and large transactions that are disruptive to Fund management can have an adverse effect on Fund performance and therefore your Policy’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Policy Owners. While these issues can occur in connection with any of the underlying Funds, Funds holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, Funds holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the Fund.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Policy Owners, subject to the transfer restrictions outlined above. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying Funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such Funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying Fund imposes a redemption fee or trading (transfers) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy Owners. Such restrictions could include:

• not accepting transfer instructions from a representative acting on behalf of more than one Policy Owner, and

• not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Policy Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

Transfer Services

We offer several services that allow you to make transfers of Accumulated Value or interest earnings from one Investment Option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the Variable Investment Options. Under the first year transfer service, you can make transfers from the Fixed Account to the Fixed LT Account and the Variable Investment Options. Under the Fixed Option interest sweep service, you can transfer interest earnings from the Fixed Account or Fixed LT Account to the Variable Investment Options.

We may restrict the number of transfer services in which you can participate at any time. We have the right to discontinue, modify or suspend any of these transfer services at any time.

Detailed information regarding each transfer service appears in the SAI.

Dollar cost averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options. It does not allow you to make transfers to or from either of the Fixed Options. We process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a Variable Investment Option to start the service.

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Investing this way does not guarantee profits or prevent losses.

We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

Example

You instruct us to transfer $12,000 of Accumulated Value from one Variable Investment Option to another Variable Investment Option that you select over a 12-month period. Each month, we will transfer $1,000 based on the instructions provided.

Portfolio rebalancing

As the value of the underlying Funds changes, the value of the allocations to the Variable Investment Options will also change. The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. We process transfers as of the end of the Business Day on your Policy’s next quarterly, semi-annual or annual anniversary, depending on the interval you choose, unless you specify a different start date.

Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an Investment Option with relatively higher returns to one with relatively lower returns.

We do not charge for the portfolio rebalancing service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

If at any time you move all or any portion of your Policy’s Accumulated Value out of the Investment Options you selected at the time you enrolled in the portfolio rebalancing service, your enrollment will be cancelled. Once the portfolio rebalancing service is cancelled, you must wait 30 days before you can re-enroll.

Example

You allocate 25% of your Accumulated Value to four different Variable Investment Options (e.g. Variable Investment Option A, B, C and D) and instruct us to maintain that allocation every three months. You elect to have your Variable Investment Options rebalanced quarterly measured from the date your Policy was issued. Over the three-month period, the Accumulated Value in each of your Variable Investment Options will change due to market fluctuations. At the end of the three-month period, we will rebalance your values (buy and sell accumulation units) so that the Accumulated Value in each Variable Investment Option is back to 25% of the Accumulated Value.

Fixed Option interest sweep

The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from your Fixed Account or Fixed LT Account to the Variable Investment Options. At the time you complete the election form for the Fixed Option interest sweep service, you will select either the Fixed Account or the Fixed LT Account as the account from which you want to transfer interest earnings. You will also select the Variable Investment Options to which you wish to transfer the interest earnings. Interest earnings subject to transfer under the Fixed Option interest sweep service will begin to accrue on the Policy’s first monthly anniversary following your enrollment in the service. Each transfer must be at least $50. If the fixed account option you selected on the election form does not have interest earnings of at least $50, the transfer will be held until the next scheduled transfer date when the interest earnings are at least $50. Amounts transferred under the Fixed Option interest sweep service do not count against the Fixed Option transfer limitations or Investment Option transfer restrictions.

We do not charge for the Fixed Option interest sweep service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

WITHDRAWALS, SURRENDERS AND LOANS

You can take out all or part of your Policy’s Accumulated Value while your Policy is In Force by making withdrawals or surrendering your Policy. You can take out a loan from us using your Policy as security. You can also use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making a withdrawal, taking out a loan or surrendering your Policy can change your Policy’s tax status, generate taxable income, or make your Policy more susceptible to lapsing. Withdrawals and surrenders may have tax consequences, including a possible tax penalty if withdrawn before age 59½. Be sure to plan carefully before using these Policy benefits.

If you withdraw a larger amount than your investment in your Policy, or if your Policy is classified as a Modified Endowment Contract, your withdrawal may be considered taxable income.

For more information on the tax treatment of withdrawals or loans, or in the event you surrender your Policy, see VARIABLE LIFE INSURANCE AND YOUR TAXES.

Making Withdrawals

You can withdraw part of your Policy’s Net Cash Surrender Value starting on your Policy’s first anniversary. Here’s how it works:

• You must send us a Written Request that’s signed by all owners.

• Each withdrawal must be at least $200, and the Net Cash Surrender Value of your Policy after the withdrawal must be at least $500.

• We will not accept your request to make a withdrawal if it will cause your Policy to become a Modified Endowment Contract, unless you have told us in writing that you want your Policy to become a Modified Endowment Contract.

• We may charge you $25 for each withdrawal you make. (There is no charge currently imposed upon a withdrawal.)

• You can choose to receive your withdrawal in a lump sum or use it to elect an income benefit. Please see the discussion about income benefits in GENERAL INFORMATION ABOUT YOUR POLICY.

• If you do not tell us which Investment Options to take the withdrawal from, we will deduct the withdrawal and any withdrawal charge from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

• The Accumulated Value, Cash Surrender Value and Net Cash Surrender Value of your Policy will be reduced by the amount of each withdrawal.

How withdrawals affect your Policy’s Death Benefit

Making a withdrawal will affect your Policy’s Death Benefit in the following ways:

• If your Policy’s Death Benefit does not equal the Minimum Death Benefit, the Death Benefit may decrease by the amount of your withdrawal.

• If your Policy’s Death Benefit equals the Minimum Death Benefit, the Death Benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your Policy’s Face Amount

If you have chosen Death Benefit Option B or Option C making a withdrawal does not reduce your Policy’s Total Face Amount.

If you have chosen Death Benefit Option A, then a withdrawal may reduce your Policy’s Total Face Amount; however, the first withdrawal of each year in the first 15 Policy Years up to the lesser of $10,000 or 10% of the Net Cash Surrender Value will not reduce the Policy’s Total Face Amount. If you withdraw a larger amount, or make additional withdrawals, the Total Face Amount will usually be reduced by the amount, if any, by which the Total Face Amount exceeds the result of the Death Benefit immediately before the withdrawal minus the amount of the withdrawal. For Policies with Death Benefit Option A and the Guideline Premium Test election, the Total Face Amount reduction following a withdrawal may be limited to keep the Guideline Premium Limit greater than zero at all times prior to Age 100.

We reserve the right to refuse any withdrawal request that would reduce the Policy’s Total Face Amount to less than $1,000 after the withdrawal.

An example

For a Policy with a Total Face Amount of $250,000 and a Surrender Value of $80,000, the Owner may withdraw the lesser of $10,000 or $8,000 (10% × $80,000) without any reduction in Total Face Amount.

Example 1: Owner requests a withdrawal of $6,000. There will be no reduction in Total Face Amount.

Example 2: Owner requests a withdrawal of $10,000. The Total Face Amount reduction is the amount of the withdrawal, less the allowable withdrawal amount, or $2,000 ($10,000 – $8,000 = $2,000). The Total Face Amount following the withdrawal is $248,000 ($250,000 – $2,000 = $248,000).

If a reduction in Total Face Amount is required as a result of a withdrawal, we will reduce the Face Amounts of the Coverage Layers as described in DEATH BENEFITS – Changing the Face Amount.

Taking Out a Loan

Taking out a loan will affect the growth of your Policy’s Accumulated Value, and may affect the Death Benefit.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You will find more information about requesting a loan by telephone or electronically in POLICY BASICS.

When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow. The Accumulated Value set aside to secure your loan also earns interest. Here’s how it works:

• To secure the loan, we transfer an amount equal to the amount you are borrowing from your Accumulated Value in the Investment Options to the Loan Account. We will transfer this amount from your Investment Options in proportion to the Accumulated Value you have in each Investment Option, unless you tell us otherwise.

• Interest owing on the amount you have borrowed accrues daily at an annual rate of 2.75%. Interest that has accrued during the Policy Year is due on your Policy Anniversary.

• The amount in the Standard Loan Account earns interest daily at an annual rate of at least 2.50%. On each Policy Anniversary, if the Standard Policy Debt exceeds the Standard Loan Account Value, then the excess is transferred from your Policy’s Investment Options to the Standard Loan Account on a proportionate basis to the Standard Loan Account. If the Standard Loan Account Value exceeds Standard Policy Debt, then the excess will be transferred from the Standard Loan Account to the Investment Options according to your most recent premium allocation instructions.

• We currently intend to credit interest on the amount in the Standard Loan Account at an annual rate of 2.75% in Policy Year 6 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your Policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 2.50% on the amount in the Standard Loan Account.

How much you can borrow

The maximum amount you may borrow on any date is equal to the Accumulated Value less:

• three times the most recent monthly deduction;

• any surrender charge; and

• any existing Policy Debt.

An example of how much you can borrow
For a Policy in Policy Year 5 with:
• Accumulated Value of $100,000 • Policy Debt of $60,000 • a most recent monthly deduction of $225 • a surrender charge of $5,000 if the Policy was surrendered on the day the loan is taken.
The maximum amount you can borrow is $34,325. (100,000 – (3 × 225) – 5,000 – 60,000)

The amount available to borrow is never less than 75% of your Policy’s current Cash Surrender Value less any Policy Debt.

Paying off your loan

You can pay off all or part of the loan any time while your Policy is In Force. Unless you tell us otherwise, we will generally transfer any loan payments you make proportionately to your Investment Options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the Fixed Options, up to the amount originally transferred from the Fixed Options to the Loan Account. We will then transfer any excess amount to your Variable Investment Options according to your most recent premium allocation instructions.

While you have Policy Debt, we will treat any money you send us as a loan repayment unless you tell us otherwise in writing.

You can make monthly loan payments using our Electronic Funds Transfer Plan. Please see HOW PREMIUMS WORK-Paying Your Premium-Monthly Electronic Funds Transfer Plan section for details.

What happens if you do not pay off your loan

If you do not pay off your loan, we will deduct the Policy Debt from one of the following:

• the Death Benefit Proceeds before we pay them to your Beneficiary

• the Cash Surrender Value if you surrender your Policy.

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while your Policy’s Accumulated Value is held in the Standard Loan Account, it will miss out on all earnings available in the Investment Options. The amount of interest you earn on the Standard Loan Account may also be less than the amount of interest you would have earned from the Fixed Options. These could lower your Policy’s Accumulated Value, which could reduce the amount of the Death Benefit.

When a loan is outstanding, the amount in the Standard Loan Account is not available to help pay for any Policy charges. If, after deducting your Standard Policy Debt, there is not enough Accumulated Value in your Policy to cover the Policy charges, your Policy could lapse. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing.

Your Policy Debt could result in taxable income if you surrender your Policy, if your Policy lapses, or if your Policy is a Modified Endowment Contract. You should talk to your tax advisor before taking out a loan under your Policy. See VARIABLE LIFE INSURANCE AND YOUR TAXES – Taxation of Distributions.

Ways to Use Your Policy’s Loan and Withdrawal Features

You can use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement. If you are interested in using your life insurance Policy to supplement your retirement income, please contact us for more information.

Setting up an income stream may not be suitable for all Policy Owners.

Here are some things you should consider when setting up an income stream:

• the rate of return you expect to earn on your Investment Options

• how long you would like to receive regular income

• the amount of Accumulated Value you want to maintain in your Policy.

You can ask your life insurance producer for Illustrations showing how Policy charges may affect existing Accumulated Value and how future withdrawals and loans may affect the Accumulated Value and Death Benefit. You can also ask for accompanying charts and graphs that compare results from various retirement strategies.

Understanding the risks

Using your Policy to supplement your income does not change your rights or our obligations under the Policy. The terms for loans and withdrawals described in this prospectus remain the same. It is important to understand the risks that are involved in using your Policy’s loan and withdrawal features. Use of these features may increase the chance of your Policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your Policy each year to set up your income stream.

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your Policy is eligible after the 7th Policy Anniversary. To begin the program, you must have a minimum Net Cash Surrender Value of $50,000, and your Policy must not qualify as a Modified Endowment Contract.

You request participation in the AIO program and specify your AIO preferences by sending us an AIO Request Form. If you wish to do so, contact your life insurance producer for an AIO Request Form.

There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.

Withdrawals and loans may reduce Policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.

Withdrawals and loans under the AIO program may result in tax liability. Please consult your tax advisor. For more information, see VARIABLE LIFE INSURANCE AND YOUR TAXES.

You may discontinue participation in the AIO program at any time by sending a Written Request to us.

Detailed information appears in the SAI.

Overloan Protection II Rider

Your Policy will have an Overloan Protection II Rider if the Insured is Age 80 or younger and you elect the Guideline Premium Test as the Death Benefit Qualification Test. Exercise of this Rider will guarantee, as long as the Rider stays in effect, that the Policy will not lapse even if the Policy Debt exceeds the Accumulated Value. For more information, please see OPTIONAL RIDERS AND BENEFITS.

Surrendering Your Policy

You can surrender or cash in your Policy at any time while the Insured is alive.

Here are some things you need to know about surrendering your Policy:

• You must send us your Policy and a Written Request.

• If a premium payment of over $1,000 was received within 10 business days of the surrender request, the premium amount received may be withheld from the surrender proceeds until we obtain verification the payment cleared the bank. The amount withheld will be noted on our surrender confirmation letter and a separate letter will be provided when the remainder of the proceeds are disbursed.

• We will send you the Policy’s Net Cash Surrender Value. You can choose to receive your money in a lump sum or use it to elect an income benefit. Please see GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit.

• If you surrender your Policy during the first 5 Policy Years, we will deduct a surrender charge.

• Each Coverage Layer of Basic Coverage has a surrender charge, based on the Age, Sex and Risk Class of the Insured, on the date each Coverage Layer is effective. If you increase your Policy’s Face Amount, we will send you a supplemental schedule of benefits that shows the surrender charge factors associated with the increase.

Your Policy’s surrender charge is calculated using a Level Period, Initial Amount, Reduction Factor and End Year, which will be shown in the Table of Surrender Charge Factors in your Policy Specifications. Your Policy has a Level Period at Policy issue, during which the surrender charge is equal to the Initial Amount. After the Level Period, the surrender charge decreases on each Monthly Payment Date by 1⁄12 of the Reduction Factor until the charge becomes $0 after the End Year.

Example

For a Policy that insures a male non-smoker, Age 45 at Policy issue, with a Basic Coverage of $100,000

Initial Amount = $1,335.50

Level Period = 3 Policy Years
Reduction Factor = 667.70
End Year = 5

During the first 36 Policy months, the surrender charge is $1,335.40

In Policy month 37, the surrender charge is: $1,279.76 ($1,335.40 – (667.70 ÷ 12))

• There is no surrender charge on any Coverage Layer after 5 Policy Years from the date the Coverage Layer is effective.

• We guarantee the Surrender Charge rates for any Coverage Layer will not increase.

• If you decrease the Face Amount, the decrease will not affect your Policy’s Surrender Charge.

GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your Policy.

Income Benefit

If you surrender or make a withdrawal from your Policy, you can use the money to elect an income benefit that provides a monthly income. Your Policy’s Beneficiary can use Death Benefit Proceeds to elect an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

The following is one income benefit available under the Policy:

• The income benefit is based on the life of the person receiving the income. If the Policy Owner elects the income benefit, monthly income will be based on the Owner’s life. If the Policy’s Beneficiary elects the income benefit, monthly income will be based on the Beneficiary’s life.

• We will pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

• After 10 years, we will only pay the monthly income for as long as the person receiving it is still alive.

• The minimum monthly income benefit calculated must be at least $100.

• For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your Policy.

Reduced Paid-up Benefit

You may use the Net Cash Surrender Value of your Policy to purchase fixed paid-up insurance on the life of the Insured. You may choose to do this on any Policy Anniversary while the Policy is In Force. We guarantee your right to convert your Policy, and we will not require evidence of insurability.

If you convert your Policy, your Policy and any Riders attached to it will terminate and the Net Cash Surrender Value will be transferred to our General Account. Investment Options are not available under the Policy issued when you convert.

The Net Cash Surrender Value will be applied as a Net Single Premium to purchase paid-up insurance. No premium payments will be required or accepted on the converted policy. The amount of such insurance will be calculated based on mortality tables shown in your Policy, 4% interest and on the Age and Risk Class of the Insured. The paid-up policy will not be subject to any surrender charge if you surrender it.

Paying the Death Benefit in the Case of Suicide

If the Insured commits suicide within two years of the Policy Date, Death Benefit Proceeds will be the total of all premiums you have paid, less any Policy Debt, and withdrawals.

Replacement of Life Insurance or Annuities

The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

• lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated

• converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

• amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid

• reissued with any reduction in cash value, or

• pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

• You will pay new acquisition costs;

• You may have to submit to new medical examinations;

• You may pay increased premiums because of the increased age or changed health of the Insured;

• Claims made in the early policy years may be contested;

• You may have to pay surrender charges and/or income taxes on your current policy or contract values;

• Your new policy or contract values may be subject to surrender charges; and

• If part of a financed purchase, your existing policy or contract values or Death Benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

Errors on Your Application

If the sex or birth date of the Insured is stated incorrectly on your application and it is discovered on or after the death of the Insured, the Death Benefit under your Policy will be the greater of the following:

• the Death Benefit based on a Net Amount At Risk adjusted by the ratio of the incorrect cost of insurance rate to the correct cost of insurance rate for the Insured’s sex and Age, or

• the Minimum Death Benefit for the correct sex and birth date.

If the Insured’s sex or birth date is misstated in the application and it is discovered before the death of the Insured, we will not recalculate the Accumulated Value, but we will use the correct sex and birth date of the Insured in calculating future Monthly Deductions.

Contesting the Validity of Your Policy

We have the right to contest the validity of your Policy for two years from the Policy Date. Once your Policy has been In Force for two years from the Policy Date during the lifetime of the Insured, we generally lose the right to contest its validity.

We also have the right to contest the validity of a Policy that you reinstate for two years from the day that it was reinstated. Once your reinstated Policy has been In Force for two years from the reinstatement date during the lifetime of the Insured, we generally lose the right to contest its validity. During this period, we may contest your Policy only if there is a material misrepresentation on your application for reinstatement.

We have the right to contest the validity of an increase in the Face Amount of a Policy for two years from the day the increase becomes effective. Once the increased Face Amount has been In Force for two years during the lifetime of the Insured, we generally lose the right to contest its validity.

Regardless of the above, we can contest the validity of your Policy for failure to pay premiums at any time. The Policy will terminate upon successful contest with respect to the Insured.

Assigning Your Policy as Collateral

You may assign your Policy as collateral to secure a loan, mortgage, or other kind of debt. An assignment will take place only when we receive and record your signed Collateral Assignment Form. When recorded, the assignment will take effect as of the date the form was signed. Any rights created by the assignment will be subject to any payments made or actions taken by us before we record the change. We will not be responsible for the validity of any assignment. Please contact us for a Collateral Assignment Form if you would like to assign your Policy.

• We must receive a copy of the original assignment before we will consider it binding.

• Unless otherwise provided, the person or organization you assign your Policy to may exercise the rights under the Policy, except the right to change the Policy Owner or the Beneficiary or the right to elect a monthly income benefit.

Assigning a Policy that’s a Modified Endowment Contract may generate taxable income and a 10% penalty tax.

Non-participating

This Policy will not share in any of our surplus earnings.

Policy Changes

We reserve the right to make any change to the provisions of this Policy to comply with, or give you the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for life insurance contracts under the Tax Code or of any state. We will provide you with a copy of any such change, and file such a change with the insurance supervisory official of the state in which this Policy is delivered, and any other applicable regulatory authority. You have the right to refuse any such change.

Lost Policy

If you lose your Policy, you may request a Certificate of Coverage free of charge. If you require a duplicate Policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate Policy, please contact us for a Certificate of Insurance/ Duplicate Policy Request Form.

Audits of Premiums/Loans

You may request us to run a report of premium payments you have made or loan transactions under your Policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.

Risk Class Change

If you have a change in Risk Class, such as a change in smoking status or health, you can request us to review your Risk Class. Changing your Risk Class may change the rates used for cost of insurance and may also change the rates on any Riders on your Policy which base charges on Risk Class. We may charge you a fee of up to $100 at the time you request us to change your Risk Class.

VARIABLE LIFE INSURANCE AND YOUR TAXES

The tax consequences of owning a Policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each Owner or Beneficiary.

The following is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. More detailed information appears in the SAI.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies. This may affect the performance and underlying tax assumptions of this Policy, including any Riders. In some cases, these changes could result in a decrease in Policy values or lapse.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. This is not a complete discussion of all federal income tax questions that may arise under a Policy. There are special rules that we do not include here that may apply in certain situations. Speak to a qualified tax advisor for complete information about federal, state and local taxes that may apply to you.

The Policy as Life Insurance

Death benefits from a life insurance policy may generally be excluded from income under Section 101(a) of the Tax Code unless an interest in the policy was transferred for valuable consideration, including in a reportable policy sale, as defined in Section 101(a)(3)(B).

We believe that the Policy meets the statutory definition of life insurance for federal income tax purposes. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

• In general, your Policy’s Beneficiary will not be subject to federal income taxes when he or she receives the Death Benefit Proceeds unless the Policy was acquired through a sale by a previous Owner, or if the Death Benefit Proceeds are received in a series of installments.

• You will generally not be taxed on your Policy’s Accumulated Value unless you receive a cash distribution by making a withdrawal, surrendering your Policy, or in some instances, taking a loan from your Policy or collaterally assigning the Accumulated Value.

Policy Features and Charges

The tax laws defining life insurance do not cover all policy features. Your Policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to fully address:

• substandard risk policies

• policies with term insurance on the Insured

• life insurance policies that continue coverage beyond Age 100, or other advanced ages.

• certain features available to you, either in the policy or in an attached rider.

We intend to follow the safe harbor guidance provided by the IRS in Revenue Procedure 2010-28, 2010-10 I.R.B. 270 on the statutory definition of life insurance contracts that continue beyond age 100, however, the guidance did not address all issues that may impact a contract at these later ages. You should consult your tax advisor, as there may be tax consequences.

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

Diversification Rules and Ownership of the Separate Account

Your Policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the Separate Account follows certain rules requiring diversification of investments underlying the Policy. Section 817(h) of the Tax Code and related Treasury Regulations describe the diversification rules.

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the policy must be considered to be owned by the insurance company and not by the policy owner. If a policy owner is treated as having control over the underlying assets, the policy owner will be taxed currently on income and gains from the account and in such a case of “investor control” the policy owner would not derive the tax benefits normally associated with variable life insurance.

For more information about diversification rules, please refer to the Pacific Select Fund prospectus. For more information regarding investor control, please refer to the policy SAI.

Policy Exchanges

If you exchange your Policy for another one that insures the same person, it generally will be treated as a tax-free exchange under Section 1035 of the Code and, if so, will not result in the recognition of gain or loss unless you no longer have a substantial family, business, or financial relationship with the insured. In that case, the exchange of the policy is considered a reportable policy sale that may result in current taxation of any gain in the policy at the time of the sale and also subject a portion of the death benefit to taxation. If the policy owner or the person insured by the policy is changed, the exchange will be treated as a taxable exchange.

Change of Ownership

You may have taxable income if you transfer ownership of your Policy, sell your Policy, or change the ownership of it in any way. This may include the transfer or sale of any entity or business that owns a Policy. The determination of taxation upon a change of Ownership cannot be determined by Pacific Life. Please consult your tax advisor for advice on your specific situation.

Corporate or Employer Owners

There are special tax issues for employer Owners:

• Section 101(j) of the Tax Code generally provides that Death Benefits paid in connection with certain life insurance policies involving an employer will be taxable income. Employer-involved policies issued or materially modified on or after August 18, 2006 may be subject to income tax liability on the Policy’s Death Benefit unless certain requirements and conditions of Section 101(j) are met.

• Using your Policy to informally fund a promised deferred compensation benefit for executives may have special tax consequences.

• Corporate ownership of a Policy may affect your liability under the alternative minimum tax (Section 56 of the Tax Code) and the environmental tax (Section 59A of the Tax Code).

• Where a business is the Owner of the Policy, Section 264(f) of the Tax Code may disallow a portion of the entity’s interest expense unless, at the time the Policy is issued, the Insured is an officer, director, employee, or 20% owner of the business. If the Policy is later exchanged for a new life insurance Policy, the Insured must meet this exception at the time the new Policy is issued.

Please consult your tax advisor for these and other special rules for employer-involved Policies.

Loans and corporate-owned policies

If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract.

Modified Endowment Contracts

Section 7702A of the Tax Code defines a class of life insurance policies known as “Modified Endowment Contracts”. If your Policy is a Modified Endowment Contract, any distributions you receive during the life of the Policy are treated less favorably than under non-MEC life insurance policies. Withdrawals, loans, pledges, assignments and the surrender of your Policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a Policy becomes a Modified Endowment Contract

A life insurance policy becomes a Modified Endowment Contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

An Example

For a policy with seven-pay premiums of $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be:

• $1,000 in the first year

• $2,000 through the first two years

• $3,000 through the first three years, etc.

If there is a material change to your Policy, like a change in the Death Benefit, we may have to retest your Policy and restart the seven-pay premium period to determine whether the change has caused the Policy to become a Modified Endowment Contract.

Taxation of Distributions

Tax treatment of distributions from your Policy’s Accumulated Value may be treated differently, depending upon whether your Policy is a Modified Endowment Contract.

LIFE INSURANCE POLICY (non-Modified Endowment Contract)	MODIFIED ENDOWMENT CONTRACT
Surrendering your Policy
Proceeds are taxed to the extent they exceed the investment in the contract[1].	Proceeds are taxed to the extent they exceed the investment in the contract. [3]
Making a withdrawal
If you make a withdrawal after your Policy has been In Force for 15 years, you will only be taxed on the amount you withdraw that exceeds the investment in the contract.	You will be taxed on the amount of the withdrawal that’s considered income (i.e. gain)[2].

Special rules apply if you make a withdrawal within the first 15 Policy Years. If there is a reduction in benefits and an applicable distribution of policy value in the prior two years, a portion of the distribution may be taxable.

Taking out a loan
You will not pay tax on the loan amount unless your Policy is surrendered, lapses or matures and you have not repaid your Policy Debt.	You will be taxed on the amount of the loan that’s considered income, including all previously non-taxed gains.

1 The investment in the contract is generally the premiums you have paid plus any taxable distributions less any withdrawals or premiums previously recovered that were taxable.

2 Income (i.e. gain) is the difference between the Accumulated Value and the investment in the contract.

3 Distributions under Modified Endowment Contracts may be subject to an additional 10% penalty tax.

All Modified Endowment Contracts issued to you in a calendar year by us or our affiliates are treated as a single contract when we calculate whether a distribution amount is subject to tax. In addition, an assignment of policy cash value may be treated as a distribution under the contract.

10% penalty tax on Modified Endowment Contracts

If any amount you receive from a Modified Endowment Contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount. A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

• you are at least 59½ years old

• you are receiving an amount because you have become disabled

• you are receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your Beneficiaries.

Distributions before a Policy becomes a Modified Endowment Contract

If your Policy fails the seven-pay test and becomes a Modified Endowment Contract, any amount you receive or are deemed to have received during the two years before it became a Modified Endowment Contract may be taxable. The distribution would be treated as having been made in anticipation of the Policy’s failing to meet the seven-pay test.

Federal Estate Taxes

According to the Tax Cuts and Jobs Act of 2017, the federal estate tax exemption amount has been temporarily increased to $10,000,000 per person (indexed for inflation effective for tax years after 2011); the maximum estate tax rate is 40%. For 2021, the indexed exemption amount is $11,700,000. In 2026, the federal estate tax exemption amount is scheduled to revert to $5,000,000 per person (indexed for inflation for years after 2011).

Optional Policy Benefits and Riders

Income payments from Net Cash Value or Death Benefit Proceeds

Your policy contains provisions that allow for all or a portion of the Net Cash Surrender Value or Death Benefit to be paid in a series of installments. In addition, certain policies may have Optional Riders that provide for installment benefits. These installments may be for a certain period of time, or may be payable based upon the life of one or more individuals.

Under the rules of Section 72 of the Tax Code, each payment made will be comprised of two portions: A portion representing a return of the investment in the contract, and the remainder representing interest. The Exclusion Ratio as defined in Section 72(b) is used to determine what amount of each payment is excluded from tax reporting.

The calculation of the Exclusion ratio is based upon these two policy values as of the date the amount of the installment payment is being determined:

• The portion of the Net Cash Surrender Value or Death Benefit Proceeds being applied to the installment benefit

• The investment in the contract

The portion of each payment that is treated as a return of the investment in the contract is equal to the Exclusion Ratio multiplied by the Payment Amount. For installments payments that are based upon the life of one or more individuals, once the investment in the contract has been depleted any subsequent payment(s) would be treated as a return of interest and thus fully taxable.

ABOUT PL&A

Pacific Life & Annuity Company is a life insurance company domiciled in Arizona. Our operations include life insurance, annuity and institutional products, and various other insurance products and services.

Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

PL&A was incorporated in 1982 under the name of Pacific Financial Life Insurance Company. We merged with Pacific Financial Life Insurance Company of Arizona and assumed the PM Group Life Insurance Company in transferring domicile from California to Arizona, which was completed in 1990. On January 1, 1999, we changed our name to our current name, Pacific Life & Annuity Company.

How Our Accounts Work

We own the assets in our General Account and our Separate Account. We allocate your Net Premiums to these accounts according to the Investment Options you have chosen.

General Account

Our General Account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the Fixed Options. The rate is reset annually. The Fixed Options are part of our General Account, which we may invest as we wish, according to any laws that apply. We will credit the guaranteed rate even if the investments we make earn less. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Our obligations under the Policy which include the death benefit and death and other benefits provided under any rider, are paid from the General Account. Our ability to pay these guarantees is backed by our financial strength and claims paying ability as a company. You must look to the company’s strength with regard to policy guarantees. We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our General Account assets.

The Fixed Options are not securities, so they do not fall under any securities act. However, other federal securities laws will apply to the accuracy and completeness of the disclosure about the Fixed Options.

Separate Account

Amounts allocated to the Variable Investment Options are held in our Separate Account. The assets in this account are kept separate from the assets in our General Account and our other separate accounts, and are protected from our general creditors. The assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the Policies.

The Separate Account is divided into Variable Accounts. Each Variable Account invests in shares of a corresponding Fund. Information regarding the Funds available through the Separate Account, including the Fund name, investment objective, the investment adviser and any sub-adviser, current expenses, and performance is available in an appendix to this Prospectus. See APPENDIX: FUNDS AVAILABLE UNDER THE POLICY. Each Fund has issued a prospectus that contains more detailed information about each Fund, and may be found at www.PacificLife.com. We may add Variable Accounts that invest in other portfolios of these Funds or in other securities.

We are the legal owner of the assets in the Separate Account, and pay its operating expenses. We do not hold ourselves out to be trustees of the Separate Account assets. The Separate Account is operated only for our variable life insurance policies. PL&A is obligated to pay all amounts promised to Policy Owners under the terms of the Policy. We must keep assets in the Separate Account equal to the reserves and policy liabilities (i.e. amounts at least equal to the aggregate variable account value) sufficient to pay obligations under the insurance policies funded by the Separate Account and may only transfer to the General Account assets of the Separate Account which exceed such reserves and Policy liabilities. Some of the money in the Separate Account may include charges we collect from the account and any investment results on those charges.

Income, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of our other assets.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any Variable Account belong to that Variable Account and are credited to or charged against the assets held in that Variable Account without regard to our other income, gains or losses.

Making changes to the Separate Account

We can add, change or remove any Fund that the Separate Account or any Variable Account holds or buys.

We can substitute shares of one Fund with shares of another Fund if:

• any Fund is no longer available for investment; or

• our management believes that a Fund is no longer appropriate in view of the purposes of the Policy.

We will give you any required notice or receive any required approval from Policy Owners or the SEC before we substitute any shares. We will comply with the filing or other procedures established by insurance regulators as required by law.

We can add new Variable Accounts, which may include additional subaccounts of the Separate Account, to serve as Investment Options under the Policies. These may be managed separate accounts or they may invest in a new Fund, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new Variable Accounts when we believe that it is warranted by marketing needs or investment conditions. We will decide on what basis we will make new Variable Accounts available to existing Policy Owners.

We can also cease offering any of our Variable Accounts if we believe marketing, tax, or investment conditions warrant it. If we cease offering any Variable Account, we will provide any required notice or receive any required approval from Policy Owners or the SEC, as applicable.

If we make any changes to Variable Accounts or substitution of Funds, we can make appropriate changes to this Policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

If we believe it is in the best interests of people holding voting rights under the Policies and we meet any required regulatory approvals we can do the following:

• operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under securities or other laws

• register or deregister the Separate Account under securities law

• combine the Separate Account with one of our other separate accounts or our affiliates’ separate accounts

• combine one or more Variable Accounts

• create a committee, board or other group to manage the Separate Account

• change the classification of any Variable Account.

Taxes we pay

We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the Policy. If these taxes increase significantly, we may deduct them from the Separate Account.

We may charge the Separate Account for any federal, state and local taxes that apply to the Separate Account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting Rights

We are the legal owner of the shares of the Funds that are held by the Variable Accounts. We may vote on any matter at shareholder meetings of the Funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a Variable Investment Option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a Fund, called the record date. Your voting interest equals the Accumulated Value in a Variable Investment Option divided by the net asset value of a share of the corresponding Fund. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We will send you documents from the Fund called proxy materials. They include information about the items you will be voting on and forms for you to give us your instructions. We will vote shares held in the Separate Account for which we do not receive voting instructions in the same proportion as all other shares in the Fund held by the Separate Account for which we have received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we have received timely instructions. As a result of proportional voting, the votes cast by a small number of policy owners may determine the outcome of a vote.

We will vote shares of any Fund we hold in our General Account in the same proportion as the total votes for all of our separate accounts, including this Separate Account. We will vote shares of any Fund held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

If the law changes to allow it, we can vote as we wish on shares of the Fund(s) held in the Separate Account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

• would change a Fund’s investment objective or subclassification

• would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by Policy Owners that would change a Fund’s investment policy, investment adviser or Fund manager if:

• our disapproval is reasonable

• we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the Fund’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we will include a summary of the action we took and our reasons for it in the next report to Policy Owners.

Distribution Arrangements

Pacific Select Distributors, LLC (“PSD”), a broker-dealer and our affiliate, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Policies.

We offer the Policies for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Policies through their life insurance producers who have been appointed by us to sell our products. PSD pays compensation to broker-dealers for the promotion and sale of the Policies. The individual life insurance producer who sells you a Policy typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer.

Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

• 90% of premiums paid up to the first target premium in the first Policy Year

• 17% of premiums paid up to the first target premium after the first Policy Year

• 3% of the premiums paid under targets 2-10

• 2% of premiums paid in excess of the 10th target premium.

A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the Death Benefit Option you choose, the Age of the Insured on the Policy Date, and the sex (unless unisex rates are required) and Risk Class of the Insured. A Policy’s target premium is generally derived relative to the guideline level premium at issue. Before you buy a Policy, you can ask us or your life insurance producer for a personalized Illustration that shows you the guideline level premium.

Your life insurance producer typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your life insurance producer and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your life insurance producer how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.20% of a Policy’s Accumulated Value less any Policy Debt. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.

In addition to the commissions described above, we and/or an affiliate may pay expense allowances and additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers. The range of expense allowances and additional cash compensation based on premium payments usually ranges from 2% to 15% of premiums paid in the first Policy Year up to the first target premium. For renewal years, the expense allowances and additional cash compensation can be as high as 0.3% on targets 2 and thereafter. Such additional compensation may give PL&A greater access to life insurance producers of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your life insurance producer may serve you better, this additional compensation also may afford PL&A a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to life insurance producer lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the life insurance producer market the Policies.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

Additional Compensation and Revenue Sharing

To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the Policies, payments for providing conferences or seminars, sales or training programs for invited life insurance producers and other employees, payments for travel expenses, including lodging, incurred by life insurance producers and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to life insurance producers of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and life insurance producer market the Policies.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your life insurance producer or broker-dealer to present this Policy over other investment vehicles available in the marketplace. You may ask your life insurance producer about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.

We may agree to waive or reduce some or all of such charges and/or credit additional amounts under our Policies, for those Policies sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, life insurance producers and employees of broker/dealers with a current selling agreement with us and their affiliates, and immediate family members of such persons (“Eligible Persons”). We will credit additional amounts to Policies owned by Eligible Persons. If such Policies are purchased directly through Pacific Select Distributors, LLC (PSD), Eligible Persons will not be afforded the benefit of services of any other broker/dealer and will bear the responsibility of determining whether a variable life insurance Policy, optional benefits and underlying Investment Options are appropriate, taking into consideration age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. In addition, Eligible Persons who purchased their Policy through PSD, must contact us directly with servicing questions, Policy changes and other matters relating to their Policies.

The amount credited to Policies owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an eligible persons Policy after the Free Look Transfer Date has occurred, or, if premiums are paid using the monthly Electronic Funds Transfer plan, on the first Policy Anniversary.

Fund managers of the underlying Funds available under this Policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the Funds and our variable life insurance products.

Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may present.

Service Arrangements

We or our affiliates have entered into services agreements in connection with some of the Funds and their investment advisers, subadvisers, distributors and/or their affiliates, and may receive compensation for providing certain services including, but not limited to, customer and support services. Unless otherwise noted, fees for these services are paid monthly and are based on the average daily net assets of shares of each Fund held by the separate accounts and purchased by us at the Policy Owner’s instructions. Because PL&A or its affiliates receive the fees described below, PL&A or its affiliates may be subject to competing interests in making these Funds available as Investment Options under the Policies.

American Century Services, LLC pays us for each American Century Variable Portfolios, Inc. portfolio (Class II) held by our separate accounts. American Funds Insurance Series pays us for each American Funds Insurance Series Portfolio (Class 4) held by our separate accounts. BlackRock Distributors, Inc., pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class I and Class III) held by our separate accounts. BNY Mellon Investment Adviser, Inc. pays us for each BNY Mellon Variable Investment Fund portfolio (Service Shares) held by our separate accounts. Fidelity Distributors Corporation (FDC) and Fidelity Investments Institutional Operations Company, Inc. (FIIOC), pay us for each Fidelity® VIP Funds portfolio (Service Class 2) held by our separate accounts. Franklin Templeton Services, LLC pays us for each Franklin Templeton Variable Insurance Products Trust portfolio (Class 2) held by our separate accounts. Invesco Advisers, Inc. and its affiliates pay us for each AIM Variable Insurance Funds (Invesco Variable Insurance Funds) portfolio (Series II) held by our separate accounts. Janus Capital Management LLC, pays us for each Janus Aspen Series portfolio (Service Shares) held by our separate accounts. Lazard Asset Management Securities LLC, pays us for each Lazard Retirement Series, Inc. portfolio (Service Class) held by our separate accounts. Legg Mason Investor Services, LLC, pays us for each Legg Mason Partners Variable Equity Trust (Class II) and Legg Mason Partners Variable Income Trust (Class II) portfolio held by our separate accounts. Lord Abbett Series Fund, Inc. pays us for each Lord Abbett Series Fund, Inc. portfolio (Class VC) held by our separate accounts. Massachusetts Financial Services Company, pays us for each MFS Variable Insurance Trust portfolio (Service Class) held by our separate accounts. Neuberger Berman BD LLC pays us for each Neuberger Berman Advisers Management Trust portfolio (I Class) held by our separate accounts. Pacific Investment Management Company, LLC pays us for each PIMCO Variable Insurance Trust portfolio (Advisor Class) held by our separate accounts. Royce Capital Fund pays us for each Royce Capital Fund portfolio (Service Class) held by our separate accounts. State Street Global Advisors Funds Distributors, LLC pays us for each State Street Variable Insurance Series Funds, Inc. portfolio (Class 3) held by our separate accounts. T. Rowe Price Associates, Inc., pays us for each T. Rowe Price Equity Series Inc., portfolio (Class II) held by our separate accounts. Van Eck Securities Corporation, pays us for each VanEck VIP Trust portfolio (Initial Class) held by our separate accounts.

State Regulation

We are subject to the laws of the state of Arizona governing insurance companies and to regulations issued by the Commissioner of Insurance of Arizona. In addition, we are subject to the insurance laws and regulations of the other states and jurisdictions in which we are licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Arizona and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal Proceedings and Legal Matters

In the ordinary course of business, we, like other insurance companies, are subject to various legal proceedings (including class actions). It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding, however, at the present time, we believe that we, the Separate Account, and PSD are not involved in any legal proceeding that would have a material adverse effect on the Separate Account, the ability of PSD to perform its duties as distributor, or on our ability to meet our obligations under the Policy.

Financial Statements

PL&A’s financial statements and the financial statements of Pacific Select Exec Separate Account are contained in the Statement of Additional Information.

APPENDIX: FUNDS AVAILABLE UNDER THE POLICY

The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time. You can also request this information at no cost by calling (888) 595-6997 or by sending an email request to PolicyService@PacificLife.com.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Seeks long-term capital growth. Income is a secondary objective.	American Century VP Mid Cap Value Fund Class II; American Century Investment Management, Inc.	0.90%[1]	23.02%	9.25%	12.67%
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Funds IS Asset Allocation Fund Class 4; Capital Research and Management CompanySM	0.80%	14.84%	11.43%	11.10%
Provide growth of capital.	American Funds IS Growth Fund Class 4; Capital Research and Management CompanySM	0.85%	21.69%	25.12%	19.44%
Seeks to provide long-term growth of capital and income.	American Funds IS Growth-Income Fund Class 4; Capital Research and Management CompanySM	0.79%	23.80%	16.10%	15.14%
Seeks to provide total return.	BlackRock 60/40 Target Allocation ETF V.I. Fund Class I; BlackRock Advisors, LLC	0.38%[1]	11.99%	11.27%	N/A
Seeks capital appreciation and, secondarily, income.	BlackRock Basic Value V.I. Fund Class III; BlackRock Advisors, LLC	0.99%[1]	21.34%	8.94%	11.28%
Seeks high total investment return.	BlackRock Global Allocation V.I. Fund Class III; BlackRock Advisors, LLC	1.00%	6.42%	9.71%	7.68%
Seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	BNY Mellon VIF Appreciation Portfolio Service Shares; BNY Mellon Investment Adviser, Inc.	1.05%	26.78%	20.17%	14.18%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
Seeks capital appreciation.	ClearBridge Variable Aggressive Growth Portfolio – Class II; Legg Mason Partners Fund Advisor, LLC	1.08%	10.04%	11.38%	13.53%
Seeks long-term growth of capital.	ClearBridge Variable Mid Cap Portfolio – Class II; Legg Mason Partners Fund Advisor, LLC	1.07%	28.38%	13.98%	14.04%
Seeks long-term capital appreciation.	Fidelity VIP Contrafund® Portfolio Service Class 2; Fidelity Management & Research Company LLC	0.85%	27.51%	19.87%	16.35%
Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity® VIP Freedom 2010 PortfolioSM Service Class 2; Fidelity Management & Research Company LLC	0.67%	5.60%	8.18%	7.40%
Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity® VIP Freedom 2015 PortfolioSM Service Class 2; Fidelity Management & Research Company LLC	0.71%	7.39%	9.36%	8.16%
Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity® VIP Freedom 2020 PortfolioSM Service Class 2; Fidelity Management & Research Company LLC	0.75%	9.26%	10.41%	8.98%
Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity® VIP Freedom 2025 PortfolioSM Service Class 2; Fidelity Management & Research Company LLC	0.78%	10.55%	11.24%	9.97%
Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity® VIP Freedom 2030 PortfolioSM Service Class 2; Fidelity Management & Research Company LLC	0.82%	12.07%	12.48%	10.81%
Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity® VIP Freedom 2035 PortfolioSM Service Class 2; Fidelity Management & Research Company LLC	0.87%	15.18%	13.98%	11.97%
Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity® VIP Freedom 2045 PortfolioSM Service Class 2; Fidelity Management & Research Company LLC	0.90%	17.53%	14.72%	12.49%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
Seeks high total return. (Principal preservation is of secondary importance.)	Fidelity® VIP Freedom Income PortfolioSM Service Class 2; Fidelity Management & Research Company LLC	0.60%	3.03%	6.08%	4.88%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio Service Class; Fidelity Management & Research Company LLC	0.33%	0.01%	0.86%	0.45%
Seeks capital appreciation.	Fidelity® VIP Growth Portfolio Service Class 2; Fidelity Management & Research Company LLC	0.85%	22.90%	25.98%	19.40%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio Service Class 2; Fidelity Management & Research Company LLC	0.86%	25.31%	13.32%	13.00%
Seeks capital appreciation.	Fidelity® VIP Value Strategies Portfolio Service Class 2; Fidelity Management & Research Company LLC	0.88%	33.34%	13.67%	13.47%
Seeks capital appreciation.	Invesco V.I. Global Fund Series II; Invesco Advisers, Inc.	1.03%	15.17%	17.88%	13.96%
Long-term growth of capital.	Invesco V.I. EQV International Equity Fund Series II (formerly called Invesco V.I. International Growth Fund); Invesco Advisers, Inc.	1.14%	5.61%	9.90%	7.82%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund® Series I; Invesco Advisers, Inc.	0.84%	22.55%	13.73%	14.69%
Long-term growth of capital.	Janus Henderson Enterprise Portfolio Service Shares; Janus Henderson Investors US LLC	0.96%	16.54%	18.84%	16.93%
Long-term growth of capital.	Janus Henderson Overseas Portfolio Service Shares; Janus Henderson Investors US LLC	1.12%	13.29%	13.08%	5.98%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
Seeks total return.	Lazard Retirement Global Dynamic Multi-Asset Portfolio Service Shares; Lazard Asset Management LLC	1.06%[1]	11.94%	8.40%	N/A
Seeks long-term capital appreciation.	Lazard Retirement International Equity Portfolio Service Shares; Lazard Asset Management LLC	1.10%[1]	5.83%	7.86%	7.13%
Seeks high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett Bond Debenture Portfolio Class VC; Lord Abbett & Co. LLC	0.89%	3.28%	5.66%	6.33%
Seeks to deliver long-term growth of capital.	Lord Abbett Developing Growth Portfolio Class VC2; Lord Abbett & Co. LLC	1.04%[1]	-2.75%	24.69%	17.25%
Seeks to deliver long-term growth of capital and income without excessive fluctuations in market value.	Lord Abbett Fundamental Equity Portfolio Class VC; Lord Abbett & Co. LLC	1.08%[1]	27.31%	10.24%	11.33%
Seeks income and capital appreciation to produce a high total return.	Lord Abbett Total Return Portfolio Class VC; Lord Abbett & Co. LLC	0.71%	-0.24%	3.61%	3.32%
Seeks capital appreciation.	MFS New Discovery Series – Service Class; Massachusetts Financial Services Company	1.12%[1]	1.57%	21.00%	15.87%
Seeks total return.	MFS Utilities Series – Service Class[3]; Massachusetts Financial Services Company	1.03%[1]	13.82%	11.61%	9.65%
Seeks capital appreciation.	MFS Value Series – Service Class; Massachusetts Financial Services Company	0.95%[1]	25.16%	11.97%	13.13%
Seeks to provide maximum capital appreciation.	M Capital Appreciation Fund; Frontier Capital Management Company, LLC	1.04%	17.74%	12.78%	14.26%
Seeks to provide long-term capital appreciation.	M International Equity Fund; Dimensional Fund Advisors, LP	0.69%[1]	11.05%	7.47%	6.03%
Seeks to provide long-term capital appreciation.	M Large Cap Growth Fund; DSM Capital Partners LLC	0.75%	21.49%	23.00%	18.15%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
Seeks to provide long-term capital appreciation.	M Large Cap Value Fund; Brandywine Global Investment Management, LLC	0.65%	30.01%	9.12%	11.27%
Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman Sustainable Equity Portfolio Class I; Neuberger Berman Investment Advisers LLC	0.89%	23.48%	15.72%	14.36%
Seeks a high level of current income; capital appreciation is of secondary importance.	Pacific Select Fund Core Income Portfolio Class I; Pacific Life Fund Advisors LLC (Pacific Asset Management LLC)	0.74%	-0.39%	4.51%	N/A
Seeks long-term growth of capital and low to moderate income.	Pacific Select Fund PSF DFA Balanced Allocation Portfolio Class D; Pacific Life Fund Advisors LLC	0.65%	12.50%	9.87%	N/A
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Diversified Bond Portfolio Class I; Pacific Life Fund Advisors LLC (Western Asset Management Company, LLC)	0.64%	-1.93%	5.21%	4.67%
Seeks dividend income and long-term capital appreciation.	Pacific Select Fund Dividend Growth Portfolio Class I; Pacific Life Fund Advisors LLC (T. Rowe Price Associates, Inc.)	0.87%	25.80%	16.99%	15.34%
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Emerging Markets Debt Portfolio Class I; Pacific Life Fund Advisors LLC (Principal Global Investors, LLC)	1.00%[1]	-6.12%	2.27%	N/A
Seeks long-term growth of capital.	Pacific Select Fund Emerging Markets Portfolio Class I; Pacific Life Fund Advisors LLC (Invesco Advisers, Inc.)	1.05%	-8.28%	9.86%	6.28%
Seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	Pacific Select Fund Equity Index Portfolio Class I; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	0.27%	28.37%	18.13%	16.22%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
Seeks a high level of current income.	Pacific Select Fund Floating Rate Income Portfolio Class I; Pacific Life Fund Advisors LLC (Pacific Asset Management LLC)	0.91%	4.62%	4.20%	N/A
Seeks long-term growth of capital.	Pacific Select Fund Focused Growth Portfolio Class I; Pacific Life Fund Advisors LLC (Janus Henderson Investors US LLC)	0.95%	19.79%	24.99%	20.06%
Seeks long-term growth of capital.	Pacific Select Fund Growth Portfolio Class I; Pacific Life Fund Advisors LLC (MFS Investment Management)	0.77%	23.42%	24.77%	19.09%
Seeks long-term growth of capital.	Pacific Select Fund Health Sciences Portfolio Class I; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	1.13%	12.38%	17.56%	18.94%
Seeks a high level of current income.	Pacific Select Fund High Yield Bond Portfolio Class I; Pacific Life Fund Advisors LLC (Pacific Asset Management LLC)	0.63%	5.42%	5.78%	6.10%
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Inflation Managed Portfolio Class I; Pacific Life Fund Advisors LLC (Pacific Investment Management Company LLC)	0.67%	5.69%	5.35%	3.16%
Seeks long-term growth of capital.	Pacific Select Fund International Large-Cap Portfolio Class I; Pacific Life Fund Advisors LLC (MFS Investment Management)	0.98%[1]	14.78%	12.85%	9.64%
Seeks long-term growth of capital.	Pacific Select Fund International Small-Cap Portfolio Class I; Pacific Life Fund Advisors LLC (FIAM LLC)	1.09%[1]	13.87%	8.77%	9.60%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
Seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.	Pacific Select Fund International Value Portfolio Class I; Pacific Life Fund Advisors LLC (Wellington Management Company LLP)	0.90%	20.36%	6.14%	5.65%
Seeks long-term growth of capital.	Pacific Select Fund Large-Cap Core Portfolio Class I (formerly called Main Street® Core Portfolio); Pacific Life Fund Advisors LLC (J.P. Morgan Investment Management, Inc.)	0.67%	27.76%	15.75%	15.16%
Seeks long-term growth of capital; current income is of secondary importance.	Pacific Select Fund Large-Cap Growth Portfolio Class I; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	0.89%[1]	20.27%	24.57%	18.88%
Seeks long-term growth of capital; current income is of secondary importance.	Pacific Select Fund Large-Cap Value Portfolio Class I; Pacific Life Fund Advisors LLC (ClearBridge Investments, LLC)	0.83%	26.12%	12.12%	12.78%
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Managed Bond Portfolio Class I; Pacific Life Fund Advisors LLC (Pacific Investment Management Company LLC)	0.62%[1]	-1.13%	3.88%	3.53%
Seeks capital appreciation.	Pacific Select Fund Mid-Cap Equity Portfolio Class I; Pacific Life Fund Advisors LLC (Scout Investments, Inc.)	0.88%	16.40%	15.01%	13.94%
Seeks long-term growth of capital.	Pacific Select Fund Mid-Cap Growth Portfolio Class I; Pacific Life Fund Advisors LLC (Delaware Management Company)	0.90%[1]	16.67%	25.37%	17.02%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
Seeks long-term growth of capital.	Pacific Select Fund Mid-Cap Value Portfolio Class I; Pacific Life Fund Advisors LLC (Boston Partners Global Investors, Inc.)	0.93%	27.03%	11.37%	12.38%
Seeks current income and moderate growth of capital.	Pacific Select Fund Pacific Dynamix – Conservative Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.59%[1]	6.44%	7.83%	6.88%
Seeks moderately high, long-term growth of capital with low, current income.	Pacific Select Fund Pacific Dynamix – Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.59%[1]	14.33%	12.14%	10.71%
Seeks long-term growth of capital and low to moderate income.	Pacific Select Fund Pacific Dynamix – Moderate Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.59%[1]	10.62%	10.14%	8.86%
Seeks high, long-term capital appreciation.	Pacific Select Fund Portfolio Optimization Aggressive-Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.96%	15.68%	11.59%	10.63%
Seeks current income and preservation of capital.	Pacific Select Fund Portfolio Optimization Conservative Portfolio Class I; Pacific Life Fund Advisors LLC	0.82%	2.20%	5.12%	4.77%
Seeks moderately high, long-term capital appreciation with low, current income.	Pacific Select Fund Portfolio Optimization Growth Portfolio Class I; Pacific Life Fund Advisors LLC	0.91%	13.12%	10.63%	9.73%
Seeks long-term growth of capital and low to moderate income.	Pacific Select Fund Portfolio Optimization Moderate Portfolio Class I; Pacific Life Fund Advisors LLC	0.87%	9.18%	8.88%	8.18%
Seeks current income and moderate growth of capital.	Pacific Select Fund Portfolio Optimization Moderate-Conservative Portfolio Class I; Pacific Life Fund Advisors LLC	0.86%	6.28%	7.24%	6.60%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
Seeks current income and long-term capital appreciation.	Pacific Select Fund Real Estate Portfolio Class I; Pacific Life Fund Advisors LLC (Principal Real Estate Investors LLC)	0.98%[1]	40.32%	11.23%	11.02%
Seeks current income; capital appreciation is of secondary importance.	Pacific Select Fund Short Duration Bond Portfolio Class I; Pacific Life Fund Advisors LLC (T. Rowe Price Associates, Inc.)	0.63%	-0.45%	1.97%	1.61%
Seeks long-term growth of capital.	Pacific Select Fund Small-Cap Equity Portfolio Class I; Pacific Life Fund Advisors LLC (Franklin Mutual Advisers, LLC & BlackRock Investment Management, LLC)	0.90%	26.46%	9.37%	11.62%
Seeks capital appreciation; no consideration is given to income.	Pacific Select Fund Small-Cap Growth Portfolio Class I4; Pacific Life Fund Advisors LLC (MFS Investment Management)	0.84%	1.69%	23.46%	14.55%
Seeks investment results that correspond to the total return of an index of small-capitalization companies.	Pacific Select Fund Small-Cap Index Portfolio Class I; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	0.54%	14.24%	11.38%	12.67%
Seeks long-term growth of capital.	Pacific Select Fund Small-Cap Value Portfolio Class I; Pacific Life Fund Advisors LLC (AllianceBernstein L.P.)	0.98%	35.61%	9.36%	11.67%
Seeks long-term growth of capital.	Pacific Select Fund Technology Portfolio Class I; Pacific Life Fund Advisors LLC (MFS Investment Management)	1.14%	13.86%	26.41%	15.47%
Seeks long-term growth of capital.	Pacific Select Fund Value Portfolio Class I; Pacific Life Fund Advisors LLC (American Century Investment Management, Inc.)	0.86%[1]	21.64%	7.82%	10.93%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
Seeks to provide long-term total return from a combination of income and capital gains.	Pacific Select Fund Value Advantage Portfolio Class I; Pacific Life Fund Advisors LLC (J.P. Morgan Investment Management Inc.)	0.89%	28.52%	10.52%	N/A
Seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index.	PIMCO Global Managed Asset Allocation Portfolio – Advisor Class; Pacific Investment Management Company, LLC	1.21%[1]	12.60%	10.59%	6.03%
Seeks to maximize current income. Long-term capital appreciation is a secondary objective.	PIMCO Income Portfolio – Administrative Class; Pacific Investment Management Company, LLC	0.82%	2.00%	5.06%	N/A
Long-term growth of capital.	Royce Micro-Cap Portfolio Service Class; Royce & Associates, LP	1.58%[1]	29.52%	12.70%	8.98%
Highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	State Street Total Return V.I.S. Fund Class 3; SSGA Funds Management, Inc.	0.92%	13.20%	8.37%	7.78%
Long-term capital growth.	Templeton Foreign VIP Fund Class 2; Templeton Investment Counsel, LLC	1.11%[1]	4.16%	2.71%	4.00%
High current income, consistent with preservation of capital. Capital appreciation is a secondary consideration.	Templeton Global Bond VIP Fund Class 2; Franklin Advisers, Inc.	0.51%[1]	-4.62%	-0.68%	1.39%
Seeks to provide long-term capital growth. Income is a secondary objective.	T. Rowe Price Blue Chip Growth Portfolio – II; T. Rowe Price Associates, Inc.	1.00%[1]	17.33%	22.96%	18.93%
Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Equity Income Portfolio – II; T. Rowe Price Associates, Inc.	0.99%[1]	25.22%	10.74%	11.54%
Seeks long-term capital appreciation by investing primarily in global resource securities. Income is a secondary consideration.	VanEck VIP Global Resources Fund Initial Class; Van Eck Associates Corporation	1.09%	18.92%	2.24%	-0.12%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
Seeks to maximize total return.	Western Asset Variable Global High Yield Bond Portfolio Class II; Legg Mason Partners Fund Advisor, LLC	1.07%	1.04%	5.10%	5.53%

1 To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

2 Effective May 1, 2021, transfer requests and future premium allocations designated to the Lord Abbett Developing Growth Portfolio Class VC Investment Option will no longer be accepted.

3 Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, and issuers engaged in telecommunications, including wireless, telephone, and cable (but not engaged in public broadcasting).

4 Effective May 1, 2014, transfer requests and future premium allocations designated to the Pacific Select Fund Small-Cap Growth investment option will no longer be accepted.

APPENDIX: DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

APPENDIX: COVERAGE COMPONENTS

Your Policy’s initial amount of insurance Coverage is the sum of the Face Amounts of the initial Coverage Components. There are three Coverage Components in a Select Exec V – NY Policy:

• Basic Coverage

• Additional Coverage

• SVER Coverage

The Coverage Components provide some flexibility in structuring the Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs. Each Coverage Component has its own set of rates for calculating cost of insurance charges and Coverage charges, which affect your Policy’s monthly deduction.

An example of how Coverage Components work For a male standard nonsmoker who is Age 45 Policy Face Amount at issue = $300,000 Policy Year 1
	Guaranteed Maximum Cost of Insurance	Guaranteed Maximum Coverage Charge
Basic Coverage	$0.22 per $1,000 of Net Amount At Risk	$0.407 per $1,000 of Face Amount
Additional Coverage	$0.22 per $1,000 of Net Amount At Risk	$1.023 per $1,000 of Face Amount
SVER Coverage	$0.22 per $1,000 of Net Amount At Risk	$0

For the first Policy month, assuming a Net Amount At Risk of $290,000, and the following Policy descriptions, the maximum guaranteed cost of insurance and Coverage charges will be:
Coverage Components	Policy A	Policy B	Policy C
Basic Coverage	$300,000	$200,000	$100,000
Additional Coverage	$0	$100,000	$100,000
SVER Coverage	$0	$0	$100,000
Cost of insurance	$63.80	$63.80	$63.80
Coverage charge	$122.10	$183.70	$143.00

If you increase your Policy’s Face Amount, each additional Coverage Layer will have its own cost of insurance rate and Coverage charge based upon the Insured’s Age and Risk Class at the time of the increase.

You should discuss your insurance needs and financial objectives with your life insurance producer before purchasing any life insurance product or purchasing additional insurance benefits. Your life insurance producer can provide you with additional Illustrations showing the effects of different proportions of Coverage Components to help you make your decision.

WHERE TO GO FOR MORE INFORMATION

You will find more information about the Policies and Pacific Select Exec Separate Account in the Statement of Additional Information (“SAI”) dated May 1, 2022. The SAI has been filed with the SEC and is considered to be part of this prospectus because it is incorporated by reference.

You can get a copy of the SAI without charge, upon request, by calling (888)595-6997, or you can view it online at https://www.pacificlife.com/home/products/life-insurance/variable-universal-life-insurance/prospectuses-and-other-reports.html. Reports and other information about Pacific Select Exec Separate Account are available on the SEC website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

You may contact us at the number below to request information or make inquiries about the Policy.

If you ask us, we will provide you with one or more Illustrations. Illustrations may help you understand how your Policy’s Death Benefit, Cash Surrender Value and Accumulated Value would vary over time based on different assumptions. You can get one Policy Illustration free of charge per Policy Year by calling or writing to us. We reserve the right to charge $25 for additional Illustrations.

How to Contact Us

Pacific Life & Annuity Company P.O. Box 2030
Omaha, Nebraska 68103

(888) 595-6997
5 a.m. through 5 p.m. Pacific time
www.PacificLife.com

We accept faxes or emails for variable transaction requests (transfers, allocation changes, rebalancing and loans) at: (866) 398-0467
Transactions@pacificlife.com

FINRA Public Disclosure Program

FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

EDGAR Contract No. C000069992

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2022

PACIFIC SELECT EXEC V-NY

PACIFIC SELECT EXEC SEPARATE ACCOUNT

Pacific Select Exec V-NY is a flexible premium variable universal life insurance policy issued by Pacific Life & Annuity Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Policy’s prospectus, dated May 1, 2022, which is available without charge upon written or telephone request to PL&A or at www.PacificLife.com. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Policy’s prospectus.

Pacific Life & Annuity Company

P.O. Box 2030

Omaha, NE 68103

(888) 595-6997

Financial Statements of Pacific Select Exec Separate Account SA-1

Financial Statements of Pacific Life & Annuity Company PLA-1

i

GENERAL INFORMATION AND HISTORY

How We Are Organized

PL&A was incorporated on September 20, 1982 under the name of Pacific Financial Life Insurance Company. We merged with Pacific Financial Life Insurance Company of Arizona and assumed the name PM Group Life Insurance Company in transferring domicile from California to Arizona, which was completed in 1990. On January 1, 1999, we changed our name to our current name, PL&A.

PL&A is a stockholder owned company. As such, purchasing and owning a PL&A policy does not confer any membership rights nor ownership rights in PL&A or in any other company affiliated with PL&A.

The Separate Account

The Separate Account was established on September 24, 1998 under Arizona law under the authority of our Board of Directors. It is registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the Separate Account.

The Separate Account is not the only investor in the Funds. Investments in the Funds by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Funds.

Pursuant to Commodity Futures Trading Commission Rule 4.5, PL&A has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations.

Guideline Premium Limit

If you have chosen the Guideline Premium Test as your Death Benefit Qualification Test, the total amount you can pay in premiums and still have your Policy qualify as life insurance is your Policy’s Guideline Premium Limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the Guideline Premium Limit, which is the greater of:

• the guideline single premium or

• the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your Policy’s Guideline Premium Limit. If we find that you have exceeded your Guideline Premium Limit, we may remove all or part of a premium you have paid from your Policy as of the day we applied it, and return it to you. We will adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments.

Your Policy’s guideline single premium and guideline level annual premiums appear on your Policy Specifications. Before you buy a Policy, you can ask us or your life insurance producer for a personalized Illustration that will show you the guideline single premium and guideline level annual premiums.

Modified Endowment Contract

A life insurance policy will become a Modified Endowment Contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in Section 7702A of the Internal Revenue Code. You will find a detailed discussion of Modified Endowment Contracts in VARIABLE LIFE INSURANCE AND YOUR TAXES in the prospectus.

Unless you have told us in writing that you want your Policy to become a Modified Endowment Contract, we will remove all or part of the premium payment from your Policy as of the day we applied it and return it to you. We will

1

also adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 30 days before your Policy Anniversary, we will hold it and apply it to your Policy on the Policy Anniversary.

In both of these situations, if we remove an excess premium from your Policy, we will return the premium amount to you no later than 60 days after the end of the Policy Year. We may adjust the amount for interest or for changes in Accumulated Value that relate to the amount of the excess premium we are returning to you.

If we do not return the premium amount to you within that time, we will increase your Policy’s Death Benefit retroactively, to the day we applied the premium, and prospectively so that it is always the amount necessary to ensure your Policy qualifies as life insurance, or to prevent it from becoming a Modified Endowment Contract. If we increase your Death Benefit, we will adjust cost of insurance or Rider charges retroactively and prospectively to reflect the increase.

Increasing the Net Amount At Risk

An increase in the Net Amount At Risk occurs if the Policy’s Death Benefit is equal to the Minimum Death Benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of the Insured.

TRANSFER SERVICES

You may only participate in one transfer service at any time.

Dollar Cost Averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options without paying a transfer fee. Here is how the service works:

• You can set up this service at any time while your Policy is In Force.

• You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

• You must have at least $5,000 in a Variable Investment Option to start the service.

• We will automatically transfer Accumulated Value from one Variable Investment Option to one or more of the other Variable Investment Options you have selected.

• We will process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you have chosen. We will not make the first transfer until 15 days after the Policy is issued.

• We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

• We have the right to discontinue, modify or suspend the service at any time.

• We will keep making transfers at the intervals you have chosen until one of the following happens:

• the total amount you have asked us to transfer has been transferred

• there is no more Accumulated Value in the Investment Option you are transferring from

• your Policy enters the Grace Period and is in danger of lapsing

• we receive your Written Request to cancel the service

• we discontinue the service.

Portfolio Rebalancing

The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. Here is how the service works:

2

• You can set up this service at any time while your Policy is In Force.

• You enroll in the service by completing a request form to enroll in the service.

• Unless you choose a different start date, your first rebalancing will take place at the end of the Business Day we receive your request. Subsequent rebalancing will take place at the end of the Business Day on your Policy’s quarterly, semi-annual or annual anniversary, depending on the interval you chose.

• You must be invested in two or more Variable Investment Options in order to elect portfolio rebalancing. The available Fixed Options are not included in portfolio rebalancing.

• We will not make the first transfer until 15 days after the Policy is issued.

• If you cancel this service, you must wait 30 days to begin it again.

• We do not charge for the portfolio rebalancing service, and we do not currently charge for transfers made under this service.

• We can discontinue, suspend or change the service at any time.

First Year Transfer

Our first year transfer service allows you to make transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the first 12 Policy months from the date your initial premium is applied to your Policy. Here is how the service works:

• You enroll in the service when you apply for your Policy using the New Business Variable Life Optional Services form.

• You choose amounts to be transferred for 12 months from the payment date.

• Transfers under the first year transfer service take place on your Policy’s Monthly Payment Date, starting on the first Monthly Payment Date following the Free Look Transfer Date.

• If you sign up for this service, we will waive the usual transfer limit for the Fixed Account during the first 12 Policy months from the date your initial premium is applied to your Policy.

• If program ends during the second Policy Year, we will not count it toward the usual one transfer per year for the Fixed Account.

• If the Accumulated Value in the Fixed Account is less than the amount to be transferred, we will transfer the balance and then cancel the service.

• If there is Accumulated Value remaining in the Fixed Account at the end of the service, the transfer limitations for the Fixed Account will apply.

• We do not charge for the first year transfer service, and we do not currently charge for transfers made under this service.

Fixed Option Interest Sweep

The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from any available Fixed Options to the Variable Investment Options. Here is how the service works:

• You can set up this service at any time while your Policy is In Force.

• You enroll in the service by sending us a Written Request.

• You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

• If you cancel this service, you must wait 30 days to begin it again.

• We do not charge for the Fixed Option interest sweep service, and we do not currently charge for transfers made under this service.

3

• We can discontinue, suspend or change the service at any time.

• Interest earnings transferred from any available Fixed Options to the Variable Investment Options are excluded from the transfer limitations.

WITHDRAWAL FEATURES

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here is how the program works:

• You can set up the income stream from your Policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.

• You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your Face Amount or change your Policy’s Death Benefit Option in order to maximize your income.

• You can choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the Business Day before any income payment date.

• If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the Business Day before the scheduled income payment date.

• The withdrawal or loan will be taken from your Policy’s Investment Options in proportion to the Accumulated Value in each Investment Option.

Upon our receipt of your AIO request form, we will run a hypothetical Illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the Illustration to test your Policy for the minimum Net Cash Surrender Value requirement. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest.

Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 12%. No earnings rate used is a guarantee or indication of actual earnings.

We will complete an AIO agreement form, and send it and the Illustration to your life insurance producer for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your Policy’s cost basis and other information about your elections under the AIO program.

Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be taken as loans.

Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.

The income payments will usually remain constant during each income period, unless there is insufficient Net Cash Surrender Value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

• If the AIO program start date is six months or more from your next Policy Anniversary, the income period will end on the next Policy Anniversary. In this case, the first income period will last at least six months, but not more than one year.

• If the AIO program start date is less than six months from your next Policy Anniversary, the income period will extend to the following Policy Anniversary. In this case, the first income period will last at least one year, but no more than 18 months.

4

After the first income period, and each year you remain in the AIO program, we will run an Illustration after each Policy Anniversary. The Illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 12%. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest. There is no charge for Illustrations we run in connection with the AIO program. They do not count toward your one free Illustration per year.

We will send you a letter and the Illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

Over time, your Policy’s actual performance, and perhaps your use of the Policy’s options are likely to vary from the assumptions used in the Illustrations. Changes in your Policy’s Investment Option allocations can impact your future values and income you receive. Your Policy may also be susceptible to lapse.

You are responsible to monitor your Policy’s Accumulated Value to ensure your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.

MORE INFORMATION ON POLICY CHARGES

Underwriting Methods and Nonstandard Ratings

We normally use the medical or paramedical method to assign underwriting or insurance Risk Classes, which may require a medical examination. We offer two additional forms of underwriting for executive and employee groups that meet specified multilife guidelines.

Guaranteed issue may be available where an employer-employee relationship exists and where at least 10 lives will be insured. To be eligible, prospective Insureds must be employed in an occupation or industry we consider an acceptable risk, must be full time employees or executives, and must be actively at work on a continuous basis during the 3-month period preceding application for insurance. Maximum Age for an Insured at Policy issue is usually 70. Cost of insurance rates distinguish between executive only groups and all-employee groups, instead of on individual underwriting information.

Simplified issue may be offered where the group does not qualify for guaranteed issue. Simplified issue is a process of limited underwriting using a short form application that includes health and avocation questions to be completed by each prospective Insured. We may request additional information, including an attending physician’s statement, but will not require a physical examination. Simplified issue is available to executives only, under similar criteria as guaranteed issue, except for lower participation levels and generally higher death benefits permitted per life. Cost of insurance rates are based on both individual underwriting information and executive class experience.

The current cost of insurance rates are generally higher for Policies issued under the guaranteed issue or simplified issue underwriting methods than for Policies issued under the fully underwritten medical or paramedical underwriting method. Guaranteed cost of insurance charges are not affected.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 2001 Commissioners Standard Ordinary Mortality Tables (sex blended tables are used for unisex cost of insurance rates). The rates are also based on the Age and sex of the Insured unless unisex rates are required.

If we determine from the application for insurance, or any later evidence of insurability, that the Insured presents a risk not accounted for by our standard Risk Classes, typically due to medical history, profession or hobby, we may still issue a Coverage Layer with higher or additional charges, referred to as a nonstandard rating. Most insurance companies have a similar process. The Policy charges may be multiplied by a nonstandard table factor. In certain cases, there may be an additional flat-rate charge for a period specified at the time the Coverage Layer is issued. If we determine that a nonstandard rating applies to your Coverage Layer, you will be notified of the applicable charges, inclusive of any additional rate or charge, at the time the Coverage Layer is issued.

Ask your life insurance producer for more detailed information regarding nonstandard ratings that may apply to your Policy due to medical history, profession or hobby.

5

MORE ON VARIABLE LIFE INSURANCE AND YOUR TAXES

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. This is not a complete discussion of all federal income tax questions that may arise under the Policy. There are special rules that we do not include here that may apply in certain situations.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. Speak to a qualified tax advisor for complete information about federal, state and local taxes that may apply to you.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion and in the Policy prospectus section VARIABLE LIFE INSURANCE AND YOUR TAXES or tax consequences that relate directly or indirectly to life insurance policies.

Mortality and Expense Charges

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the Policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance Policy.

Investor Control

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the Policy must be considered to be owned by the insurance company and not by the policy owner. Under current U.S. tax law, if a policy owner has excessive control over the investments made by a separate account, or the underlying fund, the policy owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the policy owner would not derive the tax benefits normally associated with variable life insurance.

The application of the investor control doctrine is subject to some uncertainty. Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the Policy or the relationship between the Policy and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given Policy, whether the Policy offers access to funds that are available to the general public, the number of transfers that a policy owner may make from one investment option to another, and the degree to which a policy owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our Policies and the relationship between our Policies and the Funds satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your Policy might not qualify as a life insurance policy for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under case law and IRS guidance, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Fund. You may not select or direct the purchase or sale of a particular investment of a Fund. All investment decisions concerning the Fund(s) must be made by the portfolio manager for such Fund in his or her sole and absolute discretion, and not by the policy owner.

6

Furthermore, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Fund.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the Policy. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Fund such that you would not derive the tax benefits normally associated with variable life insurance. Although highly unlikely, such an event may have an adverse impact on the Fund and other Policies. We urge you to consult your own tax advisor with respect to the application of the investor control doctrine.

Comparison to Taxable Investments

With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers, or entities taxed at the individual level, of 20% on long-term capital gains and on certain “qualifying dividends” on corporate stock. The long-term capital gains rate does not apply to corporations. Corporations pay tax based upon the corporate tax rate, which, depending upon income, may be higher than the long-term capital tax rate for individuals. An individual taxpayer will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock may be less than the individual’s ordinary income tax rate which is applied to taxable distributions from a life insurance Policy.

MORE ON THE POLICIES

Distribution Arrangements

Pacific Select Distributors, LLC (PSD), our affiliate, acts as the distributor of the Policies. PSD and PL&A are both indirect subsidiaries of Pacific Mutual Holding Company. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose life insurance producers are authorized by state insurance departments to sell the Policies.

The aggregate amount of underwriting commissions paid to PSD with regard to 2021, 2020, and 2019 was $99,797.72, $107,779.71, and $156,094.02 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Policies. More information on commissions paid to broker-dealers is in the ABOUT PACIFIC LIFE – Distribution Arrangements section in the Prospectus.

We and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers.

As of December 31, 2021, the following firms have arrangements in effect with PSD pursuant to which the firms are entitled to receive a revenue sharing payment: AIG, Equitable Advisors LLC, Benefit Funding, CBIZ, Cadaret Grant & Co Inc, Cambridge Inv Research Inc, Capital Investment Group, Cetera Advisors LLC, Cetera Advisors Networks LLC, Cetera Financial Specialists LLC, Cetera Investment Services LLC, Commonwealth Financial Network Equity, CPS Financial & Insurance Services Inc, CUSO Financial Services LP, FAS CORP, First Allied Sec Inc, FSC Securities Corp, First Heartland Capital Corporation, Futurity First Insurance, Independent Financial Group, Kestra Investment Services LLC, Linsco Private Ledger Corp, Lion Street Financial LLC, M Holdings Securities, Next Financial Group Inc, PensionMark Securities LLC, P J Robb Variable Corp, ProEquities, Prudential Annuities Distributor Inc, Royal Alliance, Sagepoint Financial Inc, Saybrus Equity Svcs Inc, Securian Financial Services, Securities America, Simplicity Financial Investment Services Inc, Sorrento Pacific Financial LLC, The Huntington

7

Investment Company, The Leaders Group, Transamerica Financial, Triad Advisors Inc., United Planners, Western International Securities, Woodbury Financial Services, and World Equity Group.

We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Life insurance producers may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your life insurance producer or broker-dealer to present this Policy over other investment options. You may ask your life insurance producer about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the Policy.

Portfolio managers of the underlying portfolios of Pacific Select Fund available under this Policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by PL&A or PSD that are attended by, among others, life insurance producers of PSD, who would receive information and/or training regarding the Fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by PL&A and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of PL&A, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by PL&A or PSD. Additional expenses and promotional items may be paid for by PL&A and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.

Performance

Performance information may appear in advertisements, sales literature, or reports to Policy Owners or prospective buyers.

Information about performance of any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy. The calculations are based on allocating the hypothetical Policy’s Accumulated Value to the Variable Account during a particular time period.

Performance information is no guarantee of how a Fund or Variable Account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the Fund in which the Variable Account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in Accumulated Value due to the performance of one or more Variable Accounts, or as a change in a Policy Owner’s Death Benefit.

We may show performance as a change in Accumulated Value over time or in terms of the average annual compounded rate of return on Accumulated Value. This would be based on allocating premium payments for a hypothetical Policy to a particular Variable Account over certain periods of time, including one year, or from the day the Variable Account started operating. If a Fund has existed for longer than its corresponding Variable Account, we may also show the hypothetical returns that the Variable Account would have achieved had it invested in the Fund from the day the Fund started operating.

Performance may reflect the deduction of all Policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different Death Benefit Options will result in different expenses for the cost of insurance, and the varying expenses will result in different Accumulated Values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical Policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the Policy is surrendered and do not reflect any deduction of the surrender charge.

8

We may also show performance of the underlying Funds based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the Fund(s) will not reflect the deduction of Policy charges. If Policy charges were reflected, the performance would be lower.

In our advertisements, sales literature and reports to Policy Owners, we may compare performance information for a Variable Account to:

• other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria

• the Consumer Price Index, to assess the real rate of return from buying a Policy by taking inflation into consideration

• various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Financial Statements

The financial statements of Pacific Select Exec Separate Account of PL&A as of December 31, 2021 and for each of the periods presented, are included in this SAI. PL&A’s statutory basis financial statements as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021, are included in this SAI. These financial statements should be considered only as bearing on the ability of PL&A to meet its obligations under the Policies and not as a bearing on the investment performance of the assets held in the Separate Account.

Independent Registered Public Accounting Firm and Independent Auditors

The financial statements of Pacific Select Exec Separate Account of Pacific Life & Annuity Company as of December 31, 2021 for each of the periods presented have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The statutory basis financial statements of Pacific Life & Annuity Company as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The business address of Deloitte & Touche LLP is 695 Town Center Drive, Costa Mesa, CA 92626.

9

Form No. 85-28949-14

TABLE OF CONTENTS

PACIFIC SELECT EXEC SEPARATE ACCOUNT

Investments	SA-1
Financial Statements:
Statements of Assets and Liabilities	SA-3
Statements of Operations	SA-8
Statements of Changes in Net Assets	SA-13
Financial Highlights	SA-28
Notes to Financial Statements	SA-37
Report of Independent Registered Public Accounting Firm	SA-41

PACIFIC SELECT EXEC SEPARATE ACCOUNT

INVESTMENTS

DECEMBER 31, 2021

Each variable account invests in shares of the corresponding portfolio (with the same name). The shares owned and value of investments as of December 31, 2021; and the cost of purchases and proceeds from sales of investments for the year or period ended December 31, 2021, were as follows:

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
Core Income Class I *	30	$380	$380	$378
Diversified Bond Class I *	26,520	316,639	109,707	28,007
Floating Rate Income Class I *	8,265	113,981	11,378	3,674
High Yield Bond Class I *	52,858	522,748	45,332	71,771
Inflation Managed Class I *	48,561	641,376	90,326	106,320
Managed Bond Class I *	107,118	1,581,006	151,550	74,334
Short Duration Bond Class I *	19,902	213,070	150,175	123,894
Emerging Markets Debt Class I *	6,965	84,836	5,800	4,555
Dividend Growth Class I *	16,168	596,315	40,807	21,680
Equity Index Class I *	52,831	6,291,711	320,437	282,329
Focused Growth Class I *	7,952	501,299	6,604	15,366
Growth Class I *	13,165	854,417	21,446	88,975
Large-Cap Growth Class I *	55,595	1,369,763	45,357	162,065
Large-Cap Value Class I *	44,501	1,530,726	74,962	114,352
Main Street® Core Class I *	22,110	1,518,219	31,613	82,889
Mid-Cap Equity Class I *	39,175	1,338,898	67,680	213,090
Mid-Cap Growth Class I *	32,915	1,054,904	58,227	104,258
Mid-Cap Value Class I *	1,409	38,617	11,757	10,101
Small-Cap Equity Class I *	6,915	208,883	31,317	53,347
Small-Cap Growth Class I *	4,451	148,844	—	33,650
Small-Cap Index Class I *	31,991	1,127,119	54,886	191,936
Small-Cap Value Class I *	24,582	757,651	34,971	84,296
Value Class I *	19,504	381,621	17,237	31,469
Value Advantage Class I *	13,716	334,833	3,123	2,940
Emerging Markets Class I *	42,782	947,019	119,173	88,501
International Large-Cap Class I *	99,064	1,364,852	89,554	234,464
International Small-Cap Class I *	9,400	124,848	16,248	18,234
International Value Class I *	50,199	716,013	59,421	67,544
Health Sciences Class I *	24,917	1,612,872	61,967	121,085
Real Estate Class I *	28,070	1,121,105	104,988	115,608
Technology Class I *	37,246	615,706	123,222	152,918
PSF DFA Balanced Allocation Class D *	1	10	—	3
Pacific Dynamix - Conservative Growth Class I *	447	9,274	3,173	637
Pacific Dynamix - Moderate Growth Class I *	16,713	465,991	1,399	405,265
Pacific Dynamix - Growth Class I *	31,391	1,035,283	38,533	119,436
Portfolio Optimization Conservative Class I *	409	6,272	454	—
Portfolio Optimization Moderate-Conservative Class I *	3,945	70,168	8,191	7,812
Portfolio Optimization Moderate Class I *	103,436	2,077,476	86,205	77,214
Portfolio Optimization Growth Class I *	169,305	3,827,811	102,769	134,723
Portfolio Optimization Aggressive-Growth Class I *	72,752	1,738,280	144,538	114,590
Invesco® V.I. Global Series II	2,559	143,741	9,431	38,021
Invesco® V.I. International Growth Series II	10,274	418,368	37,303	9,947
Invesco® V.I. Main Street Small Cap Series I	7	207	211	—
American Century VP Mid Cap Value Class II	4,217	105,640	29,710	19,415
American Funds IS Asset Allocation Class 4	6,308	180,151	31,147	4,904
American Funds IS Growth Class 4	9,882	1,223,273	186,817	60,244
American Funds IS Growth-Income Class 4	6,786	444,976	22,042	21,825
BlackRock® 60/40 Target Allocation ETF V.I. Class I	27	379	412	387
BlackRock® Basic Value V.I. Class III	1,791	24,771	8,427	3,914
BlackRock® Global Allocation V.I. Class III	30,468	438,134	109,010	407,334
BNY Mellon VIF Appreciation Service Shares	33	1,759	729	209
Fidelity® VIP Contrafund® Service Class 2	31,487	1,653,394	229,347	52,370
Fidelity® VIP Freedom 2015 PortfolioSM Service Class 2	294	4,217	722	562
Fidelity® VIP Freedom 2020 PortfolioSM Service Class 2	4,424	67,726	11,621	26,275

See Notes to Financial Statements	See explanation of symbol on page SA-2

PACIFIC SELECT EXEC SEPARATE ACCOUNT

INVESTMENTS (Continued)

DECEMBER 31, 2021

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
Fidelity® VIP Freedom 2025 PortfolioSM Service Class 2	518	$9,148	$2,692	$1,274
Fidelity® VIP Freedom 2030 PortfolioSM Service Class 2	148	2,628	4,282	16,329
Fidelity® VIP Freedom 2035 PortfolioSM Service Class 2 *	59	1,770	1,770	1,257
Fidelity® VIP Freedom 2045 PortfolioSM Service Class 2	990	28,793	8,706	22,825
Fidelity® VIP Government Money Market Service Class	542,111	542,111	167,717	114,117
Fidelity® VIP Growth Service Class 2	1,574	156,453	69,999	28,626
Fidelity® VIP Mid Cap Service Class 2	21,435	844,335	337,558	70,092
Fidelity® VIP Value Strategies Service Class 2	609	10,103	5,147	9,042
Templeton Foreign VIP Class 2	17,425	236,811	15,966	1,966
Templeton Global Bond VIP Class 2 *	1,866	24,506	25,766	154,385
Janus Henderson Enterprise Service Shares	1,878	173,692	19,992	20,176
Janus Henderson Overseas Service Shares	4,324	177,370	10,059	5,457
Lazard Retirement Global Dynamic Multi-Asset Service Shares	8	120	60	30
ClearBridge Variable Aggressive Growth - Class II	11,938	279,222	89,039	26,828
ClearBridge Variable Mid Cap - Class II	815	23,665	5,677	2,353
Lord Abbett Bond Debenture Class VC	1,426	17,538	2,582	38,469
Lord Abbett Developing Growth Class VC	11,056	382,523	139,722	30,459
Lord Abbett Fundamental Equity Class VC	505	10,165	1,023	2,393
Lord Abbett Total Return Class VC	4,646	78,282	29,949	120,329
M Capital Appreciation	3,747	106,030	23,178	10,476
M International Equity	14,483	209,273	222,866	8,934
M Large Cap Growth	400	13,560	2,805	27,689
M Large Cap Value	254	3,915	59	2,085
MFS® New Discovery Series - Service Class	8,368	166,018	63,568	14,895
MFS® Utilities Series - Service Class	2,975	111,815	14,084	38,908
MFS® Value Series - Service Class	1,348	32,558	14,111	6,955
Neuberger Berman Sustainable Equity Class I	174	6,428	7,040	1,862
PIMCO Global Managed Asset Allocation - Advisor Class	9,365	121,656	16,136	4,542
PIMCO Income - Administrative Class	344	3,753	1,136	288
Royce Micro-Cap Service Class	2,551	36,659	16,228	3,548
State Street Total Return V.I.S. Class 3	320	5,113	2,587	1,090
T. Rowe Price Blue Chip Growth - II	26,376	1,331,197	213,726	97,771
T. Rowe Price Equity Income - II	15,045	449,991	63,075	16,086
VanEck VIP Global Resources Initial Class	16,703	444,475	41,829	63,110

* The variable account did not receive any dividend or capital gain distributions from its underlying portfolio during the reporting period.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

	Variable Accounts
	Core	Diversified	Floating	High Yield	Inflation	Managed
	Income	Bond	Rate Income	Bond	Managed	Bond
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$380	$316,639	$113,981	$522,748	$641,376	$1,581,006
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	32	18	91
Investments sold	—	—	—	—	—	—
Total Assets	380	316,639	113,981	522,780	641,394	1,581,097
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	—	—	—	—	—
Investments purchased	—	—	—	32	19	89
Total Liabilities	—	—	—	32	19	89
NET ASSETS	$380	$316,639	$113,981	$522,748	$641,375	$1,581,008
Units Outstanding	30	15,643	8,268	15,717	21,364	51,825
Accumulation Unit Value	$12.75	$20.24	$13.79	$33.26	$30.02	$30.51
Cost of Investments	$380	$258,296	$101,129	$288,768	$493,341	$1,181,413

	Short Duration	Emerging	Dividend	Equity	Focused
	Bond	Markets Debt	Growth	Index	Growth	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$213,070	$84,836	$596,315	$6,291,711	$501,299	$854,417
Receivables:
Due from Pacific Life & Annuity Company	33	1	46	76	—	—
Investments sold	—	—	—	—	—	21
Total Assets	213,103	84,837	596,361	6,291,787	501,299	854,438
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	—	—	—	2	6
Investments purchased	35	—	—	—	—	—
Total Liabilities	35	—	—	—	2	6
NET ASSETS	$213,068	$84,837	$596,361	$6,291,787	$501,297	$854,432
Units Outstanding	14,943	6,814	11,259	133,207	4,671	21,767
Accumulation Unit Value	$14.26	$12.45	$52.97	$47.23	$107.32	$39.25
Cost of Investments	$190,473	$68,835	$149,188	$1,616,347	$39,661	$162,692

	Large-Cap	Large-Cap	Main Street	Mid-Cap	Mid-Cap	Mid-Cap
	Growth	Value	Core	Equity	Growth	Value
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$1,369,763	$1,530,726	$1,518,219	$1,338,898	$1,054,904	$38,617
Receivables:
Due from Pacific Life & Annuity Company	—	74	125	77	1	3
Investments sold	—	—	—	—	—	—
Total Assets	1,369,763	1,530,800	1,518,344	1,338,975	1,054,905	38,620
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	2	—	—	—	—	—
Investments purchased	45	70	82	52	—	—
Total Liabilities	47	70	82	52	—	—
NET ASSETS	$1,369,716	$1,530,730	$1,518,262	$1,338,923	$1,054,905	$38,620
Units Outstanding	29,886	35,624	35,010	17,758	18,036	721
Accumulation Unit Value	$45.83	$42.97	$43.37	$75.40	$58.49	$53.54
Cost of Investments	$236,976	$405,853	$321,564	$376,362	$161,143	$17,908

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
	Small-Cap	Small-Cap	Small-Cap	Small-Cap		Value
	Equity	Growth	Index	Value	Value	Advantage
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$208,883	$148,844	$1,127,119	$757,651	$381,621	$334,833
Receivables:
Due from Pacific Life & Annuity Company	—	—	40	46	35	46
Investments sold	—	—	—	—	—	—
Total Assets	208,883	148,844	1,127,159	757,697	381,656	334,879
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	1	4	—	—	—	—
Investments purchased	—	—	58	3	37	—
Total Liabilities	1	4	58	3	37	—
NET ASSETS	$208,882	$148,840	$1,127,101	$757,694	$381,619	$334,879
Units Outstanding	4,360	3,923	20,490	9,687	12,002	13,717
Accumulation Unit Value	$47.91	$37.94	$55.01	$78.21	$31.80	$24.41
Cost of Investments	$86,524	$26,860	$263,053	$254,815	$120,157	$207,461

	Emerging	International	International	International	Health	Real
	Markets	Large-Cap	Small-Cap	Value	Sciences	Estate
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$947,019	$1,364,852	$124,848	$716,013	$1,612,872	$1,121,105
Receivables:
Due from Pacific Life & Annuity Company	151	58	1	63	145	32
Investments sold	—	—	—	—	—	—
Total Assets	947,170	1,364,910	124,849	716,076	1,613,017	1,121,137
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	—	—	—	—	—
Investments purchased	37	52	—	63	26	37
Total Liabilities	37	52	—	63	26	37
NET ASSETS	$947,133	$1,364,858	$124,849	$716,013	$1,612,991	$1,121,100
Units Outstanding	13,289	42,311	6,309	48,852	14,617	12,417
Accumulation Unit Value	$71.27	$32.26	$19.79	$14.66	$110.35	$90.29
Cost of Investments	$294,022	$525,301	$57,018	$446,373	$179,893	$285,581

			Pacific	Pacific
		PSF DFA	Dynamix -	Dynamix -	Pacific	Portfolio
		Balanced	Conservative	Moderate	Dynamix -	Optimization
	Technology	Allocation	Growth	Growth	Growth	Conservative
	Class I	Class D	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$615,706	$10	$9,274	$465,991	$1,035,283	$6,272
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	—	—
Investments sold	—	—	—	—	—	—
Total Assets	615,706	10	9,274	465,991	1,035,283	6,272
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	13	—	—	1	1	—
Investments purchased	1	—	—	—	—	—
Total Liabilities	14	—	—	1	1	—
NET ASSETS	$615,692	$10	$9,274	$465,990	$1,035,282	$6,272
Units Outstanding	18,169	1	368	14,818	26,948	396
Accumulation Unit Value	$33.89	$16.87	$25.23	$31.45	$38.42	$15.85
Cost of Investments	$177,356	$7	$7,451	$269,698	$495,479	$4,893

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
	Portfolio			Portfolio
	Optimization	Portfolio	Portfolio	Optimization		Invesco V.I.
	Moderate-	Optimization	Optimization	Aggressive-	Invesco V.I.	International
	Conservative	Moderate	Growth	Growth	Global	Growth
	Class I	Class I	Class I	Class I	Series II	Series II
ASSETS
Investments in mutual funds, at value	$70,168	$2,077,476	$3,827,811	$1,738,280	$143,741	$418,368
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	—	—
Investments sold	—	—	—	—	—	—
Total Assets	70,168	2,077,476	3,827,811	1,738,280	143,741	418,368
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	1	65	77	8	12	1
Investments purchased	—	—	—	—	—	—
Total Liabilities	1	65	77	8	12	1
NET ASSETS	$70,167	$2,077,411	$3,827,734	$1,738,272	$143,729	$418,367
Units Outstanding	3,827	100,676	165,533	71,411	5,185	21,686
Accumulation Unit Value	$18.33	$20.63	$23.12	$24.34	$27.72	$19.29
Cost of Investments	$41,008	$1,090,093	$1,612,017	$837,093	$94,726	$356,171

	Invesco V.I.	American				BlackRock
	Main Street	Century	American Funds	American Funds	American Funds	60/40 Target
	Small Cap	VP Mid Cap Value	IS Asset Allocation	IS Growth	IS Growth-Income	Allocation ETF
	Series I	Class II	Class 4	Class 4	Class 4	V.I. Class I
ASSETS
Investments in mutual funds, at value	$207	$105,640	$180,151	$1,223,273	$444,976	$379
Receivables:
Due from Pacific Life & Annuity Company	—	98	—	—	—	—
Investments sold	—	—	—	—	—	—
Total Assets	207	105,738	180,151	1,223,273	444,976	379
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	—	—	50	8	—
Investments purchased	—	—	—	—	3	—
Total Liabilities	—	—	—	50	11	—
NET ASSETS	$207	$105,738	$180,151	$1,223,223	$444,965	$379
Units Outstanding	13	3,506	4,313	16,434	9,497	22
Accumulation Unit Value	$16.56	$30.16	$41.77	$74.43	$46.86	$16.86
Cost of Investments	$211	$78,657	$140,635	$717,104	$306,801	$412

		BlackRock			Fidelity VIP	Fidelity VIP
	BlackRock	Global	BNY Mellon	Fidelity VIP	Freedom 2015	Freedom 2020
	Basic Value	Allocation	VIF Appreciation	Contrafund	Portfolio	Portfolio
	V.I. Class III	V.I. Class III	Service Shares	Service Class 2	Service Class 2	Service Class 2
ASSETS
Investments in mutual funds, at value	$24,771	$438,134	$1,759	$1,653,394	$4,217	$67,726
Receivables:
Due from Pacific Life & Annuity Company	7	1	—	35	—	1
Investments sold	—	—	—	—	—	—
Total Assets	24,778	438,135	1,759	1,653,429	4,217	67,727
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	—	—	—	—	—
Investments purchased	—	—	—	—	—	—
Total Liabilities	—	—	—	—	—	—
NET ASSETS	$24,778	$438,135	$1,759	$1,653,429	$4,217	$67,727
Units Outstanding	818	14,679	56	28,850	191	2,990
Accumulation Unit Value	$30.28	$29.85	$31.28	$57.31	$22.08	$22.65
Cost of Investments	$18,786	$394,130	$1,492	$865,356	$3,813	$33,861

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Freedom 2025	Freedom 2030	Freedom 2035	Freedom 2045	Government	Fidelity VIP
	Portfolio	Portfolio	Portfolio	Portfolio	Money Market	Growth
	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class	Service Class 2
ASSETS
Investments in mutual funds, at value	$9,148	$2,628	$1,770	$28,793	$542,111	$156,453
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	1	66	—
Investments sold	—	—	—	—	—	—
Total Assets	9,148	2,628	1,770	28,794	542,177	156,453
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	6	—	—	—	1
Investments purchased	—	—	—	—	56	—
Total Liabilities	—	6	—	—	56	1
NET ASSETS	$9,148	$2,622	$1,770	$28,794	$542,121	$156,452
Units Outstanding	375	105	64	995	51,864	2,393
Accumulation Unit Value	$24.39	$24.87	$27.70	$28.93	$10.45	$65.37
Cost of Investments	$7,137	$2,321	$1,771	$21,971	$542,111	$104,691

					Janus	Janus
	Fidelity VIP	Fidelity VIP	Templeton	Templeton	Henderson	Henderson
	Mid Cap	Value Strategies	Foreign	Global Bond	Enterprise	Overseas
	Service Class 2	Service Class 2	VIP Class 2	VIP Class 2	Service Shares	Service Shares
ASSETS
Investments in mutual funds, at value	$844,335	$10,103	$236,811	$24,506	$173,692	$177,370
Receivables:
Due from Pacific Life & Annuity Company	—	5	—	—	93	—
Investments sold	—	—	—	—	—	—
Total Assets	844,335	10,108	236,811	24,506	173,785	177,370
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	8	—	—	—	—	4
Investments purchased	—	—	—	—	—	—
Total Liabilities	8	—	—	—	—	4
NET ASSETS	$844,327	$10,108	$236,811	$24,506	$173,785	$177,366
Units Outstanding	19,916	276	17,234	2,104	3,279	11,453
Accumulation Unit Value	$42.40	$36.68	$13.74	$11.65	$53.00	$15.49
Cost of Investments	$693,465	$5,497	$241,808	$25,236	$84,947	$128,872

	Lazard Retirement	ClearBridge	ClearBridge	Lord Abbett	Lord Abbett	Lord Abbett
	Global Dynamic	Variable	Variable	Bond	Developing	Fundamental
	Multi-Asset	Aggressive	Mid Cap -	Debenture	Growth	Equity
	Service Shares	Growth - Class II	Class II	Class VC	Class VC	Class VC
ASSETS
Investments in mutual funds, at value	$120	$279,222	$23,665	$17,538	$382,523	$10,165
Receivables:
Due from Pacific Life & Annuity Company	—	—	52	—	4	1
Investments sold	—	—	—	—	—	—
Total Assets	120	279,222	23,717	17,538	382,527	10,166
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	—	—	—	—	—
Investments purchased	—	—	—	—	—	—
Total Liabilities	—	—	—	—	—	—
NET ASSETS	$120	$279,222	$23,717	$17,538	$382,527	$10,166
Units Outstanding	8	7,954	635	1,193	8,792	341
Accumulation Unit Value	$15.67	$35.10	$37.32	$14.71	$43.51	$29.80
Cost of Investments	$86	$296,161	$15,007	$16,179	$373,219	$7,816

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
						MFS
	Lord Abbett					New Discovery
	Total Return	M Capital	M International	M Large Cap	M Large Cap	Series -
	Class VC	Appreciation	Equity	Growth	Value	Service Class
ASSETS
Investments in mutual funds, at value	$78,282	$106,030	$209,273	$13,560	$3,915	$166,018
Receivables:
Due from Pacific Life & Annuity Company	—	87	—	—	—	—
Investments sold	—	—	—	—	—	—
Total Assets	78,282	106,117	209,273	13,560	3,915	166,018
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	—	—	—	—	—
Investments purchased	—	—	—	—	—	—
Total Liabilities	—	—	—	—	—	—
NET ASSETS	$78,282	$106,117	$209,273	$13,560	$3,915	$166,018
Units Outstanding	6,133	1,631	14,191	174	106	3,333
Accumulation Unit Value	$12.76	$65.05	$14.75	$77.85	$36.86	$49.82
Cost of Investments	$76,568	$84,640	$213,902	$6,468	$2,717	$138,753

	MFS	MFS	Neuberger Berman	PIMCO
	Utilities	Value	Sustainable	Global Managed	PIMCO Income -	Royce
	Series -	Series -	Equity	Asset Allocation -	Administrative	Micro-Cap
	Service Class	Service Class	Class I	Advisor Class	Class	Service Class
ASSETS
Investments in mutual funds, at value	$111,815	$32,558	$6,428	$121,656	$3,753	$36,659
Receivables:
Due from Pacific Life & Annuity Company	—	7	—	—	—	—
Investments sold	—	—	—	—	—	—
Total Assets	111,815	32,565	6,428	121,656	3,753	36,659
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	1	—	—	—	—	—
Investments purchased	—	—	—	—	—	—
Total Liabilities	1	—	—	—	—	—
NET ASSETS	$111,814	$32,565	$6,428	$121,656	$3,753	$36,659
Units Outstanding	3,999	1,673	213	7,405	315	1,525
Accumulation Unit Value	$27.96	$19.47	$30.24	$16.43	$11.92	$24.03
Cost of Investments	$62,833	$26,286	$5,478	$109,773	$3,730	$25,816

	State Street	T. Rowe Price	T. Rowe Price	VanEck VIP
	Total Return	Blue Chip	Equity	Global Resources
	V.I.S. Class 3	Growth - II	Income - II	Initial Class
ASSETS
Investments in mutual funds, at value	$5,113	$1,331,197	$449,991	$444,475
Receivables:
Due from Pacific Life & Annuity Company	—	163	—	1
Investments sold	—	—	—	—
Total Assets	5,113	1,331,360	449,991	444,476
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	—	25	—
Investments purchased	—	—	—	—
Total Liabilities	—	—	25	—
NET ASSETS	$5,113	$1,331,360	$449,966	$444,476
Units Outstanding	235	20,173	13,712	22,416
Accumulation Unit Value	$21.71	$66.00	$32.82	$19.83
Cost of Investments	$4,710	$562,788	$314,288	$302,983

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

	Variable Accounts
	Core	Diversified	Floating	High Yield	Inflation	Managed
	Income	Bond	Rate Income	Bond	Managed	Bond
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(2)	(480)	19	2,190	3,771	(619)
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	(2)	(480)	19	2,190	3,771	(619)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	—	(4,745)	4,858	25,316	31,791	(16,404)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2)	$(5,225)	$4,877	$27,506	$35,562	$(17,023)

	Short Duration	Emerging	Dividend	Equity	Focused
	Bond	Markets Debt	Growth	Index	Growth	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	4,071	254	1,129	22,136	7,700	29,107
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	4,071	254	1,129	22,136	7,700	29,107
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(5,026)	(5,599)	119,719	1,367,419	75,854	135,990
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(955)	$(5,345)	$120,848	$1,389,555	$83,554	$165,097

	Large-Cap	Large-Cap	Main Street	Mid-Cap	Mid-Cap	Mid-Cap
	Growth	Value	Core	Equity	Growth	Value
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	90,694	14,547	36,704	109,441	29,621	2,856
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	90,694	14,547	36,704	109,441	29,621	2,856
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	152,078	306,887	299,151	91,745	125,710	4,406
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$242,772	$321,434	$335,855	$201,186	$155,331	$7,262

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2021

	Variable Accounts
	Small-Cap	Small-Cap	Small-Cap	Small-Cap		Value
	Equity	Growth	Index	Value	Value	Advantage
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	5,279	27,600	95,900	33,110	7,290	297
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	5,279	27,600	95,900	33,110	7,290	297
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	40,111	(22,932)	59,802	172,587	61,931	74,220
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$45,390	$4,668	$155,702	$205,697	$69,221	$74,517

	Emerging	International	International	International	Health	Real
	Markets	Large-Cap	Small-Cap	Value	Sciences	Estate
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	11,647	96,978	5,585	10,999	51,100	19,404
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	11,647	96,978	5,585	10,999	51,100	19,404
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(96,837)	88,148	8,527	109,663	129,899	306,773
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(85,190)	$185,126	$14,112	$120,662	$180,999	$326,177

			Pacific	Pacific
		PSF DFA	Dynamix -	Dynamix -	Pacific	Portfolio
		Balanced	Conservative	Moderate	Dynamix -	Optimization
	Technology	Allocation	Growth	Growth	Growth	Conservative
	Class I	Class D	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	16,552	1	2	135,856	23,504	—
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	16,552	1	2	135,856	23,504	—
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	63,721	—	425	(59,860)	110,496	131
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$80,273	$1	$427	$75,996	$134,000	$131

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2021

	Variable Accounts
	Portfolio			Portfolio
	Optimization	Portfolio	Portfolio	Optimization		Invesco V.I.
	Moderate-	Optimization	Optimization	Aggressive-	Invesco V.I.	International
	Conservative	Moderate	Growth	Growth	Global	Growth
	Class I	Class I	Class I	Class I	Series II	Series II
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$4,408
Net Investment Income	—	—	—	—	—	4,408
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	197	365	17,523	4,894	10,967	1,168
Capital gain distributions	—	—	—	—	7,303	28,401
Realized Gain (Loss) on Investments	197	365	17,523	4,894	18,270	29,569
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	4,084	173,724	429,470	227,466	5,665	(11,613)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,281	$174,089	$446,993	$232,360	$23,935	$22,364

	Invesco V.I.	American				BlackRock
	Main Street	Century	American Funds	American Funds	American Funds	60/40 Target
	Small Cap	VP Mid Cap Value	IS Asset Allocation	IS Growth	IS Growth-Income	Allocation ETF
	Series I (1)	Class II	Class 4	Class 4	Class 4	V.I. Class I
INVESTMENT INCOME
Dividends	$1	$995	$2,301	$666	$3,924	$7
Net Investment Income	1	995	2,301	666	3,924	7
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	—	722	83	4,862	924	6
Capital gain distributions	10	—	5,451	145,183	4,005	26
Realized Gain (Loss) on Investments	10	722	5,534	150,045	4,929	32
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(4)	15,573	13,754	68,678	77,323	(33)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7	$17,290	$21,589	$219,389	$86,176	$6

		BlackRock			Fidelity VIP	Fidelity VIP
	BlackRock	Global	BNY Mellon	Fidelity VIP	Freedom 2015	Freedom 2020
	Basic Value	Allocation	VIF Appreciation	Contrafund	Portfolio	Portfolio
	V.I. Class III	V.I. Class III	Service Shares	Service Class 2	Service Class 2	Service Class 2
INVESTMENT INCOME
Dividends	$268	$3,544	$3	$396	$32	$567
Net Investment Income	268	3,544	3	396	32	567
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	23	60,539	5	1,059	7	7,653
Capital gain distributions	3,532	72,608	156	189,961	150	4,137
Realized Gain (Loss) on Investments	3,555	133,147	161	191,020	157	11,790
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	547	(98,747)	217	167,899	75	(5,585)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,370	$37,944	$381	$359,315	$264	$6,772

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2021

	Variable Accounts
	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Freedom 2025	Freedom 2030	Freedom 2035	Freedom 2045	Government	Fidelity VIP
	Portfolio	Portfolio	Portfolio	Portfolio	Money Market	Growth
	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class	Service Class 2
INVESTMENT INCOME
Dividends	$60	$123	$—	$183	$50	$—
Net Investment Income	60	123	—	183	50	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	15	3,055	33	2,969	—	(1,398)
Capital gain distributions	245	592	—	1,397	—	30,259
Realized Gain (Loss) on Investments	260	3,647	33	4,366	—	28,861
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	384	(2,507)	(2)	507	—	(564)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$704	$1,263	$31	$5,056	$50	$28,297

					Janus	Janus
	Fidelity VIP	Fidelity VIP	Templeton	Templeton	Henderson	Henderson
	Mid Cap	Value Strategies	Foreign	Global Bond	Enterprise	Overseas
	Service Class 2	Service Class 2	VIP Class 2	VIP Class 2	Service Shares	Service Shares
INVESTMENT INCOME
Dividends	$2,915	$114	$4,504	$—	$409	$1,772
Net Investment Income	2,915	114	4,504	—	409	1,772
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	4,728	3,881	(101)	(26,797)	971	73
Capital gain distributions	130,947	788	—	—	15,446	—
Realized Gain (Loss) on Investments	135,675	4,669	(101)	(26,797)	16,417	73
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	11,724	(2,272)	4,729	23,201	9,143	18,814
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$150,314	$2,511	$9,132	$(3,596)	$25,969	$20,659

	Lazard Retirement	ClearBridge	ClearBridge	Lord Abbett	Lord Abbett	Lord Abbett
	Global Dynamic	Variable	Variable	Bond	Developing	Fundamental
	Multi-Asset	Aggressive	Mid Cap -	Debenture	Growth	Equity
	Service Shares	Growth - Class II	Class II	Class VC	Class VC	Class VC
INVESTMENT INCOME
Dividends	$3	$472	$6	$531	$—	$79
Net Investment Income	3	472	6	531	—	79
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	—	1,225	60	2,712	(4,359)	(52)
Capital gain distributions	—	79,129	2,549	281	96,206	409
Realized Gain (Loss) on Investments	—	80,354	2,609	2,993	91,847	357
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	8	(54,377)	2,584	(1,582)	(107,900)	1,803
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11	$26,449	$5,199	$1,942	$(16,053)	$2,239

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2021

	Variable Accounts
						MFS
	Lord Abbett					New Discovery
	Total Return	M Capital	M International	M Large Cap	M Large Cap	Series -
	Class VC	Appreciation	Equity (1)	Growth	Value	Service Class
INVESTMENT INCOME
Dividends	$1,484	$—	$4,964	$—	$59	$—
Net Investment Income	1,484	—	4,964	—	59	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(219)	78	(30)	6,181	284	(1,048)
Capital gain distributions	533	17,570	—	2,317	—	29,971
Realized Gain (Loss) on Investments	314	17,648	(30)	8,498	284	28,923
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(3,261)	(1,439)	(4,629)	(5,027)	651	(28,522)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,463)	$16,209	$305	$3,471	$994	$401

	MFS	MFS	Neuberger Berman	PIMCO
	Utilities	Value	Sustainable	Global Managed	PIMCO Income -	Royce
	Series -	Series -	Equity	Asset Allocation -	Administrative	Micro-Cap
	Service Class	Service Class	Class I	Advisor Class	Class	Service Class
INVESTMENT INCOME
Dividends	$1,597	$327	$24	$2,688	$99	$—
Net Investment Income	1,597	327	24	2,688	99	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	9,587	462	131	165	—	145
Capital gain distributions	3,599	642	122	12,361	—	1,597
Realized Gain (Loss) on Investments	13,186	1,104	253	12,526	—	1,742
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(966)	4,045	949	(1,465)	(34)	4,967
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,817	$5,476	$1,226	$13,749	$65	$6,709

	State Street	T. Rowe Price	T. Rowe Price	VanEck VIP
	Total Return	Blue Chip	Equity	Global Resources
	V.I.S. Class 3	Growth - II	Income - II	Initial Class
INVESTMENT INCOME
Dividends	$94	$—	$5,834	$1,874
Net Investment Income	94	—	5,834	1,874
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	23	1,770	175	890
Capital gain distributions	665	147,448	31,402	—
Realized Gain (Loss) on Investments	688	149,218	31,577	890
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(209)	50,216	53,210	69,509
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$573	$199,434	$90,621	$72,273

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Core Income		Diversified Bond		Floating Rate Income
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	(2)	36	(480)	2,756	19	(25)
Change in net unrealized appreciation (depreciation) on investments	—	1	(4,745)	21,083	4,858	4,485
Net Increase (Decrease) in Net Assets Resulting from Operations	(2)	37	(5,225)	23,839	4,877	4,460
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	380	380	3,989	10,440	5,781	3,186
Transfers between variable and fixed accounts, net	(375)	(332)	82,181	(26,593)	5,388	(382)
Policy maintenance charges	(3)	(83)	(6,633)	(7,726)	(3,906)	(3,623)
Policy benefits and terminations	—	—	—	—	—	—
Policy loans and loan repayments	—	—	1,829	1,409	167	385
Other	—	(1)	335	217	274	238
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	2	(36)	81,701	(22,253)	7,704	(196)
NET INCREASE (DECREASE) IN NET ASSETS	—	1	76,476	1,586	12,581	4,264
NET ASSETS
Beginning of Year	380	379	240,163	238,577	101,400	97,136
End of Year	$380	$380	$316,639	$240,163	$113,981	$101,400

	High Yield Bond		Inflation Managed		Managed Bond
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	2,190	(819)	3,771	2,862	(619)	10,764
Change in net unrealized appreciation (depreciation) on investments	25,316	28,833	31,791	60,890	(16,404)	104,745
Net Increase (Decrease) in Net Assets Resulting from Operations	27,506	28,014	35,562	63,752	(17,023)	115,509
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	29,660	36,674	34,124	42,390	63,547	73,767
Transfers between variable and fixed accounts, net	(15,775)	31,864	38,189	(22,833)	112,924	22,267
Policy maintenance charges	(17,955)	(21,382)	(34,999)	(45,895)	(62,790)	(79,961)
Policy benefits and terminations	(10,267)	(2,574)	(55,005)	(6,087)	(25,729)	(42,930)
Policy loans and loan repayments	(12,684)	3,033	1,323	13,152	(12,190)	17,937
Other	581	540	375	526	1,455	1,125
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(26,440)	48,155	(15,993)	(18,747)	77,217	(7,795)
NET INCREASE (DECREASE) IN NET ASSETS	1,066	76,169	19,569	45,005	60,194	107,714
NET ASSETS
Beginning of Year	521,682	445,513	621,806	576,801	1,520,814	1,413,100
End of Year	$522,748	$521,682	$641,375	$621,806	$1,581,008	$1,520,814

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Short Duration Bond		Emerging Markets Debt		Dividend Growth
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	4,071	3,358	254	(89)	1,129	6,945
Change in net unrealized appreciation (depreciation) on investments	(5,026)	3,722	(5,599)	1,690	119,719	50,549
Net Increase (Decrease) in Net Assets Resulting from Operations	(955)	7,080	(5,345)	1,601	120,848	57,494
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	18,285	19,025	3,243	3,077	28,944	22,589
Transfers between variable and fixed accounts, net	23,404	(21,225)	—	128	3,053	15,643
Policy maintenance charges	(12,995)	(14,164)	(2,552)	(2,756)	(18,157)	(20,780)
Policy benefits and terminations	(5,415)	(12,369)	—	—	(3,009)	(661)
Policy loans and loan repayments	2,715	7,144	337	—	7,788	(10,414)
Other	287	261	217	197	518	459
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	26,281	(21,328)	1,245	646	19,137	6,836
NET INCREASE (DECREASE) IN NET ASSETS	25,326	(14,248)	(4,100)	2,247	139,985	64,330
NET ASSETS
Beginning of Year	187,742	201,990	88,937	86,690	456,376	392,046
End of Year	$213,068	$187,742	$84,837	$88,937	$596,361	$456,376

	Equity Index		Focused Growth		Growth
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	22,136	2,534	7,700	14,783	29,107	11,196
Change in net unrealized appreciation (depreciation) on investments	1,367,419	749,375	75,854	104,392	135,990	175,615
Net Increase (Decrease) in Net Assets Resulting from Operations	1,389,555	751,909	83,554	119,175	165,097	186,811
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	151,572	146,198	8,736	8,637	21,458	28,271
Transfers between variable and fixed accounts, net	149,188	95,933	(5,208)	(9,838)	(40,775)	32,176
Policy maintenance charges	(129,597)	(130,246)	(13,655)	(14,368)	(35,336)	(38,613)
Policy benefits and terminations	(87,662)	(85,167)	—	(1,339)	(8,582)	(709)
Policy loans and loan repayments	(49,132)	8,576	931	418	(4,408)	(2,675)
Other	3,755	2,450	435	323	118	222
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	38,124	37,744	(8,761)	(16,167)	(67,525)	18,672
NET INCREASE (DECREASE) IN NET ASSETS	1,427,679	789,653	74,793	103,008	97,572	205,483
NET ASSETS
Beginning of Year	4,864,108	4,074,455	426,504	323,496	756,860	551,377
End of Year	$6,291,787	$4,864,108	$501,297	$426,504	$854,432	$756,860

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Large-Cap Growth		Large-Cap Value		Main Street Core
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	90,694	59,140	14,547	1,114	36,704	60,215
Change in net unrealized appreciation (depreciation) on investments	152,078	293,253	306,887	67,238	299,151	87,164
Net Increase (Decrease) in Net Assets Resulting from Operations	242,772	352,393	321,434	68,352	335,855	147,379
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	42,871	43,628	44,813	37,184	39,059	39,473
Transfers between variable and fixed accounts, net	(81,479)	(57,004)	3,146	77,400	(15,364)	(34,852)
Policy maintenance charges	(57,133)	(58,676)	(50,268)	(50,536)	(53,479)	(54,206)
Policy benefits and terminations	(26,610)	(18,104)	(17,457)	(28,432)	(10,859)	(47,094)
Policy loans and loan repayments	5,179	5,618	(20,004)	16,300	(10,764)	1,506
Other	456	380	380	431	140	234
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(116,716)	(84,158)	(39,390)	52,347	(51,267)	(94,939)
NET INCREASE (DECREASE) IN NET ASSETS	126,056	268,235	282,044	120,699	284,588	52,440
NET ASSETS
Beginning of Year	1,243,660	975,425	1,248,686	1,127,987	1,233,674	1,181,234
End of Year	$1,369,716	$1,243,660	$1,530,730	$1,248,686	$1,518,262	$1,233,674

	Mid-Cap Equity		Mid-Cap Growth		Mid-Cap Value
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	109,441	5,793	29,621	50,079	2,856	7,270
Change in net unrealized appreciation (depreciation) on investments	91,745	275,455	125,710	266,939	4,406	(12,122)
Net Increase (Decrease) in Net Assets Resulting from Operations	201,186	281,248	155,331	317,018	7,262	(4,852)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	38,599	47,691	25,851	23,515	3,708	4,159
Transfers between variable and fixed accounts, net	(87,975)	877	2,776	(32,351)	5,325	(20,898)
Policy maintenance charges	(55,096)	(53,093)	(39,162)	(34,301)	(2,639)	(2,842)
Policy benefits and terminations	(20,097)	(9,123)	(6,561)	(8,386)	(212)	(2,702)
Policy loans and loan repayments	(20,987)	10,562	(29,373)	(5,321)	(4,581)	64
Other	149	540	437	262	55	50
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(145,407)	(2,546)	(46,032)	(56,582)	1,656	(22,169)
NET INCREASE (DECREASE) IN NET ASSETS	55,779	278,702	109,299	260,436	8,918	(27,021)
NET ASSETS
Beginning of Year	1,283,144	1,004,442	945,606	685,170	29,702	56,723
End of Year	$1,338,923	$1,283,144	$1,054,905	$945,606	$38,620	$29,702

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Small-Cap Equity		Small-Cap Growth		Small-Cap Index
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	5,279	1,610	27,600	31,427	95,900	1,523
Change in net unrealized appreciation (depreciation) on investments	40,111	9,035	(22,932)	36,723	59,802	183,499
Net Increase (Decrease) in Net Assets Resulting from Operations	45,390	10,645	4,668	68,150	155,702	185,022
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	7,335	7,438	—	—	31,429	36,896
Transfers between variable and fixed accounts, net	(9,282)	(24,044)	(11,796)	(25,543)	(51,889)	48,702
Policy maintenance charges	(8,574)	(8,186)	(6,186)	(6,154)	(47,888)	(42,627)
Policy benefits and terminations	(124)	(674)	(231)	(12,111)	(53,034)	(15,063)
Policy loans and loan repayments	(11,480)	524	(15,437)	—	(16,071)	(3,319)
Other	96	90	1	(2)	401	637
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(22,029)	(24,852)	(33,649)	(43,810)	(137,052)	25,226
NET INCREASE (DECREASE) IN NET ASSETS	23,361	(14,207)	(28,981)	24,340	18,650	210,248
NET ASSETS
Beginning of Year	185,521	199,728	177,821	153,481	1,108,451	898,203
End of Year	$208,882	$185,521	$148,840	$177,821	$1,127,101	$1,108,451

	Small-Cap Value		Value		Value Advantage
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	33,110	22,802	7,290	6,991	297	(1)
Change in net unrealized appreciation (depreciation) on investments	172,587	(39,185)	61,931	(29,325)	74,220	(7,712)
Net Increase (Decrease) in Net Assets Resulting from Operations	205,697	(16,383)	69,221	(22,334)	74,517	(7,713)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	23,397	36,665	15,091	15,090	925	830
Transfers between variable and fixed accounts, net	(7,612)	(102,348)	2,323	1,099	1,865	—
Policy maintenance charges	(30,975)	(27,463)	(16,103)	(17,176)	(2,612)	(1,883)
Policy benefits and terminations	(19,631)	(9,484)	(17,271)	(9,211)	—	—
Policy loans and loan repayments	(15,400)	7,534	1,565	5,992	—	—
Other	906	811	164	198	16	4
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(49,315)	(94,285)	(14,231)	(4,008)	194	(1,049)
NET INCREASE (DECREASE) IN NET ASSETS	156,382	(110,668)	54,990	(26,342)	74,711	(8,762)
NET ASSETS
Beginning of Year	601,312	711,980	326,629	352,971	260,168	268,930
End of Year	$757,694	$601,312	$381,619	$326,629	$334,879	$260,168

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Emerging Markets		International Large-Cap		International Small-Cap
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	11,647	19,037	96,978	4,012	5,585	(2,881)
Change in net unrealized appreciation (depreciation) on investments	(96,837)	126,802	88,148	128,506	8,527	8,206
Net Increase (Decrease) in Net Assets Resulting from Operations	(85,190)	145,839	185,126	132,518	14,112	5,325
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	42,563	59,526	41,257	63,871	4,644	7,131
Transfers between variable and fixed accounts, net	48,213	(41,752)	(68,329)	(11,297)	(2,466)	(13,545)
Policy maintenance charges	(32,301)	(34,644)	(51,811)	(52,912)	(4,792)	(5,557)
Policy benefits and terminations	(2,966)	(12,576)	(20,945)	(8,366)	—	(265)
Policy loans and loan repayments	(26,836)	(2,775)	(46,554)	14,646	307	576
Other	1,988	1,481	1,472	1,469	321	214
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	30,661	(30,740)	(144,910)	7,411	(1,986)	(11,446)
NET INCREASE (DECREASE) IN NET ASSETS	(54,529)	115,099	40,216	139,929	12,126	(6,121)
NET ASSETS
Beginning of Year	1,001,662	886,563	1,324,642	1,184,713	112,723	118,844
End of Year	$947,133	$1,001,662	$1,364,858	$1,324,642	$124,849	$112,723

	International Value		Health Sciences		Real Estate
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	10,999	(2,651)	51,100	19,950	19,404	912
Change in net unrealized appreciation (depreciation) on investments	109,663	(33,959)	129,899	216,216	306,773	(33,529)
Net Increase (Decrease) in Net Assets Resulting from Operations	120,662	(36,610)	180,999	236,166	326,177	(32,617)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	33,310	35,754	60,213	50,087	44,702	56,701
Transfers between variable and fixed accounts, net	(11,382)	20,076	(6,502)	802	20,924	(16,889)
Policy maintenance charges	(30,048)	(30,453)	(70,191)	(74,541)	(37,863)	(39,613)
Policy benefits and terminations	(6,938)	(21,227)	(8,397)	(5,345)	(34,164)	(6,591)
Policy loans and loan repayments	6,530	7,965	(35,605)	(2,477)	(4,980)	(47)
Other	406	418	1,376	1,112	760	976
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(8,122)	12,533	(59,106)	(30,362)	(10,621)	(5,463)
NET INCREASE (DECREASE) IN NET ASSETS	112,540	(24,077)	121,893	205,804	315,556	(38,080)
NET ASSETS
Beginning of Year	603,473	627,550	1,491,098	1,285,294	805,544	843,624
End of Year	$716,013	$603,473	$1,612,991	$1,491,098	$1,121,100	$805,544

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Technology		PSF DFA		Pacific Dynamix -
	Class I		Balanced Allocation Class D		Conservative Growth Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	16,552	8,777	1	—	2	(14)
Change in net unrealized appreciation (depreciation) on investments	63,721	175,129	—	1	425	698
Net Increase (Decrease) in Net Assets Resulting from Operations	80,273	183,906	1	1	427	684
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	16,815	14,659	—	—	1,433	1,433
Transfers between variable and fixed accounts, net	8,399	36,400	—	—	1,760	(35)
Policy maintenance charges	(26,900)	(25,551)	(3)	(4)	(668)	(690)
Policy benefits and terminations	(10,331)	—	—	—	—	—
Policy loans and loan repayments	(18,320)	(6,816)	—	—	—	—
Other	639	392	—	1	11	2
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(29,698)	19,084	(3)	(3)	2,536	710
NET INCREASE (DECREASE) IN NET ASSETS	50,575	202,990	(2)	(2)	2,963	1,394
NET ASSETS
Beginning of Year	565,117	362,127	12	14	6,311	4,917
End of Year	$615,692	$565,117	$10	$12	$9,274	$6,311

	Pacific Dynamix -		Pacific Dynamix -		Portfolio Optimization
	Moderate Growth Class I		Growth Class I		Conservative Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	135,856	4,190	23,504	(6,944)	—	—
Change in net unrealized appreciation (depreciation) on investments	(59,860)	96,464	110,496	139,134	131	412
Net Increase (Decrease) in Net Assets Resulting from Operations	75,996	100,654	134,000	132,190	131	412
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,985	6,292	35,069	34,670	486	486
Transfers between variable and fixed accounts, net	(369,628)	8	1,389	72,864	—	—
Policy maintenance charges	(31,374)	(36,343)	(20,722)	(18,369)	(43)	—
Policy benefits and terminations	—	—	(3,174)	—	—	—
Policy loans and loan repayments	(4,858)	—	(96,124)	59	—	—
Other	8	636	2,659	1,977	11	1
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(403,867)	(29,407)	(80,903)	91,201	454	487
NET INCREASE (DECREASE) IN NET ASSETS	(327,871)	71,247	53,097	223,391	585	899
NET ASSETS
Beginning of Year	793,861	722,614	982,185	758,794	5,687	4,788
End of Year	$465,990	$793,861	$1,035,282	$982,185	$6,272	$5,687

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Portfolio Optimization		Portfolio Optimization		Portfolio Optimization
	Moderate-Conservative Class I		Moderate Class I		Growth Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	197	817	365	285	17,523	56,616
Change in net unrealized appreciation (depreciation) on investments	4,084	5,270	173,724	198,952	429,470	325,108
Net Increase (Decrease) in Net Assets Resulting from Operations	4,281	6,087	174,089	199,237	446,993	381,724
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	8,302	12,366	116,330	115,661	98,399	86,648
Transfers between variable and fixed accounts, net	11	35	5,316	(292)	(4,786)	(79,425)
Policy maintenance charges	(7,955)	(7,428)	(116,173)	(102,990)	(103,860)	(106,409)
Policy benefits and terminations	—	—	—	(22,156)	(47,416)	(50,086)
Policy loans and loan repayments	—	—	650	2,710	17,525	33,527
Other	20	—	2,863	2,406	8,176	7,934
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	378	4,973	8,986	(4,661)	(31,962)	(107,811)
NET INCREASE (DECREASE) IN NET ASSETS	4,659	11,060	183,075	194,576	415,031	273,913
NET ASSETS
Beginning of Year	65,508	54,448	1,894,336	1,699,760	3,412,703	3,138,790
End of Year	$70,167	$65,508	$2,077,411	$1,894,336	$3,827,734	$3,412,703

	Portfolio Optimization		Invesco V.I.		Invesco V.I. International
	Aggressive-Growth Class I		Global Series II		Growth Series II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$571	$4,408	$7,457
Realized gain (loss) on investments	4,894	(1,817)	18,270	4,334	29,569	9,058
Change in net unrealized appreciation (depreciation) on investments	227,466	167,527	5,665	28,348	(11,613)	32,870
Net Increase (Decrease) in Net Assets Resulting from Operations	232,360	165,710	23,935	33,253	22,364	49,385
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	116,376	115,078	2,876	2,606	4,826	5,397
Transfers between variable and fixed accounts, net	—	13,821	(3,748)	615	(3,236)	(12,899)
Policy maintenance charges	(52,967)	(44,657)	(6,179)	(7,565)	(4,958)	(8,547)
Policy benefits and terminations	(33,806)	(951)	(28,006)	—	—	—
Policy loans and loan repayments	(1,612)	12,469	—	—	(2,090)	—
Other	1,956	1,891	(836)	206	5	4
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	29,947	97,651	(35,893)	(4,138)	(5,453)	(16,045)
NET INCREASE (DECREASE) IN NET ASSETS	262,307	263,361	(11,958)	29,115	16,911	33,340
NET ASSETS
Beginning of Year	1,475,965	1,212,604	155,687	126,572	401,456	368,116
End of Year	$1,738,272	$1,475,965	$143,729	$155,687	$418,367	$401,456

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Invesco V.I. Main Street		American Century		American Funds IS Asset
	Small Cap Series I (1)		VP Mid Cap Value Class II		Allocation Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1		$995	$1,068	$2,301	$1,806
Realized gain (loss) on investments	10		722	(264)	5,534	(6,263)
Change in net unrealized appreciation (depreciation) on investments	(4)		15,573	2,099	13,754	5,340
Net Increase (Decrease) in Net Assets Resulting from Operations	7		17,290	2,903	21,589	883
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	155		18,509	17,908	23,433	17,191
Transfers between variable and fixed accounts, net	113		(2,473)	590	(1,298)	(75,465)
Policy maintenance charges	(68)		(4,623)	(4,320)	(2,485)	(3,157)
Policy benefits and terminations	—		—	—	—	—
Policy loans and loan repayments	—		(2,149)	—	(1,486)	1,264
Other	—		55	29	326	265
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	200		9,319	14,207	18,490	(59,902)
NET INCREASE (DECREASE) IN NET ASSETS	207		26,609	17,110	40,079	(59,019)
NET ASSETS
Beginning of Year or Period	—		79,129	62,019	140,072	199,091
End of Year or Period	$207		$105,738	$79,129	$180,151	$140,072

	American Funds IS		American Funds IS		BlackRock 60/40 Target
	Growth Class 4		Growth-Income Class 4		Allocation ETF V.I. Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$666	$1,634	$3,924	$3,801	$7	$—
Realized gain (loss) on investments	150,045	25,172	4,929	3,180	32	(31)
Change in net unrealized appreciation (depreciation) on investments	68,678	319,579	77,323	26,861	(33)	11
Net Increase (Decrease) in Net Assets Resulting from Operations	219,389	346,385	86,176	33,842	6	(20)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	28,597	28,936	16,075	15,509	380	380
Transfers between variable and fixed accounts, net	(1,850)	(39,047)	(1,807)	(5,473)	(385)	(342)
Policy maintenance charges	(41,296)	(36,052)	(18,898)	(19,577)	(3)	(17)
Policy benefits and terminations	(10,361)	(62,499)	(4,592)	(60,879)	—	—
Policy loans and loan repayments	4,591	8,348	1,304	7,720	—	—
Other	1,033	807	203	232	—	1
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(19,286)	(99,507)	(7,715)	(62,468)	(8)	22
NET INCREASE (DECREASE) IN NET ASSETS	200,103	246,878	78,461	(28,626)	(2)	2
NET ASSETS
Beginning of Year	1,023,120	776,242	366,504	395,130	381	379
End of Year	$1,223,223	$1,023,120	$444,965	$366,504	$379	$381

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	BlackRock Basic Value		BlackRock Global Allocation		BNY Mellon VIF
	V.I. Class III		V.I. Class III		Appreciation Service Shares (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$268	$348	$3,544	$8,857	$3	$1
Realized gain (loss) on investments	3,555	(76)	133,147	39,397	161	—
Change in net unrealized appreciation (depreciation) on investments	547	515	(98,747)	87,753	217	50
Net Increase (Decrease) in Net Assets Resulting from Operations	4,370	787	37,944	136,007	381	51
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	4,952	5,105	26,974	64,085	—	—
Transfers between variable and fixed accounts, net	(162)	683	1,343	596	502	983
Policy maintenance charges	(2,905)	(2,814)	(16,668)	(23,364)	(142)	(16)
Policy benefits and terminations	—	—	(358,717)	(103,135)	—	—
Policy loans and loan repayments	(1,185)	(801)	(28,204)	(1,266)	—	—
Other	14	13	796	772	1	(1)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	714	2,186	(374,476)	(62,312)	361	966
NET INCREASE (DECREASE) IN NET ASSETS	5,084	2,973	(336,532)	73,695	742	1,017
NET ASSETS
Beginning of Year or Period	19,694	16,721	774,667	700,972	1,017	—
End of Year or Period	$24,778	$19,694	$438,135	$774,667	$1,759	$1,017

	Fidelity VIP Contrafund		Fidelity VIP Freedom 2015		Fidelity VIP Freedom 2020
	Service Class 2		Portfolio Service Class 2		Portfolio Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$396	$857	$32	$34	$567	$756
Realized gain (loss) on investments	191,020	8,222	157	132	11,790	6,041
Change in net unrealized appreciation (depreciation) on investments	167,899	296,041	75	233	(5,585)	3,588
Net Increase (Decrease) in Net Assets Resulting from Operations	359,315	305,120	264	399	6,772	10,385
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	22,708	20,824	540	540	7,390	9,412
Transfers between variable and fixed accounts, net	15,857	(439)	(461)	(416)	(770)	(686)
Policy maintenance charges	(44,705)	(44,509)	(105)	(122)	(20,236)	(18,504)
Policy benefits and terminations	(10,539)	(2,723)	—	—	(6,033)	—
Policy loans and loan repayments	1,878	(3,365)	—	—	—	—
Other	1,428	1,059	4	6	292	286
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(13,373)	(29,153)	(22)	8	(19,357)	(9,492)
NET INCREASE (DECREASE) IN NET ASSETS	345,942	275,967	242	407	(12,585)	893
NET ASSETS
Beginning of Year	1,307,487	1,031,520	3,975	3,568	80,312	79,419
End of Year	$1,653,429	$1,307,487	$4,217	$3,975	$67,727	$80,312

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Fidelity VIP Freedom 2025		Fidelity VIP Freedom 2030		Fidelity VIP Freedom 2035
	Portfolio Service Class 2		Portfolio Service Class 2		Portfolio Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$60	$57	$123	$114	$—	$—
Realized gain (loss) on investments	260	60	3,647	367	33	418
Change in net unrealized appreciation (depreciation) on investments	384	589	(2,507)	1,350	(2)	(384)
Net Increase (Decrease) in Net Assets Resulting from Operations	704	706	1,263	1,831	31	34
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,811	1,811	3,151	3,566	1,215	1,424
Transfers between variable and fixed accounts, net	(66)	(823)	(14,206)	(1,071)	918	(2,644)
Policy maintenance charges	(647)	(738)	(1,738)	(1,683)	(10)	(174)
Policy benefits and terminations	—	—	—	—	(1,612)	—
Policy loans and loan repayments	—	—	—	—	—	—
Other	14	124	30	28	3	(75)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,112	374	(12,763)	840	514	(1,469)
NET INCREASE (DECREASE) IN NET ASSETS	1,816	1,080	(11,500)	2,671	545	(1,435)
NET ASSETS
Beginning of Year	7,332	6,252	14,122	11,451	1,225	2,660
End of Year	$9,148	$7,332	$2,622	$14,122	$1,770	$1,225

	Fidelity VIP Freedom 2045		Fidelity VIP Government		Fidelity VIP
	Portfolio Service Class 2		Money Market Service Class		Growth Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$183	$251	$50	$1,811	$—	$16
Realized gain (loss) on investments	4,366	977	—	—	28,861	4,660
Change in net unrealized appreciation (depreciation) on investments	507	4,369	—	—	(564)	33,143
Net Increase (Decrease) in Net Assets Resulting from Operations	5,056	5,597	50	1,811	28,297	37,819
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	3,625	4,371	97,767	107,272	10,338	2,587
Transfers between variable and fixed accounts, net	(11,892)	5,276	83,250	38,037	15,377	45,514
Policy maintenance charges	(1,133)	(839)	(102,815)	(108,010)	(6,777)	(5,201)
Policy benefits and terminations	—	—	(23,545)	(364,242)	—	—
Policy loans and loan repayments	(6,354)	—	(2,227)	1,786	(7,887)	—
Other	55	11	1,122	455	64	24
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(15,699)	8,819	53,552	(324,702)	11,115	42,924
NET INCREASE (DECREASE) IN NET ASSETS	(10,643)	14,416	53,602	(322,891)	39,412	80,743
NET ASSETS
Beginning of Year	39,437	25,021	488,519	811,410	117,040	36,297
End of Year	$28,794	$39,437	$542,121	$488,519	$156,452	$117,040

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Fidelity VIP		Fidelity VIP Value		Templeton
	Mid Cap Service Class 2		Strategies Service Class 2		Foreign VIP Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,915	$1,813	$114	$151	$4,504	$6,424
Realized gain (loss) on investments	135,675	(2,046)	4,669	3,535	(101)	(377)
Change in net unrealized appreciation (depreciation) on investments	11,724	87,018	(2,272)	(5,645)	4,729	(8,813)
Net Increase (Decrease) in Net Assets Resulting from Operations	150,314	86,785	2,511	(1,959)	9,132	(2,766)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	23,963	13,265	1,765	1,892	1,406	1,195
Transfers between variable and fixed accounts, net	170,163	3,835	(111)	(16,057)	10,746	48
Policy maintenance charges	(25,848)	(22,388)	(1,246)	(1,384)	(2,663)	(2,139)
Policy benefits and terminations	(20,054)	(473)	(781)	—	—	—
Policy loans and loan repayments	(15,993)	4,826	(4,442)	—	—	—
Other	1,372	848	20	29	8	5
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	133,603	(87)	(4,795)	(15,520)	9,497	(891)
NET INCREASE (DECREASE) IN NET ASSETS	283,917	86,698	(2,284)	(17,479)	18,629	(3,657)
NET ASSETS
Beginning of Year	560,410	473,712	12,392	29,871	218,182	221,839
End of Year	$844,327	$560,410	$10,108	$12,392	$236,811	$218,182

	Templeton		Janus Henderson		Janus Henderson
	Global Bond VIP Class 2		Enterprise Service Shares		Overseas Service Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$11,911	$409	$—	$1,772	$1,546
Realized gain (loss) on investments	(26,797)	(3,063)	16,417	9,251	73	(1,150)
Change in net unrealized appreciation (depreciation) on investments	23,201	(16,711)	9,143	16,720	18,814	20,765
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,596)	(7,863)	25,969	25,971	20,659	21,161
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	4,684	25,859	2,874	2,967	4,502	3,938
Transfers between variable and fixed accounts, net	(114,712)	12,910	(10,270)	16,810	4,793	(193)
Policy maintenance charges	(3,031)	(5,146)	(6,295)	(5,547)	(6,948)	(6,060)
Policy benefits and terminations	(11,418)	—	—	—	—	—
Policy loans and loan repayments	(4,102)	(5,428)	(2,440)	—	—	—
Other	(39)	364	105	72	483	336
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(128,618)	28,559	(16,026)	14,302	2,830	(1,979)
NET INCREASE (DECREASE) IN NET ASSETS	(132,214)	20,696	9,943	40,273	23,489	19,182
NET ASSETS
Beginning of Year	156,720	136,024	163,842	123,569	153,877	134,695
End of Year	$24,506	$156,720	$173,785	$163,842	$177,366	$153,877

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Lazard Retirement Global		ClearBridge Variable		ClearBridge Variable
	Dynamic Multi-Asset Service Shares		Aggressive Growth - Class II		Mid Cap - Class II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3	$—	$472	$1,362	$6	$6
Realized gain (loss) on investments	—	1	80,354	21,733	2,609	95
Change in net unrealized appreciation (depreciation) on investments	8	2	(54,377)	17,543	2,584	2,437
Net Increase (Decrease) in Net Assets Resulting from Operations	11	3	26,449	40,638	5,199	2,538
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	56	42	11,064	13,019	3,724	3,663
Transfers between variable and fixed accounts, net	—	—	(10,214)	4	(1,348)	365
Policy maintenance charges	(30)	(32)	(14,589)	(16,490)	(1,637)	(1,591)
Policy benefits and terminations	—	—	—	—	—	—
Policy loans and loan repayments	—	—	(4,371)	—	—	—
Other	1	—	721	551	42	20
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	27	10	(17,389)	(2,916)	781	2,457
NET INCREASE (DECREASE) IN NET ASSETS	38	13	9,060	37,722	5,980	4,995
NET ASSETS
Beginning of Year	82	69	270,162	232,440	17,737	12,742
End of Year	$120	$82	$279,222	$270,162	$23,717	$17,737

	Western Asset Variable	Lord Abbett		Lord Abbett
	Global High Yield Bond - Class II (1)	Bond Debenture Class VC		Developing Growth Class VC
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$531	$1,899	$—	$—
Realized gain (loss) on investments	(72)	2,993	(457)	91,847	33,557
Change in net unrealized appreciation (depreciation) on investments	(59)	(1,582)	2,194	(107,900)	114,476
Net Increase (Decrease) in Net Assets Resulting from Operations	(131)	1,942	3,636	(16,053)	148,033
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,822	696	551	1,468	3,651
Transfers between variable and fixed accounts, net	(7,986)	1,580	(8,210)	35,336	53,560
Policy maintenance charges	(243)	(3,276)	(4,784)	(14,748)	(8,896)
Policy benefits and terminations	—	(35,423)	—	—	—
Policy loans and loan repayments	—	—	—	(9,079)	—
Other	—	(275)	72	80	363
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(5,407)	(36,698)	(12,371)	13,057	48,678
NET INCREASE (DECREASE) IN NET ASSETS	(5,538)	(34,756)	(8,735)	(2,996)	196,711
NET ASSETS
Beginning of Year or Period	5,538	52,294	61,029	385,523	188,812
End of Year or Period	$—	$17,538	$52,294	$382,527	$385,523

(1) All units were fully redeemed or transferred prior to December 31, 2020 (See Financial Highlights for date of full redemption).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Lord Abbett		Lord Abbett
	Fundamental Equity Class VC		Total Return Class VC		M Capital Appreciation
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$79	$111	$1,484	$3,968	$—	$—
Realized gain (loss) on investments	357	(2,264)	314	2,951	17,648	(5,927)
Change in net unrealized appreciation (depreciation) on investments	1,803	1,229	(3,261)	3,605	(1,439)	17,651
Net Increase (Decrease) in Net Assets Resulting from Operations	2,239	(924)	(1,463)	10,524	16,209	11,724
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	692	1,239	12,404	26,468	3,377	3,833
Transfers between variable and fixed accounts, net	(182)	(4,822)	(91,188)	25,987	(4,206)	(5,178)
Policy maintenance charges	(433)	(517)	(4,046)	(5,625)	(2,058)	(1,959)
Policy benefits and terminations	—	—	—	—	—	—
Policy loans and loan repayments	(1,982)	—	(9,630)	—	(2,139)	(1,789)
Other	48	37	63	187	170	151
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(1,857)	(4,063)	(92,397)	47,017	(4,856)	(4,942)
NET INCREASE (DECREASE) IN NET ASSETS	382	(4,987)	(93,860)	57,541	11,353	6,782
NET ASSETS
Beginning of Year	9,784	14,771	172,142	114,601	94,764	87,982
End of Year	$10,166	$9,784	$78,282	$172,142	$106,117	$94,764

	M International Equity (1)	M Large Cap Growth		M Large Cap Value
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,964	$—	$—	$59	$90
Realized gain (loss) on investments	(30)	8,498	3,905	284	(299)
Change in net unrealized appreciation (depreciation) on investments	(4,629)	(5,027)	4,140	651	(681)
Net Increase (Decrease) in Net Assets Resulting from Operations	305	3,471	8,045	994	(890)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	7,774	480	3,234	—	—
Transfers between variable and fixed accounts, net	202,644	(22,941)	(41)	—	—
Policy maintenance charges	(1,826)	(648)	(1,396)	(162)	(158)
Policy benefits and terminations	—	—	—	—	—
Policy loans and loan repayments	—	(4,098)	(4,440)	(1,930)	(2,204)
Other	376	6	40	7	9
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	208,968	(27,201)	(2,603)	(2,085)	(2,353)
NET INCREASE (DECREASE) IN NET ASSETS	209,273	(23,730)	5,442	(1,091)	(3,243)
NET ASSETS
Beginning of Year or Period	—	37,290	31,848	5,006	8,249
End of Year or Period	$209,273	$13,560	$37,290	$3,915	$5,006

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	MFS New Discovery Series -		MFS Utilities Series -		MFS Value Series -
	Service Class		Service Class		Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$1,597	$3,749	$327	$223
Realized gain (loss) on investments	28,923	11,516	13,186	13,729	1,104	519
Change in net unrealized appreciation (depreciation) on investments	(28,522)	35,002	(966)	(11,054)	4,045	(1,467)
Net Increase (Decrease) in Net Assets Resulting from Operations	401	46,518	13,817	6,424	5,476	(725)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	4,589	3,741	7,158	7,027	4,685	4,805
Transfers between variable and fixed accounts, net	19,049	2,563	(14,883)	(53,510)	2,581	(20,718)
Policy maintenance charges	(5,182)	(4,284)	(6,078)	(10,214)	(854)	(1,852)
Policy benefits and terminations	—	—	(10,789)	—	—	—
Policy loans and loan repayments	39	—	(5,889)	(2,857)	(225)	—
Other	206	146	461	462	1	—
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	18,701	2,166	(30,020)	(59,092)	6,188	(17,765)
NET INCREASE (DECREASE) IN NET ASSETS	19,102	48,684	(16,203)	(52,668)	11,664	(18,490)
NET ASSETS
Beginning of Year	146,916	98,232	128,017	180,685	20,901	39,391
End of Year	$166,018	$146,916	$111,814	$128,017	$32,565	$20,901

	Neuberger Berman		PIMCO Global Managed		PIMCO Income -
	Sustainable Equity Class I (1)		Asset Allocation - Advisor Class		Administrative Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$24	$—	$2,688	$7,651	$99	$119
Realized gain (loss) on investments	253	—	12,526	1,799	—	(1)
Change in net unrealized appreciation (depreciation) on investments	949	1	(1,465)	6,470	(34)	48
Net Increase (Decrease) in Net Assets Resulting from Operations	1,226	1	13,749	15,920	65	166
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	6,894	170	1,108	1,068	—	—
Transfers between variable and fixed accounts, net	—	—	—	—	1,100	679
Policy maintenance charges	(1,862)	—	(2,167)	(3,011)	(351)	(339)
Policy benefits and terminations	—	—	—	—	—	—
Policy loans and loan repayments	—	—	(2,618)	—	—	—
Other	(1)	—	223	187	—	—
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	5,031	170	(3,454)	(1,756)	749	340
NET INCREASE (DECREASE) IN NET ASSETS	6,257	171	10,295	14,164	814	506
NET ASSETS
Beginning of Year or Period	171	—	111,361	97,197	2,939	2,433
End of Year or Period	$6,428	$171	$121,656	$111,361	$3,753	$2,939

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Royce		State Street		T. Rowe Price
	Micro-Cap Service Class		Total Return V.I.S. Class 3		Blue Chip Growth - II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$94	$60	$—	$—
Realized gain (loss) on investments	1,742	(3,495)	688	(2,420)	149,218	44,857
Change in net unrealized appreciation (depreciation) on investments	4,967	7,118	(209)	821	50,216	260,335
Net Increase (Decrease) in Net Assets Resulting from Operations	6,709	3,623	573	(1,539)	199,434	305,192
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	3,305	9,751	1,647	597	42,786	31,912
Transfers between variable and fixed accounts, net	9,516	(11,835)	—	—	14,364	139,965
Policy maintenance charges	(1,617)	(1,454)	(1,099)	(1,071)	(34,111)	(33,911)
Policy benefits and terminations	—	—	—	—	(45,746)	—
Policy loans and loan repayments	(148)	—	180	(5,470)	(9,920)	(1,949)
Other	27	(1)	9	227	1,158	817
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	11,083	(3,539)	737	(5,717)	(31,469)	136,834
NET INCREASE (DECREASE) IN NET ASSETS	17,792	84	1,310	(7,256)	167,965	442,026
NET ASSETS
Beginning of Year	18,867	18,783	3,803	11,059	1,163,395	721,369
End of Year	$36,659	$18,867	$5,113	$3,803	$1,331,360	$1,163,395

	T. Rowe Price		VanEck VIP
	Equity Income - II		Global Resources Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,834	$6,345	$1,874	$2,904
Realized gain (loss) on investments	31,577	3,317	890	(17,708)
Change in net unrealized appreciation (depreciation) on investments	53,210	(8,738)	69,509	85,300
Net Increase (Decrease) in Net Assets Resulting from Operations	90,621	924	72,273	70,496
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	9,695	10,272	22,813	35,012
Transfers between variable and fixed accounts, net	15,728	676	(5,969)	(8,943)
Policy maintenance charges	(13,878)	(11,997)	(24,973)	(23,826)
Policy benefits and terminations	—	(3,814)	(10,730)	(5,446)
Policy loans and loan repayments	(2,704)	(2,361)	(5,263)	5,209
Other	907	734	967	736
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	9,748	(6,490)	(23,155)	2,742
NET INCREASE (DECREASE) IN NET ASSETS	100,369	(5,566)	49,118	73,238
NET ASSETS
Beginning of Year	349,597	355,163	395,358	322,120
End of Year	$449,966	$349,597	$444,476	$395,358

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS

A summary of accumulation unit values (“AUV”), units outstanding, net assets, investment income ratios, expense ratios, and total returns  for each year or period ended December 31 are presented in the table below.

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Core Income Class I
2021	$12.75	30	$380	0.00%	0.00%	(0.39)%
2020	12.80	30	380	0.00%	0.00%	9.58%
12/27/2019 - 12/31/2019	11.68	32	379	0.00%	0.00%	(0.23)%
Diversified Bond Class I
2021	$20.24	15,643	$316,639	0.00%	0.00%	(1.93)%
2020	20.64	11,636	240,163	0.00%	0.00%	10.35%
2019	18.70	12,756	238,577	0.00%	0.00%	13.00%
2018	16.55	9,186	152,046	0.00%	0.00%	(1.36)%
2017	16.78	9,527	159,856	0.00%	0.00%	6.88%
Floating Rate Income Class I
2021	$13.79	8,268	$113,981	0.00%	0.00%	4.62%
2020	13.18	7,695	101,400	0.00%	0.00%	4.71%
2019	12.58	7,719	97,136	0.00%	0.00%	8.11%
2018	11.64	27	315	0.00%	0.00%	(0.03)%
2017	11.64	22	255	0.00%	0.00%	3.76%
High Yield Bond Class I
2021	$33.26	15,717	$522,748	0.00%	0.00%	5.42%
2020	31.55	16,535	521,682	0.00%	0.00%	5.74%
2019	29.84	14,932	445,513	0.00%	0.00%	13.98%
2018	26.18	16,430	430,074	0.00%	0.00%	(3.27)%
2017	27.06	17,282	467,669	0.00%	0.00%	7.75%
Inflation Managed Class I
2021	$30.02	21,364	$641,375	0.00%	0.00%	5.69%
2020	28.40	21,891	621,806	0.00%	0.00%	11.42%
2019	25.49	22,625	576,801	0.00%	0.00%	8.64%
2018	23.47	25,488	598,098	0.00%	0.00%	(2.15)%
2017	23.98	26,905	645,248	0.00%	0.00%	3.68%
Managed Bond Class I
2021	$30.51	51,825	$1,581,008	0.00%	0.00%	(1.13)%
2020	30.86	49,287	1,520,814	0.00%	0.00%	8.34%
2019	28.48	49,616	1,413,100	0.00%	0.00%	8.49%
2018	26.25	54,872	1,440,493	0.00%	0.00%	(0.60)%
2017	26.41	56,897	1,502,711	0.00%	0.00%	4.72%
Short Duration Bond Class I
2021	$14.26	14,943	$213,068	0.00%	0.00%	(0.45)%
2020	14.32	13,107	187,742	0.00%	0.00%	3.73%
2019	13.81	14,629	201,990	0.00%	0.00%	4.22%
2018	13.25	18,661	247,222	0.00%	0.00%	1.14%
2017	13.10	19,455	254,845	0.00%	0.00%	1.26%
Emerging Markets Debt Class I
2021	$12.45	6,814	$84,837	0.00%	0.00%	(6.12)%
2020	13.26	6,706	88,937	0.00%	0.00%	1.75%
2019	13.03	6,651	86,690	0.00%	0.00%	9.52%
2018	11.90	6,844	81,460	0.00%	0.00%	(5.45)%
2017	12.59	6,514	82,001	0.00%	0.00%	13.09%
Dividend Growth Class I
2021	$52.97	11,259	$596,361	0.00%	0.00%	25.80%
2020	42.11	10,839	456,376	0.00%	0.00%	13.44%
2019	37.12	10,562	392,046	0.00%	0.00%	30.64%
2018	28.41	11,099	315,348	0.00%	0.00%	(1.28)%
2017	28.78	12,588	362,308	0.00%	0.00%	19.07%
Equity Index Class I
2021	$47.23	133,207	$6,291,787	0.00%	0.00%	28.37%
2020	36.79	132,196	4,864,108	0.00%	0.00%	18.11%
2019	31.15	130,787	4,074,455	0.00%	0.00%	31.10%
2018	23.76	131,468	3,124,144	0.00%	0.00%	(4.73)%
2017	24.94	140,919	3,514,976	0.00%	0.00%	21.48%

See Notes to Financial Statements	See explanation of references on page SA-36

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Focused Growth Class I
2021	$107.32	4,671	$501,297	0.00%	0.00%	19.79%
2020	89.59	4,761	426,504	0.00%	0.00%	38.29%
2019	64.78	4,994	323,496	0.00%	0.00%	35.46%
2018	47.82	5,207	249,035	0.00%	0.00%	4.99%
2017	45.55	6,697	305,055	0.00%	0.00%	29.50%
Growth Class I
2021	$39.25	21,767	$854,432	0.00%	0.00%	23.42%
2020	31.80	23,798	756,860	0.00%	0.00%	31.56%
2019	24.17	22,809	551,377	0.00%	0.00%	38.13%
2018	17.50	24,066	421,170	0.00%	0.00%	2.40%
2017	17.09	25,507	435,903	0.00%	0.00%	31.64%
Large-Cap Growth Class I
2021	$45.83	29,886	$1,369,716	0.00%	0.00%	20.27%
2020	38.11	32,636	1,243,660	0.00%	0.00%	38.35%
2019	27.54	35,412	975,425	0.00%	0.00%	32.34%
2018	20.81	39,146	814,735	0.00%	0.00%	1.89%
2017	20.43	43,558	889,754	0.00%	0.00%	33.69%
Large-Cap Value Class I
2021	$42.97	35,624	$1,530,730	0.00%	0.00%	26.12%
2020	34.07	36,650	1,248,686	0.00%	0.00%	5.87%
2019	32.18	35,051	1,127,987	0.00%	0.00%	28.46%
2018	25.05	38,149	955,681	0.00%	0.00%	(9.35)%
2017	27.63	43,053	1,189,754	0.00%	0.00%	13.95%
Main Street Core Class I
2021	$43.37	35,010	$1,518,262	0.00%	0.00%	27.76%
2020	33.94	36,346	1,233,674	0.00%	0.00%	13.94%
2019	29.79	39,650	1,181,234	0.00%	0.00%	32.13%
2018	22.55	41,664	939,396	0.00%	0.00%	(7.74)%
2017	24.44	43,378	1,060,103	0.00%	0.00%	17.08%
Mid-Cap Equity Class I
2021	$75.40	17,758	$1,338,923	0.00%	0.00%	16.40%
2020	64.78	19,809	1,283,144	0.00%	0.00%	27.51%
2019	50.80	19,773	1,004,442	0.00%	0.00%	20.84%
2018	42.04	20,879	877,694	0.00%	0.00%	(9.72)%
2017	46.56	22,161	1,031,843	0.00%	0.00%	24.27%
Mid-Cap Growth Class I
2021	$58.49	18,036	$1,054,905	0.00%	0.00%	16.67%
2020	50.13	18,863	945,606	0.00%	0.00%	50.14%
2019	33.39	20,520	685,170	0.00%	0.00%	38.45%
2018	24.12	21,998	530,545	0.00%	0.00%	0.16%
2017	24.08	22,655	545,481	0.00%	0.00%	27.49%
Mid-Cap Value Class I
2021	$53.54	721	$38,620	0.00%	0.00%	27.03%
2020	42.14	705	29,702	0.00%	0.00%	5.52%
2019	39.94	1,420	56,723	0.00%	0.00%	29.94%
2018	30.74	1,632	50,179	0.00%	0.00%	(14.79)%
2017	36.07	1,984	71,570	0.00%	0.00%	15.46%
Small-Cap Equity Class I
2021	$47.91	4,360	$208,882	0.00%	0.00%	26.46%
2020	37.88	4,897	185,521	0.00%	0.00%	5.42%
2019	35.94	5,558	199,728	0.00%	0.00%	23.96%
2018	28.99	5,672	164,438	0.00%	0.00%	(12.91)%
2017	33.29	5,986	199,264	0.00%	0.00%	8.72%
Small-Cap Growth Class I
2021	$37.94	3,923	$148,840	0.00%	0.00%	1.69%
2020	37.31	4,766	177,821	0.00%	0.00%	55.58%
2019	23.98	6,400	153,481	0.00%	0.00%	31.90%
2018	18.18	6,936	126,115	0.00%	0.00%	5.55%
2017	17.23	7,475	128,759	0.00%	0.00%	30.21%

See Notes to Financial Statements	See explanation of references on page SA-36

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Small-Cap Index Class I
2021	$55.01	20,490	$1,127,101	0.00%	0.00%	14.24%
2020	48.15	23,020	1,108,451	0.00%	0.00%	19.16%
2019	40.41	22,227	898,203	0.00%	0.00%	24.80%
2018	32.38	23,061	746,748	0.00%	0.00%	(11.55)%
2017	36.61	24,701	904,346	0.00%	0.00%	14.06%
Small-Cap Value Class I
2021	$78.21	9,687	$757,694	0.00%	0.00%	35.61%
2020	57.68	10,425	601,312	0.00%	0.00%	3.44%
2019	55.76	12,768	711,980	0.00%	0.00%	22.58%
2018	45.49	13,655	621,113	0.00%	0.00%	(16.29)%
2017	54.34	14,433	784,305	0.00%	0.00%	8.65%
Value Class I
2021	$31.80	12,002	$381,619	0.00%	0.00%	21.64%
2020	26.14	12,496	326,629	0.00%	0.00%	(6.94)%
2019	28.09	12,567	352,971	0.00%	0.00%	24.72%
2018	22.52	13,567	305,536	0.00%	0.00%	(12.37)%
2017	25.70	14,661	376,788	0.00%	0.00%	17.76%
Value Advantage Class I
2021	$24.41	13,717	$334,879	0.00%	0.00%	28.52%
2020	18.99	13,697	260,168	0.00%	0.00%	(2.78)%
2019	19.54	13,765	268,930	0.00%	0.00%	26.96%
2018	15.39	13,815	212,591	0.00%	0.00%	(9.06)%
2017	16.92	13,859	234,524	0.00%	0.00%	14.32%
Emerging Markets Class I
2021	$71.27	13,289	$947,133	0.00%	0.00%	(8.28)%
2020	77.71	12,890	1,001,662	0.00%	0.00%	17.33%
2019	66.23	13,385	886,563	0.00%	0.00%	25.60%
2018	52.73	13,901	733,021	0.00%	0.00%	(11.99)%
2017	59.92	16,485	987,785	0.00%	0.00%	34.52%
International Large-Cap Class I
2021	$32.26	42,311	$1,364,858	0.00%	0.00%	14.78%
2020	28.10	47,133	1,324,642	0.00%	0.00%	10.74%
2019	25.38	46,681	1,184,713	0.00%	0.00%	28.03%
2018	19.82	49,440	980,029	0.00%	0.00%	(11.81)%
2017	22.48	51,419	1,155,761	0.00%	0.00%	27.51%
International Small-Cap Class I
2021	$19.79	6,309	$124,849	0.00%	0.00%	13.87%
2020	17.38	6,487	112,723	0.00%	0.00%	8.42%
2019	16.03	7,415	118,844	0.00%	0.00%	20.07%
2018	13.35	7,139	95,300	0.00%	0.00%	(22.16)%
2017	17.15	6,577	112,783	0.00%	0.00%	31.92%
International Value Class I
2021	$14.66	48,852	$716,013	0.00%	0.00%	20.36%
2020	12.18	49,557	603,473	0.00%	0.00%	(7.17)%
2019	13.12	47,840	627,550	0.00%	0.00%	16.60%
2018	11.25	46,321	521,121	0.00%	0.00%	(14.96)%
2017	13.23	49,760	658,272	0.00%	0.00%	21.57%
Health Sciences Class I
2021	$110.35	14,617	$1,612,991	0.00%	0.00%	12.38%
2020	98.19	15,186	1,491,098	0.00%	0.00%	18.79%
2019	82.66	15,549	1,285,294	0.00%	0.00%	25.77%
2018	65.72	15,743	1,034,671	0.00%	0.00%	7.90%
2017	60.91	20,010	1,218,896	0.00%	0.00%	23.97%
Real Estate Class I
2021	$90.29	12,417	$1,121,100	0.00%	0.00%	40.32%
2020	64.34	12,520	805,544	0.00%	0.00%	(3.28)%
2019	66.52	12,682	843,624	0.00%	0.00%	31.28%
2018	50.67	13,209	669,292	0.00%	0.00%	(7.45)%
2017	54.75	16,842	922,097	0.00%	0.00%	3.24%

See Notes to Financial Statements	See explanation of references on page SA-36

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Technology Class I
2021	$33.89	18,169	$615,692	0.00%	0.00%	13.86%
2020	29.76	18,988	565,117	0.00%	0.00%	47.24%
2019	20.21	17,915	362,127	0.00%	0.00%	36.32%
2018	14.83	18,589	275,640	0.00%	0.00%	1.79%
2017	14.57	15,313	223,071	0.00%	0.00%	38.78%
PSF DFA Balanced Allocation Class D
2021	$16.87	1	$10	0.00%	0.00%	12.50%
2020	15.00	1	12	0.00%	0.00%	12.11%
2019	13.38	1	14	0.00%	0.00%	19.75%
2018	11.17	1	16	0.00%	0.00%	(6.19)%
11/06/2017 - 12/31/2017	11.91	2	23	0.00%	0.00%	1.91%
Pacific Dynamix - Conservative Growth Class I
2021	$25.23	368	$9,274	0.00%	0.00%	6.44%
2020	23.70	266	6,311	0.00%	0.00%	12.21%
2019	21.12	233	4,917	0.00%	0.00%	15.47%
2018	18.29	194	3,556	0.00%	0.00%	(3.84)%
2017	19.02	159	3,021	0.00%	0.00%	9.94%
Pacific Dynamix - Moderate Growth Class I
2021	$31.45	14,818	$465,990	0.00%	0.00%	10.62%
2020	28.43	27,924	793,861	0.00%	0.00%	14.58%
2019	24.81	29,123	722,614	0.00%	0.00%	18.94%
2018	20.86	30,350	633,150	0.00%	0.00%	(5.53)%
2017	22.08	31,630	698,450	0.00%	0.00%	13.79%
Pacific Dynamix - Growth Class I
2021	$38.42	26,948	$1,035,282	0.00%	0.00%	14.33%
2020	33.60	29,231	982,185	0.00%	0.00%	15.79%
2019	29.02	26,148	758,794	0.00%	0.00%	22.94%
2018	23.61	25,597	604,216	0.00%	0.00%	(7.28)%
2017	25.46	24,537	624,680	0.00%	0.00%	17.52%
Portfolio Optimization Conservative Class I
2021	$15.85	396	$6,272	0.00%	0.00%	2.20%
2020	15.50	367	5,687	0.00%	0.00%	7.88%
2019	14.37	333	4,788	0.00%	0.00%	12.20%
2018	12.81	1,946	24,926	0.00%	0.00%	(3.38)%
2017	13.26	2,109	27,960	0.00%	0.00%	7.37%
Portfolio Optimization Moderate-Conservative Class I
2021	$18.33	3,827	$70,167	0.00%	0.00%	6.28%
2020	17.25	3,797	65,508	0.00%	0.00%	9.97%
2019	15.69	3,471	54,448	0.00%	0.00%	15.28%
2018	13.61	3,735	50,826	0.00%	0.00%	(4.99)%
2017	14.32	4,823	69,078	0.00%	0.00%	10.79%
Portfolio Optimization Moderate Class I
2021	$20.63	100,676	$2,077,411	0.00%	0.00%	9.18%
2020	18.90	100,232	1,894,336	0.00%	0.00%	11.83%
2019	16.90	100,574	1,699,760	0.00%	0.00%	18.46%
2018	14.27	103,249	1,473,066	0.00%	0.00%	(6.55)%
2017	15.27	83,993	1,282,333	0.00%	0.00%	13.22%
Portfolio Optimization Growth Class I
2021	$23.12	165,533	$3,827,734	0.00%	0.00%	13.12%
2020	20.44	166,943	3,412,703	0.00%	0.00%	12.72%
2019	18.13	173,080	3,138,790	0.00%	0.00%	21.65%
2018	14.91	192,800	2,874,065	0.00%	0.00%	(8.19)%
2017	16.24	201,892	3,278,129	0.00%	0.00%	16.38%
Portfolio Optimization Aggressive-Growth Class I
2021	$24.34	71,411	$1,738,272	0.00%	0.00%	15.68%
2020	21.04	70,145	1,475,965	0.00%	0.00%	12.46%
2019	18.71	64,807	1,212,604	0.00%	0.00%	23.76%
2018	15.12	65,138	984,815	0.00%	0.00%	(9.39)%
2017	16.69	68,566	1,144,094	0.00%	0.00%	18.60%

See Notes to Financial Statements	See explanation of references on page SA-36

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Invesco V.I. Global Series II
2021	$27.72	5,185	$143,729	0.00%	0.00%	15.17%
2020	24.07	6,468	155,687	0.45%	0.00%	27.34%
2019	18.90	6,696	126,572	0.64%	0.00%	31.45%
2018	14.38	6,962	100,107	0.79%	0.00%	(13.39)%
2017	16.60	7,077	117,502	0.69%	0.00%	36.32%
Invesco V.I. International Growth Series II
2021	$19.29	21,686	$418,367	1.07%	0.00%	5.61%
2020	18.27	21,976	401,456	2.04%	0.00%	13.74%
2019	16.06	22,920	368,116	1.30%	0.00%	28.24%
2018	12.52	22,657	283,756	1.81%	0.00%	(15.20)%
2017	14.77	22,336	329,908	1.46%	0.00%	22.73%
Invesco V.I. Main Street Small Cap Series I (4)
08/24/2021 - 12/31/2021	$16.56	13	$207	1.08%	0.00%	4.78%
American Century VP Mid Cap Value Class II
2021	$30.16	3,506	$105,738	1.09%	0.00%	23.02%
2020	24.51	3,228	79,129	1.73%	0.00%	1.11%
2019	24.25	2,558	62,019	1.91%	0.00%	28.99%
2018	18.80	2,260	42,471	1.33%	0.00%	(12.96)%
2017	21.59	3,986	86,072	1.40%	0.00%	11.47%
American Funds IS Asset Allocation Class 4
2021	$41.77	4,313	$180,151	1.43%	0.00%	14.84%
2020	36.37	3,851	140,072	1.32%	0.00%	12.16%
2019	32.43	6,139	199,091	1.67%	0.00%	20.93%
2018	26.82	7,284	195,355	1.48%	0.00%	(4.83)%
2017	28.18	7,103	200,157	1.42%	0.00%	15.91%
American Funds IS Growth Class 4
2021	$74.43	16,434	$1,223,223	0.06%	0.00%	21.68%
2020	61.17	16,726	1,023,120	0.20%	0.00%	51.71%
2019	40.32	19,252	776,242	0.55%	0.00%	30.44%
2018	30.91	22,020	680,637	0.25%	0.00%	(0.50)%
2017	31.07	24,323	755,628	0.45%	0.00%	27.98%
American Funds IS Growth-Income Class 4
2021	$46.86	9,497	$444,965	0.96%	0.00%	23.80%
2020	37.85	9,684	366,504	1.14%	0.00%	13.25%
2019	33.42	11,823	395,130	1.50%	0.00%	25.85%
2018	26.55	12,648	335,878	1.23%	0.00%	(2.06)%
2017	27.11	13,228	358,633	1.30%	0.00%	22.08%
BlackRock 60/40 Target Allocation ETF V.I. Class I
2021	$16.86	22	$379	See Note (5)	0.00%	11.99%
2020	15.05	25	381	0.00%	0.00%	14.67%
12/27/2019 - 12/31/2019	13.13	29	379	See Note (5)	0.00%	(0.27)%
BlackRock Basic Value V.I. Class III
2021	$30.28	818	$24,778	1.12%	0.00%	21.34%
2020	24.96	789	19,694	2.16%	0.00%	3.13%
2019	24.20	691	16,721	0.71%	0.00%	23.53%
2018	19.59	2,882	56,456	1.12%	0.00%	(8.11)%
2017	21.32	4,575	97,528	1.37%	0.00%	8.01%
BlackRock Global Allocation V.I. Class III
2021	$29.85	14,679	$438,135	0.74%	0.00%	6.42%
2020	28.05	27,620	774,667	1.28%	0.00%	20.71%
2019	23.24	30,168	700,972	1.29%	0.00%	17.76%
2018	19.73	29,411	580,337	0.86%	0.00%	(7.58)%
2017	21.35	29,588	631,706	1.37%	0.00%	13.71%
BNY Mellon VIF Appreciation Service Shares
2021	$31.28	56	$1,759	0.21%	0.00%	26.77%
11/09/2020 - 12/31/2020	24.68	41	1,017	0.41%	0.00%	5.20%
Fidelity VIP Contrafund Service Class 2
2021	$57.31	28,850	$1,653,429	0.03%	0.00%	27.51%
2020	44.95	29,090	1,307,487	0.08%	0.00%	30.23%
2019	34.51	29,889	1,031,520	0.21%	0.00%	31.27%
2018	26.29	31,996	841,182	0.44%	0.00%	(6.64)%
2017	28.16	34,007	957,633	0.79%	0.00%	21.59%

See Notes to Financial Statements	See explanation of references on page SA-36

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Fidelity VIP Freedom 2015 Portfolio Service Class 2
2021	$22.08	191	$4,217	0.86%	0.00%	7.39%
2020	20.56	193	3,975	1.04%	0.00%	13.56%
2019	18.11	197	3,568	1.86%	0.00%	17.97%
2018	15.35	173	2,648	1.27%	0.00%	(5.28)%
2017	16.20	195	3,160	1.71%	0.00%	14.80%
Fidelity VIP Freedom 2020 Portfolio Service Class 2
2021	$22.65	2,990	$67,727	0.76%	0.00%	9.26%
2020	20.73	3,874	80,312	1.00%	0.00%	14.72%
2019	18.07	4,395	79,419	1.77%	0.00%	19.88%
2018	15.07	4,791	72,210	1.26%	0.00%	(6.08)%
2017	16.05	5,208	83,576	1.26%	0.00%	16.26%
Fidelity VIP Freedom 2025 Portfolio Service Class 2
2021	$24.39	375	$9,148	0.86%	0.00%	10.55%
2020	22.06	332	7,332	0.99%	0.00%	15.68%
2019	19.07	328	6,252	1.87%	0.00%	21.51%
2018	15.69	267	4,194	1.26%	0.00%	(6.78)%
2017	16.83	252	4,236	1.32%	0.00%	17.57%
Fidelity VIP Freedom 2030 Portfolio Service Class 2
2021	$24.87	105	$2,622	0.88%	0.00%	12.07%
2020	22.19	636	14,122	1.04%	0.00%	16.64%
2019	19.02	602	11,451	1.99%	0.00%	24.11%
2018	15.33	463	7,092	1.03%	0.00%	(8.05)%
2017	16.67	502	8,367	1.32%	0.00%	20.69%
Fidelity VIP Freedom 2035 Portfolio Service Class 2
2021	$27.70	64	$1,770	0.01%	0.00%	15.18%
2020	24.05	51	1,225	0.00%	0.00%	17.96%
2019	20.39	130	2,660	1.72%	0.00%	27.13%
2018	16.04	58	930	0.01%	0.00%	(9.50)%
2017	17.72	5,232	92,728	1.02%	0.00%	23.07%
Fidelity VIP Freedom 2045 Portfolio Service Class 2
2021	$28.93	995	$28,794	0.64%	0.00%	17.53%
2020	24.62	1,602	39,437	0.95%	0.00%	18.97%
2019	20.69	1,209	25,021	1.57%	0.00%	28.25%
2018	16.13	1,128	18,198	0.96%	0.00%	(10.13)%
09/22/2017 - 12/31/2017	17.95	1,003	18,009	4.30%	0.00%	5.10%
Fidelity VIP Government Money Market Service Class
2021	$10.45	51,864	$542,121	0.01%	0.00%	0.01%
2020	10.45	46,741	488,519	0.32%	0.00%	0.28%
2019	10.42	77,853	811,410	1.90%	0.00%	1.92%
2018	10.23	66,304	678,043	1.53%	0.00%	1.55%
2017	10.07	73,158	736,702	0.50%	0.00%	0.57%
Fidelity VIP Growth Service Class 2
2021	$65.37	2,393	$156,452	0.00%	0.00%	22.90%
2020	53.19	2,200	117,040	0.02%	0.00%	43.55%
2019	37.05	980	36,297	0.05%	0.00%	33.98%
2018	27.66	1,076	29,763	0.05%	0.00%	(0.43)%
2017	27.78	1,680	46,667	0.08%	0.00%	34.81%
Fidelity VIP Mid Cap Service Class 2
2021	$42.40	19,916	$844,327	0.40%	0.00%	25.31%
2020	33.83	16,564	560,410	0.41%	0.00%	17.87%
2019	28.70	16,503	473,712	0.66%	0.00%	23.17%
2018	23.30	18,114	422,135	0.40%	0.00%	(14.77)%
2017	27.34	18,942	517,940	0.50%	0.00%	20.54%
Fidelity VIP Value Strategies Service Class 2
2021	$36.68	276	$10,108	1.26%	0.00%	33.34%
2020	27.51	451	12,392	0.83%	0.00%	8.02%
2019	25.46	1,173	29,871	1.50%	0.00%	34.10%
2018	18.99	1,444	27,414	0.71%	0.00%	(17.50)%
2017	23.02	2,316	53,300	1.23%	0.00%	19.08%

See Notes to Financial Statements	See explanation of references on page SA-36

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Templeton Foreign VIP Class 2
2021	$13.74	17,234	$236,811	1.85%	0.00%	4.16%
2020	13.19	16,538	218,182	3.38%	0.00%	(1.16)%
2019	13.35	16,621	221,839	1.71%	0.00%	12.53%
2018	11.86	16,959	201,148	2.81%	0.00%	(15.44)%
2017	14.03	19,066	267,434	3.07%	0.00%	16.69%
Templeton Global Bond VIP Class 2
2021	$11.65	2,104	$24,506	0.00%	0.00%	(4.99)%
2020	12.26	12,785	156,720	8.39%	0.00%	(5.28)%
2019	12.94	10,511	136,024	7.15%	0.00%	2.01%
2018	12.69	10,117	128,338	0.00%	0.00%	1.94%
2017	12.44	11,983	149,127	0.00%	0.00%	1.93%
Janus Henderson Enterprise Service Shares
2021	$53.00	3,279	$173,785	0.24%	0.00%	16.54%
2020	45.48	3,603	163,842	0.00%	0.00%	19.18%
2019	38.16	3,238	123,569	0.05%	0.00%	35.16%
2018	28.23	4,010	113,207	0.11%	0.00%	(0.66)%
2017	28.42	4,687	133,211	0.14%	0.00%	27.09%
Janus Henderson Overseas Service Shares
2021	$15.49	11,453	$177,366	1.04%	0.00%	13.29%
2020	13.67	11,257	153,877	1.23%	0.00%	16.02%
2019	11.78	11,432	134,695	1.84%	0.00%	26.71%
2018	9.30	13,152	122,299	1.67%	0.00%	(15.14)%
2017	10.96	15,352	168,213	1.60%	0.00%	30.80%
Lazard Retirement Global Dynamic Multi-Asset Service Shares
2021	$15.67	8	$120	2.95%	0.00%	11.94%
2020	14.00	6	82	0.66%	0.00%	0.81%
2019	13.89	5	69	0.00%	0.00%	17.79%
2018	11.79	514	6,055	See Note (6)	0.00%	(6.57)%
02/06/2017 - 12/31/2017	12.62	1	19	0.00%	0.00%	17.45%
ClearBridge Variable Aggressive Growth - Class II
2021	$35.10	7,954	$279,222	0.17%	0.00%	10.04%
2020	31.90	8,469	270,162	0.60%	0.00%	17.73%
2019	27.10	8,578	232,440	0.76%	0.00%	24.75%
2018	21.72	8,655	188,006	0.32%	0.00%	(8.57)%
2017	23.76	11,120	264,180	0.27%	0.00%	15.99%
ClearBridge Variable Mid Cap - Class II
2021	$37.32	635	$23,717	0.03%	0.00%	28.39%
2020	29.07	610	17,737	0.04%	0.00%	15.10%
2019	25.26	505	12,742	0.39%	0.00%	32.65%
2018	19.04	416	7,918	0.12%	0.00%	(12.80)%
2017	21.83	339	7,405	0.21%	0.00%	12.55%
Western Asset Variable Global High Yield Bond - Class II
2021(7)
01/01/2020 - 05/28/2020 (7)	$11.93	—	$—	0.00%	0.00%	(4.04)%
2019	12.43	446	5,538	5.25%	0.00%	14.01%
05/14/2018 - 12/31/2018	10.90	371	4,048	7.56%	0.00%	(2.08)%
Lord Abbett Bond Debenture Class VC
2021	$14.71	1,193	$17,538	1.26%	0.00%	3.28%
2020	14.24	3,673	52,294	3.44%	0.00%	7.30%
2019	13.27	4,599	61,029	3.96%	0.00%	13.35%
2018	11.71	4,728	55,350	3.94%	0.00%	(4.02)%
2017	12.20	5,432	66,250	4.18%	0.00%	9.21%
Lord Abbett Developing Growth Class VC
2021	$43.51	8,792	$382,527	0.00%	0.00%	(2.75)%
2020	44.74	8,618	385,523	0.00%	0.00%	72.60%
2019	25.92	7,285	188,812	0.00%	0.00%	31.77%
2018	19.67	7,370	144,977	0.00%	0.00%	4.88%
2017	18.75	3,342	62,672	0.00%	0.00%	29.92%

See Notes to Financial Statements	See explanation of references on page SA-36

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Lord Abbett Fundamental Equity Class VC
2021	$29.80	341	$10,166	0.85%	0.00%	27.31%
2020	23.41	418	9,784	1.12%	0.00%	1.77%
2019	23.00	642	14,771	1.35%	0.00%	21.51%
2018	18.93	598	11,312	1.58%	0.00%	(8.16)%
2017	20.61	563	11,605	1.11%	0.00%	12.57%
Lord Abbett Total Return Class VC
2021	$12.76	6,133	$78,282	1.32%	0.00%	(0.24)%
2020	12.79	13,454	172,142	2.53%	0.00%	7.43%
2019	11.91	9,622	114,601	2.58%	0.00%	8.41%
2018	10.99	9,566	105,096	3.33%	0.00%	(1.03)%
2017	11.10	9,087	100,872	2.81%	0.00%	3.86%
M Capital Appreciation
2021	$65.05	1,631	$106,117	0.00%	0.00%	17.74%
2020	55.25	1,715	94,764	0.00%	0.00%	17.73%
2019	46.93	1,875	87,982	0.34%	0.00%	28.85%
2018	36.42	1,731	63,044	0.31%	0.00%	(14.15)%
2017	42.42	1,661	70,477	0.00%	0.00%	19.02%
M International Equity (4)
01/13/2021 - 12/31/2021	$14.75	14,191	$209,273	3.75%	0.00%	7.50%
M Large Cap Growth
2021	$77.85	174	$13,560	0.00%	0.00%	21.49%
2020	64.08	582	37,290	0.00%	0.00%	28.89%
2019	49.71	641	31,848	0.00%	0.00%	36.09%
2018	36.53	601	21,958	0.00%	0.00%	(4.95)%
2017	38.43	497	19,102	0.00%	0.00%	38.97%
M Large Cap Value
2021	$36.86	106	$3,915	1.56%	0.00%	30.01%
2020	28.35	177	5,006	1.69%	0.00%	(3.16)%
2019	29.28	282	8,249	1.77%	0.00%	21.52%
2018	24.09	288	6,949	1.44%	0.00%	(12.07)%
2017	27.40	296	8,099	0.84%	0.00%	14.99%
MFS New Discovery Series - Service Class
2021	$49.82	3,333	$166,018	0.00%	0.00%	1.57%
2020	49.05	2,996	146,916	0.00%	0.00%	45.58%
2019	33.69	2,916	98,232	0.00%	0.00%	41.27%
2018	23.85	4,078	97,254	0.00%	0.00%	(1.72)%
2017	24.26	2,590	62,829	0.00%	0.00%	26.33%
MFS Utilities Series - Service Class
2021	$27.96	3,999	$111,814	1.52%	0.00%	13.82%
2020	24.57	5,211	128,017	2.31%	0.00%	5.62%
2019	23.26	7,769	180,685	3.80%	0.00%	24.80%
2018	18.64	7,884	146,935	0.50%	0.00%	0.81%
2017	18.49	19,183	354,627	4.18%	0.00%	14.49%
MFS Value Series - Service Class
2021	$19.47	1,673	$32,565	1.24%	0.00%	25.16%
2020	15.56	1,344	20,901	0.75%	0.00%	3.22%
2019	15.07	2,614	39,391	1.94%	0.00%	29.51%
2018	11.64	2,313	26,913	1.33%	0.00%	(10.36)%
2017	12.98	1,962	25,462	1.77%	0.00%	17.35%
Neuberger Berman Sustainable Equity Class I
2021	$30.24	213	$6,428	0.36%	0.00%	23.48%
12/28/2020 - 12/31/2020	24.49	7	171	0.00%	0.00%	0.79%
PIMCO Global Managed Asset Allocation - Advisor Class
2021	$16.43	7,405	$121,656	2.32%	0.00%	12.60%
2020	14.59	7,633	111,361	7.83%	0.00%	16.71%
2019	12.50	7,775	97,197	2.08%	0.00%	16.96%
2018	10.69	7,944	84,905	1.60%	0.00%	(5.61)%
2017	11.32	8,118	91,923	2.14%	0.00%	13.99%
PIMCO Income - Administrative Class
2021	$11.92	315	$3,753	2.89%	0.00%	2.00%
2020	11.68	252	2,939	4.60%	0.00%	6.52%
07/25/2019 - 12/31/2019	10.97	222	2,433	3.47%	0.00%	1.90%

See Notes to Financial Statements	See explanation of references on page SA-36

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Royce Micro-Cap Service Class
2021	$24.03	1,525	$36,659	0.00%	0.00%	29.52%
2020	18.56	1,017	18,867	0.00%	0.00%	23.55%
2019	15.02	1,251	18,783	0.00%	0.00%	19.24%
2018	12.60	1,044	13,145	0.00%	0.00%	(9.29)%
2017	13.88	78	1,082	0.79%	0.00%	5.02%
State Street Total Return V.I.S. Class 3
2021	$21.71	235	$5,113	1.91%	0.00%	13.20%
2020	19.18	198	3,803	1.15%	0.00%	6.14%
2019	18.07	612	11,059	2.15%	0.00%	15.57%
2018	15.64	582	9,100	1.97%	0.00%	(6.61)%
2017	16.74	555	9,292	1.81%	0.00%	15.26%
T. Rowe Price Blue Chip Growth - II
2021	$66.00	20,173	$1,331,360	0.00%	0.00%	17.33%
2020	56.25	20,683	1,163,395	0.00%	0.00%	33.92%
2019	42.00	17,174	721,369	0.00%	0.00%	29.58%
2018	32.42	17,911	580,607	0.00%	0.00%	1.65%
2017	31.89	18,346	585,035	0.00%	0.00%	35.83%
T. Rowe Price Equity Income - II
2021	$32.82	13,712	$449,966	1.39%	0.00%	25.22%
2020	26.21	13,340	349,597	2.10%	0.00%	0.96%
2019	25.96	13,682	355,163	2.02%	0.00%	26.04%
2018	20.60	15,705	323,455	1.71%	0.00%	(9.69)%
2017	22.81	19,744	450,265	1.55%	0.00%	15.73%
VanEck VIP Global Resources Initial Class
2021	$19.83	22,416	$444,476	0.43%	0.00%	18.92%
2020	16.67	23,711	395,358	0.96%	0.00%	19.11%
2019	14.00	23,011	322,120	0.00%	0.00%	11.87%
2018	12.51	22,468	281,143	0.00%	0.00%	(28.28)%
2017	17.45	24,411	425,888	0.00%	0.00%	(1.70)%

(1)         The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios, divided by the average daily net assets (See Note 3 in Notes to Financial Statements). These ratios exclude those expenses, such as mortality and expense risk (“M&E”) fees that are assessed against policyholder accounts, either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized.

(2)         There are no policy fees or expenses of the Separate Account that result in a direct reduction of unit values for each period indicated. The expense ratios exclude expenses of the underlying portfolios in which the variable accounts invest and charges made directly to policyholder accounts through the redemption of units (See Note 4 in Notes to Financial Statements).

(3)         Total returns reflect changes in unit values of the underlying portfolios and do not include deductions at the separate account or policy level for any M&E fees, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges, or other charges that may be incurred under a policy which, if incurred, would have resulted in lower returns. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.

(4)         Operations commenced or resumed during 2021 (See Note 1 in Notes to Financial Statements).

(5)         The annualized investment income ratios for the BlackRock 60/40 Target Allocation ETF V.I. Class I Variable Account were 348.20% in December 2019 and 35.86% in December 2021. The high investment income ratios were due to large purchases received shortly before the annual investment income distribution.

(6)         The annualized investment income ratio for the Lazard Retirement Global Dynamic Multi-Asset Service Shares Variable Account was 26.88%. The high investment income ratio was due to a large purchase received shortly before the annual investment income distribution in December 2018.

(7)         There has been no activity in the Western Asset Variable Global High Yield Bond - Class II Variable Account since May 28, 2020.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

    The Pacific Select Exec Separate Account (the “Separate Account”) of Pacific Life & Annuity Company (“PL&A”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account consists of subaccounts (each, a “Variable Account” and collectively, the “Variable Accounts”) which invest in shares of corresponding portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of registered investment management companies (each, a “Fund” and collectively, the “Funds”). As of December 31, 2021, the Fund investment options are Pacific Select Fund (See Note 4), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., American Funds Insurance Series®, BlackRock Variable Series Funds, Inc., BNY Mellon Variable Investment Fund, Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Lord Abbett Series Fund, Inc., M Fund, Inc., MFS Variable Insurance Trust, Neuberger Berman Advisers Management Trust, PIMCO Variable Insurance Trust, Royce Capital Fund, State Street Variable Insurance Series Funds, Inc., T. Rowe Price Equity Series, Inc., and VanEck VIP Trust. The Variable Accounts which have not commenced operations as of December 31, 2021 are not presented in this annual report.

    Each Portfolio pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements.

    The Invesco V.I. Global Series II and VanEck VIP Global Resources Initial Class Variable Accounts and Portfolios were formerly named Invesco Oppenheimer V.I. Global Series II and VanEck VIP Global Hard Assets Initial Class Variable Accounts and Portfolios, respectively.

    The Invesco V.I. Main Street Small Cap Series I and M International Equity Variable Accounts commenced or resumed operations on August 24, 2021 and January 13, 2021, respectively.

    On April 30, 2020, the Inflation Strategy Class I and Currency Strategies Class I Variable Accounts were liquidated.  Any units that remained in each of these two Variable Accounts after the close of business on the liquidation dates were transferred to the Fidelity VIP Government Money Market Service Class Variable Account. Such transfers were based on the applicable Variable Accounts’ accumulation unit values and the relative net asset values of the respective Portfolios as of the close of the business of the liquidation dates. Because these two Variable Accounts were liquidated prior to December 31, 2020, no other information for these Variable Accounts are included in this annual report.

    Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of PL&A. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by PL&A, but the obligations of the Separate Account, including benefits related to variable life insurance policies, are obligations of PL&A.

    The Separate Account funds individual flexible premium and last survivor flexible premium variable life insurance policies issued by PL&A. The investments of the Separate Account are carried at fair value.

2. SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of the significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Separate Account qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to Investment Companies Topic of U.S. GAAP.

     A. Valuation of Investments

    Investments in shares of the Portfolios are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

    B. Security Transactions and Income

    Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend and capital gain distributions, if any, from mutual fund investments are recorded on the ex-dividend date.

    C. Federal Income Taxes

    The operations of the Separate Account are included within the total operations of PL&A, which files income tax returns as part of the Pacific Mutual Holding Company consolidated federal income tax return. Under the current tax law, no federal income taxes are expected to be paid with respect to the operations of the Separate Account. PL&A will periodically review the status of this policy in the event of changes in the tax law.

3. DIVIDENDS AND DISTRIBUTIONS FROM MUTUAL FUND INVESTMENTS

    All dividend and capital gain distributions, if any, received from the Portfolios are reinvested in additional full and fractional shares of the related Portfolios and are recorded by the Variable Accounts on the ex-dividend date.

    Each of the Portfolios in the Pacific Select Fund is treated as a partnership for federal income tax purposes only (the “Partnership Portfolios”). The Partnership Portfolios are not required to distribute taxable income and capital gains for federal income tax purposes. Therefore, no

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

dividend or capital gain distributions were received from any Portfolios in the Pacific Select Fund nor were they recorded by the applicable Variable Accounts in the Statements of Operations for the year or period ended December 31, 2021.

4. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS

    PL&A makes certain deductions from the net assets of each Variable Account through a redemption of units for charges for the mortality and expense risks (“M&E”) and administrative expenses PL&A assumes, cost of insurance, charges for optional benefits provided by rider and any applicable surrender charges, and are shown as a decrease in net assets in the accompanying Statements of Changes in Net Assets. The mortality risk assumed by PL&A is the risk that those insured may die sooner than anticipated, resulting in PL&A paying an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies will exceed the amounts realized from the administrative fees assessed against the policies. The cost of insurance charge is the primary charge under the policy for the death benefit provided by PL&A which may vary by policy based on underwriting criteria. For some policies, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual policy. Most policies offer optional benefits that can be added to the policy by rider. The charges for riders can range depending on the individual policy. All of the fees described above are assessed directly to each policyholder account through a redemption of units. Surrender charges are included in policy benefits and terminations; and charges for M&E, administrative expenses, cost of insurance, and optional benefits provided by rider are included in policy maintenance charges in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by PL&A and are not reflected in the accompanying financial statements.

   In addition to charges and expenses described above, the Variable Accounts also indirectly bear a portion of the operating expenses of the applicable Portfolios in which they invest.

    With respect to variable life insurance policies funded by the Separate Account, PL&A makes certain deductions from premiums before amounts are allocated to the Separate Account to help pay costs of distributing the policies and to pay state and local premium taxes, and any other taxes that might be imposed, and to compensate PL&A for certain costs or loss of investment opportunities resulting from amortization and delayed recognition of certain policy expenses for federal income tax purposes. These deductions are not reflected in the accompanying financial statements.

    PL&A is a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”). The assets of certain Variable Accounts invest in Class I or Class D shares of the corresponding Portfolios of the Pacific Select Fund (“PSF”). Each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF’s Investment Advisory Agreement and pays a class-specific non-12b-1 service fee for Class I shares and a class-specific 12b-1 distribution and service fee for Class D shares to Pacific Select Distributors, LLC (“PSD”), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF’s non-12b-1 Service Plan and 12b-1 Distribution and Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF’s Agreement for Support Services for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and distribution and/or service fee rates are disclosed in the notes to financial statements of PSF, which are provided separately. For the year or period ended December 31, 2021, PLFA received net advisory fees from the Portfolios of PSF at effective annual rates ranging from 0.05% to 0.90%, and PSD received a non-12b-1 service fee of 0.20% on Class I shares only and a 12b-1 service fee of 0.20% and a distribution fee of 0.05% on Class D shares only, all of which are based on the average daily net assets of each Portfolio.

5. RELATED PARTY AGREEMENT

    PSD serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.

6. FAIR VALUE MEASUREMENTS

    The Variable Accounts characterize their holdings in the Portfolios as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — Quoted prices (unadjusted) in active markets for identical holdings

Level 2 — Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 — Significant unobservable inputs that are not corroborated by observable market data

    The inputs or methodologies used for valuing the Variable Accounts’ holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2021, the Variable Accounts’ holdings as presented in the Investments section were all categorized as Level 1 under the three-tier hierarchy of inputs.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

7. CHANGES IN UNITS OUTSTANDING

    The changes in units outstanding for the year or period ended December 31, 2021 and 2020 were as follows:

	2021			2020
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Core Income Class I	30	(30)	—	85	(87)	(2)
Diversified Bond Class I	5,393	(1,386)	4,007	2,949	(4,069)	(1,120)
Floating Rate Income Class I	863	(290)	573	304	(328)	(24)
High Yield Bond Class I	1,537	(2,355)	(818)	2,524	(921)	1,603
Inflation Managed Class I	3,398	(3,925)	(527)	2,901	(3,635)	(734)
Managed Bond Class I	6,032	(3,494)	2,538	5,906	(6,235)	(329)
Short Duration Bond Class I	10,988	(9,152)	1,836	3,112	(4,634)	(1,522)
Emerging Markets Debt Class I	306	(198)	108	284	(229)	55
Dividend Growth Class I	976	(556)	420	1,566	(1,289)	277
Equity Index Class I	8,278	(7,267)	1,011	9,749	(8,340)	1,409
Focused Growth Class I	126	(216)	(90)	223	(456)	(233)
Growth Class I	721	(2,752)	(2,031)	3,386	(2,397)	989
Large-Cap Growth Class I	1,519	(4,269)	(2,750)	2,015	(4,791)	(2,776)
Large-Cap Value Class I	2,375	(3,401)	(1,026)	5,058	(3,459)	1,599
Main Street Core Class I	1,184	(2,520)	(1,336)	1,595	(4,899)	(3,304)
Mid-Cap Equity Class I	1,067	(3,118)	(2,051)	2,599	(2,563)	36
Mid-Cap Growth Class I	1,198	(2,025)	(827)	1,377	(3,034)	(1,657)
Mid-Cap Value Class I	267	(251)	16	120	(835)	(715)
Small-Cap Equity Class I	705	(1,242)	(537)	1,020	(1,681)	(661)
Small-Cap Growth Class I	—	(843)	(843)	16	(1,650)	(1,634)
Small-Cap Index Class I	1,292	(3,822)	(2,530)	2,947	(2,154)	793
Small-Cap Value Class I	517	(1,255)	(738)	1,421	(3,764)	(2,343)
Value Class I	762	(1,256)	(494)	1,659	(1,730)	(71)
Value Advantage Class I	222	(202)	20	44	(112)	(68)
Emerging Markets Class I	1,623	(1,224)	399	1,308	(1,803)	(495)
International Large-Cap Class I	3,640	(8,462)	(4,822)	4,737	(4,285)	452
International Small-Cap Class I	826	(1,004)	(178)	700	(1,628)	(928)
International Value Class I	5,241	(5,946)	(705)	10,324	(8,607)	1,717
Health Sciences Class I	1,025	(1,594)	(569)	893	(1,256)	(363)
Real Estate Class I	1,505	(1,608)	(103)	1,911	(2,073)	(162)
Technology Class I	4,055	(4,874)	(819)	6,230	(5,157)	1,073
PSF DFA Balanced Allocation Class D	—	—	—	—	—	—
Pacific Dynamix - Conservative Growth Class I	130	(28)	102	67	(34)	33
Pacific Dynamix - Moderate Growth Class I	66	(13,172)	(13,106)	258	(1,457)	(1,199)
Pacific Dynamix - Growth Class I	1,081	(3,364)	(2,283)	6,159	(3,076)	3,083
Portfolio Optimization Conservative Class I	32	(3)	29	34	—	34
Portfolio Optimization Moderate-Conservative Class I	475	(445)	30	800	(474)	326
Portfolio Optimization Moderate Class I	6,284	(5,840)	444	7,280	(7,622)	(342)
Portfolio Optimization Growth Class I	5,614	(7,024)	(1,410)	7,050	(13,187)	(6,137)
Portfolio Optimization Aggressive-Growth Class I	5,121	(3,855)	1,266	7,870	(2,532)	5,338
Invesco V.I. Global Series II	114	(1,397)	(1,283)	174	(402)	(228)
Invesco V.I. International Growth Series II	255	(545)	(290)	2,870	(3,814)	(944)
Invesco V.I. Main Street Small Cap Series I	17	(4)	13
American Century VP Mid Cap Value Class II	910	(632)	278	889	(219)	670
American Funds IS Asset Allocation Class 4	600	(138)	462	569	(2,857)	(2,288)
American Funds IS Growth Class 4	815	(1,107)	(292)	946	(3,472)	(2,526)
American Funds IS Growth-Income Class 4	447	(634)	(187)	894	(3,033)	(2,139)
BlackRock 60/40 Target Allocation ETF V.I. Class I	22	(25)	(3)	25	(29)	(4)
BlackRock Basic Value V.I. Class III	180	(151)	29	283	(185)	98
BlackRock Global Allocation V.I. Class III	1,008	(13,949)	(12,941)	3,107	(5,655)	(2,548)
BNY Mellon VIF Appreciation Service Shares	174	(159)	15	42	(1)	41
Fidelity VIP Contrafund Service Class 2	1,009	(1,249)	(240)	676	(1,475)	(799)
Fidelity VIP Freedom 2015 Portfolio Service Class 2	25	(27)	(2)	27	(31)	(4)
Fidelity VIP Freedom 2020 Portfolio Service Class 2	352	(1,236)	(884)	528	(1,049)	(521)

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	2021			2020
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Fidelity VIP Freedom 2025 Portfolio Service Class 2	149	(106)	43	89	(85)	4
Fidelity VIP Freedom 2030 Portfolio Service Class 2	205	(736)	(531)	183	(149)	34
Fidelity VIP Freedom 2035 Portfolio Service Class 2	108	(95)	13	62	(141)	(79)
Fidelity VIP Freedom 2045 Portfolio Service Class 2	253	(860)	(607)	490	(97)	393
Fidelity VIP Government Money Market Service Class	18,588	(13,465)	5,123	52,463	(83,575)	(31,112)
Fidelity VIP Growth Service Class 2	699	(506)	193	1,367	(147)	1,220
Fidelity VIP Mid Cap Service Class 2	5,171	(1,819)	3,352	940	(879)	61
Fidelity VIP Value Strategies Service Class 2	54	(229)	(175)	95	(817)	(722)
Templeton Foreign VIP Class 2	884	(188)	696	104	(187)	(83)
Templeton Global Bond VIP Class 2	2,214	(12,895)	(10,681)	3,600	(1,326)	2,274
Janus Henderson Enterprise Service Shares	101	(425)	(324)	655	(290)	365
Janus Henderson Overseas Service Shares	691	(495)	196	409	(584)	(175)
Lazard Retirement Global Dynamic Multi-Asset Service Shares	4	(2)	2	3	(2)	1
ClearBridge Variable Aggressive Growth - Class II	327	(842)	(515)	520	(629)	(109)
ClearBridge Variable Mid Cap - Class II	119	(94)	25	173	(68)	105
Western Asset Variable Global High Yield Bond - Class II				245	(691)	(446)
Lord Abbett Bond Debenture Class VC	158	(2,638)	(2,480)	139	(1,065)	(926)
Lord Abbett Developing Growth Class VC	889	(715)	174	1,635	(302)	1,333
Lord Abbett Fundamental Equity Class VC	27	(104)	(77)	72	(296)	(224)
Lord Abbett Total Return Class VC	2,239	(9,560)	(7,321)	5,001	(1,169)	3,832
M Capital Appreciation	167	(251)	(84)	168	(328)	(160)
M International Equity	14,316	(125)	14,191
M Large Cap Growth	7	(415)	(408)	63	(122)	(59)
M Large Cap Value	—	(71)	(71)	—	(105)	(105)
MFS New Discovery Series - Service Class	639	(302)	337	215	(135)	80
MFS Utilities Series - Service Class	536	(1,748)	(1,212)	780	(3,338)	(2,558)
MFS Value Series - Service Class	715	(386)	329	397	(1,667)	(1,270)
Neuberger Berman Sustainable Equity Class I	274	(68)	206	7	—	7
PIMCO Global Managed Asset Allocation - Advisor Class	88	(316)	(228)	99	(241)	(142)
PIMCO Income - Administrative Class	93	(30)	63	61	(31)	30
Royce Micro-Cap Service Class	588	(80)	508	816	(1,050)	(234)
State Street Total Return V.I.S. Class 3	90	(53)	37	34	(448)	(414)
T. Rowe Price Blue Chip Growth - II	1,268	(1,778)	(510)	5,475	(1,966)	3,509
T. Rowe Price Equity Income - II	1,179	(807)	372	551	(893)	(342)
VanEck VIP Global Resources Initial Class	2,123	(3,418)	(1,295)	5,103	(4,403)	700

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Pacific Life & Annuity Company:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Pacific Select Exec Separate Account of Pacific Life & Annuity Company (the “Separate Account”) comprising the variable accounts listed in Appendix A, including the schedules of investments as of December 31, 2021, the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in Appendix A, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Variable Accounts constituting the Pacific Select Exec Separate Account of Pacific Life & Annuity Company as of December 31, 2021, the results of their operations, changes in their net assets, and financial highlights for each of the periods indicated in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2021, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 24, 2022

We have served as the auditor of Pacific Select Exec Separate Account of Pacific Life & Annuity Company since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A

Variable Account comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Core Income Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020 and the period from December 27, 2019 (commencement of operations) through December 31, 2019
Diversified Bond Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Floating Rate Income Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
High Yield Bond Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Inflation Managed Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Managed Bond Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Short Duration Bond Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Emerging Markets Debt Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Dividend Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Equity Index Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Focused Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Large-Cap Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Large-Cap Value Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Main Street® Core Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Mid-Cap Equity Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Mid-Cap Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Mid-Cap Value Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Small-Cap Equity Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Small-Cap Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Small-Cap Index Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Small-Cap Value Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Value Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Value Advantage Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Emerging Markets Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
International Large-Cap Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
International Small-Cap Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
International Value Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Health Sciences Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Real Estate Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Technology Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
PSF DFA Balanced Allocation Class D	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020, 2019, 2018 and the period from November 6, 2017 (commencement of operations) through December 31, 2017
Pacific Dynamix - Conservative Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Pacific Dynamix - Moderate Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Pacific Dynamix - Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Portfolio Optimization Conservative Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Portfolio Optimization Moderate-Conservative Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Portfolio Optimization Moderate Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Portfolio Optimization Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Portfolio Optimization Aggressive-Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Invesco® V.I. Global Series II (formerly Invesco Oppenheimer V.I. Global Series II)	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Invesco® V.I. International Growth Series II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Invesco® V.I. Main Street Small Cap Series I	For the period August 24, 2021 (commencement of operations) through December 31, 2021
American Century VP Mid Cap Value Class II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
American Funds IS Asset Allocation Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
American Funds IS Growth Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
American Funds IS Growth-Income Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
BlackRock® 60/40 Target Allocation ETF V.I. Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020 and the period from December 27, 2019 (commencement of operations) through December 31, 2019
BlackRock® Basic Value V.I. Class III	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
BlackRock® Global Allocation V.I. Class III	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
BNY Mellon VIF Appreciation Service Shares	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from November 9, 2020 (commencement of operations) through December 31, 2020
Fidelity® VIP Contrafund® Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Fidelity® VIP Freedom 2015 PortfolioSM Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Fidelity® VIP Freedom 2020 PortfolioSM Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Fidelity® VIP Freedom 2025 PortfolioSM Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Fidelity® VIP Freedom 2030 PortfolioSM Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Fidelity® VIP Freedom 2035 PortfolioSM Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Fidelity® VIP Freedom 2045 PortfolioSM Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020, 2019, 2018 and the period from September 22, 2017 (commencement of operations) through December 31, 2017
Fidelity® VIP Government Money Market Service Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Fidelity® VIP Growth Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Fidelity® VIP Mid Cap Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Fidelity® VIP Value Strategies Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Templeton Foreign VIP Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Templeton Global Bond VIP Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Janus Henderson Enterprise Service Shares	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Janus Henderson Overseas Service Shares	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Lazard Retirement Global Dynamic Multi-Asset Service Shares	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020, 2019, 2018 and the period from February 6, 2017 (commencement of operations) through December 31, 2017
ClearBridge Variable Aggressive Growth - Class II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
ClearBridge Variable Mid Cap - Class II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Western Asset Variable Global High Yield Bond - Class II	Not applicable	For the period January 1, 2020 through May 28, 2020	For the period January 1, 2020 through May 28, 2020, the year ended December 31, 2019 and the period from May 14, 2018 (commencement of operations) through December 31, 2018
Lord Abbett Bond Debenture Class VC	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Lord Abbett Developing Growth Class VC	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Lord Abbett Fundamental Equity Class VC	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Lord Abbett Total Return Class VC	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
M Capital Appreciation	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
M International Equity	For the period January 13, 2021 (commencement of operations) through December 31, 2021
M Large Cap Growth	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
M Large Cap Value	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
MFS® New Discovery Series - Service Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
MFS® Utilities Series - Service Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
MFS® Value Series - Service Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Neuberger Berman Sustainable Equity Class I	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from December 28, 2020 (commencement of operations) through December 31, 2020
PIMCO Global Managed Asset Allocation - Advisor Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
PIMCO Income - Administrative Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020 and the period from July 25, 2019 (commencement of operations) through December 31, 2019
Royce Micro-Cap Service Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
State Street Total Return V.I.S. Class 3	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
T. Rowe Price Blue Chip Growth - II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
T. Rowe Price Equity Income - II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
VanEck VIP Global Resources Initial Class (formerly VanEck VIP Global Hard Assets Initial Class)	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

PACIFIC LIFE & ANNUITY COMPANY

Financial Statements - Statutory Basis

as of December 31, 2021 and 2020 and

for the years ended December 31, 2021, 2020 and 2019,

Supplemental Schedule of Selected Financial Data

as of and for the year ended December 31, 2021,

Supplemental Summary Investment Schedule,

Supplemental Schedule of Investment Risk Interrogatories,

and Supplemental Schedule of Reinsurance Disclosures

as of December 31, 2021

and Independent Auditor’s Report

PLA-1

INDEPENDENT AUDITORS’ REPORT

Pacific Life & Annuity Company:

Opinions

We have audited the statutory-basis financial statements of Pacific Life & Annuity Company (the “Company”), which comprise the statements of admitted assets, liabilities, and capital and surplus - statutory basis as of December 31, 2021 and 2020, and the related statements of operations - statutory basis, capital and surplus - statutory basis, and cash flows - statutory basis for each of the three years in the period ended December 31, 2021, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions as described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions,

PLA-2

which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Arizona Department of Insurance and Financial Institutions. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•                                         Exercise professional judgment and maintain professional skepticism throughout the audit.

•                                         Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•                                         Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•                                         Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•                                         Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2021 audit was conducted for the purpose of forming an opinion on the 2021 statutory-basis financial statements as a whole. The supplemental schedule of selected financial data, the supplemental summary investment schedule, the supplemental schedule of investment risk interrogatories, and the supplemental schedule of reinsurance disclosures as of and for the year ended December 31, 2021 are presented for purposes of additional analysis and are not a required part of the 2021 statutory-basis

PLA-3

financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2021 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2021 statutory-basis financial statements as a whole.

April 1, 2022

PLA-4

Pacific Life & Annuity Company

S T A T E M E N T S   O F   A D M I T T E D   A S S E T S,

L I A B I L I T I E S   A N D   C A P I T A L   A N D   S U R P L U S - S T A T U T O R Y   B A S I S

	December 31,
(In Thousands, except share data)	2021	2020
ADMITTED ASSETS
Bonds	$4,533,525	$4,362,159
Preferred stocks		1,820
Common stocks	3,647	4,639
Mortgage loans	377,880	385,611
Cash and cash equivalents	74,065	134,568
Contract loans	9,747	8,146
Derivatives	16,169	25,071
Other invested assets	33,606	28,908
Investment income due and accrued	51,393	50,109
Net deferred tax asset	15,664	14,308
Other assets	8,891	4,060
Separate account assets	3,490,561	3,199,084

TOTAL ADMITTED ASSETS	$8,615,148	$8,218,483

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
Aggregate reserves	$3,731,027	$3,602,533
Liability for deposit-type contracts	860,645	861,988
Transfers to separate accounts due or accrued, net	(55,187)	(49,235)
Other liabilities	48,417	44,665
Asset valuation reserve	2,808	4,678
Separate account liabilities	3,490,561	3,199,084
TOTAL LIABILITIES	8,078,271	7,663,713
Capital and Surplus:
Common stock - $1 par value; 5 million shares authorized; 2.9 million shares issued and outstanding	2,900	2,900
Paid-in surplus	134,607	134,607
Unassigned surplus	399,370	417,263
TOTAL CAPITAL AND SURPLUS	536,877	554,770

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$8,615,148	$8,218,483

See Notes to Financial Statements - Statutory Basis

PLA-5

Pacific Life & Annuity Company

S T A T E M E N T S   O F   O P E R A T I O N S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Thousands)	2021	2020	2019
REVENUES
Premiums and annuity considerations	$583,009	$452,814	$566,495
Net investment income	224,787	241,295	216,776
Separate account fees	65,872	57,913	57,177
Other income	5,979	8,564	9,566
TOTAL REVENUES	879,647	760,586	850,014

BENEFITS AND EXPENSES
Current and future policy benefits	755,840	621,018	734,668
Commission expense	36,397	33,684	37,821
Operating expenses	21,505	29,345	20,817
TOTAL BENEFITS AND EXPENSES	813,742	684,047	793,306

NET GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES	65,905	76,539	56,708
Federal income tax expense	6,223	9,399	13,607

NET GAIN FROM OPERATIONS	59,682	67,140	43,101
Net realized capital losses less tax	(27,552)	(59,775)	(10,333)

NET INCOME	$32,130	$7,365	$32,768

See Notes to Financial Statements - Statutory Basis

PLA-6

Pacific Life & Annuity Company

S T A T E M E N T S   O F   C A P I T A L   A N D   S U R P L U S - S T A T U T O R Y   B A S I S

(In Thousands)	Common Stock	Paid-in Surplus	Unassigned Surplus	Total
BALANCES, JANUARY 1, 2019	$2,900	$134,607	$412,902	$550,409
Net income			32,768	32,768
Change in net unrealized capital losses less tax			(5,333)	(5,333)
Change in net deferred income tax			4,854	4,854
Change in nonadmitted assets			(4,179)	(4,179)
Change in asset valuation reserve			8,137	8,137
Dividend paid to parent			(41,000)	(41,000)
Other surplus transactions, net			(76)	(76)
BALANCES, DECEMBER 31, 2019	2,900	134,607	408,073	545,580
Net income			7,365	7,365
Change in net unrealized capital gains less tax			9,913	9,913
Change in net deferred income tax			3,223	3,223
Change in nonadmitted assets			1,360	1,360
Change in reserve on account of change in valuation basis			13,565	13,565
Change in asset valuation reserve			13,954	13,954
Dividend paid to parent			(40,000)	(40,000)
Other surplus transactions, net			(190)	(190)
BALANCES, DECEMBER 31, 2020	2,900	134,607	417,263	554,770
Net income			32,130	32,130
Change in net unrealized capital losses less tax			(11,356)	(11,356)
Change in net deferred income tax			3,523	3,523
Change in nonadmitted assets			(2,209)	(2,209)
Change in asset valuation reserve			1,870	1,870
Dividend paid to parent			(41,700)	(41,700)
Other surplus transactions, net			(151)	(151)

BALANCES, DECEMBER 31, 2021	$2,900	$134,607	$399,370	$536,877

See Notes to Financial Statements - Statutory Basis

PLA-7

Pacific Life & Annuity Company

S T A T E M E N T S   O F   C A S H   F L O W S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Thousands)	2021	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums collected, net of reinsurance	$583,076	$452,806	$566,439
Net investment income	224,183	237,736	214,037
Other income	71,832	66,481	66,752
Benefits and loss related payments	(648,079)	(504,585)	(555,289)
Net transfers from separate accounts	49,459	38,199	148,570
Commissions, expenses paid and other deductions	(58,044)	(53,155)	(58,994)
Federal income taxes paid	(8,696)	(7,389)	(14,405)
NET CASH PROVIDED BY OPERATING ACTIVITIES	213,731	230,093	367,110

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
Bonds	297,035	268,294	299,708
Stocks	4,087		23
Mortgage loans	37,958	22,365	57,477
Other invested assets	958	988	2,316
Miscellaneous proceeds	4,883	19,017	1,858
Cost of investments acquired
Bonds	(490,787)	(381,424)	(644,568)
Stocks	(1,276)
Mortgage loans	(29,963)		(29,963)
Other invested assets		(151)
Miscellaneous applications	(39,561)	(81,483)	(21,912)
Net (increase) decrease in contract loans	(1,597)	134	(105)
NET CASH USED IN INVESTING ACTIVITIES	(218,263)	(152,260)	(335,166)

CASH FLOWS FROM FINANCING AND MISCELLANEOUS ACTIVITIES
Net deposits (withdrawals) on deposit-type contracts	(35,135)	11,931	35,636
Dividend paid to parent	(21,694)	(40,000)	(41,000)
Other cash provided (applied)	858	(1,968)	1,858
NET CASH USED IN FINANCING AND MISCELLANEOUS ACTIVITIES	(55,971)	(30,037)	(3,506)

Net change in cash and cash equivalents	(60,503)	47,796	28,438
Cash and cash equivalents, beginning of year	134,568	86,772	58,334

CASH AND CASH EQUIVALENTS, END OF YEAR	$74,065	$134,568	$86,772

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION FOR NON-CASH TRANSACTIONS
Bonds disposed and acquired	$36,708	$80,985	$122,094
Bond dividend paid to parent	20,006

See Notes to Financial Statements - Statutory Basis

PLA-8

Pacific Life & Annuity Company

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S - S T A T U T O R Y   B A S I S

1.                         NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Pacific Life & Annuity Company (PL&A or the Company) is a stock life insurance company domiciled in the State of Arizona and a wholly owned subsidiary of Pacific Life Insurance Company (Pacific Life).  The Company markets and distributes life insurance and annuities.  The Company is licensed to sell certain of its products in the state of New York.

The top geographic locations in the United States for statutory premiums and annuity considerations, and deposits were New York and Colorado representing 75% and 16%, respectively, of total statutory premiums and annuity considerations, and deposits for the year ended December 31, 2021.  No other jurisdiction accounted for more than 5% of the total.

BASIS OF PRESENTATION

The Company prepares its financial statements - statutory basis in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions (AZ DIFI), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (U.S. GAAP).  The AZ DIFI has adopted the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP), subject to any deviations prescribed or permitted by the AZ DIFI, of which there were none.

NAIC SAP differs in certain respects, which in some cases are material, from U.S. GAAP (Note 2).

The transactions with related parties may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as a stand-alone entity.

Certain reclassifications have been made to the 2020 and 2019 financial statements - statutory basis to conform to the 2021 financial statement - statutory basis presentation.

The Company has evaluated events subsequent to December 31, 2021 through the date the financial statements - statutory basis were available to be issued and has concluded that no events have occurred that required adjustments.

PLA-9

Economic and capital market uncertainties have arisen as a result of the spread of COVID-19. The impact of COVID-19 on the Company is constantly evolving and its future effects are uncertain and cannot be reasonably estimated as of the date of this filing.  Interest rates, credit spreads and equity market levels have had the most significant effect on the Company’s financial statements. COVID-19 related claims have not been material through December 31, 2021. The Company continues to actively monitor direct and indirect impacts of the pandemic on its financial statements, especially in relation to claims and the investments portfolio.

USE OF ESTIMATES

The preparation of financial statements - statutory basis in conformity with accounting practices prescribed or permitted by regulatory authorities requires management to make estimates and assumptions that affect the reported amounts of admitted assets and liabilities.  It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ACCOUNTING CHANGES, CORRECTIONS OF ERRORS AND RECLASSIFICATIONS

Effective January 1, 2021, the Company adopted revisions to Statement of Statutory Accounting Principles (SSAP) No. 86, Derivatives, to ensure reporting consistency for derivatives with financing components. A financing derivative is one which the premium to acquire the derivative is paid throughout the derivative term, or at maturity. The revisions require that at acquisition and subsequently, the gross reported fair value of the derivative shall exclude the impact of the financing premiums and the premiums payable shall be separately reported as payable for securities. The impact of the adoption on January 1, 2021 was an increase to Derivatives of $0.7 million, an increase to Investment Income Due and Accrued of $0.8 million and an increase to Payable for Securities included in Other liabilities of $1.5 million.

Effective January 1, 2021, the Company adopted SSAP No. 26R, Bonds, and SSAP No. 32R, Preferred Stock, which clarified the valuation and measurement for perpetual bonds and stocks held as investments. Perpetual bonds and preferred stocks, previously reported at amortized cost, shall now be reported at fair value, not to exceed any current effective call price, with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. The impact of this adoption on the Company’s financial statements - statutory basis was immaterial.

Effective January 1, 2017, the SSAP No. 51R, Life Contracts, was issued which made substantive revisions to SSAP No. 51 to reference the Valuation Manual as part of Principle-Based Reserve (PBR) implementation.  For life insurance policies issued during 2017-2019, the Valuation Manual did not require companies to update their reserve methodologies during the first three years following the operative date of the Valuation Manual. The Company implemented PBR for all life insurance policies and business issued in 2020.  The Company implemented PBR for all life insurance policies issued in 2020. The Company did not implement PBR for life insurance policies issued during 2017-2019.

Variable annuity contracts are subject to Actuarial Guideline 43 (AG43) and the Valuation Manual section VM-21 (VM-21).  As a result of updates to AG43 and VM-21, effective January 1, 2020, for all variable annuity contracts, $13.6 million of reserves were released with an offsetting adjustment in surplus, change in reserve on account of change in valuation basis on the statements of capital and surplus - statutory basis.

FUTURE ADOPTION OF ACCOUNTING PRINCIPLES

During 2020, the NAIC issued Interpretation 20-01 to provide statutory accounting and reporting guidance for the adoption of Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting issued by the Financial Accounting Standards Board.  This Interpretation adopts, with minor modification, the U.S. GAAP adopted guidance, which provides optional expedients and exceptions for applying current accounting guidance to contracts,

PLA-10

hedging relationships and other transactions affected by reference rate reform if certain criteria are met, through December 31, 2022.  The Company is currently evaluating the impact of this guidance on its financial statements – statutory basis.

INVESTMENTS AND DERIVATIVE INSTRUMENTS

Bonds not backed by other loans are generally stated at amortized cost using the effective interest method.  Bonds, including loan-backed and structured securities (LBASS), with a NAIC designation of 6 are stated at the lower of amortized cost or fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

LBASS are generally stated at amortized cost using the effective interest method. Income is determined considering anticipated cash flows based on industry prepayment models and internal estimates. These assumptions are consistent with the current interest rate and economic conditions at the time of valuation. For LBASS purchased with high credit quality and fixed interest rates, the effective yield is recalculated on a retrospective basis. For all other LBASS, including those where cash flows are deemed other than temporarily impaired, effective yield is recalculated on a prospective basis.

Preferred stocks are generally stated at amortized cost. Preferred stocks designated low quality, lower quality and in or near default are stated at the lower of amortized cost or fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. Perpetual preferred stocks are reported at fair value, not to exceed any current effective call price, with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

Investments in unaffiliated common stocks are valued at fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

The Company has certain investments, including financial instruments, denominated in currencies other than the U.S. dollar.  All assets and liabilities denominated in foreign currencies are remeasured at year end exchange rates, while revenue and expenses are measured at the transaction date and recorded in net unrealized capital gains (losses) less tax.  The Company primarily uses foreign currency interest rate swaps to manage its foreign exchange risk.

Other than temporary impairment (OTTI) evaluation is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTI. The Company has an investment impairment committee that reviews and evaluates investments for potential OTTI at least on a quarterly basis.

In determining whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: the extent and duration of the decline in value, the reasons for the decline (credit event, currency or interest rate related including spread widening), the Company’s inability or lack of intent to retain the investment for a period of time sufficient to recover the amortized cost basis and the performance of the security’s underlying collateral and projected future cash flows.  In projecting future cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

The Company writes down all investments that are deemed to be other than temporarily impaired in the period the securities are deemed to be impaired.  The Company records an OTTI to fair value for common stock, preferred stock, and bonds, except for LBASS, which are written down to the present value of cash flows expected to be collected, discounted at the security’s effective interest rate.  The Company records an OTTI to fair value for any investment that the Company intends to sell or would be required to sell prior to recovery at a realized loss.  The Company records OTTI in net realized capital losses less tax.

PLA-11

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and impairment losses.  Mortgage loans on real estate do not include accrued interest, which is included in investment income due and accrued.  The Company generally recognizes interest income on its impaired loans upon receipt.  As of December 31, 2021, 2020 and 2019, no loans were considered impaired or in nonaccrual status.  The Company did not recognize any interest income on mortgage loans using the cash-basis of accounting during the years ended December 31, 2021, 2020 or 2019.  No mortgage loans were derecognized as a result of foreclosure during the years ended December 31, 2021, 2020 and 2019.

Cash and cash equivalents are stated at amortized cost and approximate fair value. Cash and cash equivalents include money market instruments, cash on deposit and highly liquid debt instruments with maturities of three months or less from purchase date.

Contract loans are carried at unpaid principal balances.

Other invested assets are generally carried at values based on the underlying audited equity of the investee as determined in accordance with U.S. GAAP with changes in value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.  Other invested assets primarily consist of investments in joint ventures, partnerships and limited liability companies, including affiliated companies, as well as those in which the Company has minor ownership interests.  An impairment occurs if it is probable that the Company will be unable to recover the carrying amount of the investment.  The investment is written down to fair value as the new cost basis and the OTTI is recorded in net realized capital losses less tax.

The Company applies hedge accounting, as prescribed by SSAP No. 86, Derivatives, by designating derivative instruments as either fair value or cash flow hedges on the inception date of the hedging relationship.  At the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as the hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item.  The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception date and on an ongoing basis in accordance with its risk management policy.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered effective hedges and are reported in the financial statements in a manner consistent with the hedged asset or liability (amortized cost or fair value).  Changes in the carrying value of derivatives that qualify for hedge accounting are recorded consistently with how the changes in the carrying value of the hedged asset or liability are recorded.

To the extent the Company chooses not to designate a derivative as a hedge or the designated derivative no longer meets the criteria of an effective hedge, the derivative is accounted for at fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax and any change in fair value attributable to changes in foreign exchange rates are reflected as adjustments to unassigned surplus as a change in net unrealized foreign exchange capital gain (loss) consistent with the hedged items. When these derivative instruments are terminated, the gains and losses are reported as net realized capital losses less tax.

Carrying value is calculated based on the gross derivative asset or liability position.  If the carrying value of the derivative is positive, the amount is recorded in derivatives.  If the carrying value of the derivative is negative, the amount is recorded in other liabilities.  The Company’s receivable for the return of cash collateral pledged is recorded in other invested assets.  The Company’s obligation to return cash collateral received is recorded in other liabilities.

Gains and losses on terminated derivative instruments that are hedging bonds are subject to the Interest Maintenance Reserve (IMR).  Gains and losses on terminated forward starting swap positions that are hedging anticipatory purchases of bonds are deferred to unearned investment income, included in other liabilities, if the effective date of the forward starting swap is beyond the current fiscal year. Once the effective date is within the current fiscal year, the gains and losses are transferred from unearned investment income to the IMR.

PLA-12

Periodic net settlements on derivatives designated as hedges are recorded on an accrual basis consistent with the hedged items.  Periodic net settlements on derivatives not designated as hedging are recorded on an accrual basis in net investment income.

The asset valuation reserve (AVR) is computed in accordance with a prescribed formula and is designed to stabilize surplus against valuation and credit-related losses for certain investments.  Changes to the AVR are reported as direct additions to, or deductions from, unassigned surplus.  The IMR results in the deferral of after tax realized capital gains and losses attributable to interest rate fluctuations on bonds and other investments.  These capital gains and losses are amortized into net investment income over the remaining life of the investment sold.  The IMR of $5.1 million and $5.7 million is included in other liabilities as of December 31, 2021 and 2020, respectively.

Net investment income consists of interest, dividend, accretion income, net of amortization and investment expenses, partnership realized income, and periodic net settlements on derivatives.  Interest income for bonds is recognized on an accrual basis.  Dividend income for perpetual preferred stock and common stock is recognized as earned on the ex-dividend date.  Amortization and accretion are determined by the effective interest method based on estimated principal repayments.  Accrual of interest income is suspended, and any existing accrual balances are written off, for bonds that are in default or when it is probable the interest due and accrued is uncollectible.  Prepayment penalties for bonds and prepayment premiums for mortgage loans are recorded as net investment income.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. If any interest income due and accrued is deemed uncollectible, interest accrual ceases and previously accrued amounts are written off. Accrued interest income more than 180 days past due deemed collectible on mortgage loans in default is nonadmitted. All other investment income due and accrued with amounts over 90 days past due is nonadmitted.

Net realized capital losses less tax are determined on the specific identification method and are presented net of Federal income taxes and transfers to the IMR.

AGGREGATE RESERVES AND LIABILITY FOR DEPOSIT-TYPE CONTRACTS

Life insurance reserves are valued using the net level premium method, the Commissioners’ Reserve Valuation Method (CRVM), or other modified reserve methods.  Interest rate assumptions ranged from 2.00% to 4.50%.  Reserves for individual variable annuities are held in accordance with VM-21.  Reserves for individual fixed annuities are maintained using the Commissioners’ Annuity Reserve Valuation Method, with appropriate statutory interest and mortality assumptions computed on the basis of interest ranging from 1.00% to 6.50%.  Group annuity reserves are valued using the CRVM with statutory interest and mortality assumptions computed on the basis of interest ranging from 1.00% to 3.00%.

The Company establishes loss liabilities for claims that have been incurred before the valuation date, but have not yet been paid.  An expense liability is established associated with paying those claims.

The Company waives deduction of deferred fractional premium upon death of insured. The Company does not return any portion of the final premium for periods beyond the date of death. Continuous or modal premium assumptions are used for all reserves.  All reserves are equal to the greater of the computed reserve and surrender value or, on certain products, a higher alternative comparison value.

Payments received on deposit-type contracts, which do not incorporate any mortality or morbidity risk, are recorded directly to the liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the summary of operations when earned under the terms of the contract.  Payments to contract holders are recorded as current and future policy benefits expense to the extent that such payments differ from the recorded liability.  Interest rates credited ranged primarily from  1.00% to 6.50%.

PLA-13

TRANSFERS TO SEPARATE ACCOUNTS DUE OR ACCRUED, NET

Transfers to separate accounts due or accrued, net consist primarily of amounts accrued from the separate account for expense allowances recognized in reserves.  These amounts represent the excess of separate account contract values over statutory reserves held in the separate account.

REINSURANCE

The Company has reinsurance contracts with other insurance companies and affiliates to limit potential losses, reduce exposure from larger mortality risks and provide additional capacity for growth.  As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

The ceding of risk does not discharge the Company from its primary obligations to contract owners.  To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains liable.  Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

Reserve adjustments on reinsurance ceded, included in other income, relate to amounts ceded by the Company in connection with modified coinsurance reinsurance agreements.  The amounts included in revenue adjustments on reinsurance ceded primarily represents ceded current and future policy benefits, net investment income and net realized capital losses less tax, related to these agreements.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company.

For the years ended December 31, 2021, 2020 and 2019, individual life and annuity premiums assumed were an immaterial amount, and premiums ceded were $3.7 million, $3.7 million and $3.6 million, respectively.  As of December 31, 2021 and 2020, reserve credits recorded on ceded reinsurance were $7.6 million and $8.2 million, respectively.

The estimated amount of the aggregate reduction in surplus of termination of all reinsurance agreements, by either party, was $1.7 million and $1.8 million as of December 31, 2021 and 2020, respectively.

The Company has ceded reinsurance contracts in place with a reinsurer whose financial stability has deteriorated. In March, 2019, the reinsurer’s domiciliary state regulator issued a rehabilitation and injunction order in which the regulator shall conduct and continue business of the reinsurer.  As of December 31, 2021, the Company does not expect the financial deterioration of the reinsurer to have a material adverse effect on the Company’s financial statements - statutory basis.

REVENUES, BENEFITS AND EXPENSES

Life insurance premiums are recognized as income when due from the policyholder under the terms of the insurance contract. Premiums for flexible premium products are recognized when received from the policyholder. Annuity considerations are recognized as premiums when received.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred

PLA-14

FEDERAL INCOME TAXES

The Company is taxed as a life insurance company for income tax purposes and its operations are included in the consolidated Federal income tax return of Pacific Mutual Holding Company (PMHC), the Company’s ultimate parent.  In addition to the Company, included in PMHC’s consolidated return are the following entities:  Pacific LifeCorp, Pacific Life, Pacific Alliance Reinsurance Company of Vermont, Pacific Baleine Reinsurance Company, Pacific Life Fund Advisors LLC (PLFA,), and Pacific Life Re Global Limited.

The method of tax allocation between companies is subject to written tax sharing agreements, approved by the Company’s Board of Directors. Allocation is based upon separate return calculations with current credit for net losses to the extent utilized in the consolidated return. If the consolidated return has tax losses, intercompany balances are generally settled as refunds are received. If the consolidated return has a tax payable, the intercompany balances are generally settled as paid.

SEPARATE ACCOUNTS

Separate accounts primarily include variable life and annuity contracts.  The Company’s separate accounts without guarantees consist of the variable annuities and variable life businesses where the assets of these accounts are carried at fair value and represent legally segregated contract holder funds.  A separate account liability is recorded at fair value at an amount equal to the separate account asset.  The investment results of separate account assets typically pass through to the contract holders so that the Company generally bears no investment risk on these assets.  Amounts charged to the separate account for mortality, surrender and expense charges are included in separate account fees in other income.

Separate account assets are primarily invested in mutual funds, but are also invested in hedge funds.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile.  The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk.  Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums.  The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas and actuarial models.  Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action.  As of December 31, 2021 and 2020, the Company exceeded the minimum risk-based capital requirements.

2.                         COMPARISON OF NAIC SAP TO U.S. GAAP

The objectives of U.S. GAAP reporting differ from the objectives of NAIC SAP reporting.  U.S. GAAP stresses measurement of earnings of a business from period to period, while NAIC SAP stresses measurement of ability to pay claims in the future.

The Company prepares its financial statements - statutory basis in accordance with statutory accounting practices prescribed or permitted by the AZ DIFI, which is a comprehensive basis of accounting other than U.S. GAAP.  NAIC SAP primarily differs from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions and methods, as well as reporting investments and certain assets and accounting for deferred income taxes on a different basis.

PLA-15

3.                         INVESTMENTS

BONDS AND CASH EQUIVALENTS

The book/adjusted carrying value, fair value and net unrealized gains of bonds and cash equivalents are shown below.  Cash equivalents as of December 31, 2021 and 2020 were $76.2 million and $125.5 million, respectively.  See Note 4 for information on the Company’s fair value measurements.

	Book/Adjusted Carrying Value	Fair Value	Net Unrealized Gains
	(In Thousands)
December 31, 2021:
U.S. Government	$9,079	$9,549	$470
All other governments	31,479	35,016	3,537
U.S. states, territories and possessions	8,838	10,489	1,651
U.S. political subdivisions of states, territories and possessions	58,184	69,903	11,719
U.S. special revenue and special assessment obligations	279,601	376,641	97,040
Industrial and miscellaneous	4,003,481	4,621,915	618,434
LBASS:
Residential mortgage-backed securities (RMBS)	69,353	72,957	3,604
Commercial mortgage-backed securities (CMBS)	81,674	83,473	1,799
Other	68,075	71,712	3,637
Total	$4,609,764	$5,351,655	$741,891

	Book/Adjusted Carrying Value	Fair Value	Net Unrealized Gains
	(In Thousands)
December 31, 2020:
U.S. Government	$9,093	$9,909	$816
All other governments	29,510	35,958	6,448
U.S. states, territories and possessions	8,807	10,651	1,844
U.S. political subdivisions of states, territories and possessions	58,192	72,241	14,049
U.S. special revenue and special assessment obligations	282,458	388,715	106,257
Industrial and miscellaneous	3,839,598	4,662,548	822,950
LBASS:
RMBS	105,675	111,620	5,945
CMBS	61,161	63,998	2,837
Other	93,175	100,743	7,568
Total	$4,487,669	$5,456,383	$968,714

PLA-16

The book/adjusted carrying value and fair value of bonds and cash equivalents as of December 31, 2021, by contractual repayment date of principal, are shown below.  Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Due in one year or less	$153,334	$155,124
Due after one year through five years	696,041	749,673
Due after five years through ten years	1,241,036	1,341,856
Due after ten years	2,300,251	2,876,860
	4,390,662	5,123,513
LBASS	219,102	228,142
Total	$4,609,764	$5,351,655

The following tables present the fair value and gross unrealized losses for bonds where the fair value had declined and remained continuously below the amortized cost adjusted for OTTI for less than twelve months and for twelve months or greater:

	Less than 12 Months		12 Months or Greater		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(In Thousands)
December 31, 2021:
U.S. Government	$6,020	$59			$6,020	$59
All other governments	12,237	370			12,237	370
U.S. special revenue and special assessment obligations	20,405	73			20,405	73
Industrial and miscellaneous	358,589	8,219	$19,455	$1,664	378,044	9,883
LBASS:
RMBS	27,685	736	2,697	48	30,382	784
CMBS	51,442	555			51,442	555
Other	13,735	873			13,735	873
Total	$490,113	$10,885	$22,152	$1,712	$512,265	$12,597

December 31, 2020:
U.S. special revenue and special assessment obligations			$7,564	$732	$7,564	$732
Industrial and miscellaneous	$26,640	$1,390	25,260	2,861	51,900	4,251
LBASS:
RMBS	9,043	43	2,887	100	11,930	143
CMBS	29,216	758			29,216	758
Other	3,013	1			3,013	1
Total	$67,912	$2,192	$35,711	$3,693	$103,623	$5,885

PLA-17

The Company has evaluated investments with gross unrealized losses and determined that the unrealized losses are temporary.  The Company does not have the intent to sell these securities and has the intent and ability to retain these investments for a period of time sufficient to recover the amortized cost basis.

The Company received prepayment penalties and acceleration of fees of $5.9 million, $2.8 million and $3.2 million from 23, 22 and 22 securities for the years ended December 31, 2021, 2020 and 2019, respectively.

The Company does not have any securities lending transactions and did not have any reverse repurchase agreement transactions accounted for as secured borrowings as of December 31, 2021 and 2020.

Bonds with a book/adjusted carrying value of $6.1 million as of December 31, 2021 and 2020 were held as restricted assets on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business.

The table below summarizes the OTTI by security type:

	Years Ended December 31,
	2021	2020	2019
	(In Thousands)
Bonds:
Industrial and miscellaneous	$5,094		$476
Total OTTI	$5,094	—	$476

No OTTI was recognized on LBASS during the years ended December 31, 2021, 2020 and 2019 due to intent to sell or inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.

The Company has not recognized any OTTI on its loan-backed securities based on cash flow analysis during the years ended December 31, 2021, 2020 and 2019.

The assignment of an NAIC 5GI designation to a debt security occurs when the necessary documentation for a full credit analysis does not exist but the security is current on all contractual payments and the Company expects the security to make full payment of all contractual principal and interest.  The following table presents the number of investments, the book/adjusted carrying value, and the fair value for bonds with an NAIC 5GI designation:

	December 31, 2021			December 31, 2020
	Number	Book/Adjusted Carrying Value	Fair Value	Number	Book/Adjusted Carrying Value	Fair Value
		(In Thousands)			(In Thousands)
U.S. special revenue and special assessment obligations	2	$7,896	$8,022	2	$8,296	$7,564
Total	2	$7,896	$8,022	2	$8,296	$7,564

PLA-18

Proceeds, gross gains and gross losses recognized on sales of bonds were $46.1 million, $1.8 million and zero, respectively, for the year ended December 31, 2021.  Proceeds, gross gains and gross losses recognized on sales of bonds were $37.9 million, $1.9 million and $0.1 million, respectively, for the year ended December 31, 2020.  Proceeds, gross gains and gross losses recognized on sales of bonds were $65.0 million, $1.1 million and $0.2 million for the year ended December 31, 2019.

MORTGAGE LOANS

The maximum and minimum lending rates for newly issued mortgage loans, by category, are as follows:

	Maximum	Minimum
Year Ended December 31, 2021:
Commercial	3.10%	2.70%

Year Ended December 31, 2020:
Commercial	NA	NA

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 69%.

The age analysis of mortgage loans by type and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement is as follows:

	Commercial	Mezzanine	Total
December 31, 2021:	(In Thousands)
Current	$351,191	$26,689	$377,880

Participant or co-lender in a mortgage loan agreement:
Recorded investment (1)	$19,122	$26,689	$45,811

	Commercial	Mezzanine	Total
December 31, 2020:	(In Thousands)
Current	$358,940	$26,671	$385,611

Participant or co-lender in a mortgage loan agreement:
Recorded investment (1)	$42,399	$26,671	$69,070

PLA-19

(1)  All of the Company’s mortgage loans are participations with its parent company, Pacific Life.  Such amount represents mortgage loan participations with both Pacific Life and unrelated third parties and excludes mortgage loan participations where the sole participants are the Company and Pacific Life.

The Company’s mortgage loans primarily finance various types of properties throughout the U.S. and Canada.  The geographic distributions of the mortgage loans book/adjusted carrying value were as follows:

	December 31,
	2021	2020
	(In Thousands)
California	$109,154	$102,935
Illinois	59,568	59,875
Texas	46,999	48,419
Georgia	33,716	35,037
Washington	32,677	32,852
Massachusetts	32,605	32,744
New York	26,689	26,671
District of Columbia	15,000	24,992
North Carolina	9,768	9,955
Virginia	8,760	8,755
Other	2,944	3,376
Total	$377,880	$385,611

As of December 31, 2021 and 2020, the carrying value and percentage of total mortgage loans for the largest single loan in each of the above states is as follows:

	December 31,
	2021		2020
	($ In Thousands)
Illinois	$39,583	10%	$39,899	10%
Georgia	33,716	9%	35,037	9%
Washington	32,677	9%	32,852	9%
Massachusetts	32,605	9%	32,744	8%
California	28,086	7%	28,897	7%
New York	26,689	7%	26,671	7%
Texas	18,714	5%	19,084	5%
District of Columbia	15,000	4%	15,000	4%
North Carolina	9,768	3%	9,955	3%
Virginia	8,760	2%	8,755	2%

These loans are secured by a variety of property types, including office buildings, retail, apartments and lodging.

As of December 31, 2021, 2020 and 2019, the Company recognized in net investment income prepayment income of zero, $2.5 million, and $1.4 million, respectively, for early pay off mortgage loans.

PLA-20

The Company reviews the performance and credit quality of the mortgage loan portfolio on an on-going basis, including loan payment and collateral performance.  Collateral performance includes a review of the most recent collateral inspection reports and financial statements.  Analysts track each loan’s debt service coverage ratio (DCR) and loan-to-value ratio (LTV).  The DCR compares the collateral’s net operating income to its debt service payments.  DCRs less than 1.0 times indicate that the collateral operations do not generate enough income to cover the loan’s current debt payments.  A larger DCR indicates a greater excess of net operating income over the debt service.  The LTV compares the amount of the loan to the fair value of the collateral and is commonly expressed as a percentage.  LTVs greater than 100% indicate that the loan amount exceeds the collateral value.  A smaller LTV percentage indicates a greater excess of collateral value over the loan amount.  This includes troubled debt restructures (TDR) performing as agreed for more than one year.

The loan review process results in each loan being placed into a No Credit Concern category or one of three levels:  Level 1 Minimal Credit Concern, Level 2 Moderate Credit Concern or Level 3 Significant Credit Concern.  Loans in the No Credit Concern category are performing and no issues are noted.  The collateral exhibits a strong DCR and LTV and there are no near term maturity concerns.  The loan credit profile and borrower sponsorship have not experienced any significant changes and remain strong.  For construction loans, projects are progressing as planned with no significant cost overruns or delays.

Level 1 loans are experiencing negative market pressure and outlook due to economic factors.  Financial covenants may have been triggered due to declines in performance.  There may be disputes between the borrower and contractors.  Credit profile and/or borrower sponsorship remain stable but require monitoring.  Near term (6 months or less) maturity requires monitoring due to negative trends.  No impairment loss concerns exist under current conditions, however some possibility of loss may exist under stressed scenarios or changes in sponsorship financial strength.

Level 2 loans are experiencing significant or prolonged negative market pressure and uncertain outlook due to economic factors; financial covenants may have been triggered due to declines in performance and/or the borrower may have requested covenant relief.  There may be disputes between the borrower and contractors.  Loan credit profile, borrower sponsorship and/or collateral value may have declined or given cause for concern.  Near term maturity (12 months or less) coupled with negative market conditions, property performance and value and/or borrower stability result in increased refinance risk.  Likelihood for TDR, impairment and loss is increased.  This includes all loans performing as agreed during the first year of a TDR unless assigned to Level 3.

Level 3 loans are experiencing prolonged and/or severe negative market trends, declines in collateral performance and value, and/or borrower financial difficulties exist.  Borrower may have asked for modification of loan terms.  Without additional capital infusion and/or acceptable modification to existing loan terms, default is likely and foreclosure the probable alternative.  Impairment loss is possible depending on current fair market value of the collateral.  This category includes loans in default and previously impaired restructured loans that underperform despite modified terms and/or for which future loss is probable.

Loans classified as Level 1 through Level 3 are placed on a watch list and monitored monthly, subject to the terms of the loan agreement.  Loans that have been identified as Level 3 are evaluated to determine if the loan is impaired.  A loan is impaired if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

As of December 31, 2021 and 2020, the Company had no loans classified as Level 2.

The Company is working with borrowers who are experiencing financial difficulty as a direct result of the COVID-19 pandemic.  When necessary, the Company is providing loan modifications to assist borrowers with their present circumstances. These loans are accruing interest and are classified as current when performing under the terms of the modified loan agreement. On April 7, 2020, a group of banking agencies issued an Interagency Statement that offers practical expedients for evaluating whether loan modifications that occur in response to COVID-19 are TDR consistent with the Coronavirus Aid, Relief, and Economic Security (CARES) Act. The Consolidated Appropriations Act, signed into law on December 27, 2020 extended the relief offered in the CARES Act through January 1, 2022 and clarified that insurance companies are covered under the CARES Act. The Company’s loan modifications will fall within the guidance of either the April 7, 2020 Interagency Statement or the CARES Act, both as adopted

PLA-21

by the NAIC under INT 20-03, and do not qualify as TDRs. As of December 31, 2021,the Company has provided modification in the form of principal and/or interest payment relief and extension of maturity dates to mortgage loans with a total book value of $72.3 million.  These loans do not qualify as TDRs.

The following tables set forth mortgage loan credit levels as of December 31, 2021 and 2020 ($ In Thousands):

	December 31, 2021
			Level 1		Level 3
	No Credit Concern		Minimal Credit Concern		Significant Credit Concern		Total
Type	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR
Office	$199,593	1.79					$199,593	1.79
Retail	32,677	1.75			$39,583	0.75	72,260	1.20
Apartment	45,255	1.38					45,255	1.38
Lodging	37,854	4.28					37,854	4.28
Industrial	19,975	2.30					19,975	2.30
Golf course			$2,943	0.15			2,943	0.15
Total	$335,354	2.04	$2,943	0.15	$39,583	0.75	$377,880	1.89

	December 31, 2020
			Level 1		Level 3
	No Credit Concern		Minimal Credit Concern		Significant Credit Concern		Total
Type	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR
Office	$225,902	1.63	$8,755	1.18			$234,657	1.61
Retail	32,852	1.48	39,899	1.10			72,751	1.27
Apartment	26,640	1.45	9,334	1.19			35,974	1.38
Lodging	28,897	1.36	9,955	1.48			38,852	1.39
Golf course			3,377	(0.51)			3,377	(0.51)
Total	$314,291	1.57	$71,320	1.10			$385,611	1.48

JOINT VENTURES, PARTNERSHIPS AND LIMITED LIABILITY COMPANIES

The Company does not have investments in joint ventures, partnerships and limited liability companies that exceed 10% of admitted assets of the Company as of December 31, 2021 and 2020.  The Company does not have impaired investments in joint ventures, partnerships and limited liability companies during the years ended December 31, 2021, 2020 and 2019, respectively.

PLA-22

4.                         FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company’s financial assets and liabilities that are carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The determination of fair value requires the use of observable market data when available. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.

Level 1                  Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments include securities that are traded in an active exchange market.

Level 2                  Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in inactive markets, and model-derived valuations for which all significant inputs are observable market data.

Level 3                  Valuations derived from valuation techniques in which one or more significant inputs are not market observable.

The following tables present, by fair value hierarchy level, the Company’s financial instruments that are carried at fair value or net asset value (NAV) as of December 31, 2021 and 2020.

	Level 1	Level 2	Level 3	NAV	Total
December 31, 2021:	(In Thousands)
Assets:
Common stocks:
Industrial and miscellaneous			$3,647		$3,647
Total common stocks	—	—	3,647	—	3,647

Derivatives:
Foreign currency and interest rate swaps		$7,535			7,535
Equity derivatives	$6,391		2,243		8,634
Total derivatives	6,391	7,535	2,243	—	16,169

Separate account assets (1)	3,472,565			$17,996	3,490,561
Total	$3,478,956	$7,535	$5,890	$17,996	$3,510,377

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$4,716			$4,716
Equity derivatives			$316		316
Total	$—	$4,716	$316	$—	$5,032

PLA-23

	Level 1	Level 2	Level 3	NAV	Total
December 31, 2020:	(In Thousands)
Assets:
Common stocks:
Industrial and miscellaneous			$4,639		$4,639
Total common stocks	—	—	4,639	—	4,639

Derivatives:
Foreign currency and interest rate swaps		$15,083			15,083
Equity derivatives	$8,393		1,595		9,988
Total derivatives	8,393	15,083	1,595	—	25,071

Separate account assets (1)	3,180,187			$18,897	3,199,084
Total	$3,188,580	$15,083	$6,234	$18,897	$3,228,794

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$385			$385
Equity derivatives			$315		315
Total	$—	$385	$315	$—	$700

(1) Consists of separate account assets that are primarily invested in mutual funds and hedge funds. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is recorded in the separate account liabilities. Separate account liabilities are measured to equal the fair value of separate account assets.

FAIR VALUE MEASUREMENT

The following describes the valuation methodologies used by the Company to measure various types of financial instruments at fair value.

BONDS, PREFERRED STOCKS AND COMMON STOCKS

The fair values of bonds, preferred stocks and common stocks are determined by management after considering external pricing sources and internal valuation techniques. For securities with sufficient trading volume, prices are obtained from third-party pricing services.  For securities that are traded infrequently, fair values are determined after evaluating prices obtained from third-party pricing services and independent brokers or are valued internally using various valuation techniques.

The Company’s management analyzes and evaluates prices received from independent third parties and determines whether they are reasonable estimates of fair value. Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, comparison to prices received from other third parties and development of internal models utilizing observable market data of comparable securities. The Company assesses the reasonableness of valuations received from independent brokers by considering current market dynamics and current pricing for similar securities.

PLA-24

For prices received from independent pricing services, the Company applies a formal process to challenge any prices received that are not considered representative of fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of fair value, independent non-binding broker quotations are obtained or an internally developed valuation is prepared. Upon evaluation, the Company determines which source represents the best estimate of fair value. Overrides of third-party prices to internally developed valuations of fair value did not produce material differences in the fair values for the majority of the portfolio; accordingly, overrides were not material. In the absence of such market observable activity, management’s best estimate is used.

Fair values determined by internally derived valuation tools use market-observable data if available. Generally, this includes using an actively traded comparable security as a benchmark for pricing.  These internal valuation methods primarily represent discounted cash flow models that incorporate significant assumptive inputs such as spreads, discount rates, default rates, severity and prepayment speeds. These inputs are analyzed by the Company’s portfolio managers and analysts, investment accountants and risk managers. Internally developed estimates may also use unobservable data, which reflect the Company’s own assumptions about the inputs market participants would use.

Most securities priced by a major independent third-party service have been classified as Level 2, as management has verified that the significant inputs used in determining their fair values are market observable and appropriate. Externally priced securities for which fair value measurement inputs are not sufficiently transparent, such as securities valued based on broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third parties, where significant management assumptions have been utilized in determining fair value, have been classified as Level 3. Securities categorized as Level 1 consist primarily of investments in mutual funds.

The Company applies controls over the valuation process. Prices are reviewed and approved by the Company’s professional credit analysts that have industry expertise and considerable knowledge of the issuers. Management performs validation checks to determine the completeness and reasonableness of the pricing information, which include, but are not limited to, changes from identified pricing sources, significant or unusual price fluctuations above predetermined tolerance levels from the prior period, and back-testing of fair values against prices of actual trades. A group comprised of the Company’s investment accountants, portfolio managers and analysts and risk managers meet to discuss any unusual items above the tolerance levels that may have been identified in the pricing review process. These items are investigated, further analysis is performed and resolutions are appropriately documented.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at fair value using pricing valuation models which utilize market data inputs or independent broker quotations or exchange prices for exchange-traded futures. The Company calculates the fair value of derivatives using market standard valuation methodologies for foreign currency and interest rate swaps and equity options. Internal models are used to value equity total return swaps. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility and equity index levels. On a monthly basis, the Company performs an analysis of derivative valuations, which includes both quantitative and qualitative analyses. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analysis of the impacts of changes in the market environment and review of changes in the market value for each derivative by both risk managers and investment accountants. Internally calculated fair values are reviewed and compared to external broker fair values for reasonableness.

Derivative instruments classified as Level 1 are exchange-traded. Derivative instruments classified as Level 2 primarily include foreign currency and interest rate swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, primarily interest swap rates, interest rate volatility and foreign currency forward and spot rates.

PLA-25

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and total return swaps. These derivatives are valued using pricing models which utilize both observable and unobservable inputs, primarily interest rate volatility, equity volatility, equity index levels and, to a lesser extent, broker quotations. A derivative instrument containing Level 2 inputs would be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

SEPARATE ACCOUNT ASSETS

The fair value of separate account assets is based on the fair value or NAV of the underlying assets. Separate account assets held at fair value primarily consist of mutual funds and hedge funds.

Level 1 separate account assets include mutual funds that are valued based on reported net asset values provided by fund managers daily and can be redeemed without restriction. Management performs validation checks to determine the reasonableness of the pricing information, which include, but are not limited to, price fluctuations above predetermined thresholds from the prior day and validation against similar funds or indices. Variances are investigated, further analysis is performed and resolutions are appropriately documented.

Investments Measured Using the NAV Practical Expedient

Separate account assets include hedge funds where the fair value is based on the net asset value obtained from the fund managers. Investment strategies related to separate account hedge funds include multi-strategy primarily invested in U.S. and international equity, fixed income, long/short equity, loans, derivatives, privately held companies and private partnerships. The redemption frequency is quarterly. There are no remaining lockup periods or unfunded commitments of investments measured using the NAV practical expedient as of  December 31, 2021.

LEVEL 3 RECONCILIATION

The tables below present a reconciliation of the beginning and ending balances of the Level 3 financial instruments that are carried at fair value using significant unobservable inputs:

				Total Gains or (Losses)
	January 1, 2020	Transfers into Level 3 (1)	Transfers out of Level 3 (1)	Included in Net Income	Included in Surplus	Purchases	Sales	Settlements	December 31, 2021
	(In Thousands)
Common stocks	$4,639			$32	($33)	$1,276	($2,267)		$3,647
Derivatives, net	1,280			2,849	(15)	777		($2,964)	1,927
Total	$5,919	$—	$—	$2,881	($48)	$2,053	($2,267)	($2,964)	$5,574

				Total Gains or (Losses)
	January 1, 2021	Transfers into Level 3 (1)	Transfers out of Level 3 (1)	Included in Net Income	Included in Surplus	Purchases	Sales	Settlements	December 31, 2020
	(In Thousands)
Common stocks	$4,639								$4,639
Derivatives, net	(1,079)			$2,142	$2,192			($1,975)	1,280
Total	$3,560	$—	$—	$2,142	$2,192	$—	$—	($1,975)	$5,919

(1) Transfers in and/or out are recognized at the end of each quarter.

PLA-26

The book/adjusted carrying values and fair values of the Company’s financial instruments are presented in the following table.

	December 31, 2021
		Book/					Not
		Adjusted					Practicable
	Fair	Carrying					(Carrying
	Value	Value	Level 1	Level 2	Level 3	NAV	Value)
	(In Thousands)
Assets:
Bonds	$5,275,417	$4,533,525		$5,201,142	$74,275
Common stocks	3,647	3,647			3,647
Mortgage loans	399,541	377,880			399,541
Cash and cash equivalents	74,065	74,065	$74,065
Contract loans	9,747	9,747			9,747
Derivatives, net	11,137	11,137	6,391	2,819	1,927
Other invested assets (1)	28,572	24,939		28,572
Separate account assets	3,490,561	3,490,561	3,472,565			$17,996
Liabilities:
Liability for deposit-type contracts	1,008,086	860,645			1,008,086
Separate account liability for
deposit type contracts	3,462	3,462			3,462

	December 31, 2020
		Book/					Not
		Adjusted					Practicable
	Fair	Carrying					(Carrying
	Value	Value	Level 1	Level 2	Level 3	NAV	Value)
	(In Thousands)
Assets:
Bonds	$5,330,872	$4,362,159		$5,249,447	$81,425
Preferred stocks	2,093	1,820		2,093
Common stocks	4,639	4,639			4,639
Mortgage loans	402,406	385,611			402,406
Cash and cash equivalents	134,568	134,568	$134,568
Contract loans	8,146	8,146			8,146
Derivatives, net	24,371	24,371	8,393	14,698	1,280
Other invested assets (1)	29,408	24,938		29,408
Separate account assets	3,199,084	3,199,084	3,180,187			$18,897
Liabilities:
Liability for deposit-type contracts	1,060,615	861,988			1,060,615
Separate account liability for
deposit type contracts	3,256	3,256			3,256

(1) Excludes investments accounted for under the equity method.

PLA-27

The tables above exclude the following financial instruments: investment income due and accrued and derivatives collateral receivable and payable.  The fair value of these financial instruments, which are primarily classified as Level 2, approximates carrying value as they are short-term in nature such that there is minimal risk of material changes in fair value due to changes in interest rates or counterparty credit.

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2021 and 2020:

MORTGAGE LOANS

The fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

CASH AND CASH EQUIVALENTS

Cash equivalents are money market mutual funds that have fair values that approximate their book/adjusted carrying values due to the short maturities of the underlying investments of the funds.  The carrying value of cash approximates the fair value.

CONTRACT LOANS

Contract loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract’s cash surrender value, making these assets fully secured by the cash surrender value of the contracts. Therefore, the carrying amount of the contract loans is a reasonable approximation of fair value.

OTHER INVESTED ASSETS

Other invested assets consist of surplus note investments held from other insurance providers. The fair value of the surplus note investments are priced by an independent pricing service as described for bonds above.

LIABILITY FOR DEPOSIT-TYPE CONTRACTS

The primary methods used to determine the estimated fair value of liability for deposit-type contracts are based on discounted cash flow methodologies using significant unobservable inputs.

SEPARATE ACCOUNT LIABILITY FOR DEPOSIT-TYPE CONTRACTS

The statement value of separate account liability for deposit-type contracts is reported under separate account liabilities and is a reasonable estimate of their fair value because the contractual interest rates are variable and based on current market rates.

PLA-28

5.      DERIVATIVE INSTRUMENTS

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk and equity risk, collectively “market risk”, and credit risk. Derivative instruments are also used to manage the duration mismatch of general  account assets and liabilities. Derivatives may be exchange-traded or contracted in the over-the-counter (OTC) market. The Company’s OTC derivatives are primarily bilateral contracts between two counterparties. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties. The Company utilizes a variety of derivative instruments including swaps, exchange-traded futures and options.

Market risk is the possibility that future changes in market conditions may make the derivative financial instrument less valuable. Credit risk is defined as the possibility that a loss may occur from the failure of another party to perform in accordance with the terms of the contract, which exceeds the value of existing collateral, if any. The Company mitigates these risks through established market and credit risk limits.

The following table summarizes the notional amount, net carrying value, and fair value of the Company’s derivative instruments by derivative type.  Cash collateral received from or pledged to counterparties is not included in the amounts below.

	Notional Amount	Net Carrying Value	Fair Value
December 31, 2021:	(In Thousands)
Equity total return swaps	$26,529	($316)	($316)
Equity futures	122,866	6,391	6,391
Equity call options	41,360	2,243	2,243
Foreign currency swaps	3,213	506	506
Interest rate swaps	233,115	2,313	2,313
Total	$427,083	$11,137	$11,137

December 31, 2020:
Equity total return swaps	$20,896	($301)	($301)
Equity futures	130,298	8,393	8,393
Equity call options	38,180	1,581	1,581
Foreign currency swaps	3,713	623	623
Interest rate swaps	180,350	14,075	14,075
Total	$373,437	$24,371	$24,371

Notional amount represents a standard of measurement of the volume of derivatives.  Notional amount is not a quantification of market risk or credit risk and is not recorded in the statements of admitted assets, liabilities and capital and surplus - statutory basis.  Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as foreign currency swaps.

Cash collateral received from OTC counterparties was $1.2 million and $6.3 million as of December 31, 2021 and 2020, respectively.  Cash collateral pledged to OTC counterparties was $7.2 million and zero as of December 31, 2021 and 2020, respectively.

The Company is required to pledge initial margin for all futures contracts.  The amount of required margin is determined by the exchange on which it is traded.  The Company pledged cash to satisfy this collateral requirement.  Cash pledged for initial margin was $6.4 million and $8.4 million as of December 31, 2021 and 2020, respectively.

PLA-29

DERIVATIVES DESIGNATED AS FAIR VALUE HEDGES

The Company offers life insurance products with indexed account options.  The interest credited on the indexed accounts is a function of the underlying domestic and/or international equity index, subject to various caps, thresholds and participation rates.

The Company utilizes equity call options to hedge the credit paid to the policyholder on the underlying index for its life insurance products  with indexed account options. These equity call options are contracts to buy the index at a predetermined time at a contracted price. The contracts will be net settled in cash based on differentials in the index at the time of exercise and the strike price subject to a cap, net of option premiums.  These equity call options are designated as a fair value hedge under statutory accounting principles with changes in fair value recorded in net realized capital losses less tax.

For the years ended December 31, 2021, 2020 and 2019, $1.5 million, $1.5 million and $1.3 million, respectively, of option premium expense recorded in net investment income for the one-year equity call options hedging life indexed account insurance products was excluded from the assessment of hedge effectiveness. For all other hedging relationships, no component of the hedging instrument’s fair value was excluded from the assessment of hedge effectiveness.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company offers a rider on certain variable annuity contracts that guarantees net principal over specified periods, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions.

The Company utilizes total return swaps and exchange-traded futures based upon domestic and international equity market indices to economically hedge the equity risk of the guarantees in its variable annuity products. Total return swaps are swaps whereby the Company agrees to exchange the difference between the economic risk and reward of an equity index and a floating rate of interest, calculated by reference to an agreed upon notional amount. Cash is paid and received over the life of the contract based on the terms of the swap. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the underlying equity indices, and to post variation margin on a daily basis in an amount equal to the change in the daily fair value of those contracts. The Company also utilizes interest rate swaps to manage interest rate risk in the variable annuity products.

Foreign currency interest rate swap agreements are used to convert fixed or floating rate foreign-denominated assets to U.S. dollar fixed or floating rate assets. A foreign currency interest rate swap involves the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed-upon exchange rate.  There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed-upon interest rates, exchange rates, and the exchanged principal amounts. The Company enters into these agreements primarily to manage the currency risk associated with investments that are denominated in foreign currencies. The main currency that the Company economically hedges is the Canadian dollar.

Interest rate swaps are used by the Company to reduce market risk from changes in interest rates and other interest rate exposure arising from duration mismatches between assets and liabilities. An interest rate swap agreement involves the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

PLA-30

The average and ending fair value of derivatives not designated as hedging instruments are as follows:

	Average Fair Value Years Ended December 31,		Ending Fair Value as of December 31,
	2021	2020	2021		2020
			Asset	Liability	Asset	Liability
			(In Thousands)
Equity futures	$6,914	$13,821	$6,391		$8,393
Foreign currency swaps	538	901	506		623
Interest rate swaps	3,848	15,406	7,029	$4,716	14,461	$386
Equity total return swaps	90	1,018		316	14	315
Equity call options	13		34		3
Total	$11,403	$31,146	$13,960	$5,032	$23,494	$701

The following table summarizes the surplus and net realized capital gains (losses) impact on derivative instruments not designated as hedging instruments.

	Years Ended December 31,			Years Ended December 31,
	2021	2020	2019	2021	2020	2019
	Surplus			Net Realized Capital Gains (Losses)
	(In Thousands)
Equity futures	$431	($1,698)	($4,360)	($27,276)	($62,345)	($16,569)
Equity total return swaps	(15)	2,192	(5,812)
Foreign currency swaps	(117)	(143)	(154)
Interest rate swaps	(11,762)	9,172	4,904
Equity call options	30	3
Total	($11,433)	$9,526	($5,422)	($27,276)	($62,345)	($16,569)

For the years ended December 31, 2021, 2020 and 2019, net gains or (losses) from periodic net settlements recorded in net investment income were ($1.8) million, $9.7 million and ($12.1) million, respectively.

For equity call options with deferred financing premiums which are paid at the end of the derivative contract, summarized in the tables below are the undiscounted future settled premium commitments, equity call option fair value and equity call option fair value excluding impact of discounted future settled premiums (In Thousands):

Years Ending December 31:	Premium Payments Due
2022	$1,501	(1)
2023
2024
2025
2026 and thereafter
Total undiscounted future settled premium commitments	$1,501

(1) Premium payments are expected to be made monthly, based upon current maturity date of derivative contracts.

PLA-31

Years Ending December 31:	Undiscounted Future Premium Commitments	Equity Call Option Fair Value		Equity Call Option Fair Value Excluding Impact of Discounted Future Settled Premiums
2021	$1,501	$2,243		$2,243
2020	1,549	1,581	(1)	2,374

(1) The equity call option fair value excludes accrued premium liability of $0.8 million as of December 31, 2020.

DERIVATIVE CREDIT EXPOSURE

The Company is exposed to credit-related losses in the event of nonperformance by derivative counterparties to OTC derivatives.  The Company manages its credit risk by dealing with creditworthy counterparties, establishing risk-control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate.  In addition, the Company evaluates the financial stability of each counterparty before entering into each agreement and throughout the period that the financial instrument is owned.

The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

For OTC derivative transactions, the Company enters into legally enforceable master netting agreements which provide for the netting of payments and receipts with a single counterparty. The net position with each counterparty is calculated as the aggregate fair value of all derivative instruments with each counterparty, net of income or expense accruals and collateral paid or received.  These master netting agreements include collateral arrangements with derivative counterparties, which requires positions be marked to market and margined on a daily basis by the daily settlement of variation margin.  The Company has minimal counterparty exposure to credit-related losses in the event of non performance by these counterparties.

The OTC agreements may include a termination event clause associated with financial strength ratings assigned by certain independent  rating agencies.  If these financial strength ratings were to fall below a specified level, as defined within each counterparty master agreement, or if one of the rating agencies were to cease to provide a financial strength rating, the counterparty could terminate the master agreement with payment due based on the net fair value of the underlying derivatives. As of December 31, 2021 and 2020, the Company’s financial strength ratings were above the specified level.

The Company’s credit exposure is measured on a counterparty basis as the net positive fair value of all derivative positions with the counterparty, net of income or expense accruals and collateral received.  The Company’s credit exposure for OTC derivatives as of December 31, 2021 was $0.2 million.  The maximum exposure to any single counterparty was $0.1 million as of December 31, 2021.  All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance for the years ended December 31, 2021, 2020 and 2019.  The Company does not expect any counterparties to fail to meet their obligations given their investment-grade ratings.

PLA-32

6.      INCOME TAXES

The components of net admitted deferred tax assets are as follows:

	December 31, 2021			December 31, 2020
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Thousands)			(In Thousands)
Gross deferred tax assets	$46,864	$5,244	$52,108	$44,221	$4,589	$48,810
Statutory valuation allowance adjustment
Adjusted gross deferred tax assets	46,864	5,244	52,108	44,221	4,589	48,810
Deferred tax assets nonadmitted	22,624	1,999	24,623	20,619	1,846	22,465
Net admitted deferred tax asset	24,240	3,245	27,485	23,602	2,743	26,345
Deferred tax liabilities	8,576	3,245	11,821	9,294	2,743	12,037
Net admitted deferred tax asset	$15,664	$—	$15,664	$14,308	$—	$14,308

	Change during 2021
	Ordinary	Capital	Total
	(In Thousands)
Gross deferred tax assets	$2,643	$655	$3,298
Statutory valuation allowance adjustment
Adjusted gross deferred tax assets	2,643	655	3,298
Deferred tax assets nonadmitted	2,005	153	2,158
Net admitted deferred tax asset	638	502	1,140
Deferred tax liabilities	(718)	502	(216)
Net admitted deferred tax asset	$1,356	$—	$1,356

PLA-33

The admission calculation components of SSAP No. 101, Income Taxes, are as follows:

	December 31, 2021			December 31, 2020
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Thousands)			(In Thousands)
Federal income taxes paid in prior years recoverable through loss carrybacks	$—		$—	$—		$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	15,664		15,664	14,308		14,308
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	15,664		15,664	14,308		14,308
Adjusted gross deferred tax assets allowed per limitation threshold			78,182			81,069
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	8,576	$3,245	11,821	9,294	$2,743	12,037
Deferred tax assets admitted as the result of application of SSAP No. 101	$24,240	$3,245	$27,485	$23,602	$2,743	$26,345

	Change during 2021
	Ordinary	Capital	Total
	(In Thousands)
Federal income taxes paid in prior years recoverable through loss carrybacks	$—		$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	1,356		1,356
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	1,356		1,356
Adjusted gross deferred tax assets allowed per limitation threshold			(2,887)
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	(718)	$502	(216)
Deferred tax assets admitted as the result of application of SSAP No. 101	$638	$502	$1,140

The ratio percentage and adjusted capital and surplus used to determine recovery period and threshold limitation are as follows ($ In Thousands):

	December 31,
	2021	2020
Ratio percentage used to determine recovery period and threshold limitation amount	1,122%	1,343%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$521,213	$540,462

PLA-34

The impacts of tax planning strategies as of December 31, 2021 and 2020 are as follows ($ In Thousands):

	December 31, 2021
	Ordinary	Capital
Adjusted gross deferred tax assets	$46,864	$5,244
Percent of total adjusted gross deferred tax assets	0%	0%

Net admitted adjusted gross deferred tax assets	$24,240	$3,245
Percent of total net admitted adjusted gross deferred tax assets	0%	0%

	December 31, 2020
	Ordinary	Capital
Adjusted gross deferred tax assets	$44,222	$4,589
Percent of total adjusted gross deferred tax assets	0%	0%

Net admitted adjusted gross deferred tax assets	$23,602	$2,743
Percent of total net admitted adjusted gross deferred tax assets	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance as of December 31, 2021 and 2020.

The Federal income taxes are as follows:

	Years Ended December 31,			Change	Change
	2021	2020	2019	2021-2020	2020-2019
	(In Thousands)
Federal income tax expense	$6,223	$9,399	$13,607	($3,176)	($4,208)
Federal income taxes on net capital gains (losses)	(1)	266	(3,169)	(267)	3,435
Federal income tax expense	$6,222	$9,665	$10,438	($3,443)	($773)

PLA-35

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows.

	December 31,
Deferred tax assets:	2021	2020	Change
Ordinary:	(In Thousands)
Policyholder reserves	$33,596	$30,994	$2,602
Deferred acquisition costs	10,618	10,621	(3)
Compensation and benefits accrual	356	282	74
Other	2,294	2,324	(30)
Total	46,864	44,221	2,643
Statutory valuation allowance adjustment
Nonadmitted	22,624	20,619	2,005
Admitted ordinary deferred tax assets	24,240	23,602	638

Capital:
Investments	5,244	4,589	655
Total	5,244	4,589	655
Statutory valuation allowance adjustment
Nonadmitted	1,999	1,846	153
Admitted capital deferred tax assets	3,245	2,743	502

Admitted deferred tax assets	27,485	26,345	1,140

Deferred tax liabilities:
Ordinary:
Investments	7,912	8,633	(721)
Other	664	661	3
Total	8,576	9,294	(718)

Capital:
Investments	3,245	2,743	502
Total	3,245	2,743	502

Deferred tax liabilities	11,821	12,037	(216)

Net admitted deferred tax assets	$15,664	$14,308	$1,356

PLA-36

The change in net deferred income taxes, exclusive of the nonadmitted assets, is as follows:

	December 31,
	2021	2020	Change
	(In Thousands)
Total deferred tax assets	$52,108	$48,810	$3,298
Total deferred tax liabilities	11,821	12,037	(216)
Net deferred tax asset	$40,287	$36,773	3,514
Tax effect of unrealized activities			8
Change in net operating deferred income tax			$3,522

Federal income tax expense (benefit) is different from that which would be obtained by applying the statutory Federal income tax rate of 21% to income before income taxes.  The significant items causing these differences are as follows:

	Years Ended December 31,
	2021	2020	2019
	(In Thousands)
Provision computed at statutory rate	$8,075	$3,814	$9,098
Tax contingency	215	216	229
Tax impact from derivative gains (losses)	(2,383)	2,030	(1,141)
Dividend received deduction	(1,714)	(1,338)	(1,347)
Tax impact from affiliates	(1,090)	(911)	(1,043)
Amortization of IMR	(153)	(176)	(200)
Tax impact from surplus activities		2,849
Other	(250)	(42)	(12)
Total statutory income tax	$2,700	$6,442	$5,584

Federal income tax expense	$6,222	$9,665	$10,438
Change in net deferred income taxes	(3,522)	(3,223)	(4,854)
Total statutory income tax	$2,700	$6,442	$5,584

As of December 31, 2021 and 2020, the Company had no low income housing and foreign tax credit carryforwards.   The Company had no investment tax credits.  The Company had no Alternative Minimum Tax  credit carryforward. The Company had no adjustments of deferred tax assets (DTAs) and deferred tax liabilities (DTLs) for enacted changes in tax laws or a change in tax status.  The Company had no adjustments to gross DTAs because of a change in circumstances that causes a change in judgment about the realizability of the related DTAs.  The Company had no deposits under Section 6603 of the Internal Revenue Code.

The following are estimated Federal income taxes in the current and prior years that will be available for recoupment in the event of future net losses (In Thousands).

	Ordinary	Capital
2021 estimated
2020		$307
2019		7

The Company had no federal or foreign income tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within 12 months from December 31, 2021.

PLA-37

The Company’s policy is to recognize interest expense and penalties related to tax contingencies as a component of Federal and foreign income taxes.  No interest and penalties were recorded in Federal and foreign income taxes for the years ended December 31, 2021, 2020 and 2019.

PMHC and its subsidiaries file income tax returns in the U.S. Federal and various state jurisdictions.  PMHC is under continuous audit by the Internal Revenue Service (IRS) and is audited periodically by some state taxing authorities. The IRS is currently examining PMHC’s tax returns for the years ended December 31, 2013 through 2018. The exam of the Federal tax returns through tax years ended December 31, 2012 has been completed and certain issues are under appeals. The State of California is auditing the tax year ended December 31, 2009 and certain issues are under protest. The Company does not expect the current Federal and California audits to result in any material assessments.

7.                         CAPITAL AND SURPLUS

The Company has 5 million shares of common stock authorized of which 2.9 million shares are issued and outstanding with a par value of $1.00 per share. There is only one class of shares.

DIVIDEND RESTRICTIONS

The payment of dividends by the Company to its parent is subject to restrictions set forth in the State of Arizona insurance laws. These laws require (i) notification to the AZ DIFI for the declaration and payment of any dividend and (ii) approval by the AZ DIFI for accumulated dividends within the preceding twelve months that exceed the lesser of 10% of statutory surplus as regards to policyholders as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Based on these restrictions and 2021 statutory results, the Company could pay $39.9 million in dividends to Pacific Life in 2022 without prior regulatory approval, subject to the notification requirement.   Within the dividend restrictions, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There are no other restrictions on unassigned surplus.

During the year ended December 31, 2021, PL&A paid ordinary dividends in the form of cash and bonds to Pacific Life of $41.7 million.  During the years ended December 31, 2020 and 2019, PL&A paid ordinary cash dividends to Pacific Life of $40.0 million and $41.0 million, respectively.

UNASSIGNED SURPLUS

The portion of unassigned surplus represented by cumulative unrealized gains, net, as of December 31, 2021 and 2020 was $0.4 million and $11.8 million, respectively.

PLA-38

8.                         RELATED PARTY TRANSACTIONS

Pacific Life provides general administrative and investment management services to the Company under an administrative services agreement. Product contract services relating to the Company’s variable universal life insurance, other life insurance, variable annuities and investment management services are under a separate services agreement.  Amounts charged by Pacific Life to the Company for these services were $22.7 million, $19.9 million and $21.2 million for the years ended December 31, 2021, 2020 and 2019, respectively, and are primarily included in operating expenses.

PLFA is the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners. PLFA is owned 99% by Pacific Life and 1% by the Company. Distributions to the Company from PLFA, reflecting net revenues and expenses, net of taxes, are recorded by the Company as net investment income when declared, to the extent they are not in excess of undistributed accumulated earnings. Distributions from PLFA to the Company included in net investment income for the years ended December 31, 2021, 2020 and 2019 were $5.2 million, $4.3 million and $5.0 million, respectively.   Any undistributed net revenue and expense, net of tax, is recorded directly to surplus.

Pacific Select Distributors, LLC (PSD), a wholly-owned broker-dealer subsidiary of Pacific Life, serves as the distributor of variable life and annuity contracts issued by the Company and Pacific Life (Variable Products). In connection with PSD’s distribution of Variable Products, the Company incurred commission expense of $34.0 million, $28.4 million and $25.2 million during the years ended December 31, 2021, 2020 and 2019, respectively.   A service plan was adopted by the Pacific Select Fund whereby Pacific Select Fund pays PSD, as distributor of the funds, a service fee in connection with services rendered or procured to or for shareholders of the fund or their variable contract owners.  These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services. From these service fees, PSD reimbursed the Company $4.2 million, $3.6 million and $3.7 million, included in commission expense, for paying trail commissions on its behalf for the years ended December 31, 2021, 2020 and 2019, respectively.

During the year ended December 31, 2021, participants previously covered by a group annuity contract at Pacific Life were transferred to the Company. As a result, the Company recognized $72.6 million of premium revenue included in premium revenue and an increase in reserves included in aggregate reserves of $72.6 million.

As of December 31, 2021, the Company reported $204 thousand and $348 thousand as amounts due from Pacific Life,  and other affiliated companies, respectively. As of December 31, 2020, the Company reported $204 thousand and $325 thousand as amounts due from Pacific Life and other affiliated companies, respectively.  The Company reported  $4.3 million and $1.4 million due to Pacific Life as of December 31, 2021 and 2020 respectively. The Company reported no amounts payable to other affiliated companies as of December 31, 2021 and 2020.  It is the Company’s policy to settle these amounts no later than 90 days after the due date.

The Company’s structured settlement transactions are typically designed such that an affiliated assignment company assumes settlement obligations from external parties in exchange for consideration. The affiliated assignment company then funds the assumed settlement obligations by purchasing annuity contracts from the Company. Consequently, substantially all of the Company’s structured settlement annuities are sold to an affiliated assignment company.  Included in the liability for aggregate reserves are insurance contracts with the affiliated assignment company with insurance contract values of $1,914.2 million and $1,901.6 million as of December 31, 2021 and 2020, respectively.  Related to these contracts, the Company received $41.6 million, $62.9 million and $89.7 million of premium and annuity considerations and paid $126.2 million, $118.4 million and $116.8 million of current and future policy benefits for the years ended December 31, 2021, 2020 and 2019, respectively.  In addition, included in the liability for deposit-type contracts are contracts with the affiliated assignment company of $830.4 million and $830.2 million as of December 31, 2021 and 2020, respectively.

PLA-39

9.      RESERVES FOR LIFE CONTRACTS AND ANNUITY CONTRACTS

For policies with a substandard rating or flat extra, mean reserves are based on an appropriate multiple of or addition to the valuation mortality table.

As of December 31, 2021 and 2020, the Company had $279.5 million and $313.0 million, respectively, of insurance in force for which gross premiums were less than the net premiums according to the valuation standard set by the AZ DIFI.

For traditional policies, tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as described by the NAIC instructions. For non-traditional universal life type policies, the tabular interest and tabular cost are based on the actual interest credited to and monthly deductions from the policies. For some deferred annuity policies and some immediate payout policies, tabular interest was calculated using basic data.

The tabular interest on deposit funds not involving life contingencies has been determined from actual interest credited to deposits.

Other reserve changes are comprised of changes in separate account fair values, surrender or alternative comparison values, partial withdrawals, changes in deficiency reserves, and change in CRVM expense allowance.  As of December 31, 2021 and 2020, other reserve changes were ($51.6) million and ($3.0) million, respectively.

10.                  ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT TYPE CONTRACT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

The tables below describe withdrawal characteristics of individual annuities and deposit-type contracts:

Individual Annuities:	December 31, 2021
	General Account	Separate Account Nonguaranteed	Total	% of Total
	($In Thousands)
Subject to discretionary withdrawal:
With market value adjustment	$76,885		$76,885	1%
At book value less current surrender charge of 5% or more (1)	460,754		460,754	7%
At fair value		$3,333,828	3,333,828	49%
Total with market value adjustment or at fair value	537,639	3,333,828	3,871,467	57%
At book value without adjustment	836,147		836,147	12%
Not subject to discretionary withdrawal	2,105,384	403	2,105,787	31%
Total	$3,479,170	$3,334,231	$6,813,401	100%

Amount included at book value less current surrender charge of 5% or more that will move to at book value without adjustment for the first time within the year after the statement date:	$314,845	$—	$314,845

(1) Withdrawal characteristic categories were evaluated using effective surrender charge rates, where applicable.

PLA-40

Group Annuities:	December 31, 2021
	General Account	Separate Account Nonguaranteed	Total	% of Total
	($In Thousands)
Not subject to discretionary withdrawal	$176,765		$176,765	100%
Total	$176,765	$—	$176,765	100%

Deposit-type Contracts:	December 31, 2021
	General Account	Separate Account Nonguaranteed	Total	% of Total
	($In Thousands)
Subject to discretionary withdrawal:
With market value adjustment	$6,429		$6,429	1%
At fair value		$3,462	3,462
Total with market value adjustment or at fair value	6,429	3,462	9,891	1%
Not subject to discretionary withdrawal	854,216		854,216	99%
Total	$860,645	$3,462	$864,107	100%

PLA-41

Total Individual and Group Annuities and Deposit-type Contracts:	December 31, 2021
	General Account	Separate Account Nonguaranteed	Total	% of Total
	($In Thousands)
Subject to discretionary withdrawal:
With market value adjustment	$83,314		$83,314	1%
At book value less current surrender charge of 5% or more (1)	460,754		460,754	6%
At fair value		$3,337,290	3,337,290	42%
Total with market value adjustment or at fair value	544,068	3,337,290	3,881,358	49%
At book value without adjustment	836,147		836,147	11%
Not subject to discretionary withdrawal	3,136,365	403	3,136,768	40%
Total	$4,516,580	$3,337,693	$7,854,273	100%

Total Individual and Group Annuities and Deposit-type Contracts:	December 31, 2020
	General	Separate Account	Total	% of
	Account	Nonguaranteed		Total
	($In Thousands)
Subject to discretionary withdrawal:
With market value adjustment	$96,492		$96,492	1%
At book value less current surrender charge of 5% or more (1)	563,162		563,162	8%
At fair value		$3,002,224	3,002,224	41%
Total with market value adjustment or at fair value	659,654	3,002,224	3,661,878	50%
At book value without adjustment	745,693		745,693	10%
Not subject to discretionary withdrawal	2,985,801	396	2,986,197	40%
Total	$4,391,148	$3,002,620	$7,393,768	100%

(1) Withdrawal characteristic categories were evaluated using effective surrender charge rates, where applicable.

The following information is obtained from the applicable exhibit in the Company’s Annual Statement and related Separate Accounts Annual Statement, both of which are filed with the AZ DIFI, and are provided to reconcile annuity reserves and deposit-type contract funds and other liabilities without life or disability contingencies to amounts reported in the Annual Statement:

	December 31,
	2021	2020
	(In Thousands)
Annual Statement:
Annuities	$3,655,935	$3,529,160
Deposit-type contracts	860,645	861,988
Total	4,516,580	4,391,148
Separate Accounts Annual Statement:
Annuities	3,334,231	2,999,364
Other contract deposit funds	3,462	3,256
Combined total	$7,854,273	$7,393,768

PLA-42

11.                  ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The tables below describe withdrawal characteristics of life actuarial reserves as of December 31, 2021 and 2020:

December 31, 2021	General Account			Separate Account - Nonguaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
	(In Thousands)
Subject to discretionary withdrawal, surrender values, or contract loans:
Universal life with secondary guarantees	$9,216	$8,813	$9,264
Indexed universal life with secondary guarantees	45,164	43,520	45,524
Other permanent cash value life insurance	6,743	6,702	7,107
Variable universal life	9,183	9,144	9,170	$93,844	$93,802	$93,802

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value			4,617
Disability - active lives			40
Disability - disabled lives			6,068
Miscellaneous reserves			913
Total (direct + assumed)	70,306	68,179	82,703	93,844	93,802	93,802
Reinsurance ceded			7,612
Total (net)	$70,306	$68,179	$75,091	$93,844	$93,802	$93,802

PLA-43

December 31, 2020	General Account			Separate Account - Nonguaranteed
	Account	Cash	Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
	(In Thousands)
Subject to discretionary withdrawal, surrender values, or contract loans:

Universal life with secondary guarantees	$9,204	$8,709	$9,143
Indexed universal life with secondary guarantees	43,971	41,966	44,174
Other permanent cash value life insurance	6,829	6,696	7,211
Variable universal life	9,051	8,893	9,043	$146,396	$146,300	$146,300

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value			4,210
Disability - active lives (1)			35
Disability - disabled lives			6,585
Miscellaneous reserves			1,181
Total (direct + assumed)	69,055	66,264	81,582	146,396	146,300	146,300
Reinsurance ceded			8,210
Total (net)	$69,055	$66,264	$73,372	$146,396	$146,300	$146,300

(1) Certain disability - active lives were reported in the first section instead of the Disability - active lives row in the second section since they are subject to discretionary withdrawal.

The table below describes the total withdrawal characteristics of life actuarial reserves for life and accident and health and separate accounts annual statements.

	December 31,
	2021	2020
Annual Statement:	(In Thousands)
Life insurance section	$73,993	$72,019
Disability - active lives section	16	14
Disabled lives section	173	165
Miscellaneous section	909	1,174
Subtotal	75,091	73,372

Separate Accounts Annual Statement:
Life insurance section	93,802	146,300
Combined total	$168,893	$219,672

PLA-44

12.     PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations are as follows:

	December 31, 2021		December 31, 2020
		Net of		Net of
	Gross	Loading	Gross	Loading
	(In Thousands)
Ordinary renewal	$60	$45	$127	$126
Total	$60	$45	$127	$126

13.     SEPARATE ACCOUNTS

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business.  As of December 31, 2021, the Company reported assets and liabilities from the following product lines in separate accounts:

•                  Variable annuities

•                  Variable universal life

In accordance with the products recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the General Account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the General Account.

As of December 31, 2021 and 2020, the Company’s Separate Accounts Annual Statement included legally insulated assets of  $3,490.6 million and $3,199.1 million, respectively.  The assets legally insulated and not legally insulated from the general account as of December 31, 2021 are attributed to the following products (In Thousands):

	Separate Account Assets	Separate Account Assets
Product	Legally Insulated	Not Legally Insulated
Variable annuities	$3,396,717
Variable universal life	93,844
Total	$3,490,561	$—

In accordance with the products recorded within the Separate Account, some separate account liabilities are guaranteed by the General Account. In accordance with guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

To compensate the General Account for the risk taken, the Separate Account paid risk charges as follows for the years ended December 31, 2021, 2020, 2019, 2018, and 2017 of $18.4 million, $16.7 million, $16.7 million, $17.4 million, and $17.9 million, respectively.

For the years ended December 31, 2021, 2020 and 2019, the General Account of the Company had paid zero, $0.1 million and $0.1 million, respectively, toward guarantees on the Separate Account contracts.

The Company has no Separate Accounts with guarantees.  The Company’s Separate Accounts without guarantees consist of the variable annuities and variable universal life businesses where the assets of these accounts are carried at fair value.

PLA-45

Information regarding the Separate Accounts of the Company is as follows:

	Years Ended December 31,
	2021	2020
	(In Thousands)
Premiums, considerations or deposits	$331,695	$238,542

	December 31,
	2021	2020
	(In Thousands)
Reserves for accounts with assets at fair value	$3,431,495	$3,148,920

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal at fair value	$3,431,092	$3,148,524
Not subject to discretionary withdrawal	403	396
Total	$3,431,495	$3,148,920

	Years Ended December 31,
	2021	2020	2019
	(In Thousands)
Transfers as reported in the summary of operations - statutory basis of the Separate Accounts Annual Statement:
Transfers to separate accounts	$331,200	$238,311	$181,371
Transfers from separate accounts	386,614	278,642	325,913
Net transfers from separate accounts	(55,414)	(40,331)	(144,542)
Reconciling adjustments:
Net lag gain/loss for annuities in general account only	3	(550)	652
Transfers as reported in current and future policy benefits in the accompanying statements of operations - statutory basis	($55,411)	($40,881)	($143,890)

PLA-46

14.                  BORROWED MONEY

The Company has an agreement with Pacific Life to borrow up to $100 million at variable interest rates.  There was no amount outstanding as of December 31, 2021 and 2020.

The Company maintains reverse repurchase lines of credit with various financial institutions. There was no debt outstanding in connection with reverse repurchase lines of credit as of December 31, 2021 and 2020.

PL&A is a member of the Federal Home Loan Bank of San Francisco (FHLB).  The Company is eligible to receive advances from the FHLB based on a percentage of the Company’s net admitted assets provided it has sufficient available eligible collateral and is in compliance with the FHLB requirements and insurance laws and regulations.  The Company’s estimated maximum borrowing capacity (after taking into account required collateralization levels) was $11.0 million and $15.9 million as of December 31, 2021 and 2020.  However, asset eligibility determination is subject to the FHLB’s discretion and to the availability of qualifying assets at the Company.  The Company had no collateral pledged to the FHLB.  Interest is at variable or fixed rates. The Company had no borrowing from the FHLB as of December 31, 2021 and 2020.

The Company is required to purchase stock in FHLB of San Francisco each time it receives an advance.  As of December 31, 2021 and 2020, the Company holds $3.6 million and $4.6 million, respectively, of FHLB of San Francisco, which is recorded in common stocks.

The membership stock (Class A and B) eligible and not eligible for redemption as of December 31, 2021 and 2020 is as follows:

December 31, 2021	Total	Not Eligible for Redemption	Eligible for Redemption
Membership stock:	(In Thousands)
Class A
Class B	$3,647	$3,647

December 31, 2020	Total	Not Eligible for Redemption	Eligible for Redemption
Membership stock:	(In Thousands)
Class A
Class B	$4,490	$4,490

15.                  COMMITMENTS AND CONTINGENCIES

COMMITMENTS

As of December 31, 2021, the Company has no outstanding commitments for investments in joint ventures, partnerships and limited liability companies.

In connection with the operations of PLFA, the Company and Pacific Life are obligated to contribute additional capital funding as may be required according to their respective membership percentages.  There were no capital contributions to PLFA for the years ended December 31, 2021, 2020 and 2019.

PLA-47

CONTINGENCIES - LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages.  Although the Company is confident of its position in these matters, success is not a certainty and a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s financial statements - statutory basis.

Issues were identified in a market conduct exam that may be indicative of potential losses.  The Company has accrued a loss contingency based on management’s best estimate and does not expect these issues to have a materially adverse effect on the Company’s financial statements - statutory basis.

CONTINGENCIES - IRS REVENUE RULING

In 2007, the IRS issued Rev. Rul. 2007-54, interpreting then-current tax law regarding the computation of the dividend received deduction (DRD).  Later in 2007, the IRS issued Revenue Ruling 2007-61, suspending Rev. Rul. 2007-54 and indicating that the IRS would re-address this issue in a future regulation project.  In 2014, the IRS issued Rev. Rul. 2014-7, stating that it would not address this issue through regulation, but instead would defer to legislative action.  Rev. Rul. 2014-7 also expressly superseded Rev. Rul. 2007-54, and declared Rev. Rul. 2007-61 obsolete. With the enactment the Act on December 22, 2017, DRD computations have been modified effective January 1, 2018. Therefore, the Company does not expect that any of the rulings described above will affect DRD computations in the future. However, in open tax years before 2018, the Company could still lose a substantial portion of its DRD claims, which could in turn have a material adverse effect on the Company’s financial statements - statutory basis.

CONTINGENCIES - OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company.  These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation.  Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated.  The Company has not made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, the Company may record a contingent reserve for such matters. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s financial statements - statutory basis.

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payments of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent  insurance companies by assessing all other companies operating in similar lines of business. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset.  As of December 31, 2021 and 2020, the estimated liability was $0.2 million and $0.1 million, respectively.  As of December 31, 2021 and 2020, the related premium tax receivable was $2.4 million and $2.3 million, respectively.  These amounts represent management’s best estimate based on information received from the state in which the Company writes business and may change due to many factors including the Company’s share of the ultimate cost of current insolvencies. Future guaranty fund assessments are expected to be paid based on anticipated funding periods for each guaranty association obligation. Premium tax offsets are expected to be realized based on regulations set forth by various state taxing authorities.

PLA-48

See Note 1 for discussion of other contingencies related to reinsurance.

See Note 5 for discussion of other contingencies related to derivative instruments.

See Note 6 for discussion of other contingencies related to income taxes.

PLA-49

Pacific Life & Annuity Company

S U P P L E M E N T A L   S C H E D U L E   O F   S E L E C T E D   F I N A N C I A L   D A T A

A S   O F   A N D   F O R   T H E   Y E A R   E N D E D   D E C E M B E R   3 1 ,  2 0 2 1

(In Thousands)

Investment Income Earned:
U.S. Government bonds	$209
Bonds exempt from U.S. tax
Other bonds (unaffiliated)	206,964
Bonds of affiliates
Preferred stocks (unaffiliated)	118
Preferred stocks of affiliates
Common stocks (unaffiliated)	215
Common stocks of affiliates
Mortgage loans	19,236
Real estate
Contract loans	256
Cash and cash equivalents	37
Derivative instruments	(3,324)
Other invested assets	4,620
Aggregate write-ins for investment income	54
Gross Investment Income	$228,385

Real Estate Owned - Book Value Less Encumbrances

Mortgage Loans - Book Value:
Farm mortgages
Residential mortgages
Commercial mortgages	$351,191
Mezzanine	26,689
Total Mortgage Loans	$377,880

Mortgage Loans By Standing - Book Value:
Good standing	$377,880
Good standing with restructured terms
Interest overdue more than 90 days, not in foreclosure
Foreclosure in process

Other Long-Term Assets - Carrying Value	$25,909

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Carrying Value:
Bonds
Preferred stocks
Common stocks

PLA-50

Bonds by NAIC Designation and Maturity:
Bonds by Maturity - Statement Value:
Due within one year or less	$128,274
Over 1 year through 5 years	775,965
Over 5 years through 10 years	1,313,373
Over 10 years through 20 years	1,317,881
Over 20 years	998,032
Total by Maturity	$4,533,525

Bonds by NAIC Designation - Statement Value:
NAIC 1	$2,211,149
NAIC 2	2,210,225
NAIC 3	90,084
NAIC 4	6,901
NAIC 5	15,166
NAIC 6
Total by NAIC Designation	$4,533,525

Total Bonds Publicly Traded	$3,464,219
Total Bonds Privately Traded	$1,069,306
Preferred Stocks - Statement Value
Common Stocks - Unaffiliated - Statement Value	$3,647
Common Stocks - Affiliated - Statement Value
Cash Equivalents	$76,238
Options, Caps & Floors Owned - Statement Value	$2,243
Options, Caps & Floors Written and In Force - Statement Value
Collar, Swap & Forward Agreements Open - Statement Value	$2,503
Futures Contracts Open - Statement Value	$6,391
Cash on Deposit	($2,173)

Life Insurance In Force:
Industrial
Ordinary	$4,180,601
Credit Life
Group Life	$472

Amount of Accidental Death Insurance In Force Under Ordinary Policies	$550

PLA-51

Life Insurance Policies with Disability Provisions In Force:
Industrial
Ordinary	$9,530
Credit Life
Group Life

Supplementary Contracts In Force:
Ordinary - Not Involving Life Contingencies
Amount on Deposit
Income Payable
Ordinary - Involving Life Contingencies
Income Payable
Group - Not Involving Life Contingencies
Amount on Deposit
Income Payable
Group - Involving Life Contingencies
Income Payable

Annuities:
Ordinary
Immediate - Amount of Income Payable	$143,232
Deferred - Fully Paid Account Balance	$1,360,486
Deferred - Not Fully Paid - Account Balance

Group
Amount of Income Payable	$11,799
Fully Paid Account Balance
Not Fully Paid - Account Balance

Accident and Health Insurance - Premiums In Force:
Group
Credit
Other

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$860,645
Dividend Accumulations - Account Balance

PLA-52

Claim Payments 2021:

Group Accident and Health - Year Ended December 31, 2021
2021
2020
2019
2018
2017
Prior

Other Accident and Health
2021
2020
2019
2018
2017
Prior

Other Coverages that Use Developmental Methods to Calculate Claim Reserves
2021
2020
2019
2018
2017
Prior

PLA-53

Pacific Life & Annuity Company

S U P P L E M E N T A L   S U M M A R Y   I N V E S T M E N T   S C H E D U L E

D E C E M B E R   3 1 ,  2 0 2 1

($ In Thousands)

	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
Long-term bonds:
U.S. Governments	$9,079	0.180%	$9,079	0.180%
All other governments	31,479	0.624%	31,479	0.624%
U.S. states, territories, and possessions, etc. guaranteed	8,838	0.175%	8,838	0.175%
U.S. political subdivisions of states, territories, and possessions, guaranteed	58,184	1.152%	58,184	1.152%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	293,357	5.811%	293,357	5.811%
Industrial and miscellaneous	4,132,588	81.855%	4,132,588	81.855%
Total long-term bonds	4,533,525	89.797%	4,533,525	89.797%

Common stocks:
Industrial and miscellaneous other (unaffiliated)	3,647	0.072%	3,647	0.072%
Total common stocks	3,647	0.072%	3,647	0.072%

Mortgage loans:
Commercial mortgages	351,191	6.956%	351,191	6.956%
Mezzanine real estate loans	26,689	0.529%	26,689	0.529%
Total mortgage loans	377,880	7.485%	377,880	7.485%

Cash and cash equivalents:
Cash	(2,173)	(0.043%)	(2,173)	(0.043%)
Cash equivalents	76,238	1.510%	76,238	1.510%
Total cash and cash equivalents	74,065	1.467%	74,065	1.467%

Contract loans	9,747	0.193%	9,747	0.193%
Derivatives	16,169	0.320%	16,169	0.320%
Receivables for securities	487	0.010%	487	0.010%
Other invested assets	33,119	0.656%	33,119	0.656%
Total invested assets	$5,048,639	100.000%	$5,048,639	100.000%

*Gross Investment Holdings as valued in compliance with NAIC Accounting Practices and Procedures Manual.

PLA-54

Pacific Life & Annuity Company

S U P P L E M E N T A L  S C H E D U L E  O F  I N V E S T M E N T  R I S K  I N T E R R O G A T O R I E S

D E C E M B E R  3 1 ,  2 0 2 1

The Company’s Total Admitted Assets, excluding separate accounts, as reported in the Statements of Admitted Assets, Liabilities and Capital and Surplus (Total Admitted Assets) was $5,124.6 million as of December 31, 2021.

1.               The 10 largest exposures to a single issuer/borrower/investment as of December 31, 2021, are as follows:

	(In Thousands)	Percentage of Total Admitted Assets
Amgen Inc (Bond)	$46,866	0.9%
Comcast Corporation (Bond)	46,861	0.9%
IBM Corporation (Bond)	44,762	0.9%
AT&T Corporation (Bond)	41,442	0.8%
Commercial loan (Mortgage Loan)	39,583	0.8%
Pfizer Inc (Bond)	38,959	0.8%
Commercial loan (Mortgage Loan)	37,837	0.7%
Metropolitan Transport Authority NY (Bond)	37,035	0.7%
United Technologies Corporation (Bond)	34,846	0.7%
Xcel Energy Inc (Bond)	34,731	0.7%

2.               The amounts and percentages of Total Admitted Assets held in bonds and preferred stocks by NAIC designation as of December 31, 2021, are as follows:

	(In Thousands)	Percentage of Total Admitted Assets		(In Thousands)	Percentage of Total Admitted Assets
Bonds:			Preferred Stock:
NAIC 1	$2,211,149	43.1%	P/RP 1
NAIC 2	2,210,225	43.1%	P/RP 2
NAIC 3	90,084	1.8%	P/RP 3
NAIC 4	6,901	0.1%	P/RP 4
NAIC 5	15,166	0.3%	P/RP 5
NAIC 6			P/RP 6

PLA-55

3.               Assets held in foreign investments as of December 31, 2021, totaled $514.1 million, which represents 10.0% of Total Admitted Assets.

a.               The aggregate foreign investment exposure, categorized by NAIC sovereign designation as of December 31, 2021, is as follows:

	(In Thousands)	Percentage of Total Admitted Assets
Countries designated NAIC 1	$438,824	8.6%
Countries designated NAIC 2	45,143	0.9%
Countries designated NAIC 3 or below	30,108	0.6%

b.               The largest foreign investment exposures in a single country, categorized by the country’s NAIC sovereign designation as of December 31, 2021, are as follows:

	(In Thousands)	Percentage of Total Admitted Assets
Countries designated NAIC 1
Country: United Kingdom (Great Britain)	$136,889	2.7%
Country: Germany	67,940	1.3%
Countries designated NAIC 2
Country: Mexico	27,319	0.5%
Country: Indonesia	11,933	0.2%
Countries designated NAIC 3 or below
Country: Bahamas	17,500	0.3%
Country: Brazil	12,608	0.2%

c.                The 10 largest non-sovereign (i.e. non-governmental) foreign issues as of December 31, 2021 are as follows:

NAIC Designation	Issuer	(In Thousands)	Percentage of Total Admitted Assets
1.F FE	BP Capital Markets PLC	$25,000	0.5%
1.E FE	Toyota Motor Corporation	20,011	0.4%
2.B FE	BAT International Finance PLC	19,998	0.4%
1.D PL	Cayman Universe	19,590	0.4%
2.C FE	Ashtead Capital Inc	18,896	0.4%
1.E FE/1.F FE	Lloyds TSB Bank Group PLC	15,018	0.3%
1.G FE	Mizuho Financial Group Inc	15,000	0.3%
2.B FE	Takeda Pharmaceutical Co Ltd	15,000	0.3%
2.C FE	Telefonaktiebolaget LM Ericsson	14,997	0.3%
2.B FE	Anheuser-Busch Companies Inc	13,523	0.3%

4.               The aggregate amount and percentage of Total Admitted Assets held in Canadian investments as of December 31, 2021, totaled $165.2 million, which represent 3.2% of Total Admitted Assets.

5.               The aggregate amount and percentage of Total Admitted Assets held in investments with contractual sales restrictions are less than 2.5% of Total Admitted Assets as of December 31, 2021.

PLA-56

6.               Assets held in equity interest are less than 2.5% of Total Admitted Assets as of December 31, 2021.

7.               Assets held in nonaffiliated, privately placed equities are less than 2.5% of Total Admitted Assets as of December 31, 2021.

a.               Ten largest fund managers as of December 31, 2021 are as follows:

	Total
	Invested	Diversified	Nondiversified
Fund Manager	(In Thousands)
Walkers Fiduciary Limited	$490	$490

8.               Assets held in general partnership interests are less than 2.5% of Total Admitted Assets as of December 31, 2021.

9.               The amounts and percentages of Total Admitted Assets held in mortgage loans as of December 31, 2021, are as follows:

a.               The 10 largest aggregate mortgage interests sharing the same property or group of properties as of December 31, 2021 are as follows:

Type (Residential, Commercial, Agricultural)	(In Thousands)	Percentage of Total Admitted Assets
Commercial loan	$39,583	0.8%
Commercial loan	33,716	0.7%
Commercial loan	32,677	0.6%
Commercial loan	32,605	0.6%
Commercial loan	28,086	0.5%
Commercial loan	26,689	0.5%
Commercial loan	25,000	0.5%
Commercial loan	19,985	0.4%
Commercial loan	19,975	0.4%
Commercial loan	19,122	0.4%

10.         The aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisals as of December 31, 2021 are as follows:

	(In Thousands)	Percentage of Total Admitted Assets
Commercial:
Above 95%
91% to 95%
81% to 90%
71% to 80%
Below 70%	$377,880	7.4%

11.         Assets held in real estate are less than 2.5% of Total Admitted Assets as of December 31, 2021.

12.         Assets held in investments held in mezzanine real estate loans are less than 2.5% of Total Admitted Assets as of December 31, 2021.

PLA-57

13.         The Company has no securities lending agreements, repurchase agreements, or reverse repurchase agreements as of December 31, 2021.

14.         The amounts and percentages of Total Admitted Assets for warrants not attached to other financial instruments, options, caps, and floors as of December 31, 2021, are as follows:

	(In Thousands)	Percentage of Total Admitted Assets
Owned:
Hedging:	$2,243	0.0%

15.         The amounts and percentages of Total Admitted Assets of potential exposure for collars, swaps, and forwards as of December 31, 2021 and each of the preceding three quarters are as follows ($ In Thousands):

		Percentage
	December 31,	of Total	As of Each Quarter End
	2021	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
Hedging	$3,887	0.1%	$3,485	$3,565	$3,686

16.         The amounts and percentages of Total Admitted Assets of potential exposure for futures contracts as of December 31, 2021 and each of the preceding three quarters are as follows ($ In Thousands):

		Percentage
	December 31,	of Total	As of Each Quarter End
	2021	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
Hedging	$6,391	0.1%	$7,244	$6,282	$6,737

PLA-58

Pacific Life & Annuity Company

S U P P L E M E N T A L  S C H E D U L E  O F  R E I N S U R A N C E  D I S C L O S U R E S

D E C E M B E R  3 1 ,  2 0 2 1

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.               The Company has not reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, that includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791.

2.               The Company has not reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk.

3.               The Company does not have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

a.               Provisions that permit the reporting of losses, or settlements to be made, less frequently than quarterly;

b.               Provisions that permit payments due from the reinsurer to not be made in cash within 90 days of the settlement date (unless there is no activity during the period); or

c.                The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

4.               The Company has not reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R.

5.               The Company has not ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the year ended December 31, 2021 and are accounted for the contract as reinsurance under SAP and as a deposit under GAAP.

6.               The Company has not ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the year ended December 31, 2021 and accounted for the contract as reinsurance under GAAP and as a deposit under SAP.

PLA-59